Filed Pursuant to Rule 433
                                                    Registration No.: 333-123990


             SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2006-CB1
                             FREE WRITING PROSPECTUS


                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.


                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275 ext. 2663.

      The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://www.sec.gov/Archives/edgar/data/1260840/000091412105000730
/0000914121-05-000730.txt.


     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The information in this free writing prospectus is preliminary and subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or the solicitation of an offer to purchase these securities, nor will there be any sale of these securities in any jurisdiction where that offer, solicitation or sale is not permitted.


THIS FREE WRITING PROSPECTUS IS SUBJECT TO COMPLETION AND IS DATED JANUARY 5,
2006

PROSPECTUS SUPPLEMENT DATED January __, 2006  (To Prospectus dated May 20, 2005)


[LOGO] C-BASS                                                    [LOGO]
       CREDIT-BASED ASSET SERVICING                          RADAR VIEWER(SM)
       AND SECURITIZATION LLC

                                 $[800,008,000]
                                  (Approximate)
             Securitized Asset Backed Receivables LLC Trust 2006-CB1
                                 Issuing Entity
                    Securitized Asset Backed Receivables LLC
                                    Depositor
               Credit-Based Asset Servicing and Securitization LLC
                                     Sponsor
                            Litton Loan Servicing LP
                                    Servicer
         C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB1

o Securitized Asset Backed Receivables LLC Trust 2006-CB1 is issuing certificates in 20 classes, but is offering only 13 classes through this prospectus supplement.


                                                                                           Principal Payment
                                                                         Average Life to       Window to
                 Expected          Expected Ratings                           Call/          Call/Maturity
                Principal        (Fitch/Moody's/ S&P/     Pass-Through      Maturity           (months)
  Class         Amount(1)              DBRS(7))             Rate(2)       (years)(3)(4)         (3)(4)
----------   ---------------   -----------------------    ------------   ---------------   -----------------
Class AV-1   $ [301,915,000]       AAA/Aaa/AAA/AAA          Variable        2.00/2.18       1 - 70/ 1 - 161
Class AF-1   $ [189,541,000]       AAA/Aaa/AAA/AAA           Fixed          0.95/0.95        1 - 20/1 - 20
Class AF-2   $ [119,362,000]       AAA/Aaa/AAA/AAA           Fixed          2.20/2.20       20 - 35/20 - 35
Class AF-3    $ [15,057,000]       AAA/Aaa/AAA/AAA           Fixed          4.10/4/11      35 - 70/35 - 156
Class AF-4    $ [35,996,000]       AAA/Aaa/AAA/AAA           Fixed          5.64/7.22      54 - 70/54 - 156
Class M-1     $ [28,814,000]     AA+/Aa1/AA+/AA(high)       Variable        4.71/5.15      49 - 70/49 - 136
Class M-2     $ [27,119,000]        AA+/Aa2/AA/AA           Variable        4.49/4.92      45 - 70/45 - 130
Class M-3     $ [16,526,000]      AA/Aa3/AA-/AA(low)        Variable        4.38/4.80      43 - 70/43 - 125
Class M-4     $ [15,254,000]      AA/A1/AA-/AA(low)         Variable        4.31/4.71      42 - 70/42 - 120
Class M-5     $ [14,407,000]       A+/A2/A+/A(high)         Variable        4.27/4.65      41 - 70/41 - 116
Class M-6     $ [13,136,000]           A/A3/A/A             Variable        4.23/4.59      40 - 70/40 - 111
Class B-1     $ [11,864,000]      A-/Baa1/A-/A(low)         Variable        4.20/4.54      39 - 70/39 - 106
Class B-2     $ [11,017,000]   BBB+/Baa2/BBB+/BBB(high)     Variable        4.17/4.47      39 - 70/39 - 101

-------------

(1)    Subject to a variance of plus or minus 5%.

(2) The pass-through rate for each class of certificates will be equal to either a fixed rate or the sum of one-month LIBOR plus a fixed margin, subject to caps on those pass-through rates as described in this prospectus supplement under "Summary--Description of the Certificates--Pass-Through Rates".

(3)    Pricing assumes 10% optional clean-up call is exercised.

(4)    Based on 100% of the applicable prepayment assumption.

Each class of certificates will receive monthly distributions of interest, principal or both, beginning on February 27, 2006.

Assets of the Issuing Entity--

      o Closed-end, adjustable- and fixed-rate subprime loans secured by first- or second-lien mortgages or deeds of trust on residential real properties.

Credit Enhancement--

      o Subordination of the subordinate certificates to the senior certificates as described in this prospectus supplement under "Description of the Certificates--Distributions of Interest and Principal"; and

      o Excess interest and overcollateralization as described in this prospectus supplement under "Description of the Certificates--Overcollateralization Provisions".

Interest Rate Support--

      o Two interest rate cap agreements with [___________________] as cap provider, for the benefit of the Class AV-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 certificates as described in this prospectus supplement under "Description of the Certificates--Interest Rate Cap Agreements".

      You should consider carefully the risk factors beginning on page S-[16] of this prospectus supplement and page [15] in the prospectus.

      The certificates will not represent obligations of Securitized Asset Backed Receivables LLC or any of its affiliates. Neither the depositor, the sponsor nor any of their respective affiliates, will insure or guarantee distributions on the certificates of any series. No governmental agency or any other person will insure the certificates or the collateral securing the certificates.

      You are encouraged to consult with your own advisors to determine if the offered certificates are appropriate investments for you and to determine the applicable legal, tax, regulatory and accounting treatment of the offered certificates.

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

      We will not list the offered certificates on any national securities exchange or on any automated quotation system.

Barclays Capital

                 Lehman Brothers

                                  UBS Investment Bank

                                                       Rabo Securities USA, Inc.

              Important Notice About Information Presented in this Prospectus Supplement and the Accompanying Prospectus

      We provide information about the offered certificates for the series 2006-CB1 in two separate documents that progressively include more detail:

      o the accompanying prospectus dated May 20, 2005, which provides general information, some of which may not apply to the series 2006-CB1 certificates.

      o this prospectus supplement, which describes the specific terms of the series 2006-CB1 certificates.

      Sales of the offered certificates may not be completed unless you have received both this prospectus supplement and the prospectus. You are urged to read both this prospectus supplement and the prospectus in full.

      Cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials are included to assist in locating further related discussions. The following table of contents and the table of contents in the accompanying prospectus provide the pages on which these captions are located.

      In this prospectus supplement, the terms "depositor", "we", "us" and "our" refer to Securitized Asset Backed Receivables LLC.

      All annexes and schedules to this prospectus supplement are a part of this prospectus supplement.

                             EUROPEAN ECONOMIC AREA

      In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

            (a) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

            (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

            (c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

      For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                 UNITED KINGDOM

      The underwriter has represented and agreed that:

         (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act (the "FSMA")) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the FSMA does not apply to the issuer; and

         (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

                       NOTICE TO UNITED KINGDOM INVESTORS

      The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") or 19 (Investment Professionals) of the Financial Services and Market Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

      Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the issuing entity and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                Table of Contents

Prospectus Supplement                                                              Page
---------------------                                                              ----
Summary .......................................................................     S-7
Risk Factors ..................................................................    S-23
      Conflicts of Interest between the Servicer and the Issuing Entity .......    S-36
The Mortgage Loan Pool ........................................................    S-38
      General .................................................................    S-38
      Prepayment Premiums .....................................................    S-39
      Adjustable-Rate Mortgage Loans ..........................................    S-39
      The Index ...............................................................    S-40
      Balloon Loans ...........................................................    S-40
      Interest Only Mortgage Loans ............................................    S-40
      Dual Amortization Loans .................................................    S-41
      Junior Liens ............................................................    S-41
      Underwriting Guidelines .................................................    S-41
      The Aggregate Mortgage Loans ............................................    S-44
      The Group I Mortgage Loans ..............................................    S-45
      The Group II Mortgage Loans .............................................    S-46
      Credit Scores ...........................................................    S-47
The Servicer ..................................................................    S-48
      General .................................................................    S-48
The Sponsor ...................................................................    S-49
Static Pool Information .......................................................    S-50
The Depositor .................................................................    S-51
The Issuing Entity ............................................................    S-51
The Trustee ...................................................................    S-51
      General .................................................................    S-51
      Corporate Trust General .................................................    S-51
      Trustee, Registrar, Paying Agent ........................................    S-52
THE CUSTODIAN .................................................................    S-53
Description of the Certificates ...............................................    S-53
      General .................................................................    S-53
      Book-Entry Registration .................................................    S-54
      Definitive Certificates .................................................    S-58
      Assignment of the Mortgage Loans ........................................    S-58
      Delivery of Mortgage Loan Documents .....................................    S-59
      Representations and Warranties Relating to the Mortgage Loans ...........    S-60
      Payments on the Mortgage Loans ..........................................    S-63
      Distributions ...........................................................    S-64
      Administration Fees .....................................................    S-65
      Priority of Distributions Among Certificates ............................    S-65
      Distributions of Interest and Principal .................................    S-66
      Allocation of Principal Payments to Class A Certificates ................    S-73
      Calculation of One-Month LIBOR ..........................................    S-75
      Excess Reserve Fund Account .............................................    S-75
      Interest Rate Cap Agreements ............................................    S-75
      Overcollateralization Provisions ........................................    S-77
      ERISA Restrictions on Transfer of the Subordinated Certificates .........    S-78
      Reports to Certificateholders ...........................................    S-78
The Pooling and Servicing Agreement ...........................................    S-80
      Subservicers ............................................................    S-80
      Servicing and Trustee Fees and Other Compensation and Payment of Expenses    S-81
      P&I Advances and Servicing Advances .....................................    S-81
      Pledge and Assignment of Servicer's Rights ..............................    S-83
      Prepayment Interest Shortfalls ..........................................    S-83
      Optional Purchase of Delinquent Mortgage Loans ..........................    S-83
      Servicer Reports ........................................................    S-83
      Collection and Other Servicing Procedures ...............................    S-84
      Hazard Insurance ........................................................    S-85
      Realization Upon Defaulted Mortgage Loans ...............................    S-85
      Removal and Resignation of the Servicer .................................    S-86
      Eligibility Requirements for Trustee; Resignation and Removal of Trustee     S-88
      Termination; Optional Clean-up Call .....................................    S-88
      Certain Matters Regarding the Depositor, the Servicer and the Trustee ...    S-89
      Amendment ...............................................................    S-90
Prepayment and Yield Considerations ...........................................    S-91
      Structuring Assumptions .................................................    S-91
      General .................................................................   S-101
      Defaults ................................................................   S-101
      Prepayment Considerations and Risks .....................................   S-101
      Overcollateralization Provisions ........................................   S-103
      Subordinated Certificates ...............................................   S-103
      Weighted Average Lives of the Principal Certificates ....................   S-104
      Decrement Tables ........................................................   S-105
      Prepayment Scenarios ....................................................   S-105
      Final Scheduled Distribution Date .......................................   S-113
Federal Income Tax Considerations .............................................   S-113
      General .................................................................   S-113
      Taxation of Regular Interests ...........................................   S-114
      Status of the Principal Certificates ....................................   S-114
      The Basis Risk Contract Component .......................................   S-114
      Other Matters ...........................................................   S-116
State and Local Taxes .........................................................   S-116
ERISA Considerations ..........................................................   S-116
Legal Investment ..............................................................   S-118
Legal Matters .................................................................   S-120
Reports to Certificateholders .................................................   S-120
Ratings .......................................................................   S-120
Glossary ......................................................................   S-122
ANNEX I - CERTAIN U S  FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS ..........     I-1
ANNEX II - INTEREST RATE CAP SCHEDULES ........................................    II-1
SCHEDULE A-COLLATERAL TERM SHEET ..............................................     A-1

                                     SUMMARY

     This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. You should read this entire prospectus supplement and the accompanying prospectus carefully to understand all of the terms of the offering of the certificates.

Relevant Parties

Sponsor...................................  Credit-Based Asset Servicing and
                                            Securitization LLC, a Delaware
                                            limited liability company. The
                                            principal executive office of the
                                            sponsor is located at 335 Madison
                                            Avenue, 19th Floor, New York, New
                                            York 10017. For further information
                                            regarding the sponsor, see "The
                                            Sponsor" in this prospectus
                                            supplement.

Depositor.................................  Securitized Asset Backed Receivables
                                            LLC, the depositor, is a limited
                                            liability company organized under
                                            the laws of Delaware. The principal
                                            executive office of the depositor is
                                            located at 200 Park Avenue, New
                                            York, New York 10166, and its
                                            telephone number is (212) 412-4000.
                                            The depositor is a direct wholly
                                            owned subsidiary of Barclays Bank
                                            PLC. For further information
                                            regarding the depositor, see "The
                                            Depositor" in the accompanying
                                            prospectus.

Issuing Entity............................  Securitized Asset Backed Receivables
                                            LLC Trust 2006-CB1, a trust that
                                            will be formed pursuant to a pooling
                                            and servicing agreement, dated as of
                                            January 1, 2006, by and among the
                                            depositor, the servicer, the sponsor
                                            and the trustee.

Servicer..................................  Litton Loan Servicing LP, a Delaware
                                            limited partnership. The principal
                                            executive office of the servicer is
                                            located at 4828 Loop Central Drive,
                                            Houston, Texas 77081. Litton Loan
                                            Servicing LP will act as servicer of
                                            the mortgage loans and, in that
                                            capacity, will:

                                            (1)  provide customary servicing
                                                 functions with respect to the
                                                 mortgage loans pursuant to a
                                                 pooling and servicing agreement
                                                 among the depositor, the
                                                 servicer, the sponsor and the
                                                 trustee;

                                            (2)  provide certain reports to the
                                                 trustee; and

                                            (3)  make certain advances.

                                            For further information regarding
                                            the servicer, see "The Servicer" in
                                            this prospectus supplement.

Trustee...................................  U.S. Bank National Association. The
                                            corporate trust office of the
                                            trustee is located 60 Livingston
                                            Avenue, St. Paul, Minnesota 55107.
                                            For further information regarding
                                            the trustee, see "The Trustee" in
                                            this prospectus supplement.

Custodian.................................  The Bank of New York. For further information regarding the custodian,
                                            see "The Custodian" in this
                                            prospectus supplement.

                                            The following diagram illustrates
                                            the various parties involved in the
                                            transaction and their functions:

                                            ------------------------------------

                                                    Various originators


                                            ------------------------------------
                                                              |
                                                              |       Loans
                                                              |
                                                              \/
                                            ------------------------------------
                                                                                       ------------------------------
                                              Credit-Based Asset Servicing and
                                                    Securitization LLC                       Bank of New York
                                                         (Sponsor)                             (Custodian)

                                            ------------------------------------       ------------------------------
                                                              |
                                                              |        Loans
                                                              \/
                                            ------------------------------------
                                                                                       ------------------------------
                                            Securitized Asset Backed Receivables
                                                             LLC                         Litton Loan Servicing LP
                                                         (Depositor)                            (Servicer)

                                            ------------------------------------       ------------------------------
                                                              |
                                                              |         Loans
                                                              \/
                                            ------------------------------------       ------------------------------

                                            Securitized Asset Backed Receivables             [_______________]
                                                      LLC Trust 2006-CB1                        Cap Provider
                                                       (Issuing Entity)

                                            ------------------------------------       ------------------------------


                                                                                       ------------------------------

                                                                                       U.S. Bank National Association
                                                                                                 (Trustee)

                                                                                       ------------------------------

Cap Provider..............................  [To be determined.] The cap provider will be rated at least "A2" by
                                            Moody's and "A" by S&P. See
                                            "Description of the
                                            Certificates--Interest Rate Cap
                                            Agreements" in this prospectus
                                            supplement.

Rating Agencies...........................  Fitch, Inc., Moody's Investors
                                            Service, Inc., Standard & Poor's
                                            Rating Services, a division of The
                                            McGraw-Hill Companies, Inc., and
                                            Dominion Bond Rating Service, Inc.
                                            will issue ratings with respect to
                                            the certificates.

Relevant Dates

Cut-off Date..............................  January 1, 2006.

Closing Date..............................  On or about January 26, 2006.

Final Scheduled Distribution Date.........  The distribution date occurring in
                                            January 2036.

Distribution Date.........................  Distributions on the certificates will be made on the 25th day of each
                                            month, or, if the 25th day is not a
                                            business day, on the next business
                                            day, beginning in February 2006, to
                                            the holders of record on the
                                            preceding record date.

                                            The record date for the certificates
                                            will be the business day preceding
                                            the related distribution date,
                                            unless the certificates are issued
                                            in definitive form, in which case
                                            the record date will be the last
                                            business day of the month
                                            immediately preceding the related
                                            distribution date.

Assets of the Pool

The Mortgage Loans........................  The mortgage loans to be included in the issuing entity will be
                                            adjustable- and fixed-rate subprime
                                            mortgage loans secured by first- and
                                            second-lien mortgages or deeds of
                                            trust on residential real
                                            properties. All of the mortgage
                                            loans were purchased by the sponsor
                                            from various originators, including
                                            Encore Credit Corp. (approximately
                                            19.34%), Lime Financial Inc.
                                            (approximately 19.10%) and ResMAE
                                            Mortgage Corporation (approximately
                                            17.36%). The sponsor will make
                                            certain representations and
                                            warranties relating to the mortgage
                                            loans.

                                            On the closing date, the sponsor
                                            will sell the mortgage loans to the
                                            depositor and depositor will sell
                                            the mortgage loans to the issuing
                                            entity. The aggregate scheduled
                                            principal balance of the mortgage
                                            loans as of the cut-off date was
                                            approximately $847,466,907, of which
                                            approximately 90.52% of the mortgage
                                            loans are adjustable-rate mortgage
                                            loans and approximately 9.48% are
                                            fixed-rate mortgage loans.
                                            Approximately 14.50%, 0.19%, 35.00%,
                                            0.04% and 1.68% of the mortgage
                                            loans are interest-only for a period
                                            of two, three, five, seven and ten
                                            years, respectively.

                                            Approximately 98.82% of the mortgage
                                            loans are first-lien mortgage loans,
                                            and approximately 1.18% of the
                                            mortgage loans are second-lien
                                            mortgage loans.

                                            The information regarding the
                                            mortgage loans set forth in this
                                            prospectus supplement that is based
                                            on the principal balance of the
                                            mortgage loans as of the cut-off
                                            date assumes the timely receipt of
                                            principal scheduled to be paid on
                                            the mortgage loans on or prior to
                                            that date.

                                            The mortgage loans have original
                                            terms to maturity of not greater
                                            than 360 months, have a weighted
                                            average remaining term to scheduled
                                            maturity of 354 months as of the
                                            cut-off date and have the following
                                            approximate characteristics as of
                                            the cut-off date:


                                            Range of mortgage rates:                            4.625%  to              14.500%
                                            Weighted average
                                            mortgage rate:                                      6.959%
                                            Range of gross margins of
                                            adjustable-rate
                                            mortgage loans:                                     2.140%  to              11.375%
                                            Weighted average gross margin of
                                            adjustable-rate mortgage loans:                     5.980%
                                            Range of minimum mortgage rates of
                                            adjustable-rate mortgage loans:                     0.000%  to              12.375%
                                            Weighted average minimum mortgage rate
                                            of adjustable-rate                                  5.274%

                                            mortgage loans:
                                            Range of maximum mortgage rates of
                                            adjustable-rate mortgage loans:                    10.500%  to              19.375%
                                            Weighted average maximum mortgage rate
                                            of adjustable-rate
                                            mortgage loans:                                    13.395%
                                            Range of principal balances:                    $15,402.63  to        $1,172,587.36
                                            Average principal balance:                     $232,820.58
                                            Range of combined original
                                            loan-to-value ratios:                                8.57%  to              111.64%
                                            Weighted average combined original
                                            loan-to-value ratio:                                77.79%
                                            Weighted average next rate adjustment
                                            date of adjustable-rate
                                            mortgage loans:                             November 2007
                                            Geographic concentration in excess of       California:                      54.47%
                                            5%:                                         Florida:                         10.08%
                                                                                        Arizona:                          6.79%

                                            For purposes of calculating
                                            principal distributions on the Class
                                            A certificates and for purposes of
                                            calculating the allocation of
                                            certain interest shortfalls to the
                                            certificates (other than the Class
                                            N, Class X, Class R and Class R-X
                                            certificates), in each case as
                                            described in detail in this
                                            prospectus supplement, the mortgage
                                            loans will be divided into two
                                            subpools, designated as "Group I
                                            mortgage loans" and as "Group II
                                            mortgage loans." The Group I
                                            mortgage loans will consist only of
                                            those mortgage loans with principal
                                            balances that conform to Freddie Mac
                                            guidelines. The Group II mortgage
                                            loans will consist of all other
                                            remaining mortgage loans.
                                            Information about the
                                            characteristics of the mortgage
                                            loans in each group is described
                                            under "The Mortgage Loan Pool" in
                                            this prospectus supplement. The
                                            Class AV-1 certificates generally
                                            represent interests in the Group I
                                            mortgage loans. The Class AF-1,
                                            Class AF-2, Class AF-3 and Class
                                            AF-4 certificates generally
                                            represent interests in the Group II
                                            mortgage loans. The Class M-1, Class
                                            M-2, Class M-3, Class M-4, Class
                                            M-5, Class M-6, Class B-1, Class
                                            B-2, Class B-3, Class B-4 and Class
                                            B-5 certificates represent interests
                                            in all the mortgage loans.

                                            The interest rate on each six-month
                                            LIBOR indexed mortgage loan will
                                            adjust semi-annually on each
                                            adjustment date to equal the sum of
                                            six-month LIBOR and the gross margin
                                            for that mortgage loan, subject to
                                            periodic and lifetime limitations.
                                            See "The Mortgage Loan Pool--The
                                            Index" in this prospectus
                                            supplement.

                                            For the adjustable-rate mortgage
                                            loans, the first adjustment date
                                            generally will occur only after
                                            initial periods of approximately two
                                            years, three years or five years, as
                                            more fully described under "The
                                            Mortgage Loan Pool" in this
                                            prospectus supplement.

                                            For additional information regarding
                                            the mortgage loans, see "The
                                            Mortgage Loan Pool" in this
                                            prospectus supplement.

Description of the Certificates

Offered Certificates......................  The Securitized Asset Backed
                                            Receivables LLC Trust 2006-CB1 will
                                            issue the C-BASS Mortgage Loan
                                            Asset-Backed Certificates, Series
                                            2006-CB1. Thirteen classes of the
                                            certificates -- the Class AV-1,
                                            Class AF-1, Class AF-2, Class AF-3,
                                            Class AF-4, Class M-1, Class M-2,
                                            Class M-3, Class M-4, Class M-5,
                                            Class M-6, Class B-1 and Class B-2
                                            certificates - are being offered to
                                            you by this prospectus supplement.
                                            The offered certificates, together
                                            with the Class B-3, Class B-4, and
                                            Class B-5 certificates are referred
                                            to as the "principal certificates"
                                            in this prospectus supplement. The
                                            Class AV-1, Class M, Class B-1,
                                            Class B-2 and Class B-3 certificates
                                            are referred to as the "LIBOR
                                            certificates" in this prospectus
                                            supplement. The Class AF-1, Class
                                            AF-2, Class AF-3, Class AF-4, Class
                                            B-4 and Class B-5 certificates are
                                            referred to as the "fixed-rate
                                            certificates" in this prospectus
                                            supplement. The Class AV-1, Class
                                            AF-1, Class AF-2, Class AF-3 and
                                            Class AF-4 certificates are referred
                                            to as the "Class A certificates" in
                                            this prospectus supplement.

Other Certificates........................  The issuing entity will also issue seven other classes of certificates
                                            - the Class B-3, Class B-4, Class
                                            B-5, Class X, Class N, Class R and
                                            Class R-X certificates - which will
                                            not be offered by this prospectus
                                            supplement.

                                            The Class B-3 certificates will have
                                            an initial aggregate principal
                                            balance of approximately
                                            $[8,475,000]. The Class B-3
                                            certificates initially evidence an
                                            interest of approximately 1.00% of
                                            the aggregate scheduled principal
                                            balance of the mortgage loans in the
                                            issuing entity.

                                            The Class B-4 certificates will have
                                            an initial aggregate principal
                                            balance of approximately
                                            $[11,441,000]. The Class B-4
                                            certificates initially evidence an
                                            interest of approximately 1.35% of
                                            the aggregate scheduled principal
                                            balance of the mortgage loans in the
                                            issuing entity.

                                            The Class B-5 certificates will have
                                            an initial aggregate principal
                                            balance of approximately
                                            $[8,898,000]. The Class B-5
                                            certificates initially evidence an
                                            interest of approximately 1.05% of
                                            the aggregate scheduled principal
                                            balance of the mortgage loans in the
                                            issuing entity.

                                            The Class N and Class X certificates
                                            initially evidence an interest of
                                            approximately 2.20% of the scheduled
                                            principal balance of the mortgage
                                            loans in the trust, which is the
                                            initial overcollateralization
                                            required by the pooling and
                                            servicing agreement. The Class N and
                                            Class X certificates will also be
                                            entitled to all prepayment premiums
                                            or charges received in respect of
                                            the mortgage loans.

                                            The Class B-3, Class B-4, Class B-5,
                                            Class N, Class X, Class R and Class
                                            R-X certificates will initially be
                                            held by the sponsor or an affiliate
                                            of the sponsor.

                                            The certificates will represent
                                            undivided ownership interests in the
                                            assets of the issuing entity, which
                                            consist primarily of the mortgage
                                            loans.

Structural Overview.......................  The following chart illustrates the distribution priorities and the
                                            subordination features applicable to
                                            the offered certificates.


                                                       |   Class A*    /\
                                                       |               |
                                                       |   Class M-1   |
                                                       |               |
                                                       |   Class M-2   |
                                                       |               |
                                            Accrued    |   Class M-3   |
                                            certificate|               |
                                            interest,  |   Class M-4   |Losses**
                                            then       |               |
                                            principal  |   Class M-5   |
                                                       |               |
                                                       |   Class M-6   |
                                                       |               |
                                                       |   Class B-1   |
                                                       |               |
                                                       \/  Class B-2   |

                                            ----------------
                                            *    See "Distribution Priorities"
                                                 below for principal allocation
                                                 among the Class A certificates.

                                            **   Excess special hazard losses
                                                 will be allocated pro rata to
                                                 the Class M and Class B
                                                 certificates. See "Description
                                                 of the
                                                 Certificates--Distribution of
                                                 Interest and Principal" in this
                                                 prospectus supplement.

Pass-Through Rates........................  The pass-through rates for each class of offered certificates will
                                            be equal to either the sum of
                                            one-month LIBOR plus a fixed margin
                                            or a fixed rate, subject to caps on
                                            those pass-through rates. The Class
                                            AV-1 certificates will have a
                                            pass-through rate equal to the least
                                            of (i) one month LIBOR plus [ ]% ([
                                            ]% after the first distribution date
                                            on which the optional clean up call
                                            is exercisable), (ii) the Group I
                                            Net WAC Cap, as defined in
                                            "Description of the
                                            Certificates--Distributions of
                                            Interest and Principal" in this
                                            prospectus supplement, and (iii) the
                                            Group I Maximum Rate Cap, as defined
                                            in "Description of the
                                            Certificates--Distributions of
                                            Interest and Principal" in this
                                            prospectus supplement.

                                            The Class AF-1 certificates will
                                            have a pass-through rate equal to
                                            the least of (i) [ ]% ([ ]% plus
                                            0.50% after the first distribution
                                            date on which the optional clean up
                                            call is exercisable), (ii) the Group
                                            II Net WAC Cap, as defined in
                                            "Description of the
                                            Certificates--Distributions of
                                            Interest and Principal" in this
                                            prospectus supplement, and (iii) the
                                            Group II Maximum Rate Cap, as
                                            defined in "Description of the
                                            Certificates--

                                            Distributions of Interest and
                                            Principal" in this prospectus
                                            supplement.

                                            The Class AF-2 certificates will
                                            have a pass-through rate equal to
                                            the least of (i) [ ]% ([ ]% plus
                                            0.50% after the first distribution
                                            date on which the optional clean up
                                            call is exercisable), (ii) the Group
                                            II Net WAC Cap and (iii) the Group
                                            II Maximum Rate Cap.

                                            The Class AF-3 certificates will
                                            have a pass-through rate equal to
                                            the least of (i) [ ]% ([ ]% plus
                                            0.50% after the first distribution
                                            date on which the optional clean up
                                            call is exercisable), (ii) the Group
                                            II Net WAC Cap and (iii) the Group
                                            II Maximum Rate Cap.

                                            The Class AF-4 certificates will
                                            have a pass-through rate equal to
                                            the least of (i) [ ]% ([ ]% plus
                                            0.50% after the first distribution
                                            date on which the optional clean up
                                            call is exercisable), (ii) the Group
                                            II Net WAC Cap and (iii) the Group
                                            II Maximum Rate Cap.

                                            The Class M-1 certificates will have
                                            a pass-through rate equal to the
                                            least of (i) one-month LIBOR plus [
                                            ]% ([ ]% after the first
                                            distribution date on which the
                                            optional clean up call is
                                            exercisable), (ii) the Subordinate
                                            WAC Cap, as defined in "Description
                                            of the Certificates--Distributions
                                            of Interest and Principal" in this
                                            prospectus supplement, and (iii) the
                                            Subordinate Maximum Rate Cap, as
                                            defined in "Description of the
                                            Certificates--Distributions of
                                            Interest and Principal" in this
                                            prospectus supplement.

                                            The Class M-2 certificates will have
                                            a pass-through rate equal to the
                                            least of (i) one-month LIBOR plus [
                                            ]% ([ ]% after the first
                                            distribution date on which the
                                            optional clean up call is
                                            exercisable), (ii) the Subordinate
                                            WAC Cap, and (iii) the Subordinate
                                            Maximum Rate Cap.

                                            The Class M-3 certificates will have
                                            a pass-through rate equal to the
                                            least of (i) one-month LIBOR plus [
                                            ]% ([ ]% after the first
                                            distribution date on which the
                                            optional clean up call is
                                            exercisable), (ii) the Subordinate
                                            WAC Cap, and (iii) the Subordinate
                                            Maximum Rate Cap.

                                            The Class M-4 certificates will have
                                            a pass-through rate equal to the
                                            least of (i) one-month LIBOR plus [
                                            ]% ([ ]% after the first
                                            distribution date on which the
                                            optional clean up call is
                                            exercisable), (ii) the Subordinate
                                            WAC Cap, and (iii) the Subordinate
                                            Maximum Rate Cap.

                                            The Class M-5 certificates will have
                                            a pass-through rate equal to the
                                            least of (i) one-month LIBOR plus [
                                            ]% ([ ]% after the first
                                            distribution date on which the
                                            optional clean up call is
                                            exercisable), (ii) the Subordinate
                                            WAC Cap, and (iii) the Subordinate
                                            Maximum Rate Cap.

                                            The Class M-6 certificates will have
                                            a pass-through rate equal to the
                                            least of (i) one-month LIBOR plus [
                                            ]% ([ ]% after the first
                                            distribution date on which the
                                            optional clean up call is
                                            exercisable), (ii) the Subordinate
                                            WAC Cap, and (iii) the Subordinate
                                            Maximum Rate Cap.

                                            The Class B-1 certificates will have
                                            a pass-through rate equal to the
                                            least of (i) one-month LIBOR plus [
                                            ]% ([ ]% after the first
                                            distribution date on which the
                                            optional clean up call is
                                            exercisable), (ii) the Subordinate
                                            WAC Cap, and (iii) the Subordinate
                                            Maximum Rate Cap.

                                            The Class B-2 certificates will have
                                            a pass-through rate equal to the
                                            least of (i) one-month LIBOR plus [
                                            ]% ([ ]% after the first
                                            distribution date on which the
                                            optional clean up call is
                                            exercisable), (ii) the Subordinate
                                            WAC Cap, and (iii) the Subordinate
                                            Maximum Rate Cap.

Interest Accrual Period...................  Interest will accrue on the LIBOR certificates on the basis of a
                                            360-day year and the actual number
                                            of days elapsed in the applicable
                                            interest accrual period, which, for
                                            any distribution date, will be the
                                            period from and including the
                                            preceding distribution date (or, in
                                            the case of the first distribution
                                            date, the closing date) through the
                                            day before the current distribution
                                            date. Interest will accrue on the
                                            fixed-rate certificates on the basis
                                            of a 360-day year and a 30-day month
                                            and the interest accrual period will
                                            be the calendar month preceding the
                                            distribution date (or, in the case
                                            of the first distribution date,
                                            January 1, 2006 through January 31,
                                            2006).

Distribution Priorities...................  Distributions will be made to certificateholders on a monthly
                                            basis on each distribution date. The
                                            available funds for any distribution
                                            date will consist of the total of
                                            all payments or other collections,
                                            or advances in lieu of the payments,
                                            on or in respect of the mortgage
                                            loans that are available for
                                            distributions of interest on and
                                            principal of the certificates, net
                                            of any fees and expenses of the
                                            servicer and the trustee.

                                            On each distribution date, the
                                            trustee will apply the available
                                            funds for that date for the
                                            following purposes and in the
                                            following order of priority:

                                            (a) from the portion of the
                                            available funds allocable to
                                            interest payments on the mortgage
                                            loans, (i) first, to the Class A
                                            certificates, their accrued
                                            certificate interest for the related
                                            interest accrual period and any
                                            unpaid interest amounts from prior
                                            distribution dates, payable first
                                            from the interest payments on the
                                            mortgage loans in the loan groups
                                            related to those classes of
                                            certificates, and (ii) second, to
                                            the Class M-1, Class M-2,

                                            Class M-3, Class M-4, Class M-5,
                                            Class M-6, Class B-1, Class B-2,
                                            Class B-3, Class B-4 and Class B-5
                                            certificates, in that order, their
                                            accrued certificate interest;

                                            (b) (i) on each distribution date
                                            prior to the Stepdown Date or on
                                            which a Trigger Event is in effect,
                                            from the portion of the available
                                            funds allocable to principal
                                            payments on the mortgage loans (as
                                            further described in "Description of
                                            the Certificates--Distributions of
                                            Interest and Principal" in this
                                            prospects supplement) (i) first, to
                                            the Class A certificates, pursuant
                                            to the allocation described below,
                                            until their respective class
                                            certificate balances have been
                                            reduced to zero, and (ii) second, to
                                            the Class M-1, Class M-2, Class M-3,
                                            Class M-4, Class M-5, Class M-6,
                                            Class B-1, Class B-2, Class B-3,
                                            Class B-4 and Class B-5
                                            certificates, in that order, until
                                            their respective class certificate
                                            balances have been reduced to zero;

                                            (ii) on each distribution date on
                                            and after the Stepdown Date and on
                                            which a Trigger Event is not in
                                            effect, (i) first, to the Class A
                                            certificates, pursuant to the
                                            allocation described below, the
                                            lesser of the portion of the
                                            available funds allocable to
                                            principal payments on the mortgage
                                            loans and an amount equal to the
                                            principal distribution entitlement
                                            for the Class A certificates (as
                                            further described in "Description of
                                            the Certificates--Distributions of
                                            Interest and Principal" in this
                                            prospectus supplement), until their
                                            respective class certificate
                                            balances have been reduced to zero,
                                            and (ii) second, to the Class M-1,
                                            Class M-2, Class M-3, Class M-4,
                                            Class M-5, Class M-6, Class B-1,
                                            Class B-2, Class B-3, Class B-4 and
                                            Class B-5 certificates, in that
                                            order, in each case, the lesser of
                                            the remaining portion of the
                                            available funds allocable to
                                            principal payments on the mortgage
                                            loans and an amount equal to the
                                            principal distribution entitlement
                                            for that class of certificates (as
                                            further described in "Description of
                                            the Certificates--Distributions of
                                            Interest and Principal" in this
                                            prospectus supplement), until their
                                            respective class certificate
                                            balances have been reduced to zero;

                                            (c) any amount remaining after the
                                            distributions in clauses (a) and (b)
                                            above, (i) first, to the Class M-1,
                                            Class M-2, Class M-3, Class M-4,
                                            Class M-5, Class M-6, Class B-1,
                                            Class B-2, Class B-3, Class B-4 and
                                            Class B-5 certificates, in that
                                            order, any unpaid interest amounts
                                            and principal amounts written down
                                            from prior distribution dates for
                                            those classes, (ii) second, to the
                                            excess reserve fund account, an
                                            amount equal to any Basis Risk
                                            Payment (as defined in the "Glossary
                                            of Terms" in this prospectus
                                            supplement) for that distribution
                                            date, (iii) third, from funds on
                                            deposit in the excess reserve fund
                                            account, an amount equal to any
                                            basis risk carryforward amounts with
                                            respect to the principal
                                            certificates for that distribution
                                            date in the same order and priority
                                            in which accrued certificate
                                            interest is allocated among those
                                            classes of certificates, with the
                                            allocation to the

                                            Class A certificates being pro rata
                                            based on their respective class
                                            certificate balances and then based
                                            on their respective basis risk
                                            carryforward amounts, (iv) fourth,
                                            to pay unpaid basis risk
                                            carryforward amounts to the Class
                                            AV-1 certificates from Group I
                                            senior interest rate cap payments
                                            received with respect to that
                                            distribution date and to pay unpaid
                                            basis risk carryforward amounts to
                                            the Class M-1, Class M-2, Class M-3,
                                            Class M-4, Class M-5, Class M-6,
                                            Class B-1 and Class B-2
                                            certificates, pro rata, based on
                                            their respective unpaid basis risk
                                            carryforward amounts from
                                            Mezzanine/Class B interest rate cap
                                            payments received with respect to
                                            that distribution date, and (v)
                                            fifth, to the Class N and Class X
                                            certificates, any remaining amounts.

                                            Principal payments on the Class AV-1
                                            certificates will generally be made
                                            from principal payments on the Group
                                            I mortgage loans. Principal payments
                                            on the Class AF-1, Class AF-2, Class
                                            AF-3 and Class AF-4 certificates
                                            will generally be made from the
                                            Group II mortgage loans, and such
                                            payment will be paid sequentially,
                                            first to the Class AF-4
                                            certificates, the Class AF-4 Lockout
                                            Distribution Amount as defined in
                                            "Description of the
                                            Certificates--Distributions of
                                            Interest and Principal" in this
                                            prospectus supplement, second to the
                                            Class AF-1 certificates, third to
                                            the Class AF-2 certificates, fourth
                                            to the Class AF-3 certificates and
                                            fifth to the Class AF-4
                                            certificates, in each case until
                                            their class certificate balances
                                            have been reduced to zero. However,
                                            on and after the distribution date
                                            on which the aggregate class
                                            certificate balances of the Class
                                            AF-1, Class AF-2, Class AF-3 and
                                            Class AF-4 certificates is greater
                                            than the stated principal balance of
                                            the Group II mortgage loans, any
                                            principal distributions allocated to
                                            the Class AF-1, Class AF-2, Class
                                            AF-3 and Class AF-4 certificates are
                                            required to be distributed pro rata
                                            to the Class AF-1, Class AF-2, Class
                                            AF-3 and Class AF-4 certificates,
                                            based on their respective class
                                            certificate balances, until their
                                            class certificate balances have been
                                            reduced to zero.

                                            "Stepdown Date" is defined in the
                                            "Glossary of Terms" included in this
                                            prospectus supplement and generally
                                            means the later to occur of (i) the
                                            earlier to occur of (a) the
                                            distribution date in February 2009
                                            and (b) the distribution date
                                            following the distribution date on
                                            which the aggregate class
                                            certificate balances of the Class A
                                            certificates have been reduced to
                                            zero and (ii) the first distribution
                                            date on which the subordination
                                            below the Class A certificates is
                                            greater than or equal to 43.80% of
                                            the aggregate stated principal
                                            balance of the mortgage loans for
                                            that distribution date.

                                            "Trigger Event" is defined in the
                                            "Glossary of Terms" included in this
                                            prospectus supplement and generally
                                            means either a "cumulative loss
                                            trigger event" or a "delinquency
                                            trigger event." A "cumulative loss
                                            trigger event" with respect to any
                                            distribution
                                            date means the circumstances in
                                            which the aggregate amount of
                                            realized losses incurred since the
                                            cut-off date through the last day of
                                            the related prepayment period
                                            divided by the aggregate stated
                                            principal balance of the mortgage
                                            loans as of the cut-off date exceeds
                                            the applicable cumulative loss
                                            percentages described in the
                                            definition of "Cumulative Loss
                                            Trigger Event" in the "Glossary of
                                            Terms" included in this prospectus
                                            supplement. A "delinquency trigger
                                            event" with respect to any
                                            distribution date means the
                                            circumstances in which the quotient
                                            (expressed as a percentage) of (x)
                                            the rolling six-month average of the
                                            aggregate unpaid principal balance
                                            of mortgage loans that are 60 days
                                            or more delinquent (including
                                            mortgage loans in foreclosure and
                                            mortgage loans related to REO
                                            property) and (y) the aggregate
                                            unpaid principal balance of the
                                            mortgage loans, as of the last day
                                            of the related due period, equals or
                                            exceeds the applicable percentages
                                            described in the definition of
                                            "Delinquency Trigger Event" included
                                            in the "Glossary of Terms."

Registration and Denominations
of the Certificates.......................  The offered certificates initially will be issued in book-entry form,
                                            in minimum denominations of $100,000
                                            and integral multiples of $1 in
                                            excess of that amount. However, one
                                            certificate of each class may be
                                            issued in a greater or lesser
                                            amount. The offered certificates are
                                            sometimes referred to as book-entry
                                            certificates. No person acquiring an
                                            interest in the book-entry
                                            certificates will be entitled to
                                            receive a definitive certificate
                                            representing the person's interest
                                            in the issuing entity, except under
                                            limited circumstances as described
                                            in this prospectus supplement.
                                            Beneficial owners may elect to hold
                                            their interests through DTC, in the
                                            United States, or Clearstream
                                            Banking, societe anonyme or
                                            Euroclear Bank, as operator of the
                                            Euroclear System, in Europe.
                                            Transfers within DTC, Clearstream or
                                            Euroclear, as the case may be, will
                                            be in accordance with the usual
                                            rules and operating procedures of
                                            the relevant system. See
                                            "Description of the
                                            Certificates--Book-Entry
                                            Registration" in this prospectus
                                            supplement.

Credit Enhancement........................  The credit enhancement provided for the benefit of the holders of the
                                            certificates consists solely of:

                                            o    the use of excess interest, to
                                                 cover losses on the mortgage
                                                 loans and as a distribution of
                                                 principal to maintain
                                                 overcollateralization;

                                            o    the subordination of
                                                 distributions on the more
                                                 subordinate classes of
                                                 certificates to the required
                                                 distributions on the more
                                                 senior classes of certificates;
                                                 and

                                            o    the allocation of losses on the
                                                 mortgage loans to the most
                                                 subordinate classes of
                                                 certificates, provided that
                                                 excess
                                                 special hazard losses will be
                                                 allocated pro rata to the
                                                 subordinate certificates. See
                                                 "Description of the
                                                 Certificates--Distribution of
                                                 Interest and Principal" in this
                                                 prospectus supplement.

Excess Interest...........................  Excess interest is expected to be generated because the amount of
                                            interest collected on the mortgage
                                            loans for each due period is
                                            expected to be higher than the
                                            interest distributable on the
                                            certificates and certain fees
                                            payable by the issuing entity for
                                            the related distribution date. A
                                            portion of this excess interest will
                                            be applied both to absorb interest
                                            shortfalls and to maintain the
                                            required level of
                                            overcollateralization.

Overcollateralization.....................  On the closing date, the overcollateralization amount will
                                            equal approximately $18,644,907.
                                            However, subject to the satisfaction
                                            of certain loss and delinquency
                                            tests, the required percentage level
                                            of overcollateralization may
                                            decrease over time. The
                                            overcollateralization amount is the
                                            first amount to absorb realized
                                            losses on the mortgage loans and
                                            designated unreimbursed expenses of
                                            the issuing entity.

Interest Rate Cap Agreements..............  The Class AV-1, Class M-1, Class
                                            M-2, Class M-3, Class M-4, Class
                                            M-5, Class M-6, Class B-1 and Class
                                            B-2 certificates will have the
                                            benefit of interest rate cap
                                            agreements provided by [_________],
                                            as cap provider. All obligations of
                                            the issuing entity under the
                                            interest rate cap agreements will be
                                            paid on or prior to the closing
                                            date.

                                            An interest rate cap agreement
                                            relating to the Class AV-1
                                            certificates will have an initial
                                            notional amount of approximately
                                            $301,915,000. In connection with the
                                            first 33 distribution dates, the cap
                                            provider will be obligated under
                                            this interest rate cap agreement to
                                            pay to the trustee an amount equal
                                            to the product of (a) the excess, if
                                            any, of the lesser of (i) the
                                            1-month LIBOR rate as of that
                                            distribution date and
                                            (ii) a specified cap ceiling rate,
                                            over a specified cap strike rate and
                                            (b) the lower of the (i) Group I
                                            senior cap notional balance set
                                            forth on the schedule attached as
                                            Annex II to this prospectus
                                            supplement for that distribution
                                            date and (ii) the aggregate
                                            outstanding principal balance of the
                                            Class AV-1 certificates, determined
                                            on an "actual/360" basis. The cap
                                            provider's obligations under this
                                            interest rate cap agreement will
                                            terminate following the distribution
                                            date in October 2008.

                                            An interest rate cap agreement
                                            relating to the Class M-1, Class
                                            M-2, Class M-3, Class M-4, Class
                                            M-5, Class M-6, Class B-1 and Class
                                            B-2 certificates will have an
                                            initial notional amount of
                                            approximately $138,137,000. In
                                            connection with the first 33
                                            distribution dates, the cap provider
                                            will be obligated under this
                                            interest rate cap agreement to pay
                                            to the trustee an amount equal to
                                            the product of (a) the excess, if
                                            any, of the lesser of (i) the
                                            1-month LIBOR rate as of that
                                            distribution date and

                                            (ii) a specified cap ceiling rate,
                                            over a specified cap strike rate and
                                            (b) the lower of (i) the
                                            Mezzanine/Class B cap notional
                                            balance set forth on the schedule
                                            attached as Annex II to this
                                            prospectus supplement for that
                                            distribution date, and (ii) the
                                            aggregate outstanding principal
                                            balance of the Class M-1, Class M-2,
                                            Class M-3, Class M-4, Class M-5,
                                            Class M-6, Class B-1 and Class B-2
                                            certificates, determined on an
                                            "actual/360" basis. The cap
                                            provider's obligations under this
                                            interest rate cap agreement will
                                            terminate following the distribution
                                            date in October 2008.

                                            The specified cap ceiling rates, cap
                                            strike rates and notional amounts
                                            for each interest rate cap agreement
                                            are set forth on Annex II to this
                                            prospectus supplement.

                                            Amounts, if any, payable under any
                                            interest rate cap agreement with
                                            respect to any distribution date
                                            will be used to cover shortfalls in
                                            payments of interest on the
                                            certificates to which the interest
                                            rate cap agreement relates, if the
                                            pass-through rates on those
                                            certificates are limited for any of
                                            the first 33 distribution dates due
                                            to the caps on their pass-through
                                            rates described in this prospectus
                                            supplement. Any amounts not needed
                                            to cover shortfalls will be paid to
                                            the cap provider.

Servicing Standard; Advances..............  Litton Loan Servicing LP will act as servicer and will be obligated to
                                            service and administer the mortgage
                                            loans on behalf of the issuing
                                            entity. The servicer has agreed to
                                            service the mortgage loans on a
                                            "scheduled/scheduled" basis. This
                                            means the servicer is responsible
                                            for advancing scheduled payments of
                                            principal and interest in accordance
                                            with the pooling and servicing
                                            agreement. The servicer has also
                                            agreed to cause the mortgage loans
                                            to be serviced

                                            o    with the same care as it
                                                 customarily employs in
                                                 servicing and administering
                                                 similar mortgage loans for its
                                                 own account,

                                            o    in accordance with accepted
                                                 mortgage servicing practices of
                                                 prudent lending institutions
                                                 and mortgage servicers that
                                                 service similar mortgage loans
                                                 and

                                            o    giving due consideration to the
                                                 interests of holders of all
                                                 classes of certificates.

                                            The servicer (including the trustee
                                            as successor servicer and any other
                                            successor servicer, if applicable)
                                            will be required to advance
                                            delinquent payments of principal and
                                            interest on the mortgage loans
                                            (except that the servicer will not
                                            be required to make advances of
                                            principal on second-lien mortgage
                                            loans, REO properties or balloon
                                            loans) and advance any property
                                            protection expenses relating to the
                                            mortgage loans. With respect to
                                            balloon loans, as to which the
                                            balloon payment is not made when
                                            due,
                                            the servicer will be required to
                                            advance an amount equal to the
                                            assumed monthly payment that would
                                            have been due on the related due
                                            date based on the original principal
                                            amortization schedule for such
                                            balloon loan. These cash advances
                                            are only intended to maintain a
                                            regular flow of scheduled interest
                                            and principal payments on the
                                            certificates and are not intended to
                                            guarantee or insure against losses.
                                            The servicer (and the trustee as
                                            successor servicer and any other
                                            successor servicer, if applicable)
                                            will not be required to make any
                                            advance that it determines would be
                                            nonrecoverable. The servicer will
                                            also be required to pay compensating
                                            interest to cover prepayment
                                            interest shortfalls for principal
                                            prepayments in full to the extent of
                                            one-half of its servicing fee.

                                            See "The Servicer" in this
                                            prospectus supplement.

Servicer and Trustee Fees.................  The servicer is entitled with respect to each mortgage loan
                                            serviced by it to a monthly
                                            servicing fee, which will be
                                            retained by the servicer from such
                                            mortgage loan or payable monthly
                                            from amounts on deposit in the
                                            collection account. The
                                            servicing fee will be an amount
                                            equal to interest at one-twelfth of
                                            a rate equal to 0.50% on the stated
                                            principal balance of each mortgage
                                            loan.

                                            The trustee is entitled with respect
                                            to each mortgage loan to a monthly
                                            trustee fee, which will be remitted
                                            to the trustee monthly by the
                                            servicer from amounts on deposit in
                                            the collection account. The trustee
                                            fee will be an amount equal to
                                            one-twelfth of a rate not greater
                                            than 0.003% on the stated principal
                                            balance of each mortgage loan.

Optional Termination
   of the Issuing entity..................  Subject to the satisfaction of the conditions described under "The
                                            Pooling and Servicing
                                            Agreement--Termination; Optional
                                            Clean-up Call" in this prospectus
                                            supplement, the servicer, or an
                                            affiliate of the servicer, may, at
                                            its option, purchase the mortgage
                                            loans and terminate the issuing
                                            entity on any distribution date when
                                            the aggregate stated principal
                                            balance, as further described in
                                            this prospectus supplement, of the
                                            mortgage loans as of the last day of
                                            the related due period is equal to
                                            or less than 10% of the aggregate
                                            stated principal balance of the
                                            mortgage loans as of the cut-off
                                            date. That purchase of the mortgage
                                            loans would result in the payment on
                                            that distribution date of the final
                                            distribution on the certificates.

Repurchase or
Substitution of Mortgage Loans............  The sponsor has made or will make certain representations regarding
                                            the mortgage loans. If with respect
                                            to any mortgage loan any of the
                                            representations and warranties made
                                            by the sponsor are breached in any
                                            material respect as of the date
                                            made, or there exists any uncured
                                            material document defect, the
                                            sponsor will be obligated to
                                            repurchase, or substitute for, the
                                            mortgage loan as further described
                                            under "Description of the
                                            Certificates--Representations and
                                            Warranties Relating to Mortgage
                                            Loans" and "--Delivery of Mortgage
                                            Loan Documents" in this prospectus
                                            supplement.

                                            The servicer will have an optional
                                            right to purchase any mortgage loan
                                            that is delinquent in payment by 120
                                            days or more as further described in
                                            "The Pooling and Servicing
                                            Agreement--Optional Purchase of
                                            Delinquent Mortgage Loans" in this
                                            prospectus supplement.

Federal Tax Aspects.......................  Cadwalader, Wickersham & Taft LLP is
                                            acting as tax counsel to the
                                            depositor and is of the opinion
                                            that:

                                            o    portions of the issuing entity
                                                 will be treated as multiple
                                                 real estate mortgage investment
                                                 conduits, or REMICs, for
                                                 federal income tax purposes and

                                            o    the principal certificates will
                                                 represent regular interests in
                                                 a REMIC, which will be treated
                                                 as debt instruments of a
                                                 REMIC, and will represent
                                                 interests in certain basis risk
                                                 interest carry forward
                                                 payments, pursuant to the
                                                 payment priorities in the
                                                 transaction. Interests in basis
                                                 risk interest carry forward
                                                 payments will be treated as
                                                 interest rate cap contracts for
                                                 federal income tax purposes.

ERISA Considerations......................  Subject to the conditions described under "ERISA Considerations" in this
                                            prospectus supplement, the Class A
                                            certificates may be purchased by an
                                            employee benefit plan or other
                                            retirement arrangement subject to
                                            Title I of ERISA or Section 4975 of
                                            the Internal Revenue Code.

Legal Investment..........................  The offered certificates will not constitute "mortgage related
                                            securities" for purposes of the
                                            Secondary Mortgage Market
                                            Enhancement Act of 1984, as amended.
                                            If your investment activities are
                                            subject to legal investment laws and
                                            regulations, regulatory capital
                                            requirements, or review by
                                            regulatory authorities, then you may
                                            be subject to restrictions on
                                            investment in the offered
                                            certificates. You should consult
                                            your own legal advisors for
                                            assistance in determining the
                                            suitability of and consequences to
                                            you of the purchase, ownership, and
                                            sale of the offered certificates.
                                            See "Risk Factors--Your Investment
                                            May Not Be Liquid" in this
                                            prospectus supplement and "Legal
                                            Investment" in this prospectus
                                            supplement and in the prospectus.

Ratings...................................  In order to be issued, the offered certificates must be assigned
                                            ratings not lower than the following
                                            by Fitch, Inc., Moody's Investors
                                            Service, Inc., Standard & Poor's
                                            Ratings Services, a division of The
                                            McGraw-Hill Companies, Inc. and
                                            Dominion Bond Rating Service, Inc.:

                                            Class           Fitch         Moody's           S&P            DBRS
                                           ------           -----         -------           ---        -----------
                                           AV-1              AAA            Aaa             AAA            AAA
                                           AF-1              AAA            Aaa             AAA            AAA
                                           AF-2              AAA            Aaa             AAA            AAA
                                           AF-3              AAA            Aaa             AAA            AAA
                                           AF-4              AAA            Aaa             AAA            AAA
                                           M-1               AA+            Aa1             AA+          AA(high)
                                           M-2               AA+            Aa2             AA              AA
                                           M-3               AA             Aa3             AA-          AA(low)
                                           M-4               AA              A1             AA-          AA(low)
                                           M-5               A+              A2             A+           A(high)
                                           M-6                A              A3              A              A
                                           B-1               A-             Baa1            A-            A(low)
                                           B-2              BBB+            Baa2           BBB+         BBB(high)


                                            A security rating is not a
                                            recommendation to buy, sell or hold
                                            securities. These ratings may be
                                            lowered or withdrawn at any time by
                                            any of the rating agencies. The
                                            ratings set forth above do not take
                                            into account the existence of the
                                            interest rate cap agreements.

                                  RISK FACTORS

      In addition to the risk factors discussed in the prospectus, prospective certificateholders should consider, among other things, the following additional factors in connection with the purchase of the certificates. Unless otherwise noted, all percentages are based upon the scheduled principal balances of the mortgage loans as of the cut-off date, which is January 1, 2006. Unless otherwise indicated in this prospectus supplement, the information regarding the mortgage loans set forth in this prospectus supplement that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date.

Less stringent underwriting standards and the resultant potential for delinquencies on the mortgage loans could lead to losses on your securities.

      The mortgage loans were made, in part, to borrowers who, for one reason or another, are not able, or do not wish, to obtain financing from traditional sources. These mortgage loans may be considered to be of a riskier nature than mortgage loans made by traditional sources of financing, so that the holders of the certificates may be deemed to be at greater risk than if the mortgage loans were made to other types of borrowers.

      The underwriting standards used in the origination of the mortgage loans held by the issuing entity are generally less stringent than those of Fannie Mae or Freddie Mac with respect to a borrower's credit history and in certain other respects. Borrowers on the mortgage loans may have an impaired or unsubstantiated credit history. As a result of this less stringent approach to underwriting, the mortgage loans purchased by the issuing entity may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a manner which is more similar to the Fannie Mae and Freddie Mac guidelines.

Increased use of new mortgage loan products by borrowers may result in decline in real estate values generally.

      In recent years, borrowers have increasingly financed their homes with new mortgage loan products, including interest-only loans and negative amortization loans, which in many cases have allowed them to purchase homes that they might otherwise have been unable to afford. Many of these new products feature low monthly payments during the initial years of the loan that can increase (in some cases, significantly) over the loan term. There is little historical data with respect to these new mortgage loan products. Consequently, as borrowers face potentially higher monthly payments for the remaining terms of their mortgage loans, it is possible that, combined with other economic conditions such as increasing interest rates and deterioration of home values, borrower delinquencies and defaults could exceed anticipated levels. In that event, the securities, and your investment in the securities, may not perform as you anticipate.

Geographic concentration of the mortgage loans in particular jurisdictions may result in greater losses if those jurisdictions experience economic downturns.

      Different geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, may experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the mortgage loans in a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without that concentration. This may subject the mortgage loans held by the issuing entity to the risk that a downturn in the economy in this region of the country would more greatly affect the pool than if the pool were more diversified.

      In particular, the following approximate percentages of mortgage loans on the cut-off date were secured by mortgaged properties located in the following states representing concentrations in excess of 5%:

Aggregate Mortgage Loans

      California                          Florida                           Arizona
      -----------------------             ---------------------             -----------------------
      54.47%                              10.08%                            6.79%

Group I Mortgage Loans

      California                          Florida                           Arizona
      -----------------------             ---------------------             -----------------------
      39.97%                              11.96%                            9.48%

Group II Mortgage Loans

      California                          Florida
      -----------------------             ---------------------
      66.64%                              8.50%

      Because of the relative geographic concentration of the mortgaged properties within certain states, losses on the mortgage loans may be higher than would be the case if the mortgaged properties were more geographically diversified. For example, some of the mortgaged properties may be more susceptible to certain types of special hazards, such as earthquakes, hurricanes, floods, wildfires and other natural disasters and major civil disturbances, than residential properties located in other parts of the country. In addition, the economies of the states with high concentrations of mortgaged properties may be adversely affected to a greater degree than the economies of other areas of the country by certain regional developments. If the residential real estate markets in an area of concentration experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on the mortgage loans may increase and the increase may be substantial.

Effect on yields caused by prepayments, defaults and losses.

Mortgagors may prepay their mortgage loans in whole or in part at any time. We cannot predict the rate at which mortgagors will repay their mortgage loans. A prepayment of a mortgage loan generally will result in a prepayment on the certificates.

      o If you purchase your certificates at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you expect.

      o If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you expect.

      o The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates. Generally, for fixed-rate mortgage loans, if prevailing interest rates decline significantly below the interest rates on the fixed-rate mortgage loans, the fixed-rate mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on the fixed-rate mortgage loans. Conversely, if prevailing interest rates rise significantly, prepayments on the fixed-rate mortgage loans may decrease.

      o The prepayment behavior of the adjustable-rate mortgage loans and of the fixed-rate mortgage loans may respond to different factors, or may respond differently to the same factors. If, at the time of their first adjustment, the interest rates on any of the adjustable-rate mortgage loans would be subject to adjustment to a rate higher than the then prevailing mortgage interest rates available to borrowers, the borrowers may prepay their adjustable-rate mortgage loans. The adjustable-rate mortgage loans may also suffer an increase in defaults and liquidations following upward adjustments of their interest rates, especially following their initial adjustments.

      o Approximately 87.11% of the Group I mortgage loans and approximately 92.62% of the Group II mortgage loans require the mortgagor to pay a prepayment premium in certain instances if the mortgagor prepays the mortgage loan during a stated period, which may primarily be from one to five years after the mortgage loan was originated. A prepayment premium may or may not discourage a mortgagor from prepaying the related mortgage loan during the applicable period.

      o The sponsor may be required to purchase mortgage loans from the issuing entity in the event certain breaches of its representations and warranties occur or certain material document defects occur, which in each case, have not been cured. These purchases will have the same effect on the holders of the LIBOR certificates as a prepayment of those mortgage loans.

      o The servicer, or an affiliate of the servicer, may purchase all of the mortgage loans when the aggregate stated principal balance of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

If the rate of default and the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

      o As a result of the absorption of realized losses on the mortgage loans by excess interest and overcollateralization as described in this prospectus supplement, liquidations of defaulted mortgage loans, whether or not realized losses are incurred upon the liquidations, are likely to result in an earlier return of principal to the principal certificates and are likely to influence the yield on the principal certificates in a manner similar to the manner in which principal prepayments on the mortgage loans would influence the yield on the principal certificates.

      o The overcollateralization provisions are intended to result in an accelerated rate of principal distributions to holders of the principal certificates then entitled to principal distributions at any time that the overcollateralization provided by the mortgage loan pool falls below the required level. An earlier return of principal to the holders of the principal certificates as a result of the overcollateralization provisions will influence the yield on the principal certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the principal certificates.

      o The multiple class structure of the principal certificates causes the yield of certain classes of the principal certificates to be particularly sensitive to changes in the rates of prepayments of mortgage loans. Because distributions of principal will be made to the classes of principal certificates according to the priorities described in this prospectus supplement, the yield to maturity on those classes of principal certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes. In particular, the Class M and Class B certificates generally are not entitled to receive (unless the aggregate principal balance of the Class A certificates has been reduced to zero) any portion of the amount of principal payable to the principal certificates prior to the distribution date in February 2009. Thereafter, subject to the loss and delinquency performance of the mortgage loan pool, the Class M and Class B certificates may continue (unless the aggregate principal balance of the Class A certificates has been reduced to zero) to receive no portion of the amount of principal then payable to the principal certificates. The weighted average lives of the Class M and Class B certificates will therefore be longer than would otherwise be the case. The effect on the market value of the Class M and Class B certificates of changes in market interest rates or market yields for similar securities may be greater than for the Class A certificates.

The value of your certificates may be reduced if the rate of default or the amount of losses is higher than expected.

      o If the performance of the mortgage loans is substantially worse than assumed by the rating agencies, the ratings of any class of the certificates may be lowered in the future. This may reduce the value of those certificates. No one will be required to supplement any credit enhancement or to take any other action to maintain any rating of the certificates.

Newly originated mortgage loans may be more likely to default, which may cause losses on the principal certificates.

      o Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans. Approximately 98.98% of the mortgage loans were originated within the 6 month period prior to their sale to the issuing entity. As a result, the issuing entity may experience higher rates of default than if the mortgage loans had been outstanding for a longer period of time.

The credit enhancement features may be inadequate to provide protection for the principal certificates.

      o The credit enhancement features described in this prospectus supplement are intended to enhance the likelihood that holders of the Class A certificates, and to a limited extent, the holders of the Class M certificates and, to a lesser degree, the holders of the Class B certificates, will receive regular payments of interest and principal. However, we cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of delinquencies or defaults on the mortgage loans. If delinquencies or defaults occur on the mortgage loans, neither the servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if the advances are not likely to be recovered.

      o If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, you may suffer losses.

Interest generated by the mortgage loans may be insufficient to maintain the required level of overcollateralization.

      The weighted average of the net interest rates on the mortgage loans is expected to be higher than the weighted average of the pass-through rates on the principal certificates. The mortgage loans are expected to generate more interest than is needed to pay interest owed on the principal certificates and to pay certain fees payable by the issuing entity. Any remaining interest generated by the mortgage loans will then be used to absorb losses that occur on the mortgage loans. After these financial obligations of the issuing entity are covered, the available excess interest generated by the mortgage loans will be used to restore and/or maintain overcollateralization at the required level determined as provided in the pooling and servicing agreement. We cannot assure you, however, that enough excess interest will be generated to absorb losses or to restore and/or maintain the required level of overcollateralization. The factors described below, as well as the factors described in the next risk factor, will affect the amount of excess interest that the mortgage loans will generate:

      o Every time a mortgage loan is prepaid in full, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest.

      o Every time a mortgage loan is liquidated or written off, excess interest may be reduced because those mortgage loans will no longer be outstanding and generating interest.

      o If the rates of delinquencies, defaults or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available to make required distributions on the principal certificates.

      o All of the adjustable-rate mortgage loans have interest rates that adjust based on an index that is different from the index used to determine the pass-through rates on the principal certificates with a variable interest rate, and the fixed-rate mortgage loans have interest rates that do not adjust. In addition, the first adjustment of the interest rates for approximately 0.42% of the adjustable-rate mortgage loans will not occur until six months after the date of origination, the first adjustment of the interest rates for approximately 0.99% of the adjustable-rate mortgage loans will not occur until one year after the date of origination, the first adjustment of the interest rates for approximately 87.91% of the adjustable-rate mortgage loans will not occur until two years after the date of origination, the first adjustment of the interest rates for approximately 9.14% of the adjustable-rate mortgage loans will not occur until three years after the date of origination and the first adjustment of the interest rates for approximately 1.52% of the adjustable-rate mortgage loans will not occur until five years after the date of origination, the first adjustment of the interest rates for approximately 0.02% of the adjustable-rate mortgage loans will not occur until ten years after the date of origination. As a result, the pass-through rates on the LIBOR certificates may increase relative to the weighted average of the interest rates on the mortgage loans, or the pass-through rate on the principal certificates may remain constant as the weighted average of the interest rates on the mortgage loans declines. In either case, this would require that more of the interest generated by the mortgage loans be applied to cover interest on the principal certificates. The pass-through rates on the principal certificates cannot exceed the weighted average interest rate of the mortgage loans in the applicable mortgage loan group less certain fees payable by the issuing entity, in the case of the Class A certificates, or the weighted average interest rate of the subordinate portions of the mortgage loans in both mortgage loan groups, in the case of the Class M and Class B certificates.

      o If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the amount of excess interest generated by the mortgage loans will be less than would otherwise be the case.

      o Investors in the principal certificates, and particularly the Class B certificates, should consider the risk that the overcollateralization may not be sufficient to protect your certificates from losses.

Effect of mortgage rates and other factors on the pass-through rates of the principal certificates.

      The principal certificates accrue interest at pass-through rates based on either the one-month LIBOR index plus specified margins or a fixed rate, but are subject to certain limitations. Those limitations on the pass-through rates for the principal certificates are, in part, based on the weighted average of the interest rates on the mortgage loans and net of certain fees payable by the issuing entity.

      A variety of factors, in addition to those described in the previous risk factor, could limit the pass-through rates and adversely affect the yield to maturity on the principal certificates. Some of these factors are described below:

      o The interest rates on the fixed-rate mortgage loans will not adjust, and the interest rates on all of the adjustable-rate mortgage loans are based on a six-month LIBOR index with the exception of one loan that is based on a one-year Treasury index. All of the adjustable-rate mortgage loans have periodic and maximum limitations on adjustments to their mortgage rates, and, as discussed in the previous risk factor, the majority of adjustable-rate mortgage loans will not have the first adjustment to their mortgage rates until two years, three years or five years after the origination of those mortgage loans. As a result of the limit on the pass-through rates for the principal certificates, those certificates may accrue less interest than they would accrue if their pass-through rates were based solely on either the one-month LIBOR index plus the specified margins or a fixed rate.

      o Six-month LIBOR and one-year Treasury may change at different times and in different amounts than one-month LIBOR. As a result, it is possible that interest rates on certain of the adjustable-rate mortgage loans may decline while the pass-through rates on the LIBOR certificates are stable or rising. It is also possible that the interest rates on certain of the adjustable-rate mortgage loans and the pass-through rates for the LIBOR certificates may decline or increase during the same period, but that the pass-through rates on these certificates may decline more slowly or increase more rapidly.

      o The pass-through rates for the LIBOR certificates adjust monthly and are subject to maximum interest rate caps while the interest rates on certain of the adjustable-rate mortgage loans adjust less frequently and are also subject to maximum interest rate caps and the interest rates on the fixed-rate mortgage loans do not adjust. Consequently, the limit on the pass-through rates for the LIBOR certificates may limit increases in the pass-through rates for those classes for extended periods in a rising interest rate environment.

      o If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the pass-through rates on the principal certificates are more likely to be limited.

      o If the pass-through rates on the principal certificates are limited for any distribution date due to a cap based on the weighted average net interest rates of the Group I or Group II mortgage loans, as applicable, in the case of the Class A certificates, or based on the weighted average net interest rates of the mortgage loans in both loan groups, in the case of the Class M and Class B certificates, the resulting interest shortfalls may be recovered by the holders of these certificates on the same distribution date or on future distribution dates on a subordinated basis to the extent that on that distribution date or future distribution dates there are available funds remaining after certain other distributions on the principal certificates and the payment of certain fees and expenses of the issuing entity. These shortfalls suffered by the Class AV-1, Class M, Class B-1 and Class B-2 certificates may also be covered by amounts payable under the interest rate cap agreements relating to the Class AV-1, Class M, Class B-1 and Class B-2 certificates. However, we cannot assure you that these funds, if available, will be sufficient to fully cover these shortfalls.

Some of the mortgage loans have an initial interest-only period, which may result in increased delinquencies and losses.

      Approximately 14.50% of the mortgage loans have an initial interest-only period of two years, approximately 0.19% of the mortgage loans have an initial interest-only period of three years, approximately 35.00% of the mortgage loans have an initial interest-only period of five years, approximately 0.04% of the mortgage loans have an initial interest-only period of seven years and approximately 1.68% of the mortgage loans have an initial interest-only period of ten years. During the interest-only period, the payment made by the related mortgagor will be less than it would be if the principal of the mortgage loan was required to amortize. In addition, the mortgage loan principal balance will not be reduced because there will be no scheduled monthly payments of principal during this period. As a result, no principal payments will be made on the offered certificates with respect to these mortgage loans during their interest-only period unless there is a principal prepayment.

      After the initial interest-only period, the scheduled monthly payment on these mortgage loans will increase, which may result in increased delinquencies by the related mortgagors, particularly if interest rates have increased and the mortgagor is unable to refinance. In addition, losses may be greater on these mortgage loans as a result of there being no principal amortization during the early years of these mortgage loans. Although the amount of principal included in each scheduled monthly payment for a traditional mortgage loan is relatively small during the first few years after the origination of a mortgage loan, in the aggregate the amount can be significant. Any resulting delinquencies and losses, to the extent not covered by credit enhancement, will be allocated to the principal certificates.

      Mortgage loans with an initial interest-only period are relatively new in the subprime mortgage marketplace. The performance of these mortgage loans may be significantly different from mortgage loans that amortize from origination. In particular, there may be a greater expectation by these mortgagors of refinancing their mortgage loans with a new mortgage loan, in particular, one with an initial interest-only period, which may result in higher or lower prepayment speeds than would otherwise be the case. In addition, the failure by the related mortgagor to build equity in the property may affect the delinquency, loss and prepayment experience with respect to these mortgage loans.

Prepayments on the mortgage loans could lead to shortfalls in the distribution of interest on your certificates.

      When a voluntary principal prepayment is made by the mortgagor on a mortgage loan (excluding any payments made upon liquidation of any mortgage loan), the mortgagor is charged interest on the amount of prepaid principal only up to the date of the prepayment, instead of for a full month. However, principal prepayments will only be passed through to the holders of the certificates once a month on the distribution date which follows the prepayment period in which the prepayment was received by the servicer. In the event the timing of any voluntary prepayments in full would cause there to be less than one full month's interest, at the applicable mortgage rates, available to be distributed to certificateholders with respect to the prepaid mortgage loans, the servicer is obligated to pay an amount, without any right of reimbursement, for those shortfalls in interest collections payable on the certificates that are attributable to the difference between the interest paid by a mortgagor in connection with those principal prepayments in full and thirty days' interest on the prepaid mortgage loans, but only to the extent of one-half of the servicing fees for that distribution date payable to the servicer.

      If the servicer fails to make such compensating interest payments or the shortfall exceeds one-half of the servicing fees for any distribution date, there will be fewer funds available for the distribution of interest on the certificates. In addition, no such payments from the servicer will be available to cover prepayment interest shortfalls resulting from partial prepayments or involuntary prepayments such as a liquidation of a defaulted mortgage loan. Such shortfalls of interest, if they result in the inability of the issuing entity to pay the full amount of the current interest on the certificates, will result in a reduction of the yield on your certificates.

The weighted average lives and the yields to maturity on the Class M and Class B Certificates are sensitive to mortgagor defaults and losses on the mortgage loans.

      The weighted average lives of, and the yields to maturity on, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates will be progressively more sensitive, in that order, to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by an investor in such certificates, the actual yield to maturity of such certificates may be lower than the yield anticipated by such holder based on such assumption. The timing of losses on the mortgage loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage loans are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Realized losses on the mortgage loans, to the extent they exceed the amount of overcollateralization following distributions of principal on the related distribution date, will reduce the aggregate principal balance of the Class B-5, Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 certificates, in that order. Losses that are special hazard losses in excess of a certain amount will be allocated to the Class M and Class B Certificates on a pro rata basis based on the class certificate balance of each such class. As a result of such reductions, less interest will accrue on such class of certificates than would otherwise be the case. Once a realized loss is allocated to a certificate, no principal or interest will be distributable with respect to such written down amount, except to the extent of any subsequent recoveries received on liquidated mortgage loans after they are liquidated. However, the amount of any realized losses allocated to the Class M or Class B certificates may be paid to the holders of those certificates according to the priorities set forth under "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      Unless the aggregate principal balances of the Class A certificates have been reduced to zero, the Class M and Class B certificates will not be entitled to any principal distributions until at least February 2009 or a later date as provided in this prospectus supplement, or during any period in which delinquencies or cumulative losses on the mortgage loans exceed certain levels. As a result, the weighted average lives of the Class M and Class B certificates will be longer than would otherwise be the case if distributions of principal were allocated among all of the certificates at the same time. As a result of the longer weighted average lives of the Class M and Class B certificates, the holders of such certificates have a greater risk of suffering a loss on their investments. Further, because such certificates might not receive any principal if certain delinquency levels occur, it is possible for such certificates to receive no principal distributions even if no losses have occurred on the mortgage loan pool.

      In addition, the multiple class structure of the Class M and Class B certificates causes the yield of such classes to be particularly sensitive to changes in the rates of prepayment of the mortgage loans. Because distributions of principal will be made to the holders of such certificates according to the priorities described in this prospectus supplement, the yield to maturity on such classes of certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on such classes. The yield to maturity on such classes of certificates will also be extremely sensitive to losses due to defaults on the mortgage loans (and the timing of those losses), to the extent such losses are not covered by excess interest, the Class X and Class N certificates or a class of Class M and Class B certificates with a lower payment priority. Furthermore, as described in this prospectus supplement, the timing of receipt of principal and interest by the Class M and Class B certificates may be adversely affected by losses even if such classes of certificates do not ultimately bear such loss.

Delay in receipt of liquidation proceeds; liquidation proceeds may be less than the mortgage loan balance.

      Substantial delays could be encountered in connection with the liquidation of delinquent mortgage loans. Further, reimbursement of advances made on a mortgage loan, liquidation expenses such as legal fees, real estate taxes, hazard insurance and maintenance and preservation expenses may reduce the portion of liquidation proceeds payable on the certificates. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the credit enhancements are insufficient to cover the loss.

A portion of the mortgage loans are secured by subordinate mortgages; in the event of a default, these mortgage loans are more likely to experience losses.

      Approximately 1.18% of the mortgage loans as of the cut-off date are secured by second-lien mortgages, which are subordinate to the rights of the holder of the related senior mortgages. As a result, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the principal balance of the mortgage loan only to the extent that the claims, if any, of each related senior mortgagee are satisfied in full, including any related foreclosure costs. In addition, a holder of a subordinate or junior mortgage loan may not foreclose on the mortgaged property securing such mortgage loan unless it either pays the entire amount of the senior mortgage loan to the senior mortgage lender at or prior to the foreclosure sale or undertakes the obligation to make payments on the senior mortgage loan in the event of a default under the senior mortgage loan. The issuing entity will have no source of funds to satisfy any senior mortgage or make payments due to any senior mortgagee.

      An overall decline in the residential real estate markets could adversely affect the values of the mortgaged properties and cause the outstanding principal balances of the second-lien mortgage loans, together with the senior mortgage loans secured by the same mortgaged properties, to equal or exceed the value of the mortgaged properties. This type of a decline would adversely affect the position of a second mortgagee before having the same effect on the related first mortgagee. A rise in interest rates over a period of time and the general condition of a mortgaged property as well as other factors may have the effect of reducing the value of the mortgaged property from the appraised value at the time the mortgage loan was originated. If there is a reduction in value of the mortgaged property, the ratio of the amount of the mortgage loan to the value of the mortgaged property may increase over what it was at the time the mortgage loan was originated. This type of increase may reduce the likelihood of liquidation or other proceeds being sufficient to satisfy the second-lien mortgage loan after satisfaction of any senior liens.

There are risks related to owner-financed mortgage loans.

      Reduced underwriting standards. Approximately 0.26% of the mortgage loans (by aggregate principal balance of the mortgage loans as of the cut-off date), are owner-financed mortgage loans. These mortgage loans were originated by the individual sellers of the related mortgaged property who generally are inexperienced in matters pertaining to mortgage banking. These mortgage loans were originated with less stringent standards than the other mortgage loans. The mortgagor under an owner-financed mortgage loan generally does not complete a mortgage loan application and the seller of the related property generally does not verify the income or employment of the related mortgagor, or obtain other information customarily obtained during the mortgage loan origination process. As a result, certain information concerning the owner-financed mortgage loans that may be of interest to you is not available. In connection with an acquisition of an owner-financed mortgage loan, the sponsor obtained and reviewed the credit history and payment history of the mortgagor, as well as conducted an assessment of the value of the mortgaged property.

      Appraisals may be inaccurate. In acquiring owner-financed mortgage loans, the sponsor assesses the value of a mortgaged property, generally using either a prior appraisal if completed within one year of the sponsor's purchase of the mortgage loan, which generally must be re-certified, or a drive-by appraisal. A drive-by appraisal is not as accurate as a full real estate appraisal because the appraiser does not have access to the interior of the mortgaged property and may not have access to the rear of the mortgaged property. As a result, the appraisal may reflect assumptions the appraiser made regarding the interior or the rear of the mortgaged property which may not be accurate. To the extent the sponsor has over-appraised the value of a property, such amount may not be recovered during a liquidation proceeding.

Bankruptcy of the depositor or the sponsor may delay or reduce collections on loans.

      Each of the depositor and the sponsor may be eligible to become a debtor under the United States Bankruptcy Code. If the depositor or the sponsor were to become a debtor under the United States Bankruptcy Code, the bankruptcy court could be asked to determine whether the mortgage assets that support the certificates constitute property of the debtor, or whether they constitute property of the related issuing entity. If the bankruptcy court were to determine that the mortgage assets constitute property of the estate of the debtor, there could be delays in payments to certificateholders of collections on the mortgage assets and/or reductions in the amount of the payments paid to certificateholders. The mortgage assets would not constitute property of the estate of the depositor or of the sponsor if the transfer of the mortgage assets from the sponsor to the depositor and from the depositor to the related issuing entity are treated as true sales, rather than pledges, of the mortgage assets.

      The transactions contemplated by this prospectus supplement and the related prospectus will be structured so that, if there were to be a bankruptcy proceeding with respect to the sponsor or the depositor, the transfers will be treated as true sales, and not as pledges. The mortgage assets should accordingly be treated as property of the related issuing entity and not as part of the bankruptcy estate of the depositor or sponsor. In addition, the depositor is operated in a manner that should make it unlikely that it would become the subject of a bankruptcy filing.

      However, there can be no assurance that a bankruptcy court would not recharacterize the transfers as borrowings of the depositor or the sponsor secured by pledges of the mortgage assets. Any request by the debtor (or any of its creditors) for such a recharacterization of these transfers, if successful, could result in delays in payments of collections on the mortgage assets and/or reductions in the amount of the payments paid to certificateholders, which could result in losses on the certificates. Even if a request to recharacterize the transfers were to be denied, delays in payments on the mortgage assets and resulting delays or losses on the certificates could result.

Bankruptcy of borrowers may adversely affect distributions on certificates.

      The application of federal and state laws, including bankruptcy and debtor relief laws, may interfere with or adversely affect the ability to realize on the properties, enforce deficiency judgments or pursue collection litigation with respect to defaulted loans. As a consequence, borrowers who have defaulted on their loans and sought, or are considering seeking, relief under bankruptcy or debtor relief laws will have substantially less incentive to repay their loans. As a result, these loans will likely experience more severe losses, which may be total losses and could therefore increase the risk that you will suffer losses.

Bankruptcy of other parties may adversely affect distributions on certificates.

      The depositor intends to treat the transfer of the loans to the issuing entity as an absolute transfer and not as a secured lending arrangement. In this event, the loans would not be part of the depositor's bankruptcy estate if a bankruptcy occurred and would not be available to the depositor's creditors. If the depositor becomes insolvent, it is possible that the bankruptcy trustee or a creditor of the depositor may attempt to recharacterize the sale of the loans as a borrowing by the depositor, secured by a pledge of the loans. This position, if accepted by a court, could prevent timely distributions of amounts due on the certificates and result in a reduction of distributions on the certificates.

      If a bankruptcy or insolvency of the servicer occurs, the bankruptcy trustee or receiver may have the power to prevent the trustee or the depositor from appointing a successor servicer.

      In addition, federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured lender to realize on its security. See "Certain Legal Aspects of Residential Loans" in the prospectus.

High loan-to-value ratios increase risk of loss.

      Mortgage loans with loan-to-value ratios greater than 80% may present a greater risk of loss than mortgage loans with loan-to-value ratios of 80% or below. Approximately 30.34% and 17.13% of the Group I mortgage loans and Group II mortgage loans, respectively, had loan-to-value ratios at origination or, with respect to second-lien mortgage loans, combined loan-to-value ratios at origination, in excess of 80.00%.

Violation of consumer protection laws may result in losses on the mortgage loans and your certificates.

      Applicable state laws regulate interest rates and other charges, require disclosure, and require licensing of the originator of the mortgage loans. In addition, other state laws, public policy and principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

      The mortgage loans are also subject to federal laws, including

      o the Federal Truth-in-Lending Act and Regulation Z promulgated under that Act, which require disclosures to the borrowers regarding the terms of the mortgage loans;

      o the Equal Credit Opportunity Act and Regulation B promulgated under that Act, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

      o the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience.

      Depending on the provisions of the applicable law and the specific facts and circumstances involved, actual or alleged violations of applicable federal or state laws, policies and principles may limit the ability of the servicer to collect all or part of the interest on or principal of the mortgage loans, may provide the mortgagors with a right to rescind the related mortgage loan, may entitle the borrower to a refund of amounts previously paid or to set off those amounts against their monthly payment and, in addition, could subject the trust to litigation or liability for expenses, penalties and damages resulting from the violations. As a result, these violations could result in shortfalls in the distributions due on your certificates.

      Furthermore, a number of legislative proposals have been introduced at the federal, state and municipal level that are designed to discourage predatory lending practices. Some states have enacted laws or regulations that prohibit inclusion of some provisions in mortgage loans that have mortgage rates or origination costs in excess of prescribed levels, and require that borrowers be given certain disclosures prior to the consummation of such mortgage loans. In some cases, state law may impose requirements and restrictions greater than those in the Homeownership Act. An originator's failure to comply with these laws could subject assignees of the mortgage loans, including the trust, to monetary penalties and could result in the borrowers rescinding such mortgage loans against either the trust or subsequent holders of the mortgage loans. Lawsuits have been brought in various states making claims against assignees of high cost loans for violations of state law. Named defendants in these cases include numerous participants within the secondary mortgage markets, including some securitization trusts.

      While some of the mortgaged properties are located in the State of Georgia, the sponsor will represent that none of the mortgage loans are subject to the Georgia Fair Lending Act effective from October 1, 2002 to March 6, 2003.

      The sponsor will represent that as of the date of origination, each mortgage loan is in compliance with applicable federal and state laws and regulations and will be required to repurchase or replace any mortgage loan that was not originated in compliance with such laws and regulations. In addition, the sponsor will be required to reimburse the trust for any damages or costs incurred by the trust as a result of a breach of the representation as to compliance with such laws and regulations. However, if the sponsor is unable to fulfill this reimbursement obligation for financial or other reasons, shortfalls in the distributions due on your certificates could occur.

The sponsor may not be able to repurchase defective mortgage loans.

      The sponsor will make various representations and warranties related to the mortgage loans. Those representations are summarized in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

      If the sponsor fails to cure a material breach of its representations and warranties with respect to any mortgage loan in a timely manner, then the sponsor would be required to repurchase or substitute for the defective mortgage loan. It is possible that the sponsor may not be capable of repurchasing or substituting any defective mortgage loans, for financial or other reasons. The inability of the sponsor to repurchase or substitute for defective mortgage loans would likely cause the mortgage loans to experience higher rates of delinquencies, defaults and losses. As a result, shortfalls in the distributions due on the certificates could occur.

Failure of servicer to perform may adversely affect distributions on certificates.

      The amount and timing of distributions on the certificates generally will be dependent on the servicer to perform its servicing obligations in an adequate and timely manner. See "The Servicer" in this prospectus supplement. If the servicer fails to perform its servicing obligations, this failure may result in the termination of the servicer. That termination with its transfer of daily collection activities will likely increase the rates of delinquencies, defaults and losses on the loans. As a result, shortfalls in the distributions due on your certificates could occur.

The interest rate cap agreements are subject to counterparty risk.

      The assets of the issuing entity include interest rate cap agreements that will require the cap provider to make certain payments for the benefit of the holders of the Class AV-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 certificates. To the extent that payments on the offered certificates depend in part on payments to be received by the trustee under the interest rate cap agreements, the ability of the issuing entity to make such payments on such classes of certificates will be subject to the credit risk of the cap provider.

External events may increase the risk of loss on the mortgage loans.

      In response to previously executed and threatened terrorist attacks in the United States and foreign countries, the United States has initiated military operations and has placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status in the near future may increase. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who is called to active duty is a mortgagor of a mortgage loan in the issuing entity, the interest rate limitation of the Servicemembers Civil Relief Act and any comparable state law will apply. Substantially all of the mortgage loans have mortgage interest rates which exceed such limitation, if applicable. The servicer will not cover shortfalls in interest collections arising from the application of the Servicemembers Civil Relief Act or similar state laws. This may result in interest shortfalls on the mortgage loans, which may result in shortfalls of interest on your certificates. None of the depositor, the underwriters, the trustee, the servicer, the sponsor or any other party has taken any action to determine whether any of the mortgage loans would be affected by such interest rate limitation. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and "Material Legal Aspects of the Loans--Servicemembers Civil Relief Act and the California Military and Veterans Code" in the prospectus.

Drug, RICO and money laundering violations could lead to property forfeitures.

      Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United States may seize the property even before a conviction occurs.

      In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, did not know or was reasonably without cause to believe that the property was subject to forfeiture. However, there is no assurance that such a defense would be successful.

The certificates are obligations of the issuing entity only.

      The certificates are obligations of the issuing entity only and will not represent an interest in or obligation of the depositor, the sponsor, the underwriters, the servicer, the trustee or any of their respective affiliates. Neither the principal certificates nor the underlying mortgage loans will be guaranteed or insured by any governmental agency or instrumentality or by the depositor, the sponsor, the underwriters, the servicer, the trustee or any of their respective affiliates. Proceeds of the assets included in the issuing entity (including the interest rate cap agreements for the benefit of the Class AV-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 certificates) will be the sole source of payments on the principal certificates, and there will be no recourse to the depositor, the sponsor, the underwriters, the servicer, the trustee or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the principal certificates.

Your investment may not be liquid.

      The underwriters intend to make a secondary market in the principal certificates, but they will have no obligation to do so. There is no assurance that such a secondary market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

      The secondary markets for asset backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

      The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Accordingly, many institutions that lack the legal authority to invest in securities that do not constitute "mortgage related securities" will not be able to invest in the offered certificates, thereby limiting the market for those certificates. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequence to you of the purchase, ownership, and sale of the offered certificates. See "Legal Investment" in this prospectus supplement and in the prospectus.

The ratings on your certificates could be reduced or withdrawn.

      Each rating agency rating the principal certificates may change or withdraw its initial ratings at any time in the future if, in its judgment, circumstances warrant a change. No person is obligated to maintain the ratings at their initial levels. If a rating agency qualifies, reduces or withdraws its rating on one or more classes of the principal certificates, the liquidity and market value of the affected certificates is likely to be reduced.

The servicing fee may be insufficient to engage a replacement servicer.

      To the extent that this prospectus supplement indicates that the fee payable to the servicer is based on a fee rate that is a percentage of the outstanding mortgage loan balances, no assurance can be made that such fee rate in the future will be sufficient to attract a replacement servicer to accept an appointment for the related certificates. In addition, to the extent the mortgage pool of any series has amortized significantly at the time that a replacement servicer is sought, the aggregate fee that would be payable to any such replacement may not be sufficient to attract a replacement servicer to accept an appointment for the certificates.

Principal certificates may not be suitable investments.

      The principal certificates are not suitable investments for any investor that requires a regular or predictable schedule of monthly payments or payment on any specific date. The principal certificates are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment and the interaction of these factors.

Conflicts of Interest between the Servicer and the Issuing Entity

      The servicer or an affiliate of the servicer will initially own all or a portion of the Class B-3, Class B-4, Class B-5, Class N, Class X, Class R and Class R-X certificates. The timing of mortgage loan foreclosures and sales of the related mortgaged properties, which will be under the control of the servicer, may affect the weighted average lives and yields of the offered certificates. Although the servicing standard in the pooling and servicing agreement will obligate the servicer to service the mortgage loans without regard to the ownership or non-ownership of any certificates by the servicer or any of its affiliates, you should consider the possibility that the timing of such foreclosures or sales may not be in the best interests of all certificateholders. You should also consider that, other than the general servicing standard described above, no specific guidelines will be set forth in the pooling and servicing agreement to resolve or minimize potential conflicts of interest of this sort.

                             THE MORTGAGE LOAN POOL

      The statistical information presented in this prospectus supplement concerning the mortgage loans is based on the scheduled principal balances of the mortgage loans as of the cut-off date, which is January 1, 2006. Unless otherwise indicated in this prospectus supplement, the information regarding the mortgage loans set forth in this prospectus supplement that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date. It is possible that principal prepayments in part or in full may occur between the cut-off date and the closing date. Moreover, certain mortgage loans included in the mortgage loan pool as of the cut-off date may not be included in the final mortgage loan pool due to prepayments in full, or as a result of not meeting the eligibility requirements for the final mortgage loan pool, and certain other mortgage loans may be included in the final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the closing date for the final mortgage loan pool may vary somewhat from the statistical distribution of such characteristics as of the cut-off date as presented in this prospectus supplement, although such variance should not be material. In addition, the final mortgage loan pool may vary plus or minus 5% from the cut-off pool of mortgage loans described in this prospectus supplement.

General

      The assets of the issuing entity will primarily consist of approximately 3,640 conventional, subprime, adjustable- and fixed-rate, first- and second-lien residential mortgage loans with original terms to maturity from the first scheduled payment due date of not more than 30-years, having an aggregate scheduled principal balance of approximately $847,466,907 as of the cut-off date. The mortgage loans in the issuing entity were acquired by the sponsor from various originators, including Encore Credit Corp. (approximately 19.34%), Lime Financial Inc.(approximately 19.10%) and ResMAE Mortgage Corporation (approximately 17.36%).

      The mortgage loans were acquired generally in accordance with the underwriting guidelines described in this prospectus supplement. See "--Underwriting Guidelines" below.

      Approximately 579 (or approximately 9.48%) of the mortgage loans in the issuing entity are fixed-rate mortgage loans and approximately 3,061 (or approximately 90.52%) are adjustable-rate mortgage loans, as described in more detail under "--Adjustable-Rate Mortgage Loans" below. Interest on the mortgage loans accrues on the basis of a 360-day year consisting of twelve 30-day months.

      All of the mortgage loans are secured by first or second mortgages, deeds of trust or similar security instruments creating first liens or second liens on residential properties consisting of one-to-four family dwelling units, individual condominium units, planned unit developments or manufactured housing.

      Pursuant to its terms, each mortgage loan, other than a mortgage loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount equal to the lower of the unpaid principal amount of that mortgage loan or the replacement value of the improvements on the related mortgaged property.

      In connection with a mortgage loan secured by a condominium unit, generally, a condominium association is responsible for maintaining hazard insurance covering the entire building.

      Approximately 23.16% of the mortgage loans have original loan-to-value ratios at origination, or with respect to second-lien mortgage loans, combined loan-to-value ratios at origination, in excess of 80%. The "loan-to-value ratio" of a mortgage loan at any time is the ratio of the principal balance of such mortgage loan at the date of determination to (a) in the case of a purchase, the lesser of the sale price of the mortgaged property and its appraised value at the time of sale or (b) in the case of a refinancing, the appraised value of the mortgaged property at the time of the refinancing.

      The "combined loan to value ratio" of a mortgage loan at any time is defined generally as the ratio of the principal balance of the second-lien mortgage loan, together with the outstanding balance of the related first-lien mortgage loan, at the date of determination to (a) in the case of a purchase, the lesser of the sale price of the mortgaged property and its appraised value at the time of sale or (b) in the case of a refinancing, the appraised value of the mortgaged property at the time of the refinancing.

      As of the cut-off date none of the mortgage loans were Delinquent with respect to their scheduled monthly payments. "Delinquent," with respect to any mortgage loan, means any monthly payment due on a due date that is not made by the close of business on the next scheduled due date for that mortgage loan. Thus, a mortgage loan for which the mortgagor failed to make the monthly payment due on January 1, 2006 will be reported as delinquent on February 2, 2006 if the payment is not made by the close of business on February 1, 2006.

Prepayment Premiums

      Approximately 90.11% of the mortgage loans provide for payment by the borrower of a prepayment premium or charge (each, a "Prepayment Premium") in connection with certain full or partial prepayments of principal. Generally, each such mortgage loan provides for payment of a Prepayment Premium in connection with certain voluntary, full or partial prepayments made within the period of time specified in the related mortgage note, ranging primarily from one to five years from the date of origination of such mortgage loan, or the penalty period, as described in this prospectus supplement. The amount of the applicable Prepayment Premium, to the extent permitted under applicable federal or state law, is as provided in the related mortgage note. No mortgage loan imposes a Prepayment Premium for a term in excess of five years. Prepayment Premiums collected from borrowers will be paid to the holders of the Class N and Class X certificates and will not be available for payment to the Principal certificates.

      The servicer may waive (or permit a subservicer to waive) a Prepayment Premium in accordance with the pooling and servicing agreement if such waiver would, in the servicer's judgment, maximize recoveries on the related mortgage loan, the Prepayment Premium is not permitted to be collected under applicable law or sufficient information is not available to enable the servicer to collect the Prepayment Premium.

Adjustable-Rate Mortgage Loans

      All of the adjustable-rate mortgage loans provide for semi-annual adjustment of the related mortgage rate based on the Six-Month LIBOR Loan Index (as described below under "--The Index") as specified in the related mortgage note except for one adjustable-rate mortgage loan which is based on a one-year Treasury index, and for corresponding adjustments to the monthly payment amount, in each case on each applicable adjustment date (each such date, an "Adjustment Date").

      The first adjustment of the interest rates for approximately 87.91% of the adjustable-rate mortgage loans will occur after an initial period of approximately two years following origination (the "2/28 Adjustable-Rate Mortgage Loans"), or in the case of approximately 9.14% of the adjustable-rate mortgage loans, approximately three years following origination (the "3/27 Adjustable-Rate Mortgage Loans"), or in the case of approximately 1.52% of the adjustable-rate mortgage loans, approximately five years following origination (the "5/25 Adjustable-Rate Mortgage Loans"). Approximately 16.02% of the adjustable-rate mortgage loans are interest-only loans for the first two years ("2-Year Interest-Only Loans"), approximately 38.23% of the adjustable-rate mortgage loans are interest-only loans for the first five years ("5-Year Interest-Only Loans"), approximately 0.21% of the adjustable-rate mortgage loans are interest-only mortgage loans for the first three years ("3-Year Interest-Only Loans"). On each Adjustment Date for an adjustable-rate mortgage loan, the mortgage rate will be adjusted to equal the sum, rounded generally to the nearest multiple of 0.125% of the Loan Index and a fixed percentage amount (the "Gross Margin"), provided, that, all the mortgage rates on each such adjustable-rate mortgage loan will not increase or decrease by more than a fixed percentage of 1.000% to 5.000%, as specified in the related mortgage note (the "Periodic Cap") on any related Adjustment Date, except in the case of the first such Adjustment Date, and will not exceed a specified maximum mortgage rate over the life of such mortgage loan (the "Maximum Rate") or be less than a specified minimum mortgage rate over the life of such mortgage loan (the "Minimum Rate"). The mortgage rate will not increase or decrease on the first Adjustment Date by more than a fixed percentage specified in the related mortgage note (the "Initial Cap"); the Initial Cap is 1.000% to 5.000% for each of the adjustable-rate mortgage loans. Effective with the first monthly payment due on each adjustable-rate mortgage loan after each related Adjustment Date, or following the interest-only period in the case of the interest-only loans, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related mortgage loan over its remaining term, and pay interest at the mortgage rate as so adjusted. Due to the application of the Initial Caps, Periodic Caps and Maximum Rates, the mortgage rate on each such adjustable-rate mortgage loan, as adjusted on any related Adjustment Date, may be less than the sum of the Loan Index and the related Gross Margin, rounded as described in this prospectus supplement. See "--The Index" below. The adjustable-rate mortgage loans generally do not permit the related borrowers to convert their adjustable mortgage rate to a fixed mortgage rate.

The Index

      With respect to all of the adjustable-rate mortgage loans (except for one mortgage loan which uses a one-year Treasury index), the Loan Index used in determining the related mortgage rates is the average of the interbank offered rates for six-month United States dollar deposits in the London market, calculated as provided in the related mortgage note (the "Six-Month LIBOR Loan Index"), as most recently available either as of (1) the first business day occurring in a specified period of time prior to such Adjustment Date, (2) the first business day of the month preceding the month of such Adjustment Date or
(3) the last business day of the second month preceding the month in which such Adjustment Date occurs, as specified in the related mortgage note. In the event that the Loan Index becomes unavailable or otherwise unpublished, the servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

Balloon Loans

      Approximately 6.53% of the mortgage loans will not fully amortize by their respective maturity dates (each, a "Balloon Loan"). The monthly payment for each Balloon Loan is substantially based on an amortization schedule ranging from 360 months to 480 months, except for the final payment (the "Balloon Payment"), which is due and payable between the 120th month and the 360th month following origination of the Balloon Loan. The amount of the Balloon Payment on each Balloon Loan is substantially in excess of the amount of the scheduled monthly payment for such mortgage loan.

Interest Only Mortgage Loans

      Approximately 51.42% of the mortgage loans will provide for interest only monthly payments ("Interest Only Mortgage Loan") for the first 24, 36, 60, 84 or 120 months of the term of the Interest Only Mortgage Loan. The monthly payment with respect to such Interest Only Mortgage Loan will include accrued interest and principal on such mortgage loan beginning on the 25th, 37th, 61st, 85th, or 121st month of the term of such Interest Only Mortgage Loan. As a result of this payment structure, monthly payments beginning in the 25th, 37th, 61st, 85th, or 121st month of the term of such Interest

Only Mortgage Loan may be significantly larger than the first 24, 36, 60, 84 or 120 monthly payments, respectively, required under the mortgage note.

Dual Amortization Loans

      Approximately 6.08% of the mortgage loans will amortize over 480 months for the first 120 months, and over 240 months between the 120th month and the 360th month (each "Dual Amortization Loan"). The monthly payment beginning on the 121st month of such Dual Amortization Loan may be significantly larger than the first 120 monthly payments required under the mortgage note.

Junior Liens

      Approximately 1.18% of the mortgage loans are secured by second-liens on the related mortgaged properties. The range of combined loan-to-value ratios at origination of these second-lien mortgage loans is approximately 20.51% to 109.78%, and the weighted average combined loan-to-value ratio at origination of these second-lien mortgage loans is approximately 98.95%. The range of credit scores at origination of these second-lien mortgage loans is approximately 457 to 769 and the weighted average credit score at origination of these second-lien mortgage loans is approximately 668.

Underwriting Guidelines

      The sponsor or a loan reviewer has reviewed a substantial majority of the files related to the mortgage loans in connection with the acquisition of the mortgage loans by the sponsor for credit, compliance and property value considerations. These files may include the documentation pursuant to which the mortgage loan was originally underwritten, as well as the mortgagor's payment history on the mortgage loan. In its review, the sponsor evaluates the mortgagor's credit standing, repayment ability and willingness to repay debt, as well as the value and adequacy of the mortgaged property as collateral. A mortgagor's ability and willingness to repay debts (including the mortgage loans) in a timely fashion is determined by the sponsor by reviewing the quality, quantity and durability of income history, history of debt management, history of debt repayment and net worth accumulation of the mortgagor. In addition, the sponsor may also obtain and review a current credit report for the mortgagor. To establish the adequacy of the mortgaged property as collateral, the sponsor may obtain a current appraisal, broker's price opinion, automated valuation methodology price ("AVM") and/or drive-by or desk review of such property or any combination thereof, prepared within six months of the sponsor's purchase. Additionally, in connection with its review of the mortgage file, the sponsor will generally review the mortgage files for recently originated mortgage loans to confirm that the originator adhered to its stated underwriting guidelines. During its mortgage file review, the sponsor also confirms that the mortgage loan was originated in material compliance with applicable federal, state and local laws and regulations.

      The sponsor purchases mortgage loans that were originated pursuant to one of the following documentation programs.

      Full Documentation. Mortgage loans originally underwritten with "Full Documentation" include a detailed application designed to provide pertinent credit information. As part of the description of the mortgagor's financial condition, the mortgagor was required to fill out a detailed application designed to provide pertinent credit information. As part of the description of the mortgagor's financial condition, the mortgagor provided a balance sheet, current as of the origination of the mortgage loan, describing assets and liabilities and a statement of income and expenses, as well as authorizing the originator to obtain a credit report which summarizes the mortgagor's credit history with local merchants and lenders and any record of bankruptcy. In addition, an employment verification was obtained wherein the employer reported the length of employment with that organization, the mortgagor's salary as of the mortgage loan's origination, and an indication as to whether it is expected that the mortgagor will continue such employment after the mortgage loan's origination. If a mortgagor was self-employed when such mortgagor's loan was originated, the mortgagor submitted copies of signed tax returns. The originator was also provided with deposit verification at all financial institutions where the mortgagor had demand or savings accounts.

      In determining the adequacy of the property as collateral at origination, an independent appraisal was made of each property considered for financing. The appraiser inspected the property and verified that it was in good condition and that construction, if new, had been completed at the time of the loan's origination. Such appraisal was based on the appraiser's judgment of values, giving appropriate weight to both the then market value of comparable homes and the cost of replacing the property.

      Other Levels of Documentation. Other mortgage loans purchased by the sponsor were originally underwritten pursuant to alternative documentation programs that require less documentation and verification than do traditional "Full Documentation" programs, including "No Documentation," "Limited Documentation," "Alternative Documentation," "Stated Documentation" and "Streamlined Documentation" programs for certain qualifying mortgage loans. Under a "No Documentation" program, the originator does not undertake verification of a mortgagor's income or assets. Under a "Limited Documentation" program, certain underwriting documentation concerning income and employment verification is waived "Alternative Documentation" programs allow a mortgagor to provide W-2 forms instead of tax returns, permit bank statements in lieu of verification of deposits and permit alternative methods of employment verification. Under "Stated Documentation" programs, a mortgagor's income is deemed to be that stated on the mortgage application and is not independently verified by the originator. These are underwriting programs designed to streamline the underwriting process by eliminating the requirement for income verification. Depending on the facts and circumstances of a particular case, the originator of the mortgage loan may have accepted other information based on limited documentation that eliminated the need for either income verification and/or asset verification. The objective use of limited documentation is to shift the emphasis of the underwriting process from the credit standing of the mortgagor to the value and adequacy of the mortgaged property as collateral. "Streamlined Documentation" programs are used for mortgage loans issued to government entities which are being refinanced by the same originator. The originator verifies current mortgage information, but does not undertake verification of the mortgagor's employment or assets and does not conduct a new appraisal of the property considered for refinancing. The objective of Streamlined Documentation programs is to streamline the underwriting process in cases where the originator has the mortgagor's complete credit file from the original loan transaction.

      Owner-Financed Mortgage Loans. The Owner-financed Mortgage Loans comprise approximately 0.26% of the mortgage loans (by aggregate Principal Balance as of the Cut-off Date).

      The sponsor routinely purchases mortgage loans that are owner-financed mortgage loans ("Owner-financed Mortgage Loans"). Owner-financed Mortgage Loans are originated by the individual sponsors of the related mortgaged property who generally are inexperienced in matters pertaining to mortgage banking. These mortgage loans were originated with less stringent standards than the other mortgage loans the sponsor typically purchases. The mortgagor under an owner-financed mortgage loan generally does not complete a mortgage loan application and the sponsor of the related property generally does not verify the income or employment of the related mortgagor. In connection with the sponsor's acquisition of an Owner-financed Mortgage Loan, the sponsor obtained and reviewed the credit history and payment history of the mortgagor. In deciding to purchase Owner-financed Mortgage Loans, the sponsor generally places considerable emphasis on the value of the mortgaged properly. The sponsor, in connection with its underwriting of an Owner-financed Mortgage Loan, calculates the loan-to-value ratio of the mortgage loan at the time of acquisition for underwriting purposes to determine the mortgagor's equity in the related mortgaged property. A drive-by appraisal of the market value of each mortgaged property relating to an Owner-financed Mortgage Loan generally was obtained within 90 days prior to the sponsor's purchase of such mortgage loan. However, in certain instances, the sponsor may have utilized a previous appraisal if it was completed within one year prior to the sponsor's purchase, in which case the sponsor will generally require the appraiser to recertify the value in such appraisal. The sponsor may have acquired an Owner-financed Mortgage Loan based upon a statistical valuation provided by independent data providers of the mortgaged property and subsequently obtained a drive-by appraisal, generally within three months of acquisition.

      For a discussion of the certain risks related to Owner-financed Mortgage Loans that a Certificateholder should consider prior to purchase, see "Risk Factors--There are risks related to owner-financed mortgage loans" in this Prospectus Supplement.

The Aggregate Mortgage Loans

      The mortgage loans are expected to have the following approximate aggregate characteristics as of the cut-off date:

Principal balance of mortgage loans..................................................        $847,466,907
Principal balance of fixed-rate mortgage loans.......................................         $80,370,533
Principal balance of adjustable-rate mortgage loans..................................        $767,096,375
     Mortgage Rates:
       Weighted average..............................................................              6.959%
       Range.........................................................................   4.625% to 14.500%
     Margin:
       Weighted average of the adjustable-rate mortgage loans........................              5.980%
       Range.........................................................................   2.140% to 11.375%
Weighted average months to roll of adjustable-rate mortgage loans (in months)........                  22
Weighted average remaining term to maturity (in months)..............................                 354
Weighted average remaining interest-only term of interest-only loans (in months).....                  49

      The scheduled principal balances of the mortgage loans range from approximately $15,403 to approximately $1,172,587. The mortgage loans had an average scheduled principal balance of approximately $232,821.

      The weighted average loan-to-value ratio (or with respect to second-lien mortgage loans, the combined loan-to-value ratio) at origination of the mortgage loans is approximately 77.79% and approximately 23.16% of the mortgage loans have loan-to-value ratios (or with respect to second-lien mortgage loans, combined loan-to-value ratios) at origination exceeding 80.00%.

      Approximately 98.82% of the mortgage loans are secured by first liens. Approximately 1.18% of the mortgage loans are secured by second liens.

      No more than approximately 0.80% of the mortgage loans are secured by mortgaged properties located in any one zip code area.

      The sponsor will represent that:

      o none of the mortgage loans sold by it is (a) covered by the Home Ownership and Equity Protection Act of 1994 or (b) classified as a "high cost home," "covered," "high risk home" or "predatory" or similar loan under any other applicable federal, state or local law;

      o none of the mortgage loans had a prepayment penalty period at origination in excess of five years;

      o none of the mortgage loans originated on or after October 1, 2002 and on or prior to March 6, 2003 is governed by the Georgia Fair Lending Act; and

      o in connection with the origination of the mortgage loans, no proceeds from a mortgage loan were used to finance a single-premium credit life insurance policy.

      See "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

      The tables on Schedule A attached to this prospectus supplement set forth certain statistical information with respect to the mortgage loans as of the cut-off date. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group I Mortgage Loans

      The Group I mortgage loans are expected to have the following approximate aggregate characteristics as of the cut-off date:

Principal balance of Group I mortgage loans..........................................       $386,575,726
Principal balance of Group I fixed-rate mortgage loans...............................        $37,719,899
Principal balance of Group I adjustable-rate mortgage loans..........................       $348,855,827
     Mortgage Rates:
       Weighted average..............................................................             7.149%
       Range.........................................................................  4.625% to 13.990%
     Margin:
       Weighted average of the adjustable-rate mortgage loans........................             6.090%
       Range.........................................................................  2.490% to 11.375%
Weighted average months to roll of adjustable-rate mortgage loans (in months)........                 23
Weighted average remaining term to maturity (in months)..............................                354
Weighted average remaining interest-only term of interest-only loans (in months).....                 52

      The scheduled principal balances of the Group I mortgage loans range from approximately $21,751 to approximately $538,042. The Group I mortgage loans had an average scheduled principal balance of approximately $198,549.

      The weighted average loan-to-value ratio (or with respect to second-lien mortgage loans, the combined loan-to-value ratio) at origination of the Group I mortgage loans is approximately 76.68% and approximately 30.34% of the Group I mortgage loans have loan-to-value ratios (or with respect to second-lien mortgage loans, combined loan-to-value ratios) at origination exceeding 80.00%.

      Approximately 98.92% of the Group I mortgage loans are secured by first liens. Approximately 1.08% of the Group I mortgage loans are secured by second liens.

      No more than approximately 0.95% of the Group I mortgage loans are secured by mortgaged properties located in any one zip code area.

      The tables on Schedule A attached to this prospectus supplement set forth certain statistical information with respect to the Group I mortgage loans as of the cut-off date. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group II Mortgage Loans

      The Group II mortgage loans are expected to have the following approximate aggregate characteristics as of the cut-off date:

Principal balance of Group II mortgage loans.............................................       $460,891,182
Principal balance of Group II fixed-rate mortgage loans..................................        $42,650,634
Principal balance of Group II adjustable-rate mortgage loans.............................       $418,240,548
     Mortgage Rates:
       Weighted Average..................................................................             6.799%
       Range.............................................................................  5.000% to 14.500%
     Margin:
       Weighted Average of the adjustable-rate mortgage loans............................             5.888%
       Range.............................................................................  2.140% to 10.625%
Weighted average months to roll of adjustable-rate mortgage loans (in months)............                 22
Weighted average remaining term to maturity (in months)..................................                354
Weighted average remaining interest-only term of interest-only loans (in months).........                 47

      The scheduled principal balances of the Group II mortgage loans range from approximately $15,403 to approximately $1,172,587. The Group II mortgage loans had an average scheduled principal balance of approximately $272,233.

      The weighted average loan-to-value ratio (or with respect to second-lien mortgage loans, the combined loan-to-value ratio) at origination of the Group II mortgage loans is approximately 78.71% and approximately 17.13% of the Group II mortgage loans have loan-to-value ratios (or with respect to second-lien mortgage loans, combined loan-to-value ratios) at origination exceeding 80.00%.

      Approximately 98.75% of the Group II mortgage loans are secured by first liens. Approximately 1.25% of the Group II mortgage loans are secured by second liens.

      No more than approximately 0.70% of the Group II mortgage loans are secured by mortgaged properties located in any one zip code area.

      The tables on Schedule A attached to this prospectus supplement set forth certain statistical information with respect to the Group II mortgage loans as of the cut-off date. Due to rounding, the percentages shown may not precisely total 100.00%.

Credit Scores

      Credit scores are obtained by many lenders in connection with mortgage loan applications to help them assess a borrower's creditworthiness (the "Credit Scores"). Credit Scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. Lenders have varying ways of analyzing Credit Scores and, as a result, the analysis of Credit Scores across the industry is not consistent. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the borrower's past credit history. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that the Credit Scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related mortgage loans.

      The tables on Schedule A attached to this prospectus supplement set forth certain information as to the Credit Scores of the related mortgagors obtained in connection with the origination of each mortgage loan.

                                  THE SERVICER

General

      Litton Loan Servicing LP ("Litton") provided the information set forth in the following paragraphs.

      Litton, a Delaware limited partnership and an indirect wholly owned subsidiary of Credit-Based Asset Servicing and Securitization LLC, also known as ("C-BASS"), will act as the servicer of the mortgage loans pursuant to the pooling and servicing agreement. The servicer was formed in December 1996. As of September 30, 2005, the servicer employed approximately 831 individuals. The main office of the servicer is located at 4828 Loop Central Drive, Houston, Texas 77081. The servicer is currently a Fannie Mae and Freddie Mac approved servicer and an approved FHA and VA lender with a servicing portfolio of approximately $36.46 billion as of September 30, 2005. The servicer specializes in servicing sub performing mortgage loans. The servicer is servicing in excess of 100 securitizations for C-BASS and various third parties.

      Fitch assigned the servicer its RSS1 residential special servicer rating on November 16, 1999 and reaffirmed that rating in August 2005. The rating is based on the servicer's ability to manage and liquidate nonperforming residential mortgage loans and real estate owned assets. This RSS1 rating is the highest special servicer rating attainable from Fitch which reflects the servicer's proprietary default management technology, the financial strength of its parent and the experience of its management and staff.

      In January 2001, Fitch assigned the servicer its RPS1 primary servicer rating for subprime and high loan to value ratio product and reaffirmed that rating in August 2005. The RPS1 rating is currently the highest subprime primary servicer rating attainable from Fitch for any subprime servicer, which is based on the servicer's loan administration processes including its loan set up procedures and related technology, loan accounting/cash management and loan reporting. The RPS1 rating for high loan to value ratio product is based, in part, on the servicer's focus on early collection and loss mitigation.

      In March 2001, Moody's Investors Service, Inc. assigned the servicer its top servicer quality rating (SQ1) as a primary servicer of prime and subprime mortgage loans, second liens and as a special servicer and reaffirmed that rating in November 2005. The rating is based on the servicer's ability as a servicer and the stability of its servicing operations.

      In April 2001, S&P raised the servicer's ranking from "Above Average" to "Strong" for both its residential special and subprime servicing categories and reaffirmed that rating in April 2004. The "Strong" rating is S&P's highest possible rating for these categories. The rankings are based on the servicer's established history of servicing distressed assets for a diverse investor base, technological improvements that have increased operational efficiencies, management depth, and internal controls.

      As of the date of this prospectus supplement, each of the ratings described above remains in effect with respect to the servicer.

      From time to time the servicer may acquire servicing portfolios from third parties which acquisitions may be significant in relation to the servicer's current portfolio. The servicer does not believe that any such acquisition, if effected, would have an adverse effect on its ability to service the mortgage loans in accordance with the pooling and servicing agreement.

      On December 1, 2004, the servicer and C-BASS closed a transaction with The Provident Bank, pursuant to which the servicer acquired the mortgage servicing rights on a portfolio of mortgage loans with an aggregate principal balance of approximately $8.5 billion in conjunction with C-BASS's acquisition of residual mortgage-backed securities relating to certain of such loans.

      The servicer utilizes its proprietary technology to identify high severity assets and develops specific loss mitigation strategies to apply to those assets. As mortgage loans become delinquent, the servicer first tries to determine whether the mortgagor is facing a short term or long term series of issues that created the default. If the default is created by a short term issue, repayment plans or forbearance agreements may be negotiated so that the default can be cured over the plan's specified period. However, if a long-term issue exists, the mortgage loan is referred to the servicer's loss mitigation department. If the mortgagor has experienced a long-term event but wishes to continue to reside in the home, a modification of the mortgage loan may be pursued. The modification may include some or all of the following: a decrease in the mortgage interest rate, an extension of the term of the mortgage, a reduction in certain amounts owed (including unpaid principal or advances) and/or the capitalization of any past due amounts. Consistent with the terms of the pooling and servicing agreement, the servicer may waive, modify or vary any term of any mortgage loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any mortgagor if in the servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the certificateholders. If the mortgagor either does not want to make or does not have the ability to make monthly payments on the mortgage loan, the servicer will attempt to pursue programs such as short sales or a deed in lieu of foreclosure. These programs are designed to assist the mortgagor in liquidating the mortgaged property while decreasing the servicer's liquidation timeframe and the associated liquidation expenses with the goal of ultimately reducing cumulative losses. The servicer has a default processing in-source agreement for contract employees to perform certain routine foreclosure, bankruptcy, and other default related functions under the supervision of the servicer's management personnel.

      The servicer does not, in general, have custodial responsibility with respect to the mortgage loans.

      In addition to the reports that will be provided to the certificateholders by the trustee as described under "Description of the Certificates--Reports to Certificateholders" in this prospectus supplement, the servicer may make available certain loan level and certificate level information, such as delinquency and credit support data, projected and actual loss data, roll rates, and trend analyses, through its proprietary investor interface and asset analysis tool, RADARViewer(SM). The RADARViewer(SM) internet website is currently located at www.radarviewer.com. The servicer has no obligation to continue to provide any type of information available on RADARViewer(SM) as of the date hereof or to maintain its RADARViewer(SM) website in the entirety, and may, in its sole discretion, discontinue such service at any time.

                                   THE SPONSOR

      The sponsor, Credit-Based Asset Servicing and Securitization LLC, is a Delaware limited liability company with its principal place of business in New York, New York.

      The sponsor was established in July 1996 as a venture of Mortgage Guaranty Insurance Corporation ("MGIC"), Enhance Financial Services Group, Inc. ("EFSG") and certain members of management of the sponsor. Each of MGIC and EFSG has approximately a 46% interest in the sponsor with the remainder owned by management of the sponsor. On February 28, 2001, Radian Group Inc. ("Radian") acquired EFSG, including EFSG's 46% interest in the sponsor. Radian and MGIC are publicly traded companies which file such periodic reports with the Securities and Exchange Commission (the "Commission") as are required by the Securities Exchange Act of 1934, as amended, and its rules and regulations, as interpreted by the staff of the Commission.

      On September 30, 2005, the sponsor had approximately $3.81 billion in assets, approximately $3.08 billion in liabilities and approximately $723.2 million in equity.

      The sponsor's principal business is the purchasing of residential mortgage loans, primarily sub-prime in nature, from multiple parties including banks and other financial institutions and mortgage-related securities, including non-investment grade subordinated securities, for investment and securitization. Substantially all of the mortgage loans the sponsor owns are serviced by its wholly-owned subsidiary, Litton Loan Servicing LP. The sponsor does not originate mortgages. The sponsor is a HUD-approved investing mortgagee.

      In connection with its purchases of mortgage loans, the sponsor uses its proprietary models to formulate loan-level default and loss severities and prepayment probability curves. The sponsor has been acquiring mortgage loans since 1996. Until June 2002 the sponsor included sub-performing or re-performing mortgage loans in its publicly offered securitization transactions. Since June 2002, the sponsor has generally not included sub-performing or re-performing mortgage loans in its publicly offered securitization transactions.

      The sponsor has been securitizing residential mortgage loans since 1997. The following table describes the size and growth of the sponsor's total portfolio of mortgage loans it has securitized under its name or an affiliate's name as of the dates indicated.

          September 30, 2005                        December 31, 2004                         December 31, 2003
--------------------------------------- ----------------------------------------  -----------------------------------------
                            Total                                    Total
                         Outstanding                              Outstanding
  Total Number of         Principal       Total Number of          Principal         Total Number       Total Outstanding
    Outstanding           Balance of        Outstanding            Balance of       of Outstanding     Principal Balance of
   Mortgage Loans       Mortgage Loans    Mortgage Loans         Mortgage Loans     Mortgage Loans      Mortgage Loans in
 in Securitization    in Securitization  in Securitization     in Securitization   in Securitization      Securitization
    Transactions         Transactions      Transactions           Transactions       Transactions          Transactions
-------------------   -----------------  -----------------     -----------------   -----------------   --------------------
       59,183          $6,586,062,078           57,775           $5,854,055,405         47,549           $4,573,655,799


                            STATIC POOL INFORMATION

      Information concerning fixed- and adjustable-rate subprime mortgage loans purchased by the sponsor and securitized in public securitizations by the sponsor and that are secured by first- or second-lien mortgages or deeds of trust in residential real properties is available on the internet at the sponsor's website, regab.c-bass.com. On this website, you can view information regarding prior public securitizations of the sponsor for the past 5 years and delinquency, cumulative loss, and prepayment information with respect to these mortgage loans on a quarterly basis. With respect to such information, a mortgage loan is delinquent if the scheduled monthly payment of principal and interest on such mortgage loan which is payable by the related mortgagor under the related mortgage note due on a due date is not paid by the close of business on the next scheduled due date for such mortgage loan. Thus, a mortgage loan for which the mortgagor failed to make the monthly payment due on January 1, 2006 will be reported as delinquent on February 2, 2006 if the payment is not made by the close of business on February 1, 2006. In connection with such securitizations, Litton is acting as servicer, and generally has the right to purchase certain delinquent or defaulted mortgage loans from the related mortgage pool. In the past Litton has, on occasion, exercised this option. Any such purchases would have an effect on the delinquency and loss numbers for the respective securitizations. There can be no assurance that Litton will continue to make such purchases in the future. These mortgage loans were acquired by the sponsor from different mortgage loans sellers under various underwriting guidelines and subjected to due diligence review standards and tolerances which may have changed over time. The characteristics of the mortgage loan acquired by the sponsor in a given period varies from each other as well as from the mortgage loans to be included in the issuing entity that will issue the certificates offered by this prospectus supplement. In addition, the performance information relating to the mortgage loans previously purchased by the sponsor described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates. Therefore, the performance of the mortgage loans previously purchased by the sponsor may not be indicative of the future performance of the mortgage loans to be included in the issuing entity related to this offering.

      The information available on the website relating to any mortgage loan purchased by the sponsor and securitized in public securitizations by the sponsor prior to January 1, 2006 is not deemed to be part of this prospectus supplement, the accompanying prospectus or the depositor's registration statement.

                                  THE DEPOSITOR

      The depositor is Securitized Asset Backed Receivables LLC, a Delaware limited liability company. The depositor is an affiliate of Barclays Capital Inc. The depositor will not have any business operations other than securitizing mortgage assets and related activities.

                               THE ISSUING ENTITY

      Securitized Asset Backed Receivables Trust 2006-CB1, the issuing entity, will be formed on the closing date pursuant to the pooling and servicing agreement. The pooling and servicing agreement may be amended in certain circumstances. See "The Pooling and Servicing Agreement--Amendment" in this prospectus supplement. The issuing entity will be a New York common law trust with no officers or directors and no continuing duties other than to hold and service the mortgage loans and related assets and issue the certificates. The fiscal year end for the issuing entity will be December 31, commencing with December 31, 2006.

                                   THE TRUSTEE

General

      U.S. Bank National Association ("U.S. Bank") will act as trustee, registrar and paying agent under the pooling and servicing agreement. U.S. Bank is a national banking association and a wholly-owned subsidiary of U.S. Bancorp, which is currently ranked as the sixth largest bank holding company in the United States with total assets exceeding $207 billion as of September 30, 2005. As of September 30, 2005, U.S. Bancorp serves approximately 13.3 million customers, operates 2,396 branch offices in 24 states and has over 51,000 employees. A network of specialized U.S. Bancorp offices across the nation, inside and outside its 24-state footprint, provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, governments and institutions.

Corporate Trust General

      U.S. Bank has one of the largest corporate trust businesses in the country with offices in 31 U.S. cities. The Pooling and Servicing Agreement will be administered from U.S. Bank's corporate trust office located at 60 Livingston Avenue, St. Paul, Minnesota 55107.

      U.S. Bank has provided corporate trust services since 1924. As of September 30, 2005, U.S. Bank was acting as trustee with respect to approximately 49,500 issuances of securities with an aggregate outstanding principal balance of over $1.58 trillion. This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.

      On December 30, 2005, U.S. Bank purchased the corporate trust and structured finance trust services businesses of Wachovia Corporation. Following the closing of the transaction, the Wachovia affiliate named as fiduciary or agent, as applicable, under each client agreement will continue in that role until U.S. Bank succeeds to that role in accordance with the terms of the governing instrument or agreement and applicable law.

Trustee, Registrar, Paying Agent

      The trustee, registrar and paying agent shall make each monthly statement available to the certificateholders via the trustee's internet website at http://www.usbank.com/mbs. Certificateholders with questions may direct them to the trustee's bondholder services group at (800) 934-6802.

      The trustee's procedures for performing its duties as required by the pooling and servicing agreement are set forth as follows:

      A U.S. Bank analyst (an "Analyst") will review the relevant executed legal transaction documents for this transaction (collectively, the "Documents") and program the distribution module of U.S. Bank's cash-flow modeling system (the "System") to provide the necessary calculations for this transaction. The programming will consist of modeling all collection and withdrawal activity that will take place in all of the issuing entity accounts for this transaction and modeling the payment priorities (the disbursement of cash) to the certificateholders and various other parties. All trigger events set forth in the Documents will be modeled without regard to probability of occurrence.

      Prior to the first distribution to the certificateholders, a supervisor for the transaction (the "Supervisor") will create an independent review spreadsheet, which will be based on the Documents and will be processed each month and compared to the System model output. The Supervisor will also review the content of the certificateholder statements prior to the first distribution date to ensure that all information required by the Documents is present and correct.

      The entire distribution program will undergo a line-by-line formula review by the Supervisor prior to the sixth month of distributions, and in no event later than the earliest date a trigger event could occur. The Supervisor's responsibility is to make sure that the program is consistent with the terms and payment priorities set forth in the Documents and that the certificateholder statement includes all items required to be reported by the Documents.

      On a monthly basis, an Analyst will obtain from the servicer a file containing the payment activity for the related collection period on a loan-by-loan basis. The loan file will be converted to a database format and loaded into the System program. Prior to processing, the loan data will be reviewed to determine the reasonableness of the data based on loan level data received with respect to the cut-off date or the most recent collection period. Once the loan data is confirmed with the servicer, the analyst will input several aggregate amounts into a System database and begin processing the distributions through the System.

      To the extent U.S. Bank is required by the documents to re-compute any loan-data elements supplied by the servicer, U.S. Bank will do so based on information received from the underwriter or the servicer. U.S. Bank will identify all discrepancies and bring them to the attention of the servicer for resolution. If all discrepancies are not resolved by the date required in the Documents, U.S. Bank will deliver a discrepancy memorandum to the servicer.

      The distribution reports will be reviewed by the Analyst and then by the Supervisor using a transaction-specific checklist. Any corrections identified by the Supervisor will be corrected by the Analyst and reviewed by the Supervisor. The Supervisor also will be responsible for the timely delivery of reports to the administration unit for processing all cashflow items.

      In the past three years, the trustee has not made material changes to the policies and procedures of its securities administration services for mortgage-backed securities. However, the trustee acquired the securities administration business of State Street Bank and Trust Company in 2002, and prior to January 1, 2006, the officers and employees in the office of the securities administrator acquired from State Street used slightly different procedures than those set forth above to review the data for each certificateholder statement. Instead of creating an independent spreadsheet for review, a Supervisor reviewed each line of a proposed certificateholder statement prior to its distribution. As of January 1, 2006, all offices of the trustee will use the procedures set forth above.

      The trustee's duties are limited solely to its express obligations under the pooling and servicing agreement. For information, with respect to the trustee's liability under the pooling and servicing agreement and any indemnification that the trustee will be entitled to from the issuing entity, see "The Pooling and Servicing Agreement--Certain Matters Regarding the Depositor, the Servicers and the Trustee" in this prospectus supplement.

                                 THE CUSTODIAN

      The Bank of New York, a New York banking corporation, will act as custodian of the mortgage loan files pursuant to a custodial agreement. The Bank of New York will be responsible to hold and safeguard the mortgage notes and other contents of the mortgage files on behalf of the certificateholders.

                         DESCRIPTION OF THE CERTIFICATES

General

      On the closing date, the issuing entity will be created and the depositor will cause the issuing entity to issue the certificates. The certificates will be issued in twenty classes, the Class AV-1, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class N, Class X, Class R and Class R-X certificates. Only the Class AV-1, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 certificates, collectively, the "Offered Certificates," will be offered under this prospectus supplement. The Offered Certificates, together with the Class B-3, Class B-4 and Class B-5 certificates, will be referred to as the "Principal Certificates" in this prospectus supplement. The certificates will collectively represent the entire undivided ownership interest in the issuing entity created and held under the pooling and servicing agreement, subject to the limits and priority of distribution provided for in that agreement.

      The issuing entity will consist of:

      o the mortgage loans, together with the related mortgage files and all related collections and proceeds due and collected after the cut-off date;

      o such assets as from time to time are identified as REO property and related collections and proceeds;

      o assets that are deposited in the accounts, and invested in accordance with the pooling and servicing agreement; and

      o two interest rate cap agreements for the benefit of the Class AV-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 certificates.

      The Principal Certificates will be issued and available only in book-entry form, in denominations of $100,000 initial principal balance and integral multiples of $1 in excess of $100,000, except that one certificate of each class may be issued in an amount greater or less than $100,000. For information regarding the issuance of certificates in book-entry form, see "Description of the Securities--Book-Entry Registration" in the prospectus.

      Voting rights will be allocated among holders of the Principal Certificates in proportion to the Class Certificate Balances of their respective certificates on such date, except that the Class X and Class N certificates will each be allocated 1% of the voting rights. The Class B-3, Class B-4, Class B-5, Class N, Class X, Class R and Class R-X certificates will initially be held by the Sponsor or an affiliate of the Sponsor.

      The Class AV-1 certificates generally represent interests in the Group I mortgage loans. The Class AF-1, Class AF-2, Class AF-3 and Class AF-4 certificates generally represent interests in the Group II mortgage loans. The Class M and Class B certificates represent interests in all of the mortgage loans.

      The following chart illustrates generally the distribution priorities and subordination features applicable to the Offered Certificates.

                              |   Class A*    /\
                              |               |
                              |   Class M-1   |
                              |               |
                              |   Class M-2   |
                              |               |
                   Accrued    |   Class M-3   |
                   certificate|               |
                   interest,  |   Class M-4   | Losses**
                   then       |               |
                   principal  |   Class M-5   |
                              |               |
                              |   Class M-6   |
                              |               |
                              |   Class B-1   |
                              |               |
                              \/  Class B-2** |


* Principal allocation among the Class A certificates is described below under "--Allocation of Principal Payments to Class A Certificates".

** Excess special hazard losses will be allocated pro rata to the Subordinate Certificates. See "Description of the Certificates--Distribution of Interest and Principal" in this prospectus supplement.

Book-Entry Registration

      The Offered Certificates are sometimes referred to in this prospectus supplement as "book-entry certificates." No person acquiring an interest in the book-entry certificates will be entitled to receive a definitive certificate representing an obligation of the issuing entity, except under the limited circumstances described in this prospectus supplement. Beneficial owners may elect to hold their interests through DTC, in the United States, or Clearstream Banking, societe anonyme or Euroclear Bank, as operator of the Euroclear System, in Europe. Transfers within DTC, Clearstream or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the Offered Certificates are book-entry certificates, such certificates will be evidenced by one or more certificates registered in the name of Cede & Co., which will be the "holder" of such certificates, as the nominee of DTC or one of the relevant depositories. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream or Euroclear, on the other, will be effected in DTC through the relevant depositories of Clearstream or Euroclear, respectively, and each a participating member of DTC. The interests of the beneficial owners of interests in the Offered Certificates will be represented by book-entries on the records of DTC and its participating members. All references in this prospectus supplement to the Offered Certificates reflect the rights of beneficial owners only as such rights may be exercised through DTC and its participating organizations for so long as such certificates are held by DTC.

      The beneficial owners of the Offered Certificates may elect to hold their certificates through DTC in the United States, or Clearstream or Euroclear, if they are participants in such systems, or indirectly through organizations which are participants in such systems. The Offered Certificates will be issued in one or more certificates which in the aggregate equal the outstanding principal of the related class of certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers securities accounts in Clearstream's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories names on the books of DTC. Except as described below, no beneficial owner will be entitled to receive a physical or definitive certificates. Unless and until definitive certificates are issued, it is anticipated that the only holder of the Offered Certificates will be Cede & Co., as nominee of DTC. Beneficial owners will not be holders or certificateholders as those terms are used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC.

      The beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of such book-entry certificate will be recorded on the records of DTC or on the records of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate.

      DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a clearing corporation within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between participants through electronic book-entries, thus eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, including underwriters, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly through indirect participants.

      Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of book-entry certificates, such as the Offered Certificates, among participants on whose behalf it acts with respect to the book-entry certificates and to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and indirect participants with which beneficial owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective beneficial owners.

      Beneficial owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through participants and indirect participants. In addition, beneficial owners will receive all distributions of principal and interest from the trustee, or a paying agent on behalf of the trustee, through DTC participants. DTC will forward such distributions to its participants, which thereafter will forward them to indirect participants or beneficial owners. Beneficial owners will not be recognized by the trustee or any paying agent as holders of the Offered Certificates, and beneficial owners will be permitted to exercise the rights of the holders of the Offered Certificates only indirectly through DTC and its participants.

      Because of time zone differences, it is possible that credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but, due to time zone differences, may be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

      Transfers between participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary, each of which is a participating member of DTC. However, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving distribution in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the relevant depositories for Clearstream or Euroclear.

      Clearstream holds securities for its participant organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thus eliminating the need for physical movement of securities. Transactions may be settled through Clearstream in many currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

      Euroclear was created to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System is owned by Euroclear plc and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium (the "Euroclear Operator"). The Euroclear Operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear participants, and between Euroclear participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. Non-participants of Euroclear may hold and transfer book-entry interests in the Offered Certificates through accounts with a direct participant of Euroclear or any other securities intermediary that holds a book-entry interest in the Offered Certificates through one or more securities intermediaries standing between such other securities intermediary and the Euroclear Operator. Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

      Distributions on the book-entry certificates will be made on each distribution date by the trustee to Cede & Co., as nominee of DTC. DTC will be responsible for crediting the amount of such distributions to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such distribution to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

      Under a book-entry format, beneficial owners of the book-entry certificates may experience some delay in their receipt of distributions, since such distributions will be forwarded by the trustee to Cede & Co., as nominee of DTC. Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such book-entry certificates, may be limited due to the lack of physical certificates for such book-entry certificates. In addition, issuance of the book-entry certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

      Monthly and annual reports on the issuing entity provided or made available over its website by the trustee to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the financial intermediaries to whose DTC accounts the book-entry certificates of such beneficial owners are credited.

      DTC has advised the depositor that it will take any action permitted to be taken by a holder of the Offered Certificates under the pooling and servicing agreement only at the direction of one or more participants to whose accounts with DTC the book-entry certificates are credited. Additionally, DTC has advised the depositor that it will take such actions with respect to specified percentages of voting rights only at the direction of and on behalf of participants whose holdings of book-entry certificates evidence such specified percentages of voting rights. DTC may take conflicting actions with respect to percentages of voting rights to the extent that participants whose holdings of book-entry certificates evidence such percentages of voting rights authorize divergent action.

      None of the issuing entity, the depositor, the servicer, the loan performance advisor or the trustee will have any responsibility for any aspect of the records relating to or distributions made on account of beneficial ownership interests of the book-entry certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

      Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. See "Description of the Securities--Book-Entry Registration of Securities" in the prospectus.

      See also the attached Annex I for certain information regarding U.S. federal income tax documentation requirements for investors holding certificates through Clearstream or Euroclear (or through DTC if the holder has an address outside the United States).

Definitive Certificates

      The Offered Certificates, which will be issued initially as book-entry certificates, will be converted to definitive certificates and reissued to beneficial owners or their nominees, rather than to DTC or its nominee, only if
(a) DTC or the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the book-entry certificates and the trustee or the depositor is unable to locate a qualified successor or (b) the depositor, at its option (but with the trustee's consent), notifies DTC of its intent to terminate the book-entry system through DTC and, upon receipt of notice of such intent from DTC, the DTC participants holding beneficial interests in the certificates agree to initiate such termination.

      Upon the occurrence of any event described in the immediately preceding paragraph, the trustee will be required to notify all participants of the availability through DTC of definitive certificates. Upon delivery of definitive certificates, the trustee will reissue the book-entry certificates as definitive certificates to beneficial owners. Distributions of principal of, and interest on, the book-entry certificates will thereafter be made by the trustee, or a paying agent on behalf of the trustee, directly to holders of definitive certificates in accordance with the procedures set forth in the pooling and servicing agreement.

      Definitive certificates will be transferable and exchangeable at the offices of the trustee, its agent or the certificate registrar designated from time to time for those purposes. As of the closing date, the trustee designates its offices located at 60 Livingston Avenue, St. Paul, Minnesota 55107 for those purposes. No service charge will be imposed for any registration of transfer or exchange, but the trustee may require distribution of a sum sufficient to cover any tax or other governmental charge imposed in connection with the transfer or exchange.

Assignment of the Mortgage Loans

      Pursuant to a mortgage loan purchase and warranties agreement, the Sponsor will sell, transfer, assign, set over and otherwise convey the mortgage loans, including all principal outstanding as of, and interest due and accruing after, the close of business on the cut-off date, without recourse, to the depositor on the closing date. Pursuant to the pooling and servicing agreement, the depositor will sell, without recourse, to the issuing entity, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due after, the close of business on the cut-off date. Each such transfer will convey all right, title and interest in and to (a) principal outstanding as of the close of business on the cut-off date (after giving effect to payments of principal due on that date, whether or not received) and (b) interest due and accrued on each such mortgage loan after the cut-off date. However, the Sponsor will not convey to the depositor, and will retain all of its right, title and interest in and to (x) principal due on each mortgage loan on or prior to the cut-off date and principal prepayments in full and curtailments (i.e., partial prepayments) received on each such mortgage loan prior to the cut-off date and (y) interest due and accrued on each mortgage loan on or prior to the cut-off date.

Delivery of Mortgage Loan Documents

      In connection with the transfer and assignment of each mortgage loan to the issuing entity, the depositor will cause to be delivered to the custodian on behalf of the trustee, on or before the closing date, the following documents with respect to each mortgage loan which constitute the mortgage file:

            (a) the original mortgage note, endorsed either (A) in blank or (B) in the following form: "Pay to the order of U.S. Bank, National Association, as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB1, without recourse," or with respect to any lost mortgage note, an original lost note affidavit, together with a copy of the related mortgage note;

            (b) the original mortgage with evidence of recording thereon, and the original recorded power of attorney, if the mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

            (c) an original assignment of mortgage, in form and substance acceptable for recording. The mortgage shall be assigned either (A) in blank or (B) to "U.S. Bank, National Association, as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB1, without recourse";

            (d) an original or a certified copy of any intervening assignment of mortgage showing a complete chain of assignments;

            (e) the original or a certified copy of lender's title insurance policy; and

            (f) the original or copies of each assumption, modification, written assurance or substitution agreement, if any.

      Pursuant to the pooling and servicing agreement, the trustee or the custodian on behalf of the trustee will be required to execute and deliver on or prior to the closing date an acknowledgment of receipt of the original mortgage note, item (a) above, with respect to each of the mortgage loans delivered to the trustee or the custodian, with any exceptions noted. The trustee or the custodian will agree, for the benefit of the holders of the certificates, to review, or cause to be reviewed, each mortgage file within ninety days after the closing date--or, with respect to any Substitute Mortgage Loan delivered to the trustee or the custodian on behalf of the trustee, within 30 days after the receipt of the mortgage file by the trustee or the custodian--and to deliver a certification generally to the effect that, as to each mortgage loan listed in the schedule of mortgage loans,

      o all documents required to be reviewed by it pursuant to the pooling and servicing agreement are in its possession;

      o each such document has been reviewed by it and appears regular on its face and relates to such mortgage loan;

      o based on its examination and only as to the foregoing documents, certain information set forth on the schedule of mortgage loans accurately reflects the information set forth in the mortgage file delivered on such date; and

      o each mortgage note has been endorsed as provided in the pooling and servicing agreement.

      If in the process of reviewing the mortgage files and making or preparing, as the case may be, the certifications referred to above, the trustee (or the custodian, as applicable) discovers any document or documents constituting a part of a mortgage file to be missing or defective in any material respect, at the conclusion of its review the trustee, upon its notification by the custodian, if applicable, will so notify the sponsor, the depositor and the servicer. In addition, upon the discovery by the sponsor, depositor, the trustee or the servicer (or upon receipt by the trustee of written notification of such breach) of a breach of any of the representations and warranties made by the sponsor in the related mortgage loan purchase agreement in respect of any mortgage loan which materially adversely affects such mortgage loan or the interests of the related certificateholders in such mortgage loan, the party discovering such breach will be required to give prompt written notice to the other parties.

Representations and Warranties Relating to the Mortgage Loans

      Pursuant to the pooling and servicing agreement, the sponsor, will make representations and warranties with respect to each mortgage loan, as of the closing date or such other date specified below, including, but not limited to:

            (1) No mortgage loan is delinquent (other than mortgage loans subject to a bankruptcy plan or forbearance plan).

            (2) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, including assessments payable in future installments, or other outstanding charges affecting the related mortgaged property.

            (3) The terms of the mortgage note and the mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the mortgage and the interests of the certificateholders, and which have been delivered to the trustee; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the mortgage loan schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except, in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the trustee and the terms of which are reflected in the mortgage Loan Schedule.

            (4) Pursuant to the terms of the mortgage, all buildings or other improvements upon the mortgaged property are insured by a generally acceptable insurer against loss by fire and hazards of extended coverage.

            (5) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the servicing of the mortgage loans have been complied with.

            (6) The mortgage has not been satisfied, canceled, subordinated (other than with respect to second lien loans, the subordination to the first lien loan) rescinded, in whole or in part, and the mortgaged property has not been released from the lien of the mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (7) The mortgage is a valid, existing and enforceable first or second lien on the mortgaged property, including all improvements on the mortgaged property subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally, (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related mortgaged property and (4) with respect to any second lien mortgage loan, the lien of the related first mortgage loan. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the mortgage loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser.

            (8) The mortgage note and the related mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms.

            (9) There was no fraud involved in the origination of any mortgage loan by the applicable mortgagee or Mortgagor, and to the best of the Seller's knowledge, there was no fraud by the appraiser or any other party involved in the origination of any such mortgage loan.

            (10) Each mortgage loan is covered by an American Land Title Association lender's mortgagee title insurance policy acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae and Freddie Mac, and qualified to do business in the jurisdiction where the mortgaged property is located, insuring (subject to the exceptions contained in (7)(1) and (2) above) the Seller, its successors and assigns as to the first or second priority lien of the mortgage in the original principal amount of the mortgage loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the mortgage providing for adjustment in the mortgage interest rate and/or monthly payment including any negative amortization thereunder. Additionally, such mortgagee title insurance policy affirmatively insures ingress and egress to and from the mortgaged property, and against encroachments by or upon the mortgaged property or any interest therein. The Seller is the sole insured of such mortgagee title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgagee title insurance policy, and no prior holder of the related mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy.

            (11) The mortgage and related mortgage note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the mortgaged property of the benefits of the security provided thereby, including, (1) in the case of a mortgage designated as a deed of trust, by trustee's sale, and
      (2) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the mortgaged property at a trustee's sale or the right to foreclose the mortgage. The mortgagor has not notified the Sponsor and the Sponsor has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act.

            (12) The mortgage note is not and has not been secured by any collateral except the lien of the corresponding mortgage on the mortgaged property and the security interest of any applicable security agreement or chattel mortgage.

            (13) There is no proceeding pending for the total or partial condemnation and no eminent domain proceedings pending affecting any mortgaged property.

            (14) The mortgaged property is free from material damage.

            (15) Each mortgage file contains an appraisal of or a broker's price opinion regarding the related mortgaged property indicating an appraised value equal to the appraised value identified for such mortgaged property on the mortgage Loan Schedule. Each appraisal has been prepared on FNMA or FHLMC forms.

            (16) (a) No mortgage loan is classified as a high cost mortgage loan under HOEPA; and (b) no mortgage loan in the issuing entity is a "high cost home," "covered" (excluding home loans defined as "covered home loans" pursuant to clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002), "high risk home" or "predatory" loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

            (17) No Group I mortgage loan originated on or after October 1, 2002 will impose a Prepayment Charge for a term in excess of three years. Any Group I mortgage loan originated prior to such date will not impose a Prepayment Charge in excess of five years.

            (18) The Prepayment Charges included in the transaction are enforceable and were originated in compliance with all federal, state and local laws.

      Pursuant to the pooling and servicing agreement, upon the discovery by any of the sponsor, the servicer, the depositor or the trustee that any of the representations and warranties contained in the pooling and servicing agreement have been breached in any material respect as of the date made, with the result that the value of, or the interests of the trustee or the holders of the certificates in the related mortgage loan were materially and adversely affected, the party discovering such breach is required to give prompt written notice to the other parties. Subject to certain provisions of the pooling and servicing agreement, within 120 days of the earlier to occur of the sponsor's discovery or its receipt of notice of any such breach with respect to a mortgage loan transferred by it, the sponsor will be required to:

      o     promptly cure such breach in all material respects,

      o if prior to the second anniversary of the closing date, remove each mortgage loan which has given rise to the requirement for action by the sponsor, substitute one or more Substitute Mortgage Loans and, if the outstanding principal balance of such Substitute Mortgage Loans as of the date of such substitution is less than the outstanding principal balance, of the replaced mortgage loans as of the date of substitution, deliver to the issuing entity as part of the amounts remitted by the servicer on such distribution date the amount of such shortfall (a "Substitution Adjustment Amount"), or

      o purchase such mortgage loan at a price equal to the unpaid principal balance of such mortgage loan as of the date of purchase, plus all related accrued and unpaid interest, plus the amount of any unreimbursed servicing advances made by the servicer or other expenses of the servicer or the trustee in connection with the mortgage loan or the purchase.

Notwithstanding the foregoing, in the event of discovery by any party to the pooling and servicing agreement that a mortgage loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code resulting from a breach of any representation or warranty contained in the pooling and servicing agreement or of a breach of the representations and warranties listed as number (16) or (17) in the second preceding paragraph, the sponsor will be required to repurchase the related mortgage loan at the purchase price within 120 days of such discovery or receipt of notice. The purchase price with respect to such mortgage loan will be required to be deposited into the distribution account on the next succeeding Servicer Remittance Date after deducting any amounts received in respect of such repurchased mortgage loan or mortgage loans and being held in the distribution account for future distribution to the extent such amounts have not yet been applied to principal or interest on such mortgage loan.

      The obligations of the sponsor to cure such breach or to substitute or purchase any mortgage loan for such breach constitute the sole remedies with respect to a material breach of any such representation or warranty available to the holders of the certificates, the servicer, the trustee, the depositor and any of its affiliates.

Payments on the Mortgage Loans

      The pooling and servicing agreement provides that the servicer is required to establish and maintain the collection account. The pooling and servicing agreement permits the servicer to direct any depository institution maintaining the collection account to invest the funds in the collection account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the Servicer Remittance Date, as described below.

      The servicer is obligated to deposit or cause to be deposited in the collection account within two business days after deposit of such funds into the clearing account, amounts representing the following payments and other collections received by it on or with respect to the mortgage loans after the cut-off date, other than in respect of monthly payments on the mortgage loans due and accrued on each mortgage loan up to and including any due date occurring prior to the cut-off date:

      o all payments on account of principal, including prepayments of principal on the mortgage loans;

      o all payments on account of interest, net of the servicing fee, on the mortgage loans;

      o all Insurance Proceeds and Condemnation Proceeds to the extent such Insurance Proceeds and Condemnation Proceeds are not to be applied to the restoration of the related mortgaged property or released to the related borrower in accordance with the express requirements of law or in accordance with the servicer's customary servicing practices, Liquidation Proceeds and Subsequent Recoveries;

      o any amounts required to be deposited in connection with any losses realized on investments of funds in the collection account; and

      o all other amounts required to be deposited in the collection account pursuant to the pooling and servicing agreement.

      The servicer is not permitted to commingle funds in the collection account with any other funds or assets.

      The trustee will be obligated to set up a distribution account with respect to the certificates into which the servicer will be required to deposit or cause to be deposited the funds required to be remitted by the servicer on the Servicer Remittance Date. The pooling and servicing agreement permits but does not require the trustee to invest the funds in the distribution account for its own benefit in one or more eligible investments that mature prior to the next distribution date.

      The funds required to be remitted by the servicer for a Servicer Remittance Date will be equal to the sum, without duplication, of:

      o all collections of scheduled principal and interest on the mortgage loans, received by the servicer on or prior to the related Determination Date;

      o all principal prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and Subsequent Recoveries, if any, collected by the servicer during the related Prepayment Period;

      o all P&I Advances made by the servicer with respect to payments due to be received on the mortgage loans on the related due date but not received by the related Determination Date; and

      o any other amounts required to be placed in the collection account by the servicer pursuant to the pooling and servicing agreement;

      but excluding the following:

            (a) for any mortgage loan with respect to which the servicer has previously made an unreimbursed P&I Advance, amounts received on such mortgage loan which represent late payments of principal and interest, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or Subsequent Recoveries, to the extent of such unreimbursed P&I Advance;

            (b) amounts received on a particular mortgage loan with respect to which the servicer has previously made an unreimbursed servicing advance, to the extent of such unreimbursed servicing advance;

            (c) for such Servicer Remittance Date, the aggregate servicing fee;

            (d) all net income from eligible investments that are held in the collection account for the account of the servicer;

            (e) all amounts actually recovered by the servicer in respect of late fees, assumption fees and similar fees;

            (f) for all mortgage loans for which P&I Advances or servicing advances are determined to be non-recoverable, all amounts equal to unreimbursed P&I Advances and servicing advances for such mortgage loans;

            (g) certain other amounts which are reimbursable to the depositor or the servicer, as provided in the pooling and servicing agreement;

            (h) amounts reimbursable to the servicer at time of modification of a mortgage loan; and

            (i) all collections of principal and interest not required to be remitted on each Servicer Remittance Date.

      The amounts described in clauses (a) through (h) above may be withdrawn by the servicer from the collection account on or prior to each Servicer Remittance Date.

Distributions

      Distributions on the certificates will be required to be made by the trustee on the 25th day of each month, or, if that day is not a business day, on the first business day thereafter (referred to as a distribution date), commencing in February 2006, to the persons in whose names the certificates are registered on the related Record Date.

      Distributions on each distribution date will be made by check mailed to the address of the person entitled to the distribution as it appears on the applicable certificate register or, in the case of a certificateholder who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other entity having appropriate wire transfer facilities. However, the final distribution in retirement of the certificates will be made only upon presentment and surrender of those certificates at the office of the trustee designated from time to time for those purposes. Initially, the trustee designates its offices located at 60 Livingston Avenue, St. Paul, Minnesota 55107.

Administration Fees

      As described under the definition of "Available Funds" included in the "Glossary of Terms" in this prospectus supplement, funds collected on the mortgage loans that are available for distribution to certificateholders will be net of the servicing fee and trustee fee payable on each mortgage loan. On each distribution date, the servicer and the trustee will be entitled to their fee prior to the certificateholders receiving any distributions. The servicing fee and trustee fee for any distribution date for any mortgage loan will be an amount equal to one-twelfth of the servicing fee rate or trustee fee rate, as applicable, on the Stated Principal Balance of such mortgage loan. The following table identifies the per annum fee rate applicable in calculating the servicing fee and the trustee fee.

         Fee                              Per Annum Fee Rate
         -------------------------------------------------------------
         Servicing Fee                    0.50%

         Trustee Fee                      less than or equal to 0.003%

      In addition to the servicing fee and the trustee fee, funds collected on the mortgage loans that are available for distribution to the certificateholders will also be net of any indemnification payments made to the depositor, servicer or trustee, as described under "The Pooling and Servicing Agreement -- Certain Matters Regarding the Depositor, the Servicer and the Trustee" in this prospectus supplement and "Description of the Securities -- Certain Matters Regarding the Master Servicer, the Depositor and the Trustee" in the accompanying prospectus, and reimbursements for certain unanticipated expenses borne by the depositor, servicer or trustee, as described in this prospectus supplement and the accompanying prospectus.

Priority of Distributions Among Certificates

      As more fully described in this prospectus supplement, distributions on the certificates will be made monthly on each distribution date from Available Funds and will be made to the classes of certificates generally in the following order of priority:

                  (i) from the interest portion of available funds, to interest on each class of Principal Certificates and previously unpaid interest on each Class A certificate, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

                  (ii) from the principal portion of available funds plus any remaining interest portion of available funds, to principal on the classes of Principal Certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

                  (iii) from remaining available funds, to unpaid interest and
            Unpaid Realized Loss Amounts, on the Subordinated Certificates, in the order and subject to the priorities described below under "--Distributions of Interest and Principal"; and

                  (iv) to deposit into the Excess Reserve Fund Account to cover any Basis Risk Carry Forward Amounts on the classes of certificates, and, finally to be released to the Class N and Class X certificates, in each case subject to certain limitations set forth below under "--Distributions of Interest and Principal".

Distributions of Interest and Principal

      For any distribution date, the "Pass-Through Rate" for each class of Principal Certificates will be as set forth below:

            (a) for the Class AV-1 certificates, a per annum rate equal to the least of (1) One-Month LIBOR plus the related fixed margin for that class and that distribution date, (2) the Group I Net WAC Cap (as defined below) and (3) the Group I Maximum Rate Cap (as defined below);

            (b) for the Group II Class A certificates, a per annum rate equal to the least of (1) the fixed coupon for that class and that distribution date, (2) the Group II Net WAC Cap (as defined below) and (3) the Group II Maximum Rate Cap (as defined below);

            (c) for the Class M, Class B-1, Class B-2 and Class B-3 certificates, a per annum rate equal to the least of (1) One-Month LIBOR plus the related fixed margin for the applicable class and that distribution date, (2) the Subordinate Net WAC Cap (as defined below) and
      (3) the Subordinate Maximum Rate Cap (as defined below); and

            (d) for the Class B-4 and Class B-5 certificates, a per annum rate equal to the least of (1) the fixed coupon for that class and distribution date, (2) the Subordinate Net WAC Cap (as defined below) and (3) the Subordinate Maximum Rate Cap (as defined below).

      The fixed margin for each class of LIBOR Certificates is as follows: Class AV-1, [__]%; Class M-1, [__]%; Class M-2, [__]%; Class M-3, [__]%; Class M-4,
[__]%; Class M-5, [__]%; Class M-6 [__]%; Class B-1, [__]%; Class B-2, [__]%;
and Class B-3, [__]%. On the distribution date immediately following the distribution date on which the servicer has the right to purchase all of the mortgage loans as described under "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement and each distribution date thereafter the fixed margin for each class of LIBOR Certificates will increase to the following: Class AV-1, [__]%; Class M-1, [__]%; Class M-2, [__]%; Class M-3, [__]%; Class M-4, [__]%; Class M-5, [__]%;
Class M-6 [__]%; Class B-1, [__]%; Class B-2, [__]%; and Class B-3, [__]%.

      The fixed coupon for each class of Fixed-Rate Certificates is as follows:
Class AF-1, [__]%; Class AF-2, [__]%; Class AF-3, [__]%; Class AF-4, [__]%;
Class B-4, [__]%; and Class B-5, [__]%. On the distribution date immediately following the distribution date on which the servicer has the right to purchase all of the mortgage loans as described under "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement and each distribution date thereafter the fixed coupon for each class of Fixed-Rate Certificates will increase to the following: Class AF-1, [__]%; Class AF-2, [__]%; Class AF-3, [__]%; Class AF-4, [__]%; Class B-4 [__]%; and Class
B-5, [__]%.

      The "Group I Net WAC Cap" for any distribution date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group I Mortgage Loans for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

      The "Group I Maximum Rate Cap" for any distribution date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest that would have accrued on the Group I Mortgage Loans at their maximum lifetime mortgage interest rates for the related accrual period, net of

Administrative Fees and (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period. Any interest shortfall due to the Group I Maximum Rate Cap will not be reimbursed.

      The "Group II Net WAC Cap" for any distribution date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the related collection period.

      The "Group II Maximum Rate Cap" for any distribution date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest that would have accrued on the Group II Mortgage Loans at their maximum lifetime mortgage interest rates for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the related collection period. Any interest shortfall due to the Group II Maximum Rate Cap will not be reimbursed.

      The "Subordinate Net WAC Cap" with respect to the Class M, Class B-1, Class B-2 and Class B-3 certificates will equal the weighted average of the Group I Net WAC Cap and the Group II Net WAC Cap (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period) weighted on the basis of the Group I Subordinate Amount for Group I and the Group Subordinate Amount for Group II, respectively. The Subordinate Net WAC Cap with respect to the Class B-4 and Class B-5 certificates will equal the weighted average of the Group I Net WAC Cap and the Group II Net WAC Cap (expressed on the basis of an assumed 360-day year and twelve 30-day months), weighted on the basis of the Group Subordinate Amount for Group I and the Group Subordinate Amount for Group II, respectively.

      The "Subordinate Maximum Rate Cap" with respect to the Class M, Class B-1, Class B-2 and Class B-3 certificates will equal the weighted average of the Group I Maximum Rate Cap and the Group II Maximum Rate Cap (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period), weighted on the basis of the Group Subordinate Amount for Group I and the Group Subordinate Amount for Group II, respectively. The Subordinate Maximum Rate Cap with respect to the Class B-4 and Class B-5 certificates will equal the weighted average of the Group I Maximum Rate Cap and the Group II Maximum Rate Cap (expressed on the basis of an assumed 360-day year and twelve 30-day months), weighted on the basis of the Group Subordinate Amount for Group I and the Group Subordinate Amount for Group II, respectively. Any interest shortfall due to the Subordinate Maximum Rate Cap will not be reimbursed.

      The "Group Subordinate Amount" for any distribution date (i) for the Group I mortgage loans, will be equal to the excess of the aggregate principal balance of the Group I mortgage loans as of the beginning of the related Due Period over the aggregate Class Certificate Balance of the Class AV-1 certificates immediately prior to such distribution date and (ii) for the Group II mortgage loans, will be equal to the excess of the aggregate principal balance of the Group II mortgage loans as of the beginning of the related Due Period over the aggregate Class Certificate Balance of the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 certificates immediately prior to such distribution date.

      On each distribution date, distributions in reduction of the Class Certificate Balance of the certificates entitled to receive distributions of principal will be made in an amount equal to the Principal Distribution Amount. The "Principal Distribution Amount" for each distribution date will equal the sum of (i) the Basic Principal Distribution Amount for that distribution date and (ii) the Extra Principal Distribution Amount for that distribution date.

      Distributions will be determined in part based on the performance of individual loan groups.

      On each distribution date, the trustee will be required to make the disbursements and transfers from the Available Funds then on deposit in the distribution account specified below in the following order of priority:

            (i) to the holders of each class of Principal Certificates in the following order of priority:

            (a) concurrently, (1) from the Interest Remittance Amount related to the Group I mortgage loans, to the Class AV-1 certificates, the related Accrued Certificate Interest and Unpaid Interest Amounts for those classes of certificates, and (2) from the Interest Remittance Amount related to the Group II mortgage loans, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 certificates, pro rata (based on the amounts distributable under this clause (i)(a)(2)), the related Accrued Certificate Interest and Unpaid Interest Amounts for those classes of certificates; provided, that, if the Interest Remittance Amount for any Group is insufficient to make the related payments set forth in clauses (i)(a)(1) or (i)(a)(2) above, any Interest Remittance Amount relating to the other group remaining after payment of the related Accrued Certificate Interest and Unpaid Interest Amounts will be available to cover that shortfall;

            (b) from any remaining Interest Remittance Amounts, to the Class M-1 certificates, the Accrued Certificate Interest for that class on that distribution date;

            (c) from any remaining Interest Remittance Amounts, to the Class M-2 certificates, the Accrued Certificate Interest for that class on that distribution date;

            (d) from any remaining Interest Remittance Amounts, to the Class M-3 certificates, the Accrued Certificate Interest for that class on that distribution date;

            (e) from any remaining Interest Remittance Amounts, to the Class M-4 certificates, the Accrued Certificate Interest for that class on that distribution date;

            (f) from any remaining Interest Remittance Amounts, to the Class M-5 certificates, the Accrued Certificate Interest for that class on that distribution date;

            (g) from any remaining Interest Remittance Amounts, to the Class M-6 certificates, the Accrued Certificate Interest for that class on that distribution date;

            (h) from any remaining Interest Remittance Amounts, to the Class B-1 certificates, the Accrued Certificate Interest for that class on that distribution date;

            (i) from any remaining Interest Remittance Amounts, to the Class B-2 certificates, the Accrued Certificate Interest for that class on that distribution date;

            (j) from any remaining Interest Remittance Amounts, to the Class B-3 certificates, the Accrued Certificate Interest for that class on that distribution date;

            (k) from any remaining Interest Remittance Amounts, to the Class B-4 certificates, the Accrued Certificate Interest for that class on that distribution date; and

            (l) from any remaining Interest Remittance Amounts, to the Class B-5 certificates, the Accrued Certificate Interest for that class on that distribution date.

            (ii) (A) on each distribution date prior to the Stepdown Date or on which a Trigger Event is in effect, to the holders of the class or classes of Principal Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

            (a) to the Class A certificates, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below until their respective Class Certificate Balances are reduced to zero; and

            (b) sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates, in that order, until their respective Class Certificate Balances are reduced to zero.

                  (B) on each distribution date on and after the Stepdown Date and as long as a Trigger Event is not in effect, to the holders of the class or classes of Principal Certificates then entitled to distribution of principal an amount equal to the Principal Distribution Amount in the following amounts and order of priority:

            (a) to the Class A certificates, the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Distribution Amount, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below until their respective Class Certificate Balances are reduced to zero;

            (b)   to the Class M-1 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause
                  (ii)(B)(a) above and (y) the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (c)   to the Class M-2 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause
                  (ii)(B)(a) above and to the Class M-1 certificateholders in clause (ii)(B)(b) above and (y) the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (d)   to the Class M-3 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause
                  (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above and to the Class M-2 certificateholders in clause (ii)(B)(c) above and (y) the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (e)   to the Class M-4 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause
                  (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above and the Class M-3 certificateholders in clause (ii)(B)(d) above and (y) the Class M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (f)   to the Class M-5 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause
                  (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above and to the Class M-4 certificateholders in clause (ii)(B)(e) above and (y) the Class M-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (g)   to the Class M-6 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause
                  (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above and to the Class M-5 certificateholders in clause (ii)(B)(f) above and
                  (y) the Class M-6 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (h)   to the Class B-1 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause
                  (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above, to the Class M-5 certificateholders in clause (ii)(B)(f) above, to the Class M-6 certificateholders in clause (ii)(B)(g) above and
                  (y) the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (i)   to the Class B-2 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause
                  (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above, to the Class M-5 certificateholders in clause (ii)(B)(f) above, to the Class M-6 certificateholders in clause (ii)(B)(g) above and to the Class B-1 certificateholders in clause (ii)(B)(h) above and (y) the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (j)   to the Class B-3 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause
                  (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above, to the Class M-5 certificateholders in clause (ii)(B)(f) above, to the Class M-6 certificateholders in clause (ii)(B)(g) above to the Class B-1 certificateholders in clause (ii)(B)(h) above and to the Class B-2 certificateholders in clause (ii)(B)(i) above and (y) the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (k)   to the Class B-4 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause
                  (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above, to the Class M-5 certificateholders in clause (ii)(B)(f) above, to the Class M-6 certificateholders in clause (ii)(B)(g) above to the Class B-1 certificateholders in clause (ii)(B)(h) above, to the Class B-2 certificateholders in clause (ii)(B)(i) above and to the Class B-3 certificateholders in clause (ii)(B)(j) above and (y) the Class B-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

            (l)   to the Class B-5 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause
                  (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above, to the Class M-5 certificateholders in clause (ii)(B)(f) above, to the Class M-6 certificateholders in clause (ii)(B)(g) above, to the Class B-1 certificateholders in clause (ii)(B)(h) above, to the Class B-2 certificateholders in clause
                  (ii)(B)(i) above, to the Class B-3 certificateholders in clause (ii)(B)(j) above and to the Class B-4 certificateholders in clause (ii)(B)(k) above and (y) the Class B-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero.

            (iii) any amount remaining after the distributions in clauses (i) and (ii) above is required to be distributed in the following order of priority with respect to the certificates:

            (a) to the holders of the Class M-1 certificates, any Unpaid Interest Amount for that class;

            (b) to the holders of the Class M-1 certificates, any Unpaid Realized Loss Amount for that class;

            (c) to the holders of the Class M-2 certificates, any Unpaid Interest Amount for that class;

            (d) to the holders of the Class M-2 certificates, any Unpaid Realized Loss Amount for that class;

            (e) to the holders of the Class M-3 certificates, any Unpaid Interest Amount for that class;

            (f) to the holders of the Class M-3 certificates, any Unpaid Realized Loss Amount for that class;

            (g) to the holders of the Class M-4 certificates, any Unpaid Interest Amount for that class;

            (h) to the holders of the Class M-4 certificates, any Unpaid Realized Loss Amount for that class;

            (i) to the holders of the Class M-5 certificates, any Unpaid Interest Amount for that class;

            (j) to the holders of the Class M-5 certificates, any Unpaid Realized Loss Amount for that class;

            (k) to the holders of the Class M-6 certificates, any Unpaid Interest Amount for that class;

            (l) to the holders of the Class M-6 certificates, any Unpaid Realized Loss Amount for that class;

            (m) to the holders of the Class B-1 certificates, any Unpaid Interest Amount for that class;

            (n) to the holders of the Class B-1 certificates, any Unpaid Realized Loss Amount for that class;

            (o) to the holders of the Class B-2 certificates, any Unpaid Interest Amount for that class;

            (p) to the holders of the Class B-2 certificates, any Unpaid Realized Loss Amount for that class;

            (q) to the holders of the Class B-3 certificates, any Unpaid Interest Amount for that class;

            (r) to the holders of the Class B-3 certificates, any Unpaid Realized Loss Amount for that class;

            (s) to the holders of the Class B-4 certificates, any Unpaid Interest Amount for that class;

            (t) to the holders of the Class B-4 certificates, any Unpaid Realized Loss Amount for that class;

            (u) to the holders of the Class B-5 certificates, any Unpaid Interest Amount for that class;

            (v) to the holders of the Class B-5 certificates, any Unpaid Realized Loss Amount for that class;

            (w) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for that distribution date;

            (x) from funds on deposit in the Excess Reserve Fund Account with respect to that distribution date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the Principal Certificates for that distribution date to the Principal Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates except that the Class A certificates will be paid (a) first, pro rata, based on their respective Class Certificate Balances only with respect to those Class A certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, pro rata, based on any remaining unpaid Basis Risk Carry Forward Amounts;

            (y)   concurrently,

                  (i) from any Group I Senior Interest Rate Cap Payment received from the cap provider with respect to that distribution date, to the Class AV-1 certificates, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the Class AV-1 certificates for that distribution date, and

                  (ii) from any Mezzanine/Class B Interest Rate Cap Payment
            received from the cap provider with respect to that distribution date, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the Class M, Class B-1 and Class B-2 certificates for that distribution date;

            (z) to the Class N and Class X certificates, those amounts as set forth in the pooling and servicing agreement; and

            (aa) to the holders of the Class R or Class R-X certificates, any remaining amount.

      In addition, notwithstanding the foregoing, on any distribution date after the distribution date on which the Class Certificate Balance of a class of certificates has been reduced to zero, that class of certificates will be retired and will no longer be entitled to distributions, including distributions in respect of prepayment interest shortfalls, unpaid remaining Basis Risk Carry Forward Amounts or reimbursement of the principal portion of any Applied Realized Loss Amount previously allocated to that class that remain unreimbursed.

      On each distribution date, prior to any distribution on any other class of certificates, the trustee is required to distribute to the holders of the Class N and Class X certificates all amounts representing Prepayment Premiums in respect of the mortgage loans received during the related Prepayment Period.

      If on any distribution date, after giving effect to all distributions of principal as described above, the aggregate Class Certificate Balances of the Principal Certificates exceeds the aggregate Stated Principal Balance of the mortgage loans for that distribution date, the Class Certificate Balance of the Class B-5, Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 or Class M-1 certificates will be reduced, in inverse order of seniority (beginning with the Class B-5 certificates) by an amount equal to that excess, until that Class Certificate Balance is reduced to zero. Special Hazard Losses will be allocated as described above, except that if the aggregate amount of Special Hazard Losses, as of any date of determination, exceeds the greatest of (i) 1.00% of the principal balance of the Mortgage Loans as of the Cut-off Date, (ii) two times the amount of the principal balance of the largest Mortgage Loan and (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of California, such excess losses will be allocated to the Class M and Class B Certificates on a pro rata basis based on the Class Certificate Balance of each such class. Each of these reductions of a Class Certificate Balance is referred to collectively as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, their Class Certificate Balances will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that distribution date or any future distribution dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the Class Certificate Balance of any class of Subordinated Certificates, amounts are received with respect to any mortgage loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the Class Certificate Balance of each class of Subordinated Certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Unpaid Realized Loss Amount for the applicable Class of Subordinated Certificates for the related distribution date). Any Subsequent Recovery that is received during a Prepayment Period will be included as part of the Principal Remittance Amount for the related distribution date.

      On any distribution date, any shortfalls resulting from the application of the Relief Act and any prepayment interest shortfalls not covered by Compensating Interest payments from the servicer (as further described in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement) will be allocated first to reduce the amounts otherwise distributable on the Class N and Class X certificates, and thereafter as a reduction to the Accrued Certificate Interest for the Principal Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that distribution date. The holders of the Principal Certificates will not be entitled to reimbursement for the allocation of any Relief Act shortfalls or prepayment interest shortfalls described in the preceding sentence.

Allocation of Principal Payments to Class A Certificates

      Prior to the Stepdown Date or when a Trigger Event is in effect, all principal distributions to the holders of the Class A certificates on any distribution date will be allocated concurrently, between the Class AV-1 certificates (the "Group I Class A Certificates"), on the one hand, and the Class AF-1,

Class AF-2, Class AF-3 and Class AF-4 certificates (collectively, the "Group II Class A Certificates"), on the other hand, based on the Class A Principal Allocation Percentage for the Group I Class A Certificates and the Group II Class A Certificates, as applicable, for that distribution date. The Group I Class A Certificates and the Group II Class A Certificates are each a "Class A Certificate Group." On or after the Stepdown Date and as long as a Trigger Event is not in effect, the Group I Principal Distribution Amount will be allocated to the Group I Class A Certificates and the Group II Principal Distribution Amount will be allocated to the Group II Class A Certificates. However, if the Class Certificate Balances of the Class A certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A certificates on that distribution date, and the amount of those principal distributions distributable on all subsequent distribution dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described in this section, until their Class Certificate Balance has been reduced to zero. Any distributions of principal to the Group I Class A Certificates will be made first from payments relating to the Group I mortgage loans, and any distributions of principal to the Group II Class A Certificates will be made first from payments relating to the Group II mortgage loans.

      Any principal distributions allocated to the Group I Class A Certificates are required to be allocated to the Class AV-1 certificates.

      Any principal distributions allocated to the Group II Class A Certificates are required to be distributed first to the Class AF-4 certificates, an amount equal to the Class AF-4 Lockout Distribution Amount, then to the Class AF-1 certificates, until their Class Certificate Balance has been reduced to zero, then to the Class AF-2 certificates, until their Class Certificate Balance has been reduced to zero, then to the Class AF-3 certificates, until their Class Certificate Balance has been reduced to zero and then to the Class AF-4 certificates until their Class Certificate Balance has been reduced to zero. However, on and after the distribution date on which the aggregate Class Certificate Balances of the Group II Class A Certificates is greater than the Stated Principal Balance of the Group II Mortgage Loans, any principal distributions allocated to the Group II Class A Certificates are required to be allocated pro rata among the classes of Group II Class A Certificates, based on their respective Class Certificate Balances.

      "Class AF-4 Lockout Distribution Amount" means, for any distribution date, the product of (x) the Class AF-4 Lockout Distribution Percentage (as defined below) for that distribution date and (y) the Class AF-4 Pro Rata Distribution Amount for that distribution date. In no event will the Class AF-4 Lockout Distribution Amount for a distribution date exceed the amount of principal allocated to the Group II Class A Certificates for that distribution date or the Class Certificate Balance of the Class AF-4 Certificates immediately prior to that Distribution Date.

      "Class AF-4 Pro Rata Distribution Amount" means, for any distribution date, an amount equal to the product of (x) a fraction, the numerator of which is the Class Certificate Balance of the Class AF-4 Certificates immediately prior to that distribution date and the denominator of which is the aggregate Class Certificate Balance of the Group II Class A Certificates immediately prior to that distribution date and (y) the amount of principal allocated to the Group II Class A Certificates for that distribution date.

      "Class AF-4 Lockout Distribution Percentage" means, for a distribution date in any period listed in the table below, the applicable percentage listed opposite such period:

                        Distribution Dates                   Lockout Percentage
      -------------------------------------------------      ------------------
      February 2006 through and including January 2009                    0%
      February 2009 through and including January 2011                   45%
      February 2011 through and including January 2012                   80%
      February 2012 through and including January 2013                  100%
      February 2013 and thereafter                                      300%

Calculation of One-Month LIBOR

      On each LIBOR Determination Date, the trustee will be required to determine One-Month LIBOR for the next Interest Accrual Period for the LIBOR Certificates.

Excess Reserve Fund Account

      The "Basis Risk Payment" for any distribution date will be the aggregate of the Basis Risk Carry Forward Amounts for that date. However, the payment with respect to any distribution date cannot exceed the amount otherwise distributable on the Class N and Class X certificates.

      The "Basis Risk Carry Forward Amount" on any distribution date and for any class of Principal Certificates is the sum of, if applicable, (x) the excess of
(i) the amount of interest that class of certificates would have been entitled to receive on that distribution date had the Pass-Through Rate not been subject to the Group I Net WAC Cap, the Group II Net WAC Cap or the Subordinate Net WAC Cap, as applicable, over (ii) the amount of interest that class of certificates received on that distribution date based on the Group I Net WAC Cap, the Group II Net WAC Cap or the Subordinate Net WAC Cap, as applicable, and (y) the unpaid portion of any such excess described in clause (x) from prior distribution dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to the Group I Net WAC Cap, the Group II Net WAC Cap, the Subordinate Net WAC Cap, as applicable). Any Basis Risk Carry Forward Amount on any class of certificates will be paid on that distribution date or future distribution dates from and to the extent of funds available for distribution to that class of certificates in the Excess Reserve Fund Account with respect to such distribution date (each as described in this prospectus supplement). The ratings on the certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

      Pursuant to the pooling and servicing agreement, an account (referred to as the "Excess Reserve Fund Account") will be established, which is held in trust, as part of the issuing entity, by the trustee. Amounts on deposit in the Excess Reserve Fund Account will not be invested. The Excess Reserve Fund Account will not be an asset of any REMIC. Holders of each of the Principal Certificates will be entitled to receive payments from the Excess Reserve Fund Account pursuant to the pooling and servicing agreement in an amount equal to any Basis Risk Carry Forward Amount for that class of certificates. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement. The Excess Reserve Fund Account is required to be funded from amounts otherwise to be paid to the Class N and Class X certificates. Any distribution by the trustee from amounts in the Excess Reserve Fund Account is required to be made on the applicable distribution date.

Interest Rate Cap Agreements

      The Class AV-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 certificates will have the benefit of interest rate cap agreements provided by [________], as cap provider. The cap provider will be rated at least "A2" by Moody's and "A" by S&P. All obligations of the issuing entity under the interest rate cap agreements will be paid on or prior to the closing date.

      The Class AV-1 certificates will have the benefit of an interest rate cap agreement (the "Group I Senior Cap Agreement"), with an initial notional amount of approximately $301,915,000 provided by [________]. In connection with the first 33 distribution dates, [________] will be obligated under this interest rate cap agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the 1-month LIBOR rate (as determined pursuant to the Group I Senior Cap Agreement) as of that distribution date and (ii) a cap ceiling rate of 9.760% over a specified cap strike rate (ranging from [6.198% to 9.609%]) and
(b) the lesser of the (i) Group I Senior Cap Agreement notional balance set forth on the schedule attached as Annex II to this prospectus supplement for that distribution date and (ii) the Class Certificate Balance of the Class AV-1 certificates, determined on an "actual/360" basis. [________] obligations under this interest rate cap agreement will terminate following the distribution date in October 2008.

      The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 certificates will have the benefit of an interest rate cap agreement (the "Mezzanine/Class B Cap Agreement" and, together with the Group I Senior Cap Agreement, the "Interest Rate Cap Agreements"), with an initial notional amount of approximately $138,137,000 provided by [________]. In connection with the first 33 distribution dates, [________] will be obligated under this interest rate cap agreement to pay to the trustee, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the 1-month LIBOR rate (as determined pursuant to the Mezzanine/Class B Cap Agreement) as of that distribution date and (ii) a cap ceiling rate of 9.304% over a specified cap strike rate (ranging from [5.554% to 9.110%]) and (b) lesser of the (i) Mezzanine/Class B Cap Agreement notional balance set forth on the schedule attached as Annex II to this prospectus supplement for that distribution date and (ii) the Class Certificate Balance of the Class M, Class B-1 and Class B-2 certificates, determined on an "actual/360" basis. [_______] obligations under this interest rate cap agreement will terminate following the distribution date in October 2008.

      The specified cap ceiling rates, cap strike rates, notional amounts and index rate multiplier for each interest rate cap agreement are set forth on Annex II to this prospectus supplement.

      Amounts, if any, payable under any Interest Rate Cap Agreement with respect to any distribution date will be used to cover shortfalls in payments of interest on the certificates to which the Interest Rate Cap Agreement relates, if the pass-through rates on those certificates are limited for any of the first 33 distribution dates, due to the caps on their pass-through rates described in this prospectus supplement. Interest Rate Cap Payments will only pay shortfalls if not paid from amounts on deposit in the Excess Reserve Fund Account. Any remaining Interest Cap Payments not used to pay shortfalls on a distribution date will be paid to the cap provider on that distribution date.

      The Interest Rate Cap Agreements will be governed by and construed in accordance with the law of the State of New York. The obligations of [__________] are limited to those specifically set forth in the Interest Rate Cap Agreements.

      We believe that the cap provider's maximum probable exposure under each Interest Rate Cap Agreement to be less than 10% (the significance percentage) of the aggregate initial Class Certificate Balance of the related class or classes of certificates.

Overcollateralization Provisions

      The pooling and servicing agreement requires that the Total Monthly Excess Spread, if any, on each distribution date be applied as an accelerated payment of principal of the Principal Certificates, but only to the limited extent described below.

      The application of Total Monthly Excess Spread to the payment of Extra Principal Distribution Amount to the class or classes of certificates then entitled to distributions of principal has the effect of accelerating the amortization of those certificates relative to the amortization of the related mortgage loans. The portion, if any, of the Available Funds not required to be distributed to holders of the Principal Certificates as described above on any distribution date will be paid to the holders of the Class N or Class X certificates and will not be available on any future distribution date to cover Extra Principal Distribution Amounts, Unpaid Interest Amounts, Unpaid Realized Loss Amounts or Basis Risk Carry Forward Amounts.

      With respect to any distribution date, the excess, if any, of (a) the aggregate Stated Principal Balance of the mortgage loans for that distribution date over (b) the aggregate Class Certificate Balance of the Principal Certificates as of that date (after taking into account the distribution of the Principal Remittance Amount on those certificates on that distribution date) is the "Subordinated Amount" as of that distribution date. The pooling and servicing agreement requires that the Total Monthly Excess Spread be applied as an accelerated payment of principal on the certificates then entitled to receive distributions of principal to the extent that the Specified Subordinated Amount exceeds the Subordinated Amount as of that distribution date (the excess is referred to as a "Subordination Deficiency"). Any amount of Total Monthly Excess Spread actually applied as an accelerated payment of principal is an "Extra Principal Distribution Amount." The required level of the Subordinated Amount with respect to a distribution date is the "Specified Subordinated Amount" and is set forth in the definition of Specified Subordinated Amount in the "Glossary" in this prospectus supplement. As described above, the Specified Subordinated Amount may, over time, decrease, subject to certain floors and triggers. If a Trigger Event (as defined in the "Glossary" in this prospectus supplement) exists, the Specified Subordinated Amount may not "step down." Total Monthly Excess Spread will then be applied to the payment of principal of the class or classes of certificates then entitled to distributions of principal during the period that a Trigger Event is in effect, to the extent necessary to maintain the Subordinated Amount at the Specified Subordinated Amount.

      In the event that a Specified Subordinated Amount is permitted to decrease or "step down" on a distribution date in the future, the pooling and servicing agreement provides that some or all of the principal that would otherwise be distributed to the holders of the Principal Certificates on that distribution date will be distributed to the holders of the Class N or Class X certificates on that distribution date (to the extent not required to pay Unpaid Interest Amounts, Unpaid Realized Loss Amounts or Basis Risk Carry Forward Amounts to the Principal Certificates) until the Excess Subordinated Amount is reduced to zero. This has the effect of decelerating the amortization of the Principal Certificates relative to the amortization of the mortgage loans, and of reducing the related Subordinated Amount. With respect to any distribution date, the excess, if any, of (a) the Subordinated Amount on that distribution date over
(b) the Specified Subordinated Amount is the "Excess Subordinated Amount" with respect to that distribution date. If, on any distribution date on or after the Stepdown Date on which a Trigger Event does not exist, the Excess Subordinated Amount is, after taking into account all other distributions to be made on that distribution date, greater than zero (i.e., the related Subordinated Amount is or would be greater than the related Specified Subordinated Amount), then any amounts relating to principal that would otherwise be distributed to the holders of the Principal Certificates on that distribution date will instead be distributed to the holders of the Class N or Class X certificates (to the extent not required to pay Unpaid Interest Amounts, Unpaid Realized Loss Amounts or Basis Risk Carry Forward Amounts to the Principal Certificates) in an amount equal to the lesser of

(x) the Excess Subordinated Amount and (y) the Net Monthly Excess Cash Flow (referred to as the "Subordination Reduction Amount" for that distribution date). The "Net Monthly Excess Cash Flow" is the amount of Available Funds remaining after the amount necessary to make all payments of interest and principal to the principal certificates.

ERISA Restrictions on Transfer of the Subordinated Certificates

   Under current law the purchase and holding of the Subordinated Certificates by or on behalf of a Plan may result in "prohibited transactions" within the meaning of ERISA, Section 4975 of the Code or similar violations of Similar Law. Transfer of the Subordinated Certificates in certificated form will not be made unless the transferee delivers to the trustee either:

            (i) a representation letter, in form and substance satisfactory to the trustee, stating that:

                  (a) it is not, and is not acting on behalf of, any such Plan or using the assets of any such Plan to effect such purchase; or

                  (b) if it is an insurance company, that the source of funds used to purchase the Subordinated Certificates is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95 60 ("PTCE 95 60"), 60 Fed. Reg. 35925 (July 12, 1995)), that there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTCE 95 60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTCE 95 60) at the date of acquisition and that all Plans that have an interest in such general account are Plans to which PTCE 95 60 applies; or

            (ii) an opinion of counsel, in form and substance satisfactory to the trustee, to the effect that the purchase or holding of the Subordinated Certificates by or on behalf of such Plan will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the depositor, the trustee, the master servicer or any servicer to any obligation in addition to those undertaken in the pooling and servicing agreement.

      The Subordinated Certificates will contain a legend describing these restrictions on transfer. Any transferee of a Subordinated Certificate in certificated form that does not comply with either clause (i) or clause (ii) above will be deemed to have made the representation described in clause (i) above. Each transferee of a Subordinated Certificate in book-entry form will be deemed to have made the representation in clause (i) above.

      The pooling and servicing agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee.

Reports to Certificateholders

      On each distribution date the trustee will make available via its internet website to each holder of a Principal Certificate, based on information provided to the trustee by the servicer, containing the following:

o the amount of the distribution allocable to principal, separately identifying the aggregate amount of any principal prepayments and Liquidation Proceeds in that distribution;

o the amount of the distribution allocable to interest, any Unpaid Interest Amounts included in such distribution and any remaining Unpaid Interest Amounts after giving effect to such distribution, any Basis Risk Carry Forward Amount for such distribution date and the amount of all Basis Risk Carry Forward Amounts covered by withdrawals from the Excess Reserve Fund Account on such distribution date;

o if the distribution to the holders of such class of certificates is less than the full amount that would be distributable to such holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation of the shortfall as between principal and interest, including any Basis Risk Carry Forward Amount not covered by amounts in the Excess Reserve Fund Account;

o the Class Certificate Balance of each class of certificates after giving effect to the distribution of principal on such distribution date;

o the aggregate Stated Principal Balance of the mortgage loans for the following distribution date;

o the amount of the expenses and fees paid to or retained by the servicer and paid to or retained by the trustee with respect to such distribution date, in each case, identifying the general purpose of such fees;

o the Pass-Through Rate for each such class of certificates with respect to such distribution date;

o the amount of advances included in the distribution on such distribution date and the aggregate amount of advances reported by the servicer (and the trustee as successor servicer and any other successor servicer, if applicable) as outstanding as of the close of business on the Determination Date immediately preceding such distribution date;

o     the number and aggregate outstanding principal balances of mortgage loans
      (1) as to which the scheduled payment is Delinquent 31 to 60 days, 61 to 90 days and 91 or more days, (2) that have become REO property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last business day of the immediately preceding month;

o for each of the preceding 12 calendar months, or all calendar months since the related cut-off date, whichever is less, the aggregate dollar amount of the scheduled payments (A) due on all outstanding mortgage loans on each of the Due Dates in each such month and (B) delinquent 60 days or more on each of the Due Dates in each such month;

o with respect to all mortgage loans that became REO properties during the preceding calendar month, the aggregate number of such mortgage loans and the aggregate Stated Principal Balance of such mortgage loans as of the close of business on the Determination Date preceding such distribution date and the date of acquisition of the REO properties;

o the total number and principal balance of any REO properties (and market value, if available) as of the close of business on the Determination Date preceding such distribution date;

o whether a Trigger Event has occurred and is continuing (including the calculation demonstrating the existence of the Trigger Event and the aggregate outstanding balance of all mortgage loans 60 or more days delinquent);

o the amount on deposit in the Excess Reserve Fund Account (after giving effect to distributions on such distribution date);

o in the aggregate and for each class of certificates, the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such distribution date;

o the amount of any Net Monthly Excess Cash Flow on such distribution date and the allocation of it to the certificateholders with respect to Unpaid Interest Amounts;

o     the Subordinated Amount and Specified Subordinated Amount;

o     Prepayment Premiums collected by the servicer;

o the percentage equal to the aggregate realized losses divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date;

o     the amount distributed on the Class N and Class X certificates;

o     the amount of any Subsequent Recoveries for such distribution date;

o     the Record Date for such distribution date;

o updated mortgage loan information, such as weighted average interest rate, and weighted average remaining term;

o material breaches of mortgage loan representations of warranties of which the trustee or the servicer has knowledge or has received written notice; and

o material breaches of any covenants under the pooling and servicing agreement of which the trustee or the servicer has received written notice.

      The trustee will make available the monthly distribution report via the trustee's internet website. The trustee's website will initially be located at http://www.usbank.com/mbs and assistance in using the website can be obtained by calling the trustee's investor relations desk at (800) 934-6802. The trustee will also make available on its website any reports on Forms 10-D, 10-K and 8-K that have been filed with respect to the issuing entity through the EDGAR system.

                       THE POOLING AND SERVICING AGREEMENT

      Litton Loan Servicing LP will act as the servicer of the mortgage loans. See "The Servicer" in this prospectus supplement. In servicing the mortgage loans, the servicer will be required to use the same care as it customarily employs in servicing and administering similar mortgage loans for its own account, in accordance with customary and standard mortgage servicing practices of mortgage lenders and loan servicers administering similar mortgage loans and in accordance with the pooling and servicing agreement.

Subservicers

      The servicer may enter into subservicing agreements with subservicers for the servicing and administration of the mortgage loans. However, as set forth in the pooling and servicing agreement, no subservicing agreement will generally take effect until 30 days after written notice is received by both the trustee and the depositor. The terms of any subservicing agreement may not be inconsistent with any of the provisions of the pooling and servicing agreement. Any subservicing agreement will include the provision that such agreement may be immediately terminated by the depositor or the trustee without fee, in accordance with the terms of the pooling and servicing agreement, in the event that the servicer, for any reason, is no longer the servicer (including termination due to a servicer event of default).

      The servicer will remain obligated and primarily liable to the trustee for the servicing and administering of the mortgage loans in accordance with the provisions of the pooling and servicing agreement without diminution of such obligation or liability by virtue of the subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the servicer alone were servicing and administering the mortgage loans. The servicer will be solely liable for all fees owed by it to any subservicer, regardless of whether the servicer's compensation is sufficient to pay the subservicer fees.

Servicing and Trustee Fees and Other Compensation and Payment of Expenses

      As compensation for its activities as servicer under the pooling and servicing agreement, the servicer is entitled with respect to each mortgage loan to the servicing fee, which will be retained by the servicer or payable monthly from amounts on deposit in the collection account. The servicing fee is required to be an amount equal to one-twelfth of the servicing fee rate for the applicable mortgage loan on the Stated Principal Balance of each mortgage loan. See "Description of the Certificates--Administration Fees" in this prospectus supplement. In addition, the servicer will be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related mortgage notes, any late payment charges, modification fees, assumption fees and other similar items. The servicer will also be entitled to withdraw from the collection account and any escrow account (to the extent permitted by applicable law and the mortgage loan documents) any net interest or other income earned on deposits in those accounts. The servicer is required to pay all expenses incurred by it in connection with its servicing activities under the pooling and servicing agreement and is not entitled to reimbursement for such expenses except as specifically provided in the pooling and servicing agreement.

      As compensation for its activities under the pooling and servicing agreement, the trustee will be entitled, with respect to each mortgage loan, to a trustee fee. The fee will be an amount equal to one-twelfth of the fee rate for each mortgage loan on the Stated Principal Balance of such mortgage loan. See "Description of the Certificates--Administration Fees" in this prospectus supplement. In addition to the trustee fee, the trustee will be entitled to any net interest or other income earned on deposits in the distribution account.

P&I Advances and Servicing Advances

      P&I Advances. The servicer (including the trustee as successor servicer and any other successor servicer, if applicable) is required to make P&I Advances on each Servicer Remittance Date with respect to each mortgage loan (other than balloon loans), subject to its determination that such advance would be recoverable. The servicer is not required to make P&I Advances of principal on second-lien mortgage loans and will not make P&I Advances of principal on REO Properties. With respect to balloon loans, as to which the balloon payment is not made when due, the servicer will advance an amount equal to the assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for such balloon loan. Such P&I Advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions, and are intended to provide sufficient funds for the payment of interest to the holders of the certificates. Notwithstanding the servicer's determination in its good faith business judgment that a P&I Advance was recoverable when made, if a P&I Advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from the issuing entity. The servicer may reimburse itself for any P&I Advances from amounts held in the collection account; provided, however, the servicer will be required to replace such funds in the collection account prior to the next distribution date on which such funds are required to be distributed. The servicer (including the trustee as successor servicer and any other successor servicer, if applicable), will advance its own funds, or funds in the collection account that are not included in available funds for such distribution date, to make P&I Advances if the servicer fails to do so, subject to its own recoverability determination and as required under the pooling and servicing agreement. The servicer will not be required to make any P&I Advances with respect to reductions in the amount of monthly payments due to bankruptcy proceedings or the application of the Relief Act. See "Description of the Certificates--Payments on the Mortgage Loans" in this prospectus supplement.

      Servicing Advances. The servicer is required to advance amounts with respect to the mortgage loans, subject to its determination that such advance would be recoverable, constituting "out-of-pocket" costs and expenses relating to:

      o the preservation, restoration, inspection and protection of the mortgaged property,

      o enforcement or judicial proceedings, including foreclosures and litigation, and

      o certain other customary amounts described in the pooling and servicing agreement.

      These servicing advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions. In the event that, notwithstanding the servicer's good faith determination at the time the servicing advance was made, that it would be recoverable, the servicing advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from the issuing entity.

      Recovery of Advances. The servicer may recover P&I Advances and servicing advances to the extent permitted by the pooling and servicing agreement, including from the collection of principal and interest on the mortgage loans that is not required to be remitted in the month of receipt on the Servicer Remittance Date, or, if not recovered from such collections or from the mortgagor on whose behalf such servicing advance or P&I Advance was made, from late collections on the related mortgage loan, including Liquidation Proceeds, Subsequent Recoveries, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the servicer from the mortgagor or otherwise relating to the mortgage loan. In the event a P&I Advance or a servicing advance becomes a nonrecoverable advance, the servicer may be reimbursed for such advance from the collection account. In addition, the servicer may reimburse itself from amounts in the collection account for any prior P&I Advances or servicing advances that have not been reimbursed at the time a mortgage loan was modified.

      The servicer will not be required to make any P&I Advance or servicing advance which it determines would be a nonrecoverable P&I Advance or nonrecoverable servicing advance. A P&I Advance or servicing advance is "nonrecoverable" if in the good faith business judgment of the servicer (as stated in an officer's certificate of the servicer delivered to the trustee), that P&I Advance or servicing advance would not ultimately be recoverable.

      The pooling and servicing agreement will provide that the servicer or the trustee on behalf of the issuing entity may enter into a facility with any person that (i) provides that such person may fund P&I Advances and/or servicing advances, although no such facility will reduce or otherwise affect the servicer's obligation to fund such P&I Advances and/or servicing advances and
(ii) the pooling and servicing agreement may be amended without the consent of the certificateholders to provide for such a facility.

Pledge and Assignment of Servicer's Rights

      On the Closing Date, the servicer may pledge and assign all of its right, title and interest in, to and under the Pooling and Servicing Agreement to one or more lenders (each, a "Servicing Rights Pledgee") selected by the servicer, including JPMorgan Chase Bank, N.A., as the representative of certain lenders. In the event that a servicer event of default (as defined below) occurs, the trustee and the Depositor have agreed to the appointment of a Servicing Rights Pledgee or its designee as the successor servicer, provided that at the time of such appointment the Servicing Rights Pledgee or such designee meets the requirements of a successor servicer described in the Pooling and Servicing Agreement (including being acceptable to the Rating Agencies) and that the Servicing Rights Pledgee or such designee agrees to be subject to the terms of the Pooling and Servicing Agreement. Under no circumstances will JPMorgan Chase Bank, N.A be required to act as a backup servicer.

Prepayment Interest Shortfalls

      In the event of any voluntary principal prepayment in full on any mortgage loan during any Prepayment Period (excluding any payments made upon liquidation of any mortgage loan), the servicer will be obligated to pay, by no later than the Servicer Remittance Date in the following month, compensating interest, without any right of reimbursement, for the amount of shortfalls in interest collections resulting from those full voluntary principal prepayments. The amount of compensating interest payable by the servicer will be equal to the difference between the interest paid by the applicable mortgagors for that month in connection with the prepayment in full and thirty days' interest on the related mortgage loans, but only to the extent of one-half of the servicing fee payable to that servicer for that distribution date ("Compensating Interest").

Optional Purchase of Delinquent Mortgage Loans

      As to any mortgage loan that is delinquent in payment by 120 days or more, the servicer (or its affiliates) may, at its option, purchase such mortgage loan from the issuing entity at a purchase price equal to 100% of the unpaid principal balance of the mortgage loan, plus all related accrued and unpaid interest for such mortgage loan, subject to certain terms and conditions set forth in the pooling and servicing agreement.

Servicer Reports

      As set forth in the pooling and servicing agreement, on a date preceding the applicable distribution date, the servicer is required to deliver to the depositor and the trustee a servicer remittance report setting forth the information necessary for the trustee to make the distributions set forth under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and containing the information to be included in the distribution report for that distribution date delivered by the trustee. The servicer is required to deliver to the depositor, the trustee and the rating agencies by not later than March 15 of each year, starting in March 2007, an officer's certificate stating that:

      o a review of the activities of the servicer during the preceding calendar year and of performance under the pooling and servicing agreement has been made under such officer's supervision; and

      o to the best of such officer's knowledge, based on such review, the servicer has fulfilled all of its obligations under the pooling and servicing agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status of such default.

      In addition, on or prior to March 15 of each year (in which the issuing entity is required to file a Form 10-K), commencing in 2007, the servicer, the custodian and the trustee will be required to deliver to the depositor an assessment of compliance with servicing criteria that contains the following:

      o a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to it;

      o a statement that the party used the criteria in Item 1122(d) of Regulation AB (17 CFR 229.1122) to assess compliance with the applicable servicing criteria;

      o the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the party; and

      o a statement that a registered public accounting firm has issued an attestation report on the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year.

      Each party that is required to deliver an assessment of compliance with servicing criteria will also be required to simultaneously deliver an attestation report of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the party's assessment of compliance with the applicable servicing criteria. You may obtain copies of these statements and reports without charge upon written request to the trustee at the address provided in this prospectus supplement.

Collection and Other Servicing Procedures

      The servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the provisions of the pooling and servicing agreement, follow such collection procedures as it follows with respect to loans held for its own account that are comparable to the mortgage loans. Consistent with the above, the servicer may
(i) waive any late payment charge or, if applicable, any penalty interest, or
(ii) extend the due dates for the monthly payments for a period of not more than 180 days, subject to the provisions of the pooling and servicing agreement.

      The servicer will be required to act with respect to mortgage loans in default, or as to which default is reasonably foreseeable, in accordance with procedures set forth in the pooling and servicing agreement. These procedures among other things, may result in (i) foreclosing on the mortgage loan, (ii) accepting the deed to the related mortgaged property in lieu of foreclosure,
(iii) granting the borrower under the mortgage loan a modification or forbearance, which may consist of waiving, modifying or varying any term of such mortgage loan (including modifications that would change the mortgage interest rate, forgive the payment of principal or interest, or extend the final maturity date of such mortgage loan) or (iv) accepting payment from the borrower of an amount less than the principal balance of the mortgage loan in final satisfaction of the mortgage loan. In addition, the final maturity date of any mortgage loan may not be extended beyond the final scheduled distribution date for the offered certificates.

      The servicer will be required to accurately and fully report its borrower payment histories to all three credit repositories in a timely manner with respect to each mortgage loan.

      If a mortgaged property has been or is about to be conveyed by the mortgagor, the servicer will be obligated to accelerate the maturity of the mortgage loan, unless the servicer, in its sole business judgment, believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law or that such enforcement is not in the best interest of the issuing entity.
If it reasonably believes it may be restricted for any reason from enforcing such a "due-on-sale" clause or that such enforcement is not in the best interest of the issuing entity, the servicer may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note.

      Any fee collected by the servicer for entering into an assumption agreement will be retained by the servicer as additional servicing compensation. In connection with any such assumption, the mortgage interest rate borne by the mortgage note relating to each mortgage loan may not be decreased. For a description of circumstances in which the servicer may be unable to enforce "due-on-sale" clauses, see "Material Legal Aspects of the Loans--Due-on-Sale Clauses" in the accompanying prospectus.

Hazard Insurance

      The servicer will be required to cause to be maintained for each first lien mortgage loan fire and hazard insurance with extended coverage as is customary in the area where the mortgaged property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the unpaid principal balance of the mortgage loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the mortgaged property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the servicer will be required to cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the unpaid principal balance of the mortgage loan, (ii) the maximum insurable value of the improvements securing such mortgage loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The servicer will also be required to maintain on the REO Property for the benefit of the certificateholders, (x) fire and hazard insurance with extended coverage in an amount which is at least equal to the replacement cost of the improvements which are a part of such property, (y) public liability insurance and, (z) to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the servicer under any such policies other than amounts to be deposited in the escrow account and applied to the restoration or repair of the mortgaged property or REO Property, or released to the mortgagor in accordance with the servicer's normal servicing procedures, will be deposited in the collection account subject to withdrawal as set forth in the pooling and servicing agreement. No earthquake or other additional insurance is required to be maintained by the servicer or the mortgagor or maintained on property acquired in respect of the mortgage loan, other than pursuant to applicable regulations as shall at any time be in force and as shall require such additional insurance. All such policies will be endorsed with standard mortgagee clauses with loss payable to the servicer and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of or material change in coverage to the servicer. The servicer will not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a general policy rating of B:VI or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

Realization Upon Defaulted Mortgage Loans

      The servicer will be required to foreclose upon, or otherwise comparably convert to ownership, mortgaged properties securing such of the mortgage loans as come into default when, in the opinion of the

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servicer, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the servicer will follow such practices as it deems necessary or advisable and as are in keeping with the servicer's general loan servicing activities and the pooling and servicing agreement; provided, that the servicer will not expend its own funds in connection with foreclosure or other conversion or restoration of any property unless the servicer believes such foreclosure or restoration will increase net Liquidation Proceeds and that such expenses will be recoverable by the servicer. In addition, the servicer may write off any second lien mortgage loan that is delinquent in payment by 180 days or more.

Removal and Resignation of the Servicer

      The trustee may, and, at the direction of the majority of voting rights in the certificates, is required to, remove the servicer upon the occurrence and continuation beyond the applicable cure period of an event described in clauses
(a), (b), (c), (d), (e), (f), (g) and (h) below. Each of the following constitutes a "servicer event of default":

            (a) any failure by the servicer to remit to the trustee any payment required to be made by the servicer under the terms of the pooling and servicing agreement, which continues unremedied for one business day after the date upon which written notice of such failure, requiring the same to be remedied, is given to the servicer by the depositor or by the trustee, or to the servicer, the depositor and the trustee by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

            (b) any failure on the part of the servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the servicer contained in the pooling and servicing agreement, which continues unremedied for a period of 45 days (except that such number of days will be 10 in the case of a failure to observe or perform the obligation to deliver the officer's certificate or the accountant's statement described under "--Servicer Reports" in this prospectus supplement) after the earlier of (i) the date on which written notice of such failure requiring the same to be remedied is given to the servicer by the depositor or the trustee, or to the servicer, the depositor and the trustee by any holders of certificates entitled to at least 25% of the voting rights in the certificates and (ii) actual knowledge of such failure by a servicing officer of the servicer; or

            (c) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, is entered against the servicer and such decree or order remains in force, undischarged or unstayed for a period of 60 consecutive days; or

            (d) the servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the servicer or of or relating to all or substantially all of the servicer's property; or

            (e) the servicer admits in writing its inability generally to pay its debts as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

            (f) the failure by the servicer to make any P&I Advance on any Servicer Remittance Date which continues unremedied for one business day after that Servicer Remittance Date; or

            (g) any breach of a representation and warranty of the servicer, which materially and adversely affects the interests of the certificateholders and which continues unremedied for a period of 30 days after the date upon which written notice of such breach is given to the servicer by the trustee or by the depositor, or to the servicer, the trustee or the depositor by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

            (h) certain servicing performance criteria related to losses as set forth in the pooling and servicing agreement are not satisfied as of any distribution date.

      Except to permit subservicers as provided under the pooling and servicing agreement to act as subservicers, the servicer may not assign its obligations under the pooling and servicing agreement nor resign from the obligations and duties imposed on it by the pooling and servicing agreement except by mutual consent of the servicer, the depositor, and the trustee or upon the determination that the servicer's duties under the pooling and servicing agreement are no longer permissible under applicable law and such incapacity cannot be cured by the servicer without the incurrence of unreasonable expense. No such resignation will become effective until a successor has assumed the servicer's responsibilities and obligations in accordance with the pooling and servicing agreement.

      Upon removal or resignation of the servicer, in accordance with the pooling and servicing agreement, the trustee, subject to the rights of the Servicing Rights Pledge as set forth above under "Pledge and Assignment of Servicer's Rights", will be the successor servicer. The trustee, as successor servicer, will be obligated to make P&I Advances and servicing advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. If, however, the trustee is unwilling or unable to act as successor servicer, or if the holders of certificates entitled to at least a majority of the voting rights in the certificates so request, the trustee is required to appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the pooling and servicing agreement, any established mortgage loan servicing institution acceptable to the rating agencies as the successor servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the predecessor servicer.

      Any successor to the servicer as servicer will be required to give notice to the borrowers of such change of servicer, in accordance with applicable federal and state law, and will be required, during the term of its service as servicer, to maintain in force the insurance policy or policies that the servicer is required to maintain.

      The servicer and any successor servicer will at all times be required to be a Fannie Mae-approved and Freddie Mac-approved seller/servicer in good standing, maintain a net worth of at least $15,000,000 (as determined in accordance with generally accepted accounting principles), and maintain its license to do business or service residential mortgage loans in any jurisdictions in which the mortgaged properties are located.

      The trustee and any other successor servicer in such capacity is entitled to the same reimbursement for advances and no more than the same servicing compensation (including income earned on the collection account) as the servicer or such greater compensation if consented to by the rating agencies rating the Principal Certificates and a majority of the certificateholders. See "--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" above.

      The terminated servicer, subject to certain provisions in the pooling and servicing agreement, will be obligated to pay all of its own out-of-pocket costs and expenses, without reimbursement from the issuing entity, to transfer the servicing files to a successor servicer and it will be obligated to pay certain reasonable out-of-pocket costs and expenses of a servicing transfer incurred by parties other than the terminated servicer without reimbursement from the issuing entity. In the event the terminated servicer defaults in its obligations to pay such costs, the successor servicer will be obligated to pay such costs but will be entitled to reimbursement for such costs from the issuing entity or if the successor servicer fails to pay, the trustee will pay such costs from the issuing entity.

Eligibility Requirements for Trustee; Resignation and Removal of Trustee

      The trustee must be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers. The trustee must have a combined capital and surplus of at least $50,000,000, be subject to supervision or examination by federal or state authority and have a credit rating that would not cause any of the rating agencies to reduce their respective then current ratings of the certificates. In case at any time the trustee ceases to be eligible, the trustee will resign in the manner and with the effect as specified below.

      The trustee may at any time resign as trustee by giving written notice of resignation to the depositor, the servicer and each rating agency not less than 60 days before the date specified in such notice, when such resignation is to take effect, and acceptance by a successor trustee meeting the trustee eligibility requirements. If no successor trustee meeting the eligibility requirements has been so appointed and has accepted appointment within 30 days after the giving of such notice or resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      If at any time the trustee ceases to meet the eligibility requirements and fails to resign after written request by the depositor, or if at any time the trustee becomes incapable of acting, or is adjudged as bankrupt or insolvent, or a receiver of the trustee or of its property is appointed, or any public officer takes charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the issuing entity by any state in which the trustee or the issuing entity is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the depositor or the servicer may remove the trustee and appoint a successor trustee.

      The holders of certificates entitled to a majority of the voting rights may at any time remove the trustee and appoint a successor trustee by written instrument or instruments, signed by such holders or their attorneys-in-fact duly authorized.

      Any resignation or removal of the trustee and appointment of a successor trustee will become effective upon acceptance of appointment by the successor trustee.

Termination; Optional Clean-up Call

      The servicer, or an affiliate of the servicer, may, at its option, purchase all of the mortgage loans and REO properties and terminate the issuing entity on any distribution date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related Due Period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date. The purchase price for the mortgage loans will be an amount equal to the sum of (i) 100% of the unpaid principal balance of each mortgage loan (other than mortgage loans related to any REO property) plus accrued and unpaid interest on those mortgage loans at the applicable mortgage rate, (ii) the lesser of (x) the appraised value of any REO property, as determined by an appraisal completed by an independent appraiser selected by the servicer at its expense and (y) the unpaid principal balance of each mortgage loan related to any REO property plus accrued and unpaid interest on those mortgage loans at the applicable mortgage rate, (iii) all unreimbursed P&I Advances, servicing advances and indemnification payments payable to the servicer and (iv) any unreimbursed indemnification payments payable to the trustee under the pooling and servicing agreement. That purchase of the mortgage loans and REO properties would result in the final distribution on the Principal Certificates on such Distribution Date.

      The issuing entity also is required to terminate upon notice to the trustee of either the later of: (i) the distribution to certificateholders of the final payment or collection with respect to the last mortgage loan (or P&I Advances of same by the servicer), or (ii) the disposition of all funds with respect to the last mortgage loan and the remittance of all funds due under the pooling and servicing agreement; provided, however, that in no event will the issuing entity established by the pooling and servicing agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the pooling and servicing agreement.

      The pooling and servicing agreement requires the servicer to direct the trustee to send a notice of final distribution to each certificateholder in the event that there are no outstanding mortgage loans and no other funds or assets in the issuing entity other than the funds in the collection account. The trustee will be required to promptly send the notice of final distribution by letter to certificateholders mailed not later than the 15th day of the month of such final distribution. Any such notice of final distribution will be required to specify (a) the distribution date upon which final distribution on the certificates will be made upon presentation and surrender of certificates at the office designated in the notice, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such distribution date is not applicable, distributions being made only upon presentation and surrender of the certificates at the office specified in the notice.

      In the event a notice of final distribution is given, the servicer will be required to remit all funds in the collection account to the trustee for deposit in the distribution account on the business day prior to the applicable distribution date in an amount equal to the final distribution in respect of the certificates. Upon final deposit with respect to the issuing entity and the receipt by the trustee of a request for release of the mortgage loan files, the trustee will be required to promptly release to the servicer or its designee the mortgage loan files.

      Upon presentation and surrender of the certificates, the trustee will be required to cause to be distributed to the certificateholders of each class (after reimbursement of all amounts due to the servicer, the depositor and the trustee pursuant to the pooling and servicing agreement) (i) its Class Certificate Balance plus accrued interest in the case of an interest bearing certificate and all other amounts to which such classes are entitled and (ii) as to the Class R or Class R-X certificateholders, the amount, if any, which remains on deposit in the distribution account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

      In the event that any affected certificateholder does not surrender certificates for cancellation within six months after the date specified in the notice of final distribution, the trustee will be required to give a second written notice to the remaining certificateholders to surrender their certificates for cancellation and receive the final distribution. If within six months after the second notice all the applicable certificates have been surrendered for cancellation, the trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining certificateholders concerning surrender of their certificates, and the related costs will be paid out of the funds and other assets which remain a part of the issuing entity. If within one year after the second notice all certificates have not been surrendered for cancellation, the Class R certificateholders will be entitled to all unclaimed funds and other assets of the issuing entity.

Certain Matters Regarding the Depositor, the Servicer and the Trustee

      The pooling and servicing agreement provides that none of the depositor, the servicer, the trustee or any of their respective directors, officers, employees or agents will be under any liability to the certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the pooling and servicing agreement, or for errors in judgment. However, none of the depositor, the servicer or the trustee will be protected against liability arising from any breach of representations or warranties made by it or from any liability which may be imposed by reason of the depositor's, the servicer's or the trustee's, as the case may be, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the pooling and servicing agreement.

      The depositor, the servicer, the trustee and their respective directors, officers, employees or agents will be indemnified by the issuing entity and held harmless against any loss, liability or expense incurred in connection with (i) any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to the pooling and servicing agreement or
(ii) the performance of their respective duties pursuant to the pooling and servicing agreement or the certificates, other than any loss, liability or expense incurred by reason of the depositor's, the servicer's or the trustee's, as the case may be, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason its reckless disregard of its obligations and duties under the pooling and servicing agreement.

      None of the depositor, the servicer or the trustee is obligated under the pooling and servicing agreement to appear in, prosecute or defend any legal action that is not incidental to its respective duties which in its opinion may involve it in any expense or liability, provided that, in accordance with the provisions of the pooling and servicing agreement, the depositor, the servicer and the trustee, as applicable, may undertake any action any of them deem necessary or desirable in respect of (i) the rights and duties of the parties to the pooling and servicing agreement and (ii) with respect to actions taken by the depositor, the interests of the trustee and the certificateholders. In the event the depositor, the servicer or the trustee undertakes any such action, the legal expenses and costs of such action and any resulting liability will be expenses, costs and liabilities of the issuing entity, and the depositor, the servicer and the trustee will be entitled to be reimbursed for such expenses, costs and liabilities out of the issuing entity.

Amendment

      The pooling and servicing agreement may be amended from time to time by the depositor, the sponsor, the servicer and the trustee by written agreement, without notice to, or consent of, the holders of the Principal Certificates, to cure any ambiguity or mistake, to correct any defective provision or supplement any provision in the pooling and servicing agreement which may be inconsistent with any other provision, to add to the duties of the depositor or the servicer, or to comply with any requirements in the Code or Regulation AB (17 CFR 229.1122). The pooling and servicing agreement may also be amended to add any other provisions with respect to matters or questions arising under the pooling and servicing agreement or to modify, alter, amend, add to or rescind any of the terms or provisions contained in the pooling and servicing agreement; provided, that such action will not adversely affect in any material respect the interest of any holder of the LIBOR Certificates, as evidenced by (i) an opinion of counsel delivered to, but not obtained at the expense of, the trustee, confirming that the amendment will not adversely affect in any material respect the interests of any holder of the LIBOR certificates or (ii) a letter from each rating agency confirming that such amendment will not cause the reduction, qualification or withdrawal of the then-current ratings of the certificates.

      The pooling and servicing agreement may be amended from time to time by the depositor, the sponsor, the servicer and the trustee, and holders of certificates evidencing percentage interests aggregating not less than 66% of each class of certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the holders of the certificates; provided, however, that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of that certificate, (ii) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in clause (i) above without the consent of the holders of certificates of that class evidencing percentage interests aggregating not less than 66% of that class, or (iii) reduce the percentage of the certificates whose holders are required to consent to any such amendment without the consent of the holders of 100% of the certificates then outstanding.

                      PREPAYMENT AND YIELD CONSIDERATIONS

Structuring Assumptions

      The prepayment model used in this prospectus supplement represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of those mortgage loans. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the related mortgage loans. For the adjustable-rate mortgage loans, a 100% prepayment assumption as used in this prospectus supplement is the "Adjustable-Rate Prepayment Curve" or "ARM PPC", which assumes a prepayment rate of 2.00% CPR per annum of the then-outstanding principal balance of a hypothetical pool of adjustable-rate mortgage loans in the first month of the life of such mortgage loans and an additional approximate 1/11th of 28% per annum in each month thereafter until 30.00% CPR is reached in the twelfth month and remaining at 30.00% CPR until the twenty-second month. From the twenty-third month until the twenty-seventh month ARM PPC assumes a constant prepayment rate of 50.00% CPR per annum. Beginning in the twenty-eighth month and in each month thereafter during the life of such mortgage loans, ARM PPC assumes a constant prepayment rate of 35.00% CPR per annum each month.

      For the fixed-rate mortgage loans, a 100% prepayment assumption as used in this prospectus supplement is equal to 23% of the "Home Equity Prepayment Curve" or "HEP", which assumes a prepayment rate of 2.30% CPR per annum of the then-outstanding principal balance of such mortgage loans in the first month of the life of such mortgage loans and an additional 2.30% per annum in each month thereafter until 23.00% CPR is reached in the tenth month. Beginning in the tenth month and in each month thereafter during the life of such mortgage loans, 23% HEP assumes a constant prepayment rate of 23.00% CPR per annum each month.

      "CPR" or the "Constant Prepayment Rate" represents a constant assumed rate of principal prepayment each month relative to the then-outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. A prepayment assumption of 4.00% CPR assumes constant prepayment rates of 4.00% per annum of the then-outstanding principal balance of such mortgage loans. Correspondingly, "20% CPR" assumes prepayment rates equal to 20% of CPR, and so forth.

      Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual mortgage loans and the characteristics of the mortgage loans assumed in preparing the tables. Any discrepancy may have an effect upon the percentages of the Class Certificate Balances outstanding and weighted average lives of the Offered Certificates set forth in the tables. In addition, since the actual mortgage loans in the issuing entity have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered Certificates may be made earlier or later than as indicated in the tables.

      Unless otherwise specified, the information in the tables in this prospectus supplement has been prepared on the basis of the following assumed characteristics of the mortgage loans and the following additional assumptions which collectively are the structuring assumptions:

      o     the closing date for the certificates occurs on January 26, 2006;

      o distributions on the certificates are made on the 25th day of each month, commencing in February 2006, in accordance with the priorities described in this prospectus supplement;

      o the mortgage loan prepayment rates with respect to the assumed mortgage loans are a multiple of the applicable prepayment assumption as stated in the table under the heading "Prepayment Scenarios" under "--Decrement Tables" below;

      o     prepayments include 30 days' interest on the related mortgage loan;

      o the optional termination is not exercised (except with respect to the weighted average life to call);

      o the Specified Subordinated Amount is initially as specified in this prospectus supplement and thereafter decreases in accordance with the provisions in this prospectus supplement;

      o with respect to each adjustable-rate mortgage loan, (a) the mortgage rate for each mortgage loan is adjusted on its next rate Adjustment Date (and on subsequent Adjustment Dates, if necessary) to a rate equal to the Gross Margin plus the Loan Index (except for one mortgage loan, the one-year Treasury index) (subject to the applicable periodic rate cap and minimum and maximum interest rate),
            (b) the Six-Month LIBOR Loan Index remains constant at 4.710%, (c) the one-year Treasury Index remains 4.450%, and (d) the scheduled monthly payment on the mortgage loans is adjusted to equal a fully amortizing payment (except with respect to mortgage loans that are interest-only for a period of time);

      o     One-Month LIBOR remains constant at 4.395%;

      o no delinquencies or defaults in the payment by mortgagors of principal of and interest on the mortgage loans are experienced;

      o scheduled payments of interest and/or principal on the mortgage loans are received on the first day of each month commencing in the calendar month following the closing date and are computed prior to giving effect to prepayments received on the last day of the prior month;

      o prepayments represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in the calendar month in which the closing date occurs;

      o the initial Class Certificate Balance of each class of certificates is as set forth on the cover page of this prospectus supplement;

      o interest accrues on each class of certificates at the applicable Pass-Through Rate set forth or described in this prospectus supplement;

      o the Expense Fee Rate with respect to the mortgage loans does not exceed 0.503% per annum; and

      o the assumed mortgage loans have the approximate initial characteristics described below:

                                               Cut-off                                         Initial    Remaining
                                                Date     Remaining    Remaining   Original    Interest-   Interest-
                                Cut-off Date    Gross   Amortization   Term to     Term to      Only        Only     Gross
                     Index        Principal   Interest      Term      Maturity    Maturity     Period      Period   Margin
  Group    Type       Name       Balance ($)  Rate (%)    (Months)    (Months)    (Months)    (Months)    (Months)    (%)
----------------------------------------------------------------------------------------------------------------------------
    I      ARM   LIBOR 6 Month   2,799,274.83    7.632      357          357         360         N/A         N/A     5.493
    I      ARM   LIBOR 6 Month   1,256,149.04    6.556      357          357         360         N/A         N/A     5.990
    I      ARM   LIBOR 6 Month      81,796.77    6.990      357          357         360         N/A         N/A     5.990
    I      ARM   LIBOR 6 Month     115,958.54    8.490      358          358         360         N/A         N/A     5.990
    I      ARM   LIBOR 6 Month     630,524.36    5.790      357          357         360         N/A         N/A     6.350
    I      ARM   LIBOR 6 Month  20,747,229.49    7.656      357          357         360         N/A         N/A     5.865
    I      ARM   LIBOR 6 Month     211,079.20   11.150      357          357         359         N/A         N/A     6.990
    I      ARM   LIBOR 6 Month     155,850.72    9.650      358          358         360         N/A         N/A     8.400
    I      ARM   LIBOR 6 Month     291,895.18    7.900      357          357         360         N/A         N/A     5.990
    I      ARM   LIBOR 6 Month     125,221.51    7.725      358          358         360         N/A         N/A     6.475
    I      ARM   LIBOR 6 Month     316,237.75    7.150      357          357         360         N/A         N/A     6.900
    I      ARM   LIBOR 6 Month   1,151,390.51    7.907      357          357         360         N/A         N/A     6.725
    I      ARM   LIBOR 6 Month   3,203,574.50    7.640      357          357         360         N/A         N/A     5.919
    I      ARM   LIBOR 6 Month   1,049,035.50    7.778      357          357         360         N/A         N/A     6.477
    I      ARM   LIBOR 6 Month     139,741.23    6.400      358          358         360         N/A         N/A     5.250
    I      ARM   LIBOR 6 Month   1,159,745.02    8.000      357          357         360         N/A         N/A     6.106
    I      ARM   LIBOR 6 Month     301,084.77    7.444      358          358         360         N/A         N/A     5.990
    I      ARM   LIBOR 6 Month      89,649.18    6.490      356          356         360         N/A         N/A     5.490
    I      ARM   LIBOR 6 Month   6,685,177.68    7.990      358          358         360         N/A         N/A     6.334
    I      ARM   LIBOR 6 Month     562,425.56    7.813      357          357         360         N/A         N/A     5.753
    I      ARM   LIBOR 6 Month   2,413,769.98    7.051      358          358         360         N/A         N/A     5.695
    I      ARM   LIBOR 6 Month     219,476.88    7.200      357          357         360         N/A         N/A     6.450
    I      ARM   LIBOR 6 Month     125,683.34    8.800      357          357         360         N/A         N/A     8.050
    I      ARM   LIBOR 6 Month   3,076,156.40    7.027      357          357         360         N/A         N/A     6.673
    I      ARM   LIBOR 6 Month   6,567,968.13    6.861      357          357         360         N/A         N/A     6.611
    I      ARM   LIBOR 6 Month     807,166.95    7.947      357          357         360         N/A         N/A     6.745
    I      ARM   LIBOR 6 Month  15,236,382.36    7.396      358          358         360         N/A         N/A     6.241
    I      ARM   LIBOR 6 Month  63,147,692.21    7.308      356          356         359         N/A         N/A     6.212
    I      ARM   LIBOR 6 Month     131,549.53    5.950      357          357         360         N/A         N/A     4.700
    I      ARM   LIBOR 6 Month     199,619.48    6.250      358          358         360         N/A         N/A     5.000
    I      ARM   LIBOR 6 Month     278,529.40    6.984      351          351         354         N/A         N/A     5.969
    I      ARM   LIBOR 6 Month     199,657.33    6.790      358          358         360         N/A         N/A     5.990
    I      ARM   LIBOR 6 Month     141,123.10    6.100      358          358         360         N/A         N/A     5.990
    I      ARM   LIBOR 6 Month     334,869.67    7.000      357          357         360         N/A         N/A     6.750
    I      ARM   LIBOR 6 Month     974,988.22    7.797      357          357         360         N/A         N/A     6.770
    I      ARM   LIBOR 6 Month   3,525,856.56    7.015      357          357         360         N/A         N/A     6.144
    I      ARM   LIBOR 6 Month   1,601,134.77    7.976      477          357         360         N/A         N/A     6.797
    I      ARM   LIBOR 6 Month     175,879.86    7.400      478          358         360         N/A         N/A     5.990
    I      ARM   LIBOR 6 Month     811,712.81    7.674      478          358         360         N/A         N/A     6.393
    I      ARM   LIBOR 6 Month     519,494.04    7.475      477          357         360         N/A         N/A     5.750
    I      ARM   LIBOR 6 Month     312,549.16    7.698      478          358         360         N/A         N/A     6.250
    I      ARM   LIBOR 6 Month     529,665.41    7.692      448          358         360         N/A         N/A     6.442
    I      ARM   LIBOR 6 Month  11,423,599.30    7.382      466          357         360         N/A         N/A     6.393
    I      ARM   LIBOR 6 Month     924,990.75    7.206      416          357         360         N/A         N/A     6.923
    I      ARM   LIBOR 6 Month   6,253,460.46    7.648      357          357         360         N/A         N/A     5.710
    I      ARM   LIBOR 6 Month   1,131,857.81    7.220      357          357         360         N/A         N/A     5.990
    I      ARM   LIBOR 6 Month     465,762.52    6.935      358          358         360         N/A         N/A     5.990
    I      ARM   LIBOR 6 Month  17,495,935.51    7.129      357          357         360         N/A         N/A     6.069
    I      ARM   LIBOR 6 Month     238,334.86    7.350      358          358         360         N/A         N/A     5.990
    I      ARM   LIBOR 6 Month   2,014,726.74    6.501      357          357         360         N/A         N/A     6.174
    I      ARM   LIBOR 6 Month   1,240,517.13    7.222      336          357         360          24         21      5.399


            Next       Rate
            Rate       Reset
            Reset    Frequency   Minimum  Maximum    Initial    Periodic
  Group   (Months)   (Months)   Rate (%)   Rate (%)  Cap (%)    Cap (%)
------------------------------------------------------------------------
    I         9          6        7.632    14.632     2.000      1.500
    I         9          6        6.556    13.556     2.000      1.500
    I         9          6        6.990    13.990     2.000      1.500
    I        10          6        8.490    15.490     2.000      1.500
    I         9          6        5.790    12.790     2.000      1.500
    I        21          6        7.061    14.495     3.000      1.837
    I        22          6       11.150    17.150     3.000      1.000
    I        22          6          -      15.650     3.000      1.000
    I        21          6        7.900    14.900     3.000      2.000
    I        22          6          -      13.725     3.000      1.000
    I        21          6        7.150    13.150     3.000      1.000
    I        21          6          -      13.907     3.000      1.000
    I        21          6        6.744    14.323     2.858      1.631
    I        21          6        7.778    14.778     3.000      1.840
    I        22          6        6.400    12.400     3.000      1.000
    I        21          6        8.000    14.804     3.000      1.805
    I        22          6        7.444    14.444     3.000      2.000
    I        20          6        6.490    12.490     3.000      1.000
    I        22          6        4.662    14.535     3.000      1.524
    I        21          6        7.813    13.813     3.000      1.000
    I        22          6        7.051    13.051     3.000      1.000
    I        21          6        7.200    13.200     3.000      1.000
    I        21          6          -      14.800     3.000      1.000
    I        21          6        6.173    13.796     3.000      1.334
    I        21          6        6.861    12.861     3.000      1.000
    I        21          6        1.265    14.106     3.000      1.159
    I        22          6          -      13.396     3.000      1.000
    I        21          6        6.570    13.702     2.614      1.409
    I        21          6          -      11.950     3.000      1.000
    I        22          6          -      12.250     3.000      1.000
    I        21          6        3.305    13.447     3.000      1.463
    I        22          6        6.790    13.790     3.000      2.000
    I        22          6        6.100    13.100     3.000      2.000
    I        21          6        7.000    13.000     3.000      1.000
    I        21          6          -      13.797     3.000      1.000
    I        21          6        2.559    13.650     2.548      1.478
    I        21          6        7.976    14.885     3.000      1.455
    I        22          6        7.400    13.400     3.000      1.000
    I        22          6        7.674    14.674     3.000      1.500
    I        21          6        7.475    13.475     3.000      1.000
    I        22          6        7.698    13.698     3.000      1.000
    I        22          6          -      13.692     3.000      1.000
    I        21          6        6.804    14.137     2.911      1.378
    I        21          6          -      14.206     1.500      1.500
    I        21          6        7.648    14.648     3.000      2.000
    I        21          6        7.220    14.220     3.000      2.000
    I        22          6        6.935    13.935     3.000      2.000
    I        21          6        7.129    14.129     3.000      2.000
    I        22          6        7.350    14.350     3.000      2.000
    I        21          6        6.501    13.501     3.000      2.000
    I        21          6        7.222    13.979     2.145      1.472

                                               Cut-off                                         Initial    Remaining
                                                Date     Remaining    Remaining   Original    Interest-   Interest-
                                Cut-off Date    Gross   Amortization   Term to     Term to      Only        Only     Gross
                     Index        Principal   Interest      Term      Maturity    Maturity     Period      Period   Margin
  Group    Type       Name       Balance ($)  Rate (%)    (Months)    (Months)    (Months)    (Months)    (Months)    (%)
----------------------------------------------------------------------------------------------------------------------------
    I      ARM   LIBOR 6 Month   1,615,450.00    7.552      336          357         360          24         21      6.120
    I      ARM   LIBOR 6 Month     113,200.00    6.840      336          357         360          24         21      6.000
    I      ARM   LIBOR 6 Month     330,400.00    7.087      336          357         360          24         21      6.000
    I      ARM   LIBOR 6 Month     275,400.00    7.990      336          357         360          24         21      7.740
    I      ARM   LIBOR 6 Month  24,877,755.58    6.800      336          357         360          24         21      6.032
    I      ARM   LIBOR 6 Month     240,000.00    6.480      336          357         360          24         21      6.250
    I      ARM   LIBOR 6 Month     544,000.00    5.875      240          356         360         120         116     5.000
    I      ARM   LIBOR 6 Month     213,750.00    6.250      240          356         360         120         116     5.000
    I      ARM   LIBOR 6 Month      92,050.00    6.250      240          356         360         120         116     5.000
    I      ARM   LIBOR 6 Month   4,258,900.00    6.508      240          357         360         120         117     5.890
    I      ARM   LIBOR 6 Month   4,693,269.75    6.989      300          357         360          60         57      6.114
    I      ARM   LIBOR 6 Month     398,400.00    6.750      300          357         360          60         57      2.850
    I      ARM   LIBOR 6 Month     514,950.00    7.384      300          357         360          60         57      7.134
    I      ARM   LIBOR 6 Month     544,700.00    7.119      300          358         360          60         58      6.619
    I      ARM   LIBOR 6 Month   1,030,250.00    6.600      300          357         360          60         57      6.350
    I      ARM   LIBOR 6 Month     372,000.00    8.012      300          358         360          60         58      6.762
    I      ARM   LIBOR 6 Month   2,809,320.00    6.937      300          357         360          60         57      6.014
    I      ARM   LIBOR 6 Month   1,331,080.00    6.652      300          358         360          60         58      6.210
    I      ARM   LIBOR 6 Month     348,000.00    7.125      300          357         360          60         57      6.875
    I      ARM   LIBOR 6 Month     314,400.00    6.390      300          357         360          60         57      5.890
    I      ARM   LIBOR 6 Month     544,000.00    5.855      300          358         360          60         58      4.293
    I      ARM   LIBOR 6 Month   1,748,100.00    6.999      300          358         360          60         58      6.136
    I      ARM   LIBOR 6 Month     201,920.00    7.775      300          358         360          60         58      6.250
    I      ARM   LIBOR 6 Month   1,151,000.00    7.222      300          357         360          60         57      5.790
    I      ARM   LIBOR 6 Month   1,562,500.00    7.124      300          357         360          60         57      5.490
    I      ARM   LIBOR 6 Month     140,000.00    7.200      300          357         360          60         57      6.450
    I      ARM   LIBOR 6 Month   5,797,659.64    6.781      300          358         360          60         58      6.315
    I      ARM   LIBOR 6 Month     758,050.00    7.119      300          356         360          60         56      6.819
    I      ARM   LIBOR 6 Month  13,923,366.24    6.970      300          357         360          60         57      6.696
    I      ARM   LIBOR 6 Month  13,227,123.99    6.770      300          357         360          60         57      5.667
    I      ARM   LIBOR 6 Month  34,834,700.06    6.676      300          357         360          60         57      5.820
    I      ARM   LIBOR 6 Month     150,000.00    6.800      300          357         360          60         57      5.550
    I      ARM   LIBOR 6 Month     396,000.00    7.657      300          357         360          60         57      7.114
    I      ARM   LIBOR 6 Month   2,984,679.78    6.504      300          357         360          60         57      6.123
    I      ARM   LIBOR 6 Month     282,600.00    7.000      300          358         360          60         58      5.750
    I      ARM   LIBOR 6 Month   3,784,255.34    7.197      357          357         360         N/A         N/A     5.603
    I      ARM   LIBOR 6 Month     124,779.89    6.650      358          358         360         N/A         N/A     5.400
    I      ARM   LIBOR 6 Month     143,712.94    8.090      357          357         360         N/A         N/A     7.840
    I      ARM   LIBOR 6 Month     622,641.69    6.945      356          356         360         N/A         N/A     6.579
    I      ARM   LIBOR 6 Month     345,396.51    7.840      358          358         360         N/A         N/A     6.718
    I      ARM   LIBOR 6 Month     459,728.52    7.430      356          356         360         N/A         N/A     6.891
    I      ARM   LIBOR 6 Month     160,093.16    6.875      357          357         360         N/A         N/A     2.855
    I      ARM   LIBOR 6 Month     107,817.12    6.850      358          358         360         N/A         N/A     6.990
    I      ARM   LIBOR 6 Month   3,088,778.95    7.861      357          357         360         N/A         N/A     7.597
    I      ARM   LIBOR 6 Month     667,555.82    7.748      356          356         360         N/A         N/A     7.498
    I      ARM   LIBOR 6 Month   2,413,024.72    6.646      358          358         360         N/A         N/A     5.472
    I      ARM   LIBOR 6 Month   2,546,269.33    7.493      357          357         360         N/A         N/A     6.492
    I      ARM   LIBOR 6 Month   1,174,201.54    7.401      478          358         360         N/A         N/A     5.630
    I      ARM   LIBOR 6 Month     269,371.26    5.475      476          356         360         N/A         N/A     5.475
    I      ARM   LIBOR 6 Month     464,974.35    7.324      476          357         360         N/A         N/A     6.249
    I      ARM   LIBOR 6 Month     896,068.19    7.183      396          357         360         N/A         N/A     6.103


            Next       Rate
            Rate       Reset
            Reset    Frequency   Minimum  Maximum    Initial    Periodic
  Group   (Months)   (Months)   Rate (%)   Rate (%)  Cap (%)    Cap (%)
------------------------------------------------------------------------
    I        21          6        7.552    14.552     1.500      1.500
    I        21          6        6.840    13.840     1.500      1.500
    I        21          6        7.087    14.087     1.500      1.500
    I        21          6        7.990    13.990     3.000      1.000
    I        21          6        6.800    13.800     1.536      1.512
    I        21          6        6.480    13.480     1.500      1.500
    I        20          6        5.875    11.875     3.000      1.000
    I        20          6        6.250    12.250     3.000      1.000
    I        20          6        6.250    12.250     3.000      1.000
    I        21          6        6.508    11.608     3.000      1.000
    I        21          6        5.313    13.467     2.900      1.132
    I        21          6        6.750    12.750     3.000      1.000
    I        21          6        7.384    13.384     3.000      1.000
    I        22          6        7.119    14.119     3.000      1.000
    I        21          6        6.600    12.600     3.000      1.000
    I        22          6          -      14.012     3.000      1.000
    I        21          6        5.142    13.443     2.816      1.211
    I        22          6        6.652    13.426     3.000      1.000
    I        21          6        7.125    13.125     3.000      1.000
    I        21          6        6.390    13.390     3.000      1.000
    I        22          6        5.855    12.855     3.000      1.000
    I        22          6        2.748    13.136     3.000      1.000
    I        22          6        7.775    13.775     3.000      1.000
    I        21          6        7.222    13.222     3.000      1.000
    I        21          6        7.124    13.124     3.000      1.000
    I        21          6        7.200    13.200     3.000      1.000
    I        22          6        6.781    13.731     3.000      1.079
    I        20          6        7.119    13.319     3.000      1.000
    I        21          6        6.970    12.970     3.000      1.000
    I        21          6          -      12.770     3.000      1.000
    I        21          6        4.589    12.997     2.787      1.167
    I        21          6          -      12.800     3.000      1.000
    I        21          6        5.621    14.364     3.000      1.354
    I        21          6        1.374    13.403     1.732      1.500
    I        22          6          -      13.000     3.000      1.000
    I        33          6        7.197    13.818     2.959      1.579
    I        34          6          -      12.650     3.000      1.000
    I        33          6        8.090    15.090     3.000      1.500
    I        32          6        6.945    12.945     1.975      1.000
    I        34          6        7.840    14.502     3.000      1.503
    I        32          6        4.796    14.141     3.000      1.355
    I        33          6        6.875    12.875     3.000      1.000
    I        34          6        6.850    12.850     3.000      1.000
    I        33          6        7.861    14.861     3.000      1.500
    I        32          6        7.748    13.748     3.000      1.000
    I        34          6          -      12.646     3.000      1.000
    I        33          6        6.894    14.203     2.734      1.495
    I        34          6        5.449    13.401     3.000      1.000
    I        32          6        5.475    11.975     3.000      1.000
    I        33          6          -      13.324     3.000      1.000
    I        33          6        1.782    13.631     2.328      1.224

                                               Cut-off                                         Initial    Remaining
                                                Date     Remaining    Remaining   Original    Interest-   Interest-
                                Cut-off Date    Gross   Amortization   Term to     Term to      Only        Only     Gross
                     Index        Principal   Interest      Term      Maturity    Maturity     Period      Period   Margin
  Group    Type       Name       Balance ($)  Rate (%)    (Months)    (Months)    (Months)    (Months)    (Months)    (%)
----------------------------------------------------------------------------------------------------------------------------
    I      ARM   LIBOR 6 Month     536,500.00    7.064      324          357         360          36         33      5.263
    I      ARM   LIBOR 6 Month     150,000.00    6.000      324          357         360          36         33      6.000
    I      ARM   LIBOR 6 Month     163,924.93    5.880      324          357         360          36         33      6.000
    I      ARM   LIBOR 6 Month     572,250.00    6.771      324          356         360          36         32      6.000
    I      ARM   LIBOR 6 Month     242,300.00    6.655      240          357         360         120         117     5.986
    I      ARM   LIBOR 6 Month   1,072,800.00    6.587      300          358         360          60         58      5.761
    I      ARM   LIBOR 6 Month     208,950.00    7.750      300          357         360          60         57      7.500
    I      ARM   LIBOR 6 Month     690,400.00    6.163      300          357         360          60         57      5.043
    I      ARM   LIBOR 6 Month     502,900.00    6.666      300          358         360          60         58      6.223
    I      ARM   LIBOR 6 Month     185,000.00    6.740      300          358         360          60         58      6.240
    I      ARM   LIBOR 6 Month     247,000.00    7.125      300          357         360          60         57      6.875
    I      ARM   LIBOR 6 Month     406,600.00    6.493      300          357         360          60         57      6.172
    I      ARM   LIBOR 6 Month     128,000.00    6.800      300          357         360          60         57      6.990
    I      ARM   LIBOR 6 Month     150,000.00    6.775      300          358         360          60         58      5.250
    I      ARM   LIBOR 6 Month   1,772,287.52    6.880      300          358         360          60         58      6.442
    I      ARM   LIBOR 6 Month   1,386,500.00    7.045      300          357         360          60         57      6.795
    I      ARM   LIBOR 6 Month     320,000.00    5.990      300          357         360          60         57      5.740
    I      ARM   LIBOR 6 Month   3,536,631.25    6.511      300          357         360          60         57      5.428
    I      ARM   LIBOR 6 Month   4,698,311.83    6.559      300          357         360          60         57      5.552
    I      ARM   LIBOR 6 Month     174,345.83    6.370      356          356         360         N/A         N/A     5.990
    I      ARM   LIBOR 6 Month     244,063.83    5.990      357          357         360         N/A         N/A     5.740
    I      ARM   LIBOR 6 Month     460,311.84    7.487      358          358         360         N/A         N/A     6.237
    I      ARM   LIBOR 6 Month     550,119.89    6.778      357          357         360         N/A         N/A     5.744
    I      ARM   LIBOR 6 Month     272,000.00    5.800      300          357         360          60         57      4.550
    I      ARM   LIBOR 6 Month     113,200.00    6.200      300          357         360          60         57      4.950
    I      ARM   LIBOR 6 Month   1,477,650.00    6.413      300          358         360          60         58      5.163
    I      ARM   LIBOR 6 Month   1,736,877.50    6.231      300          357         360          60         57      5.533
    I      ARM   LIBOR 6 Month     240,000.00    6.625      300          357         360          60         57      5.375
    I      ARM   LIBOR 6 Month     531,200.00    7.392      240          357         360         120         117     5.930
    I      ARM   LIBOR 6 Month     345,000.00    5.650      276          355         360          84         79      5.400
    I      ARM   LIBOR 6 Month     616,984.39    6.718      356          356         360         N/A         N/A     5.142
    I      ARM   LIBOR 6 Month     261,533.41    6.860      357          357         360         N/A         N/A     2.950
    I      ARM   LIBOR 6 Month     327,768.65    8.250      356          356         360         N/A         N/A     6.750
    I      ARM   LIBOR 6 Month     330,000.00    4.625      240          355         360         120         115     2.875
    I      ARM   LIBOR 6 Month     119,952.00    5.125      240          356         360         120         116     2.875
    I      ARM   LIBOR 6 Month      41,592.79    9.750      178          178         180         N/A         N/A     8.750
    I      ARM   LIBOR 6 Month     562,074.51   10.387      357          177         180         N/A         N/A     9.359
   II      ARM   LIBOR 6 Month     125,552.00    7.750      240          358         360         120         118     5.000
   II      ARM   LIBOR 6 Month     575,686.15    7.766      358          358         360         N/A         N/A     5.990
   II      ARM   LIBOR 6 Month   1,096,027.52    8.048      357          357         360         N/A         N/A     5.990
   II      ARM   LIBOR 6 Month     225,624.00    6.940      358          358         360         N/A         N/A     5.990
   II      ARM   LIBOR 6 Month     330,000.00    6.375      240          356         360         120         116     3.000
   II      ARM   LIBOR 6 Month     434,250.00    7.375      240          356         360         120         116     3.000
   II      ARM   LIBOR 6 Month   8,599,428.42    7.326      356          356         360         N/A         N/A     5.870
   II      ARM   LIBOR 6 Month     276,409.70    7.750      357          357         360         N/A         N/A     7.500
   II      ARM   LIBOR 6 Month     259,215.90    5.975      357          357         360         N/A         N/A     5.990
   II      ARM   LIBOR 6 Month     975,500.03    6.608      358          358         360         N/A         N/A     6.205
   II      ARM   LIBOR 6 Month     342,874.09    7.481      357          357         360         N/A         N/A     6.622
   II      ARM   LIBOR 6 Month   5,182,923.02    7.586      356          356         359         N/A         N/A     6.186
   II      ARM   LIBOR 6 Month     185,845.25    7.590      339          339         360         N/A         N/A     5.250
   II      ARM   LIBOR 6 Month     164,416.00    8.790      357          357         360         N/A         N/A     5.990


            Next       Rate
            Rate       Reset
            Reset    Frequency   Minimum  Maximum    Initial    Periodic
  Group   (Months)   (Months)   Rate (%)   Rate (%)  Cap (%)    Cap (%)
------------------------------------------------------------------------
    I        33          6        7.064    14.064     1.500      1.500
    I        33          6        6.000    13.000     1.500      1.500
    I        33          6        5.880    12.880     1.500      1.500
    I        32          6        6.771    13.771     1.500      1.500
    I        33          6        6.655    11.993     3.000      1.000
    I        34          6        3.564    12.976     3.000      1.052
    I        33          6        7.750    13.750     3.000      1.000
    I        33          6          -      12.163     3.000      1.000
    I        34          6        6.666    13.666     3.000      1.114
    I        34          6        6.740    13.740     3.000      1.000
    I        33          6        7.125    14.125     3.000      1.500
    I        33          6        6.493    13.493     3.000      1.359
    I        33          6        6.800    12.800     3.000      1.000
    I        34          6        6.775    12.775     3.000      1.000
    I        34          6        6.880    13.880     3.000      1.124
    I        33          6        7.045    13.045     3.000      1.000
    I        33          6        5.990    11.990     3.000      1.000
    I        33          6          -      12.511     3.000      1.000
    I        33          6        5.822    12.751     2.940      1.096
    I        56          6        6.370    13.370     3.000      2.000
    I        57          6        5.990    11.990     3.000      1.000
    I        58          6          -      13.487     3.000      1.000
    I        57          6        5.193    13.007     3.812      1.229
    I        57          6          -      11.800     3.000      1.000
    I        57          6          -      12.200     3.000      1.000
    I        58          6          -      12.413     3.000      1.000
    I        57          6        3.930    12.410     3.432      1.090
    I        57          6          -      12.625     3.000      1.000
    I        57          6        7.392    12.820     4.145      1.000
    I        55          6        5.650    12.650     3.000      1.500
    I         2          6        6.718    13.718     2.000      1.500
    I         3          6        6.860    12.860     2.000      1.000
    I         2          6        7.940    14.940     2.000      1.500
    I         1          6        4.625    10.625     1.000      1.000
    I         2          6        5.125    11.125     1.000      1.000
    I        22          6        9.750    16.750     3.000      1.500
    I        21          6       10.387    17.387     3.000      1.500
   II        118         6        7.750    13.750     5.000      1.000
   II        10          6        7.766    14.766     2.000      1.500
   II         9          6        8.048    15.048     2.000      1.500
   II        10          6        6.940    13.940     2.000      1.500
   II         8          6        6.375    12.375     2.000      2.000
   II         8          6        7.375    13.375     2.000      2.000
   II        20          6        6.885    14.115     2.921      1.704
   II        21          6        7.750    14.750     3.000      1.500
   II        21          6        5.975    12.975     3.000      2.000
   II        22          6          -      12.608     3.000      1.000
   II        21          6          -      13.481     3.000      1.000
   II        21          6        6.654    14.212     2.821      1.528
   II         3          6        7.590    14.590     1.500      1.500
   II        21          6        8.790    15.790     3.000      2.000

                                               Cut-off                                         Initial    Remaining
                                                Date     Remaining    Remaining   Original    Interest-   Interest-
                                Cut-off Date    Gross   Amortization   Term to     Term to      Only        Only     Gross
                     Index        Principal   Interest      Term      Maturity    Maturity     Period      Period   Margin
  Group    Type       Name       Balance ($)  Rate (%)    (Months)    (Months)    (Months)    (Months)    (Months)    (%)
----------------------------------------------------------------------------------------------------------------------------
   II      ARM   LIBOR 6 Month     638,233.11    6.441      357          357         360         N/A         N/A     3.803
   II      ARM   LIBOR 6 Month     124,163.80    6.550      357          357         360         N/A         N/A     5.950
   II      ARM   LIBOR 6 Month     135,650.17    6.800      357          357         360         N/A         N/A     5.950
   II      ARM   LIBOR 6 Month   1,727,622.89    7.743      357          357         360         N/A         N/A     6.063
   II      ARM   LIBOR 6 Month     295,458.15    6.450      358          358         360         N/A         N/A     5.250
   II      ARM   LIBOR 6 Month   2,147,309.24    6.876      357          357         360         N/A         N/A     5.730
   II      ARM   LIBOR 6 Month     287,505.52    8.825      357          357         360         N/A         N/A     7.841
   II      ARM   LIBOR 6 Month   1,417,262.53    6.898      357          357         360         N/A         N/A     6.620
   II      ARM   LIBOR 6 Month   1,904,368.13    6.919      356          356         360         N/A         N/A     6.575
   II      ARM   LIBOR 6 Month     599,079.05    7.480      352          352         360         N/A         N/A     6.091
   II      ARM   LIBOR 6 Month   4,865,281.16    7.258      357          357         360         N/A         N/A     6.122
   II      ARM   LIBOR 6 Month  33,922,434.86    6.898      354          354         358         N/A         N/A     6.082
   II      ARM   LIBOR 6 Month     102,445.71    7.450      358          358         360         N/A         N/A     5.990
   II      ARM   LIBOR 6 Month     256,403.70    7.350      355          355         360         N/A         N/A     6.600
   II      ARM   LIBOR 6 Month   1,573,262.69    6.926      357          357         360         N/A         N/A     6.267
   II      ARM   LIBOR 6 Month     202,023.21    7.250      357          357         360         N/A         N/A     7.000
   II      ARM   LIBOR 6 Month   2,041,016.34    7.412      477          357         360         N/A         N/A     6.440
   II      ARM   LIBOR 6 Month     194,985.58    6.650      478          358         360         N/A         N/A     5.400
   II      ARM   LIBOR 6 Month   1,285,738.52    8.046      476          356         360         N/A         N/A     6.488
   II      ARM   LIBOR 6 Month      66,413.58    7.595      476          356         360         N/A         N/A     6.845
   II      ARM   LIBOR 6 Month     724,950.37    6.751      477          357         360         N/A         N/A     5.793
   II      ARM   LIBOR 6 Month  15,077,807.13    7.076      466          357         360         N/A         N/A     6.076
   II      ARM   LIBOR 6 Month     697,126.14    6.359      385          357         360         N/A         N/A     6.053
   II      ARM   LIBOR 6 Month   2,556,662.10    7.365      357          357         360         N/A         N/A     6.068
   II      ARM   LIBOR 6 Month     367,719.50    8.390      356          356         360         N/A         N/A     5.990
   II      ARM   LIBOR 6 Month   4,326,112.50    7.035      357          357         360         N/A         N/A     5.990
   II      ARM   LIBOR 6 Month     368,775.31    7.800      358          358         360         N/A         N/A     5.990
   II      ARM   LIBOR 6 Month  13,195,849.51    6.698      357          357         360         N/A         N/A     6.065
   II      ARM   LIBOR 6 Month   3,107,586.15    7.084      357          357         360         N/A         N/A     6.065
   II      ARM   LIBOR 6 Month   3,730,705.87    6.965      336          356         360          24         20      5.967
   II      ARM   LIBOR 6 Month   6,578,617.07    6.830      336          356         360          24         20      6.000
   II      ARM   LIBOR 6 Month     571,500.00    7.910      336          357         360          24         21      7.660
   II      ARM   LIBOR 6 Month  83,313,628.60    6.614      336          356         360          24         20      6.012
   II      ARM   LIBOR 6 Month     399,200.00    6.500      240          357         360         120         117     6.000
   II      ARM   LIBOR 6 Month     540,000.00    6.500      240          357         360         120         117     6.000
   II      ARM   LIBOR 6 Month   5,112,658.20    6.371      240          358         360         120         118     5.648
   II      ARM   LIBOR 6 Month   6,739,447.87    7.114      300          357         360          60         57      6.153
   II      ARM   LIBOR 6 Month     212,000.00    6.500      300          358         360          60         58      6.000
   II      ARM   LIBOR 6 Month     400,001.58    7.521      300          358         360          60         58      6.250
   II      ARM   LIBOR 6 Month     259,964.00    6.550      300          357         360          60         57      5.550
   II      ARM   LIBOR 6 Month     154,952.00    6.290      300          358         360          60         58      5.790
   II      ARM   LIBOR 6 Month     739,680.00    7.062      300          357         360          60         57      6.387
   II      ARM   LIBOR 6 Month   2,129,982.00    7.378      300          357         360          60         57      7.007
   II      ARM   LIBOR 6 Month     535,950.00    6.560      300          357         360          60         57      5.310
   II      ARM   LIBOR 6 Month   7,739,329.34    6.636      300          357         360          60         57      5.622
   II      ARM   LIBOR 6 Month   1,495,363.00    6.373      300          357         360          60         57      5.932
   II      ARM   LIBOR 6 Month   1,066,500.00    7.210      300          357         360          60         57      6.960
   II      ARM   LIBOR 6 Month     242,000.00    7.750      300          357         360          60         57      3.760
   II      ARM   LIBOR 6 Month     870,000.00    6.133      300          358         360          60         58      5.070
   II      ARM   LIBOR 6 Month   1,383,750.00    7.415      300          357         360          60         57      6.226
   II      ARM   LIBOR 6 Month     801,000.00    6.829      300          357         360          60         57      4.598


            Next       Rate
            Rate       Reset
            Reset    Frequency   Minimum  Maximum    Initial    Periodic
  Group   (Months)   (Months)   Rate (%)   Rate (%)  Cap (%)    Cap (%)
------------------------------------------------------------------------
   II        21          6        6.441    12.441     3.000      1.000
   II        21          6          -      12.550     3.000      1.000
   II        21          6          -      12.800     3.000      1.000
   II        21          6        5.837    14.500     3.000      1.583
   II        22          6        6.450    12.450     3.000      1.000
   II        21          6        6.114    12.941     2.902      1.000
   II        21          6          -      14.825     3.000      1.000
   II        21          6        6.898    13.898     3.000      1.444
   II        20          6        6.919    12.919     3.000      1.000
   II        16          6        3.742    13.683     3.000      1.202
   II        21          6          -      13.258     3.000      1.000
   II        20          6        6.062    13.201     2.413      1.274
   II        22          6        7.450    14.450     3.000      2.000
   II        19          6          -      13.350     3.000      1.000
   II        21          6        6.926    13.843     3.000      1.918
   II        21          6        7.250    13.250     3.000      1.000
   II        21          6        6.710    13.933     3.000      1.260
   II        22          6          -      12.650     3.000      1.000
   II        20          6        8.046    14.404     3.000      1.179
   II        20          6          -      13.595     3.000      1.000
   II        21          6          -      12.751     3.000      1.000
   II        21          6        6.677    13.444     2.961      1.181
   II        21          6        2.772    12.889     2.205      1.265
   II        21          6        7.365    14.365     3.000      2.000
   II        20          6        8.390    15.390     3.000      2.000
   II        21          6        7.035    14.035     3.000      2.000
   II        22          6        7.800    14.800     3.000      2.000
   II        21          6        6.697    13.697     3.000      2.000
   II        21          6        7.084    14.084     3.000      2.000
   II        20          6        6.965    13.965     1.500      1.500
   II        20          6        6.830    13.830     1.500      1.500
   II        21          6        7.910    13.910     3.000      1.000
   II        20          6        6.614    13.614     1.504      1.500
   II        21          6        6.500    11.500     3.000      1.000
   II        21          6        6.500    11.500     3.000      1.000
   II        22          6        6.371    11.420     3.000      1.000
   II        21          6        5.060    13.538     2.911      1.089
   II        22          6        6.500    13.500     3.000      1.000
   II        22          6        7.521    13.521     3.000      1.000
   II        21          6        6.550    12.550     3.000      1.000
   II        22          6        6.290    13.290     3.000      1.000
   II        21          6        6.709    13.705     3.000      1.000
   II        21          6        7.378    13.378     3.000      1.000
   II        21          6          -      12.560     3.000      1.000
   II        21          6        2.913    12.867     2.854      1.085
   II        21          6        6.373    13.373     2.932      1.207
   II        21          6        7.210    13.210     3.000      1.000
   II        21          6        7.750    13.750     3.000      1.000
   II        22          6        3.333    12.667     3.000      1.000
   II        21          6        3.429    13.613     3.000      1.000
   II        21          6        6.829    12.829     3.000      1.000

                                               Cut-off                                         Initial    Remaining
                                                Date     Remaining    Remaining   Original    Interest-   Interest-
                                Cut-off Date    Gross   Amortization   Term to     Term to      Only        Only     Gross
                     Index        Principal   Interest      Term      Maturity    Maturity     Period      Period   Margin
  Group    Type       Name       Balance ($)  Rate (%)    (Months)    (Months)    (Months)    (Months)    (Months)    (%)
----------------------------------------------------------------------------------------------------------------------------
   II      ARM   LIBOR 6 Month   2,223,425.00    6.915      300          358         360          60         58      5.250
   II      ARM   LIBOR 6 Month     204,000.00    6.290      300          358         360          60         58      5.790
   II      ARM   LIBOR 6 Month     149,000.00    6.750      300          357         360          60         57      6.500
   II      ARM   LIBOR 6 Month   5,767,897.93    7.036      300          357         360          60         57      6.612
   II      ARM   LIBOR 6 Month   6,269,660.00    6.491      300          357         360          60         57      6.241
   II      ARM   LIBOR 6 Month     182,400.00    5.600      300          358         360          60         58      4.350
   II      ARM   LIBOR 6 Month  11,289,532.00    6.802      300          357         360          60         57      5.684
   II      ARM   LIBOR 6 Month  94,336,317.65    6.551      300          357         360          60         57      5.611
   II      ARM   LIBOR 6 Month     864,700.00    6.265      300          357         360          60         57      5.015
   II      ARM   LIBOR 6 Month   1,442,582.00    6.779      300          358         360          60         58      5.666
   II      ARM   LIBOR 6 Month  12,203,133.45    6.123      300          357         360          60         57      5.331
   II      ARM   LIBOR 6 Month     252,000.00    7.990      300          357         360          60         57      7.740
   II      ARM   LIBOR 6 Month     799,000.00    7.327      300          357         360          60         57      7.077
   II      ARM   LIBOR 6 Month     716,500.00    6.462      300          357         360          60         57      6.212
   II      ARM   LIBOR 6 Month     319,414.21    6.450      358          358         360         N/A         N/A     5.200
   II      ARM   LIBOR 6 Month     639,415.13    6.250      357          357         360         N/A         N/A     5.250
   II      ARM   LIBOR 6 Month     207,421.77    6.400      357          357         360         N/A         N/A     6.150
   II      ARM   LIBOR 6 Month     151,713.88    8.375      357          357         360         N/A         N/A     8.125
   II      ARM   LIBOR 6 Month     104,740.28    7.000      357          357         360         N/A         N/A     6.750
   II      ARM   LIBOR 6 Month     500,135.85    5.678      358          358         360         N/A         N/A     5.250
   II      ARM   LIBOR 6 Month   4,605,865.17    7.451      357          357         360         N/A         N/A     7.201
   II      ARM   LIBOR 6 Month      74,795.50    6.500      357          357         360         N/A         N/A     6.250
   II      ARM   LIBOR 6 Month     244,423.16    7.250      357          357         360         N/A         N/A     7.000
   II      ARM   LIBOR 6 Month     160,634.91    6.290      356          356         360         N/A         N/A     5.990
   II      ARM   LIBOR 6 Month   1,004,707.17    6.807      358          358         360         N/A         N/A     5.611
   II      ARM   LIBOR 6 Month   4,670,738.22    6.751      350          350         354         N/A         N/A     6.132
   II      ARM   LIBOR 6 Month     277,061.29    7.300      478          358         360         N/A         N/A     5.250
   II      ARM   LIBOR 6 Month     467,800.02    5.650      476          358         360         N/A         N/A     4.400
   II      ARM   LIBOR 6 Month     227,863.15    7.850      478          358         360         N/A         N/A     5.250
   II      ARM   LIBOR 6 Month     167,964.73    8.250      477          357         360         N/A         N/A     5.250
   II      ARM   LIBOR 6 Month     119,788.76    6.300      359          358         360         N/A         N/A     5.050
   II      ARM   LIBOR 6 Month   1,124,807.40    6.324      451          357         360         N/A         N/A     5.074
   II      ARM   LIBOR 6 Month   1,436,418.43    6.498      477          357         360         N/A         N/A     5.670
   II      ARM   LIBOR 6 Month     216,000.00    7.350      420          358         360          60         58      5.250
   II      ARM   LIBOR 6 Month     206,000.00    6.880      324          357         360          36         33      6.000
   II      ARM   LIBOR 6 Month     993,909.00    6.669      300          358         360          60         58      5.348
   II      ARM   LIBOR 6 Month     853,650.00    6.810      300          358         360          60         58      5.560
   II      ARM   LIBOR 6 Month     221,600.00    6.640      300          358         360          60         58      6.140
   II      ARM   LIBOR 6 Month     157,600.00    6.640      300          358         360          60         58      6.140
   II      ARM   LIBOR 6 Month     171,200.00    7.300      300          358         360          60         58      6.050
   II      ARM   LIBOR 6 Month     225,843.40    5.990      300          355         360          60         55      6.750
   II      ARM   LIBOR 6 Month     734,599.58    6.727      300          356         360          60         56      6.281
   II      ARM   LIBOR 6 Month   2,225,378.08    6.743      300          357         360          60         57      6.407
   II      ARM   LIBOR 6 Month   4,841,850.00    6.353      300          357         360          60         57      5.146
   II      ARM   LIBOR 6 Month   8,493,606.58    6.433      300          357         360          60         57      5.546
   II      ARM   LIBOR 6 Month     135,608.98    7.750      357          357         360         N/A         N/A     7.000
   II      ARM   LIBOR 6 Month     594,658.57    7.202      357          357         360         N/A         N/A     6.450
   II      ARM   LIBOR 6 Month     519,081.72    6.500      476          356         360         N/A         N/A     5.500
   II      ARM   LIBOR 6 Month     753,600.00    6.673      300          358         360          60         58      5.423
   II      ARM   LIBOR 6 Month   1,879,800.00    6.258      300          355         360          60         55      6.008
   II      ARM   LIBOR 6 Month     821,655.00    6.217      300          357         360          60         57      5.967


            Next       Rate
            Rate       Reset
            Reset    Frequency   Minimum  Maximum    Initial    Periodic
  Group   (Months)   (Months)   Rate (%)   Rate (%)  Cap (%)    Cap (%)
------------------------------------------------------------------------
   II        22          6        6.915    12.915     3.000      1.000
   II        22          6        6.290    13.290     3.000      1.000
   II        21          6        6.750    12.750     3.000      1.000
   II        21          6        7.036    13.947     3.000      1.109
   II        21          6        6.491    12.491     3.000      1.000
   II        22          6          -      11.600     3.000      1.000
   II        21          6          -      12.802     3.000      1.000
   II        21          6        3.720    12.790     2.830      1.105
   II        21          6          -      12.265     3.000      1.000
   II        22          6          -      12.779     3.000      1.000
   II        21          6        0.105    12.430     2.590      1.164
   II        21          6        7.990    13.990     3.000      1.000
   II        21          6        7.327    13.327     3.000      1.000
   II        21          6        6.462    12.462     3.000      1.000
   II        34          6          -      12.450     3.000      1.000
   II        33          6        6.250    12.250     3.000      1.000
   II        33          6        6.400    13.400     3.000      1.500
   II        33          6        8.375    15.375     3.000      1.500
   II        33          6        7.000    14.000     3.000      1.500
   II        34          6        5.678    11.678     3.000      1.000
   II        33          6        7.451    14.451     3.000      1.500
   II        33          6        6.500    13.500     3.000      1.500
   II        33          6        7.250    13.250     3.000      1.000
   II        32          6        6.290    13.290     3.000      2.000
   II        34          6          -      12.807     3.000      1.000
   II        32          6        5.756    13.240     2.716      1.419
   II        34          6        7.300    13.300     3.000      1.000
   II        34          6          -      11.650     3.000      1.000
   II        34          6        7.850    13.850     3.000      1.000
   II        33          6        8.250    14.250     3.000      1.000
   II        34          6          -      12.300     3.000      1.000
   II        33          6          -      12.324     3.000      1.000
   II        33          6        1.335    12.975     2.545      1.239
   II        34          6        7.350    13.350     3.000      1.000
   II        33          6        6.880    13.880     1.500      1.500
   II        34          6        4.014    12.966     3.000      1.149
   II        34          6          -      12.810     3.000      1.000
   II        34          6        6.640    13.640     3.000      1.000
   II        34          6        6.640    13.640     3.000      1.000
   II        34          6          -      13.300     3.000      1.000
   II        31          6        5.990    12.990     3.000      2.000
   II        32          6        6.727    13.727     3.000      1.109
   II        33          6        6.743    13.743     3.000      1.328
   II        33          6          -      12.353     3.000      1.000
   II        33          6        4.305    12.756     2.902      1.177
   II        57          6          -      13.750     3.000      1.000
   II        57          6        7.202    12.705     5.000      1.000
   II        56          6        6.500    12.500     5.000      1.000
   II        58          6          -      12.673     3.000      1.000
   II        55          6        0.631    12.258     3.000      1.000
   II        57          6        6.217    12.217     3.000      1.000

                                               Cut-off                                         Initial    Remaining
                                                Date     Remaining    Remaining   Original    Interest-   Interest-
                                Cut-off Date    Gross   Amortization   Term to     Term to      Only        Only     Gross
                     Index        Principal   Interest      Term      Maturity    Maturity     Period      Period   Margin
  Group    Type       Name       Balance ($)  Rate (%)    (Months)    (Months)    (Months)    (Months)    (Months)    (%)
----------------------------------------------------------------------------------------------------------------------------
   II      ARM   LIBOR 6 Month     816,000.00    5.250      240          354         360         120         114     3.450
   II      ARM   LIBOR 6 Month   1,172,587.36    5.990      358          358         360         N/A         N/A     5.250
   II      ARM   LIBOR 6 Month     377,280.80    6.250      358          358         360         N/A         N/A     5.990
   II      ARM    TRSRY 1 Year      79,437.94   10.875      341          341         360         N/A         N/A     7.625
   II      ARM   LIBOR 6 Month     544,515.74    9.828      357          177         180         N/A         N/A     8.615
    I      FRM        N/A          115,434.09    8.025      478          358         360         N/A         N/A    N/A
    I      FRM        N/A          256,383.58    6.750      477          357         360         N/A         N/A    N/A
    I      FRM        N/A          900,878.92    7.418      477          357         360         N/A         N/A    N/A
    I      FRM        N/A          467,715.29    8.685      175          175         180         N/A         N/A    N/A
    I      FRM        N/A          115,726.60    8.140      118          118         120         N/A         N/A    N/A
    I      FRM        N/A          185,910.79    7.950      178          178         180         N/A         N/A    N/A
    I      FRM        N/A          112,982.16    7.740      177          177         180         N/A         N/A    N/A
    I      FRM        N/A          152,030.94    6.990      178          178         180         N/A         N/A    N/A
    I      FRM        N/A        1,576,783.57    6.720      177          177         180         N/A         N/A    N/A
    I      FRM        N/A        2,847,701.17    7.412      350          350         354         N/A         N/A    N/A
    I      FRM        N/A          344,431.64    6.990      358          358         360         N/A         N/A    N/A
    I      FRM        N/A          209,538.35    7.595      357          357         360         N/A         N/A    N/A
    I      FRM        N/A        1,184,271.76    6.982      357          357         360         N/A         N/A    N/A
    I      FRM        N/A          245,372.58    6.715      358          358         360         N/A         N/A    N/A
    I      FRM        N/A          249,552.22    6.793      356          356         360         N/A         N/A    N/A
    I      FRM        N/A          179,747.64    7.800      358          358         360         N/A         N/A    N/A
    I      FRM        N/A          404,126.64    7.597      357          357         360         N/A         N/A    N/A
    I      FRM        N/A          400,547.11    6.627      354          354         360         N/A         N/A    N/A
    I      FRM        N/A          212,068.52    7.990      357          357         360         N/A         N/A    N/A
    I      FRM        N/A          229,866.85    7.967      356          356         360         N/A         N/A    N/A
    I      FRM        N/A          719,378.94    6.849      358          358         360         N/A         N/A    N/A
    I      FRM        N/A        1,547,064.16    6.944      358          358         360         N/A         N/A    N/A
    I      FRM        N/A          380,763.44    7.054      357          357         360         N/A         N/A    N/A
    I      FRM        N/A          511,627.51    7.822      357          357         360         N/A         N/A    N/A
    I      FRM        N/A        2,924,214.96    7.011      357          357         360         N/A         N/A    N/A
    I      FRM        N/A       16,444,155.51    7.139      357          357         360         N/A         N/A    N/A
    I      FRM        N/A          276,912.01    6.990      300          357         360          60         57     N/A
    I      FRM        N/A          223,467.35    7.200      300          357         360          60         57     N/A
    I      FRM        N/A          327,750.38    7.357      300          357         360          60         57     N/A
    I      FRM        N/A          124,794.07    6.990      300          358         360          60         58     N/A
    I      FRM        N/A          267,359.66    6.590      300          357         360          60         57     N/A
    I      FRM        N/A        1,384,955.52   10.529      357          177         180         N/A         N/A    N/A
    I      FRM        N/A           64,530.12   10.990      357          177         180         N/A         N/A    N/A
    I      FRM        N/A           82,735.96   10.664      358          178         180         N/A         N/A    N/A
    I      FRM        N/A           34,160.94   10.740      357          177         180         N/A         N/A    N/A
    I      FRM        N/A           74,312.57   10.087      355          175         180         N/A         N/A    N/A
    I      FRM        N/A           45,334.56    9.650      357          177         180         N/A         N/A    N/A
    I      FRM        N/A          106,133.07   10.247      354          174         180         N/A         N/A    N/A
    I      FRM        N/A        1,002,119.13   10.249      356          177         180         N/A         N/A    N/A
    I      FRM        N/A           64,225.44   10.000      354          174         180         N/A         N/A    N/A
    I      FRM        N/A           36,956.93   11.990      356          176         180         N/A         N/A    N/A
    I      FRM        N/A          115,968.14   10.879      355          175         180         N/A         N/A    N/A
    I      FRM        N/A          109,716.25   10.649      355          175         180         N/A         N/A    N/A
    I      FRM        N/A          243,532.53    9.790      356          176         180         N/A         N/A    N/A
    I      FRM        N/A           33,429.41   10.740      173          173         180         N/A         N/A    N/A
    I      FRM        N/A           31,555.78   11.150      356          356         360         N/A         N/A    N/A


            Next       Rate
            Rate       Reset
            Reset    Frequency   Minimum  Maximum    Initial    Periodic
  Group   (Months)   (Months)   Rate (%)   Rate (%)  Cap (%)    Cap (%)
------------------------------------------------------------------------
   II        54          6        5.250    11.250     3.000      1.000
   II         4          6        5.990    12.990     2.000      1.500
   II         4          6        6.250    13.250     2.000      1.500
   II         5         12        8.875    14.875     2.000      2.000
   II        21          6        9.828    16.828     3.000      1.500
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A

                                               Cut-off                                         Initial    Remaining
                                                Date     Remaining    Remaining   Original    Interest-   Interest-
                                Cut-off Date    Gross   Amortization   Term to     Term to      Only        Only     Gross
                     Index        Principal   Interest      Term      Maturity    Maturity     Period      Period   Margin
  Group    Type       Name       Balance ($)  Rate (%)    (Months)    (Months)    (Months)    (Months)    (Months)    (%)
----------------------------------------------------------------------------------------------------------------------------
    I      FRM        N/A           33,529.09   10.300      355          355         360         N/A         N/A    N/A
    I      FRM        N/A           38,738.57    9.990      235          235         240         N/A         N/A    N/A
    I      FRM        N/A           79,406.57    9.877      355          355         360         N/A         N/A    N/A
   II      FRM        N/A           47,154.21    6.125      345          103         120         N/A         N/A    N/A
   II      FRM        N/A           67,880.19    8.685      357          177         180         N/A         N/A    N/A
   II      FRM        N/A          359,730.63    7.075      478          358         360         N/A         N/A    N/A
   II      FRM        N/A          967,413.49    6.812      478          358         360         N/A         N/A    N/A
   II      FRM        N/A          505,024.23    7.688      158          158         165         N/A         N/A    N/A
   II      FRM        N/A           54,651.64    6.990      178          178         180         N/A         N/A    N/A
   II      FRM        N/A          440,258.05    7.336      176          176         180         N/A         N/A    N/A
   II      FRM        N/A          108,788.27    6.690      120          178         180          60         58     N/A
   II      FRM        N/A        5,172,208.28    7.383      345          345         350         N/A         N/A    N/A
   II      FRM        N/A          421,242.58    6.990      355          355         360         N/A         N/A    N/A
   II      FRM        N/A           97,540.63    9.150      355          355         360         N/A         N/A    N/A
   II      FRM        N/A          170,762.68    7.850      358          358         360         N/A         N/A    N/A
   II      FRM        N/A          804,222.57    6.688      354          354         360         N/A         N/A    N/A
   II      FRM        N/A          504,075.33    8.360      357          357         360         N/A         N/A    N/A
   II      FRM        N/A        1,066,637.05    7.809      357          357         360         N/A         N/A    N/A
   II      FRM        N/A          136,586.31    8.000      286          286         291         N/A         N/A    N/A
   II      FRM        N/A           92,975.11    7.800      346          346         351         N/A         N/A    N/A
   II      FRM        N/A          360,048.66    8.125      357          357         360         N/A         N/A    N/A
   II      FRM        N/A          790,010.36    6.750      358          358         360         N/A         N/A    N/A
   II      FRM        N/A          596,181.87    6.293      356          356         360         N/A         N/A    N/A
   II      FRM        N/A          542,205.57    7.287      353          353         360         N/A         N/A    N/A
   II      FRM        N/A          559,101.34    7.154      358          358         360         N/A         N/A    N/A
   II      FRM        N/A       14,669,617.88    6.793      354          354         357         N/A         N/A    N/A
   II      FRM        N/A        1,072,013.65    6.458      357          357         360         N/A         N/A    N/A
   II      FRM        N/A        5,728,688.59    6.514      347          347         350         N/A         N/A    N/A
   II      FRM        N/A          157,500.00    7.500      240          339         360         120         99     N/A
   II      FRM        N/A          347,416.47    6.900      300          358         360          60         58     N/A
   II      FRM        N/A          215,566.43    5.990      300          356         360          60         56     N/A
   II      FRM        N/A        1,071,358.76    6.124      300          357         360          60         57     N/A
   II      FRM        N/A          288,160.76    7.390      300          356         360          60         56     N/A
   II      FRM        N/A          698,344.42   10.095      358          177         180         N/A         N/A    N/A
   II      FRM        N/A          131,998.14   10.975      357          177         180         N/A         N/A    N/A
   II      FRM        N/A          236,469.37    9.500      353          173         180         N/A         N/A    N/A
   II      FRM        N/A           30,960.58   11.590      356          176         180         N/A         N/A    N/A
   II      FRM        N/A          145,904.33   10.180      355          175         180         N/A         N/A    N/A
   II      FRM        N/A          175,560.23   11.009      356          176         180         N/A         N/A    N/A
   II      FRM        N/A        2,152,089.28   10.153      356          176         180         N/A         N/A    N/A
   II      FRM        N/A           74,119.90   10.500      351          172         180         N/A         N/A    N/A
   II      FRM        N/A           37,932.95   11.990      354          174         180         N/A         N/A    N/A
   II      FRM        N/A          413,430.93    9.365      356          176         180         N/A         N/A    N/A
   II      FRM        N/A           49,890.34   10.990      354          174         180         N/A         N/A    N/A
   II      FRM        N/A          196,338.21   11.102      357          177         180         N/A         N/A    N/A
   II      FRM        N/A           35,954.62   11.630      356          176         180         N/A         N/A    N/A
   II      FRM        N/A           86,223.24   10.774      158          158         166         N/A         N/A    N/A
   II      FRM        N/A           32,155.84   10.875       71          71          94          N/A         N/A    N/A
   II      FRM        N/A          135,310.34    9.500      120          176         180          60         56     N/A
   II      FRM        N/A          302,218.35   10.819      315          315         324         N/A         N/A    N/A
   II      FRM        N/A           38,755.06   10.500      348          348         360         N/A         N/A    N/A


            Next       Rate
            Rate       Reset
            Reset    Frequency   Minimum  Maximum    Initial    Periodic
  Group   (Months)   (Months)   Rate (%)   Rate (%)  Cap (%)    Cap (%)
------------------------------------------------------------------------
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
    I        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A

                                               Cut-off                                         Initial    Remaining
                                                Date     Remaining    Remaining   Original    Interest-   Interest-
                                Cut-off Date    Gross   Amortization   Term to     Term to      Only        Only     Gross
                     Index        Principal   Interest      Term      Maturity    Maturity     Period      Period   Margin
  Group    Type       Name       Balance ($)  Rate (%)    (Months)    (Months)    (Months)    (Months)    (Months)    (%)
----------------------------------------------------------------------------------------------------------------------------
   II      FRM        N/A          101,745.68   10.279      354          354         359         N/A         N/A    N/A
   II      FRM        N/A           52,737.28   10.250      355          355         360         N/A         N/A    N/A
   II      FRM        N/A          107,473.09   10.379      353          353         360         N/A         N/A    N/A


            Next       Rate
            Rate       Reset
            Reset    Frequency   Minimum  Maximum    Initial    Periodic
  Group   (Months)   (Months)   Rate (%)   Rate (%)  Cap (%)    Cap (%)
------------------------------------------------------------------------
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A
   II        N/A        N/A        N/A       N/A       N/A        N/A

While it is assumed that each of the mortgage loans prepays at the specified constant percentages of the prepayment assumption, this is not likely to be the case. Moreover, discrepancies exist between the characteristics of the actual mortgage loans that will be delivered to the trustee and characteristics of the mortgage loans assumed in preparing the tables in this prospectus supplement.

General

      Each Interest Accrual Period for the LIBOR Certificates will consist of the actual number of days elapsed from the distribution date preceding the month of the applicable distribution date (or, in the case of the first Interest Accrual Period, from the closing date) through the day before the applicable distribution date.

Defaults

      The yield to maturity of the Principal Certificates, and particularly the Class B and Class M certificates, will be sensitive to defaults on the mortgage loans. If a purchaser of a Principal Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Holders of the Principal Certificates may not receive reimbursement for Applied Realized Loss Amounts in the months following the occurrence of those losses. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the mortgage loans. Because the mortgage loans were underwritten in accordance with standards less stringent than those generally acceptable to Fannie Mae and Freddie Mac with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the mortgage loans will be greater than that of mortgage loans underwritten in accordance with Fannie Mae and Freddie Mac standards.

Prepayment Considerations and Risks

      The rate of principal payments on the Principal Certificates, the aggregate amount of distributions on the Principal Certificates and the yields to maturity of the Principal Certificates will be related to the rate and timing of payments of principal on the mortgage loans in the related loan group. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by a selling party or purchases, pursuant to the optional clean-up call, as described in this prospectus supplement). Because certain of the mortgage loans contain Prepayment Premiums, the rate of principal payments may be less than the rate of principal payments for mortgage loans that do not have Prepayment Premiums. The mortgage loans are subject to the "due-on-sale" provisions included in the mortgage loans. See "The Mortgage Loan Pool" in this prospectus supplement.

      Prepayments, liquidations and purchases of the mortgage loans (including any optional repurchase of the remaining mortgage loans in the issuing entity in connection with the termination of the issuing entity, in each case as described in this prospectus supplement) will result in distributions on the Principal Certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Since the rate of payment of principal on the mortgage loans will depend on future events and a variety of other factors, no assurance can be given as to that rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of Principal Certificates may vary from the anticipated yield will depend upon the degree to which that Principal Certificate is purchased at a discount or premium, and the degree to which the timing of payments on that Principal Certificate is sensitive to prepayments, liquidations and purchases of the mortgage loans. Further, an investor should consider the risk that, in the case of any Principal Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield and, in the case of any Principal Certificate purchased at a premium, a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield.

      The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the mortgage rates on the fixed-rate mortgage loans, the mortgage loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the mortgage rates on the mortgage loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the fixed-rate mortgage loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the mortgage loans in stable or changing interest rate environments.

      As is the case with fixed-rate mortgage loans, the adjustable-rate mortgage loans, or ARMs, may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, mortgagors with ARMs may be inclined to refinance their ARMs with a fixed rate loan to "lock in" a lower interest rate. The existence of the applicable periodic rate cap and Maximum Rate also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience of the ARMs may differ from that on the fixed rate mortgage loans because the amount of the monthly payments on the ARMs are subject to adjustment on each Adjustment Date. In addition, a substantial majority of the ARMs (the 2/28 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans and the 5/25 Adjustable Rate Mortgage Loans) will not have their initial Adjustment Date until two, three or five years after their origination. The prepayment experience of the 2/28 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans and the 5/25 Adjustable Rate Mortgage Loans may differ from that of the other ARMs. The 2/28 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans and the 5/25 Adjustable Rate Mortgage Loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the mortgage rates on the 2/28 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans or the 5/25 Adjustable Rate Mortgage Loans (as the case may be) as borrowers seek to avoid changes in their monthly payments.

      The timing of changes in the rate of prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the mortgage loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Principal Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

      The Pass-Through Rate for each class of LIBOR Certificates will be adjusted by reference to One-Month LIBOR, subject to the effects of the applicable limitations described in this prospectus supplement.

      The Pass-Through Rate for each class of Principal Certificates may be calculated by reference to or limited by the net mortgage rates of the related mortgage loans, with the adjustable rate mortgage loans being based on the Loan Index. If the mortgage loans bearing higher mortgage rates, either through higher margins or an increase in the Loan Index (and consequently, higher net mortgage rates), were to prepay, the weighted average net mortgage rate would be lower than otherwise would be the case.

Changes in One-Month LIBOR may not correlate with changes in the Loan Index. It is possible that a decrease in the Loan Index, which would be expected to result in faster prepayments, could occur simultaneously with an increased level of One-Month LIBOR. If the sum of One-Month LIBOR plus the applicable pass-through margin for a class or classes of Principal Certificates or the fixed coupon for the Group II Class A certificates were to be higher than the Group I Net WAC Cap, the Group I Maximum Rate Cap, the Group II Net WAC Cap, the Group II Maximum Rate Cap, the Subordinate Net WAC Cap or the Subordinate Maximum Rate Cap, as applicable, the Pass-Through Rate on the related Principal Certificates would be lower than otherwise would be the case. Although holders of the Principal Certificates are entitled to receive any Basis Risk Carry Forward Amount from and to the extent of funds available in the Excess Reserve Fund Account, and any Interest Rate Cap Payments received on the related distribution date (in the case of the Class AV-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 certificates), there is no assurance that those funds will be available or sufficient for those purposes. The ratings of the Principal Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Overcollateralization Provisions

      The operation of the overcollateralization provisions of the pooling and servicing agreement will affect the weighted average lives of the Principal Certificates and consequently the yields to maturity of those certificates. If at any time the Subordinated Amount is less than the Specified Subordinated Amount, Total Monthly Excess Spread will be applied as distributions of principal of the class or classes of certificates then entitled to distributions of principal, thus reducing the weighted average lives of those certificates. The actual Subordinated Amount may change from distribution date to distribution date producing uneven distributions of Total Monthly Excess Spread. There can be no assurance that the Subordinated Amount will never be less than the Specified Subordinated Amount.

      Total Monthly Excess Spread generally is a function of the excess of interest collected or advanced on the mortgage loans over the interest required to pay interest on the Principal Certificates and expenses at the Expense Fee Rate. Mortgage loans with higher net mortgage rates will contribute more interest to the Total Monthly Excess Spread. Mortgage loans with higher net mortgage rates may prepay faster than mortgage loans with relatively lower net mortgage rates in response to a given change in market interest rates. Any disproportionate prepayments of mortgage loans with higher net mortgage rates may adversely affect the amount of Total Monthly Excess Spread available to make accelerated payments of principal of the Principal Certificates.

      As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the Principal Certificates may vary significantly over time and from class to class.

Subordinated Certificates

      Each class of Class M and Class B certificates provides credit enhancement for certain other classes of Principal Certificates that have a higher payment priority, and each class of Class M and Class B certificates may absorb losses on the mortgage loans. The weighted average lives of, and the yields to maturity on, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates will be progressively more sensitive, in that order, to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by a holder of a related Class M or Class B certificate, the actual yield to maturity on such holder's certificate may be lower than the yield expected by such holder based on that assumption. Realized Losses on the mortgage loans will reduce the Class Certificate Balance of the class of the related Class M and Class B certificates then outstanding with the lowest relative payment priority if and to the extent that the aggregate Class Certificate Balances of all classes of certificates, following all distributions on a distribution date exceeds the total principal balances of the related mortgage loans. As a result of such a reduction of the Class Certificate Balance of a class of Subordinated Certificates, less interest will accrue on those classes than would otherwise be the case.

      The Principal Distribution Amount to be made to the holders of the Principal Certificates includes the net proceeds in respect of principal received upon the liquidation of a related mortgage loan. If such net proceeds are less than the unpaid principal balance of the liquidated mortgage loan, the total principal balances of the mortgage loans will decline more than the aggregate Class Certificate Balances of the Principal Certificates, thus reducing the amount of the overcollateralization. If such difference is not covered by the amount of the overcollateralization or excess interest, the class of Class M and Class B certificates then outstanding with the lowest relative payment priority will bear such loss. In addition, the Class M and Class B certificates will generally not be entitled to any principal distributions prior to the related Stepdown Date or during the continuation of a Trigger Event (unless all of the certificates with a higher relative payment priority have been paid in full). Because a Trigger Event may be based on the delinquency, as opposed to the loss, experience on the mortgage loans, a holder of a Class M or Class B certificate may not receive distributions of principal for an extended period of time, even if the rate, timing and severity of Realized Losses on the applicable mortgage loans is consistent with such holder's expectations. Because of the disproportionate distribution of principal of the Class A certificates, depending on the timing of Realized Losses, the Class M and Class B certificates may bear a disproportionate percentage of the Realized Losses on the mortgage loans.

      For all purposes, the Class B-5 certificates will have the lowest payment priority of any class of Subordinated Certificates.

Weighted Average Lives of the Principal Certificates

      The weighted average life of a Principal Certificate is determined by (a) multiplying the amount of the reduction, if any, of the Class Certificate Balance of the certificate on each distribution date by the number of years from the date of issuance to that distribution date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Certificate Balance of the certificate referred to in clause (a).

      For a discussion of the factors which may influence the rate of payments (including prepayments) of the mortgage loans, see "--Prepayment Considerations and Risks" above and "Yield and Prepayment Considerations" in the prospectus.

      In general, the weighted average lives of the Principal Certificates will be shortened if the level of prepayments of principal of the mortgage loans increases. However, the weighted average lives of the Principal Certificates will depend upon a variety of other factors, including the timing of changes in the rate of principal payments and the priority sequence of distributions of principal of the classes of certificates. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      The interaction of the foregoing factors may have different effects on various classes of Principal Certificates and the effects on any class may vary at different times during the life of that class. Accordingly, no assurance can be given as to the weighted average life of any class of Principal Certificates. Further, to the extent the prices of the Principal Certificates represent discounts or premiums to their respective original Class Certificate Balances, variability in the weighted average lives of those classes of Principal Certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of Offered Certificates may be affected at various constant percentages of the prepayment assumption, see the Decrement Tables below.

Decrement Tables

      The following tables indicate the percentages of the initial Class Certificate Balances of the classes of Offered Certificates that would be outstanding after each of the distribution dates shown at various constant percentages of the applicable prepayment assumption and the corresponding weighted average lives of those classes. The tables have been prepared on the basis of the structuring assumptions. It is not likely that (i) all of the mortgage loans will have the characteristics assumed, (ii) all of the mortgage loans will prepay at the constant percentages of the applicable prepayment assumption specified in the tables or at any other constant rate or (iii) all of the mortgage loans will prepay at the same rate. Moreover, the diverse remaining terms to maturity and mortgage rates of the mortgage loans could produce slower or faster principal distributions than indicated in the tables at the specified constant percentages of the applicable prepayment assumption, even if the weighted average remaining term to maturity and weighted average mortgage rates of the mortgage loans are consistent with the remaining terms to maturity and mortgage rates of the mortgage loans specified in the structuring assumptions.

Prepayment Scenarios

                                 SCENARIO I    SCENARIO II    SCENARIO III    SCENARIO IV    SCENARIO V    SCENARIO VI
                                 ----------    -----------    ------------    -----------    ----------    -----------
Fixed-rate mortgage loans
(% of prepayment assumption)           0%           50%           75%             100%          125%          150%
Adjustable-rate mortgage
loans (% of prepayment
assumption)                            0%           50%           75%             100%          125%          150%

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                         Class AV-1                                    Class AF-1
DISTRIBUTION DATE                                   PREPAYMENT SCENARIO                            PREPAYMENT SCENARIO
                                       ---------------------------------------------- --------------------------------------------

                                          I      II     III     IV      V       VI       I      II     III     IV      V      VI
                                       ------- ------ ------- ------ ------- -------- ------- ------ ------- ------ ------- ------
Initial Percentage...................   100     100    100     100     100    100      100     100    100     100     100    100
January 2007.........................    99      85     78      71      64     57       99      72     58      44      30     15
January 2008.........................    99      64     48      34      20      8       98      31      1       0       0      0
January 2009.........................    98      48     29      13       0      0       97       1      0       0       0      0
January 2010.........................    97      35     24      13       0      0       96       0      0       0       0      0
January 2011.........................    97      29     18      10       0      0       95       0      0       0       0      0
January 2012.........................    96      24     13       7       0      0       93       0      0       0       0      0
January 2013.........................    94      20     10       5       0      0       91       0      0       0       0      0
January 2014.........................    93      16      7       3       0      0       89       0      0       0       0      0
January 2015.........................    92      13      6       2       0      0       87       0      0       0       0      0
January 2016.........................    90      11      4       2       0      0       85       0      0       0       0      0
January 2017.........................    88       9      3       1       0      0       82       0      0       0       0      0
January 2018.........................    86       7      2       1       0      0       79       0      0       0       0      0
January 2019.........................    84       6      2       *       0      0       76       0      0       0       0      0
January 2020.........................    81       5      1       0       0      0       72       0      0       0       0      0
January 2021.........................    77       4      1       0       0      0       66       0      0       0       0      0
January 2022.........................    74       3      1       0       0      0       61       0      0       0       0      0
January 2023.........................    71       3      *       0       0      0       56       0      0       0       0      0
January 2024.........................    67       2      0       0       0      0       50       0      0       0       0      0
January 2025.........................    63       2      0       0       0      0       43       0      0       0       0      0
January 2026.........................    58       1      0       0       0      0       35       0      0       0       0      0
January 2027.........................    53       1      0       0       0      0       26       0      0       0       0      0
January 2028.........................    47       1      0       0       0      0       16       0      0       0       0      0
January 2029.........................    41       *      0       0       0      0        5       0      0       0       0      0
January 2030.........................    35       *      0       0       0      0        0       0      0       0       0      0
January 2031.........................    31       0      0       0       0      0        0       0      0       0       0      0
January 2032.........................    26       0      0       0       0      0        0       0      0       0       0      0
January 2033.........................    20       0      0       0       0      0        0       0      0       0       0      0
January 2034.........................    14       0      0       0       0      0        0       0      0       0       0      0
January 2035.........................     8       0      0       0       0      0        0       0      0       0       0      0
January 2036.........................     0       0      0       0       0      0        0       0      0       0       0      0
Weighted Average Life to Maturity
(years)(2)...........................   20.32    4.46   3.04    2.18    1.41   1.20    16.53    1.60   1.17    0.95    0.79   0.68
Weighted Average Life to Call
(years)(2)(3)........................   20.29    4.15   2.80    2.00    1.41   1.20    16.53    1.60   1.17    0.95    0.79   0.68

---------------------

(1) Rounded to the nearest whole percentage except where otherwise indicated. If applicable, an * represents less than one-half of one percent.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                         Class AF-2                                    Class AF-3
DISTRIBUTION DATE                                   PREPAYMENT SCENARIO                            PREPAYMENT SCENARIO
                                       ---------------------------------------------- --------------------------------------------

                                          I      II     III     IV      V       VI       I      II     III     IV      V      VI
                                       ------- ------ ------- ------ ------- -------- ------- ------ ------- ------ ------- ------
Initial Percentage...................   100     100    100     100     100    100      100     100    100     100     100    100
January 2007.........................   100     100    100     100     100    100      100     100    100     100     100    100
January 2008.........................   100     100    100      57      16      0      100     100    100     100     100      0
January 2009.........................   100     100     43       0       0      0      100     100    100      55       0      0
January 2010.........................   100      67     31       0       0      0      100     100    100      55       0      0
January 2011.........................   100      51     16       0       0      0      100     100    100      19       0      0
January 2012.........................   100      39      7       0       0      0      100     100    100       *       0      0
January 2013.........................   100      30      2       0       0      0      100     100    100       *       0      0
January 2014.........................   100      27      2       0       0      0      100     100    100       *       0      0
January 2015.........................   100      23      1       0       0      0      100     100    100       *       0      0
January 2016.........................   100      18      0       0       0      0      100     100     85       *       0      0
January 2017.........................   100      13      0       0       0      0      100     100     66       *       0      0
January 2018.........................   100       9      0       0       0      0      100     100     50       *       0      0
January 2019.........................   100       5      0       0       0      0      100     100     37       0       0      0
January 2020.........................   100       2      0       0       0      0      100     100     27       0       0      0
January 2021.........................   100       0      0       0       0      0      100      92     19       0       0      0
January 2022.........................   100       0      0       0       0      0      100      75     10       0       0      0
January 2023.........................   100       0      0       0       0      0      100      60      3       0       0      0
January 2024.........................   100       0      0       0       0      0      100      48      0       0       0      0
January 2025.........................   100       0      0       0       0      0      100      39      0       0       0      0
January 2026.........................   100       0      0       0       0      0      100      31      0       0       0      0
January 2027.........................   100       0      0       0       0      0      100      24      0       0       0      0
January 2028.........................   100       0      0       0       0      0      100      18      0       0       0      0
January 2029.........................   100       0      0       0       0      0      100      10      0       0       0      0
January 2030.........................    90       0      0       0       0      0      100       4      0       0       0      0
January 2031.........................    78       0      0       0       0      0      100       0      0       0       0      0
January 2032.........................    63       0      0       0       0      0      100       0      0       0       0      0
January 2033.........................    47       0      0       0       0      0      100       0      0       0       0      0
January 2034.........................    29       0      0       0       0      0      100       0      0       0       0      0
January 2035.........................    10       0      0       0       0      0      100       0      0       0       0      0
January 2036.........................     0       0      0       0       0      0        0       0      0       0       0      0
Weighted Average Life to Maturity
(years)(2)...........................   26.71    6.37   3.56    2.20    1.81   1.58    29.69   18.55  12.53    4.11    2.34   1.92
Weighted Average Life to Call
(years)(2)(3)........................   26.69    6.27   3.54    2.20    1.81   1.58    29.08   12.16   8.08    4.10    2.34   1.92

---------------------

(1) Rounded to the nearest whole percentage except where otherwise indicated. If applicable, an * represents less than one-half of one percent.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                         Class AF-4                                     Class M-1
DISTRIBUTION DATE                                   PREPAYMENT SCENARIO                            PREPAYMENT SCENARIO
                                       ---------------------------------------------- --------------------------------------------

                                          I      II     III     IV      V       VI       I      II     III     IV      V      VI
                                       ------- ------ ------- ------ ------- -------- ------- ------ ------- ------ ------- ------
Initial Percentage...................   100     100    100     100     100    100      100     100    100     100     100    100
January 2007.........................   100     100    100     100     100    100      100     100    100     100     100    100
January 2008.........................   100     100    100     100     100     69      100     100    100     100     100    100
January 2009.........................   100     100    100     100       0      0      100     100    100     100      92     97
January 2010.........................   100      87     92     100       0      0      100      98     66     100      92     97
January 2011.........................    99      80     81      91       0      0      100      81     49      28      92     67
January 2012.........................    99      69     64      65       0      0      100      67     36      19      81     35
January 2013.........................    97      57     47      43       0      0      100      55     27      12      48     15
January 2014.........................    93      31     22      28       0      0      100      45     20       8      29      2
January 2015.........................    89      17      9      19       0      0      100      37     15       6      14      0
January 2016.........................    84       9      4      12       0      0      100      31     11       4       3      0
January 2017.........................    79       5      1       8       0      0      100      25      8       2       0      0
January 2018.........................    73       3      1       3       0      0      100      21      6       0       0      0
January 2019.........................    67       2      *       0       0      0      100      17      5       0       0      0
January 2020.........................    61       1      *       0       0      0      100      14      3       0       0      0
January 2021.........................    53       *      *       0       0      0      100      11      1       0       0      0
January 2022.........................    46       *      *       0       0      0      100       9      0       0       0      0
January 2023.........................    40       *      *       0       0      0      100       7      0       0       0      0
January 2024.........................    34       *      0       0       0      0      100       6      0       0       0      0
January 2025.........................    28       *      0       0       0      0      100       5      0       0       0      0
January 2026.........................    22       *      0       0       0      0      100       4      0       0       0      0
January 2027.........................    17       *      0       0       0      0      100       3      0       0       0      0
January 2028.........................    12       *      0       0       0      0      100       0      0       0       0      0
January 2029.........................     8       *      0       0       0      0      100       0      0       0       0      0
January 2030.........................     5       *      0       0       0      0       97       0      0       0       0      0
January 2031.........................     3       0      0       0       0      0       85       0      0       0       0      0
January 2032.........................     2       0      0       0       0      0       71       0      0       0       0      0
January 2033.........................     1       0      0       0       0      0       56       0      0       0       0      0
January 2034.........................     *       0      0       0       0      0       39       0      0       0       0      0
January 2035.........................     *       0      0       0       0      0       21       0      0       0       0      0
January 2036.........................     0       0      0       0       0      0        0       0      0       0       0      0
Weighted Average Life to Maturity
(years)(2)...........................   15.65    7.12   6.73    7.22    2.71   2.13    27.24    8.88   5.99    5.15    7.09   5.70
Weighted Average Life to Call
(years)(2)(3)........................   15.65    7.08   6.49    5.64    2.71   2.13    27.15    8.06   5.40    4.71    4.38   3.46

---------------------

(1) Rounded to the nearest whole percentage except where otherwise indicated. If applicable, an * represents less than one-half of one percent.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                         Class M-2                                      Class M-3
DISTRIBUTION DATE                                   PREPAYMENT SCENARIO                            PREPAYMENT SCENARIO
                                       ---------------------------------------------- --------------------------------------------

                                          I      II     III     IV      V       VI       I      II     III     IV      V      VI
                                       ------- ------ ------- ------ ------- -------- ------- ------ ------- ------ ------- ------
Initial Percentage...................   100     100    100     100     100    100      100     100    100     100     100    100
January 2007.........................   100     100    100     100     100    100      100     100    100     100     100    100
January 2008.........................   100     100    100     100     100    100      100     100    100     100     100    100
January 2009.........................   100     100    100     100     100    100      100     100    100     100     100    100
January 2010.........................   100      98     66      44     100     49      100      98     66      42     100     14
January 2011.........................   100      81     49      28      63      7      100      81     49      28      15      7
January 2012.........................   100      67     36      19       9      4      100      67     36      19       9      4
January 2013.........................   100      55     27      12       5      0      100      55     27      12       5      0
January 2014.........................   100      45     20       8       3      0      100      45     20       8       0      0
January 2015.........................   100      37     15       6       0      0      100      37     15       6       0      0
January 2016.........................   100      31     11       4       0      0      100      31     11       4       0      0
January 2017.........................   100      25      8       0       0      0      100      25      8       0       0      0
January 2018.........................   100      21      6       0       0      0      100      21      6       0       0      0
January 2019.........................   100      17      5       0       0      0      100      17      5       0       0      0
January 2020.........................   100      14      3       0       0      0      100      14      1       0       0      0
January 2021.........................   100      11      0       0       0      0      100      11      0       0       0      0
January 2022.........................   100       9      0       0       0      0      100       9      0       0       0      0
January 2023.........................   100       7      0       0       0      0      100       7      0       0       0      0
January 2024.........................   100       6      0       0       0      0      100       6      0       0       0      0
January 2025.........................   100       5      0       0       0      0      100       5      0       0       0      0
January 2026.........................   100       4      0       0       0      0      100       3      0       0       0      0
January 2027.........................   100       1      0       0       0      0      100       0      0       0       0      0
January 2028.........................   100       0      0       0       0      0      100       0      0       0       0      0
January 2029.........................   100       0      0       0       0      0      100       0      0       0       0      0
January 2030.........................    97       0      0       0       0      0       97       0      0       0       0      0
January 2031.........................    85       0      0       0       0      0       85       0      0       0       0      0
January 2032.........................    71       0      0       0       0      0       71       0      0       0       0      0
January 2033.........................    56       0      0       0       0      0       56       0      0       0       0      0
January 2034.........................    39       0      0       0       0      0       39       0      0       0       0      0
January 2035.........................    21       0      0       0       0      0       21       0      0       0       0      0
January 2036.........................     0       0      0       0       0      0        0       0      0       0       0      0
Weighted Average Life to Maturity
(years)(2)...........................   27.24    8.86   5.96    4.92    5.37   4.16    27.24    8.84   5.94    4.80    4.76   3.71
Weighted Average Life to Call
(years)(2)(3)........................   27.15    8.06   5.39    4.49    4.50   3.50    27.15    8.06   5.38    4.38    4.43   3.44

---------------------

(1) Rounded to the nearest whole percentage except where otherwise indicated. If applicable, an * represents less than one-half of one percent.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                         Class M-4                                      Class M-5
DISTRIBUTION DATE                                   PREPAYMENT SCENARIO                            PREPAYMENT SCENARIO
                                       ---------------------------------------------- --------------------------------------------

                                          I      II     III     IV      V       VI       I      II     III     IV      V      VI
                                       ------- ------ ------- ------ ------- -------- ------- ------ ------- ------ ------- ------
Initial Percentage...................   100     100    100     100     100    100      100     100    100     100     100    100
January 2007.........................   100     100    100     100     100    100      100     100    100     100     100    100
January 2008.........................   100     100    100     100     100    100      100     100    100     100     100    100
January 2009.........................   100     100    100     100     100    100      100     100    100     100     100     47
January 2010.........................   100      98     66      42      79     14      100      98     66      42      25     14
January 2011.........................   100      81     49      28      15      7      100      81     49      28      15      7
January 2012.........................   100      67     36      19       9      *      100      67     36      19       9      0
January 2013.........................   100      55     27      12       5      0      100      55     27      12       5      0
January 2014.........................   100      45     20       8       0      0      100      45     20       8       0      0
January 2015.........................   100      37     15       6       0      0      100      37     15       6       0      0
January 2016.........................   100      31     11       0       0      0      100      31     11       0       0      0
January 2017.........................   100      25      8       0       0      0      100      25      8       0       0      0
January 2018.........................   100      21      6       0       0      0      100      21      6       0       0      0
January 2019.........................   100      17      5       0       0      0      100      17      2       0       0      0
January 2020.........................   100      14      0       0       0      0      100      14      0       0       0      0
January 2021.........................   100      11      0       0       0      0      100      11      0       0       0      0
January 2022.........................   100       9      0       0       0      0      100       9      0       0       0      0
January 2023.........................   100       7      0       0       0      0      100       7      0       0       0      0
January 2024.........................   100       6      0       0       0      0      100       6      0       0       0      0
January 2025.........................   100       5      0       0       0      0      100       2      0       0       0      0
January 2026.........................   100       0      0       0       0      0      100       0      0       0       0      0
January 2027.........................   100       0      0       0       0      0      100       0      0       0       0      0
January 2028.........................   100       0      0       0       0      0      100       0      0       0       0      0
January 2029.........................   100       0      0       0       0      0      100       0      0       0       0      0
January 2030.........................    97       0      0       0       0      0       97       0      0       0       0      0
January 2031.........................    85       0      0       0       0      0       85       0      0       0       0      0
January 2032.........................    71       0      0       0       0      0       71       0      0       0       0      0
January 2033.........................    56       0      0       0       0      0       56       0      0       0       0      0
January 2034.........................    39       0      0       0       0      0       39       0      0       0       0      0
January 2035.........................    21       0      0       0       0      0       21       0      0       0       0      0
January 2036.........................     0       0      0       0       0      0        0       0      0       0       0      0
Weighted Average Life to Maturity
(years)(2)...........................   27.24    8.82   5.91    4.71    4.49   3.50    27.24    8.79   5.88    4.65    4.30   3.35
Weighted Average Life to Call
(years)(2)(3)........................   27.15    8.06   5.37    4.31    4.19   3.26    27.15    8.06   5.37    4.27    4.01   3.12

---------------------

(1) Rounded to the nearest whole percentage except where otherwise indicated. If applicable, an * represents less than one-half of one percent.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                         Class M-6                                      Class B-1
DISTRIBUTION DATE                                   PREPAYMENT SCENARIO                            PREPAYMENT SCENARIO
                                       ---------------------------------------------- --------------------------------------------

                                          I      II     III     IV      V       VI       I      II     III     IV      V      VI
                                       ------- ------ ------- ------ ------- -------- ------- ------ ------- ------ ------- ------
Initial Percentage...................   100     100    100     100     100    100      100     100    100     100     100    100
January 2007.........................   100     100    100     100     100    100      100     100    100     100     100    100
January 2008.........................   100     100    100     100     100    100      100     100    100     100     100    100
January 2009.........................   100     100    100     100     100     28      100     100    100     100     100     28
January 2010.........................   100      98     66      42      25     14      100      98     66      42      25     14
January 2011.........................   100      81     49      28      15      7      100      81     49      28      15      7
January 2012.........................   100      67     36      19       9      0      100      67     36      19       9      0
January 2013.........................   100      55     27      12       1      0      100      55     27      12       0      0
January 2014.........................   100      45     20       8       0      0      100      45     20       8       0      0
January 2015.........................   100      37     15       3       0      0      100      37     15       0       0      0
January 2016.........................   100      31     11       0       0      0      100      31     11       0       0      0
January 2017.........................   100      25      8       0       0      0      100      25      8       0       0      0
January 2018.........................   100      21      6       0       0      0      100      21      1       0       0      0
January 2019.........................   100      17      0       0       0      0      100      17      0       0       0      0
January 2020.........................   100      14      0       0       0      0      100      14      0       0       0      0
January 2021.........................   100      11      0       0       0      0      100      11      0       0       0      0
January 2022.........................   100       9      0       0       0      0      100       9      0       0       0      0
January 2023.........................   100       7      0       0       0      0      100       7      0       0       0      0
January 2024.........................   100       4      0       0       0      0      100       0      0       0       0      0
January 2025.........................   100       0      0       0       0      0      100       0      0       0       0      0
January 2026.........................   100       0      0       0       0      0      100       0      0       0       0      0
January 2027.........................   100       0      0       0       0      0      100       0      0       0       0      0
January 2028.........................   100       0      0       0       0      0      100       0      0       0       0      0
January 2029.........................   100       0      0       0       0      0      100       0      0       0       0      0
January 2030.........................    97       0      0       0       0      0       97       0      0       0       0      0
January 2031.........................    85       0      0       0       0      0       85       0      0       0       0      0
January 2032.........................    71       0      0       0       0      0       71       0      0       0       0      0
January 2033.........................    56       0      0       0       0      0       56       0      0       0       0      0
January 2034.........................    39       0      0       0       0      0       39       0      0       0       0      0
January 2035.........................    21       0      0       0       0      0       21       0      0       0       0      0
January 2036.........................     0       0      0       0       0      0        0       0      0       0       0      0
Weighted Average Life to Maturity
(years)(2)...........................   27.24    8.75   5.86    4.59    4.15   3.24    27.24    8.70   5.81    4.54    4.03   3.16
Weighted Average Life to Call
(years)(2)(3)........................   27.15    8.06   5.37    4.23    3.88   3.02    27.15    8.06   5.36    4.20    3.78   2.95

---------------------

(1) Rounded to the nearest whole percentage except where otherwise indicated. If applicable, an * represents less than one-half of one percent.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                         Class B-2
DISTRIBUTION DATE                                   PREPAYMENT SCENARIO
                                       ---------------------------------------------

                                          I      II     III     IV      V      VI
                                       ------- ------ ------- ------ ------- -------
Initial Percentage...................   100     100    100     100     100    100
January 2007.........................   100     100    100     100     100    100
January 2008.........................   100     100    100     100     100    100
January 2009.........................   100     100    100     100     100     28
January 2010.........................   100      98     66      42      25     14
January 2011.........................   100      81     49      28      15      0
January 2012.........................   100      67     36      19       8      0
January 2013.........................   100      55     27      12       0      0
January 2014.........................   100      45     20       5       0      0
January 2015.........................   100      37     15       0       0      0
January 2016.........................   100      31     11       0       0      0
January 2017.........................   100      25      6       0       0      0
January 2018.........................   100      21      0       0       0      0
January 2019.........................   100      17      0       0       0      0
January 2020.........................   100      14      0       0       0      0
January 2021.........................   100      11      0       0       0      0
January 2022.........................   100       8      0       0       0      0
January 2023.........................   100       0      0       0       0      0
January 2024.........................   100       0      0       0       0      0
January 2025.........................   100       0      0       0       0      0
January 2026.........................   100       0      0       0       0      0
January 2027.........................   100       0      0       0       0      0
January 2028.........................   100       0      0       0       0      0
January 2029.........................   100       0      0       0       0      0
January 2030.........................    97       0      0       0       0      0
January 2031.........................    85       0      0       0       0      0
January 2032.........................    71       0      0       0       0      0
January 2033.........................    56       0      0       0       0      0
January 2034.........................    39       0      0       0       0      0
January 2035.........................    21       0      0       0       0      0
January 2036.........................     0       0      0       0       0      0
Weighted Average Life to Maturity
(years)(2)...........................  27.23    8.63   5.76    4.47    3.94   3.07
Weighted Average Life to Call
(years)(2)(3)........................  27.15    8.06   5.36    4.17    3.71   2.89

---------------------

(1) Rounded to the nearest whole percentage except where otherwise indicated. If applicable, an * represents less than one-half of one percent.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

Final Scheduled Distribution Date

      The final scheduled distribution date for each class of Principal Certificates is the distribution date occurring in January 2036.

      The final scheduled distribution date for each class of Principal Certificates is the date on which the initial Class Certificate Balance set forth on the cover page of this prospectus supplement for that class would be reduced to zero. The final scheduled distribution dates for all classes have been calculated as the distribution date occurring in the month following the latest maturity date of any mortgage loan.

      Since the rate of distributions in reduction of the Class Certificate Balance of each class of LIBOR Certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the Class Certificate Balance of each class could be reduced to zero significantly earlier or later than the final scheduled distribution date. The rate of payments on the mortgage loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the mortgage loans. See "--Prepayment Considerations and Risks" and "--Weighted Average Lives of the Principal Certificates" above in this prospectus supplement and "Yield and Prepayment Considerations" in the prospectus.

                        FEDERAL INCOME TAX CONSIDERATIONS

      The discussion in this section and in the section "Federal Income Tax Consequences" in the prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors may wish to consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Principal Certificates. References in this section and in the "ERISA Considerations" section of this prospectus supplement to the "Code" and "Sections" are to the Internal Revenue Code of 1986, as amended.

General

      The pooling and servicing agreement provides that the issuing entity (exclusive of the Interest Rate Cap Agreements, the Excess Reserve Fund Account and certain other accounts specified in the pooling and servicing agreement and the right of each class of Principal Certificates to receive Basis Risk Carry Forward Amounts) will comprise multiple REMICs (the "Trust REMICs") organized in a tiered REMIC structure. Each class of Principal Certificates (exclusive of the right to receive Basis Risk Carry Forward Amounts) represents ownership of a regular interest (a "Regular Interest") in a Trust REMIC. The Class R and Class R-X certificates will each represent ownership of the sole class of residual interest in one or more of the Trust REMICs. In addition, each class of Principal Certificates will represent a beneficial interest in the right to receive payments of Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account. Elections will be made to treat each of the Trust REMICs as a REMIC for federal income tax purposes.

      Upon the issuance of the Principal Certificates, Cadwalader, Wickersham & Taft LLP ("Tax Counsel") will deliver its opinion to the effect that, assuming compliance with the pooling and servicing agreement, for federal income tax purposes, the Trust REMICs will each qualify as a REMIC within the meaning of
Section 860D of the Code, and the portion of the issuing entity exclusive of the Trust REMICs will be treated as a grantor trust for federal income tax purposes.

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Taxation of Regular Interests

      A holder of a class of Principal Certificates will be treated for federal income tax purposes as owning an interest in the corresponding class of regular interests in the Upper-Tier REMIC. In addition, the pooling and servicing agreement provides that each holder of a Principal Certificate will be treated as owning an interest in one or more limited recourse interest rate cap contracts (the "Basis Risk Contracts"), representing the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account.

      A holder of a Principal Certificate must allocate its purchase price for the Principal Certificate between its Regular Interest component and each related Basis Risk Contract component. To the extent a Basis Risk Contract component has significant value, the Regular Interest component will be viewed as having been issued with a lesser premium or an additional amount of original issue discount ("OID") (which could cause the total amount of OID to exceed a statutorily defined de minimis amount). See "Federal Income Tax Consequences--Taxation of Owners of Regular Securities--Original Issue Discount" in the prospectus.

      Upon the sale, exchange, or other disposition of a Principal Certificate, the holder must allocate the amount realized between the components of the Principal Certificate based on the relative fair market values of those components at the time of sale. Assuming that a Principal Certificate is held as a "capital asset" within the meaning of Section 1221 of the Code, gain or loss on the disposition of an interest in a Basis Risk Contract component should be capital gain or loss and gain or loss on the Regular Interest component will be treated as described in the prospectus under "Federal Income Tax Consequences--Taxation of Owners of Regular Securities--Sale or Exchange of Regular Securities."

      Interest on the Regular Interest component of a Principal Certificate must be included in income by a holder under the accrual method of accounting, regardless of the holder's regular method of accounting. In addition, the Regular Interest components of the Principal Certificates could be considered to have been issued with OID. See "Federal Income Tax Consequences--Taxation of Owners of Regular Securities--Original Issue Discount" in the prospectus. The prepayment assumption that will be used in determining the accrual of any OID, market discount, or bond premium, if any, will be a rate equal to 100% of the applicable prepayment assumption. No representation is made that the mortgage loans will prepay at such a rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the holder receives currently the cash attributable to such OID.

Status of the Principal Certificates

      The Regular Interest components of the Principal Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code for a "domestic building and loan association" and as "real estate assets" under
Section 856(c)(5)(B) of the Code for a "real estate investment trust" ("REIT"), generally, in the same proportion that the assets of the issuing entity, exclusive of the Excess Reserve Fund Account, would be so treated. In addition, to the extent the Regular Interest component of a Principal Certificate represents real estate assets under Section 856(c)(5)(B) of the Code, the interest derived from that component would be interest on obligations secured by interests in real property for purposes of Section 856(c)(3)(B) of the Code for a REIT. The Basis Risk Contract components of the Principal Certificates will not, however, qualify as assets described in Section 7701(a)(19)(C) of the Code or as real estate assets under Section 856(c)(5)(B) of the Code.

The Basis Risk Contract Component

      The Pooling and Servicing Agreement provides that each holder of a Principal Certificate will be treated for federal income tax purposes as having entered into a notional principal contract with the holder

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of the Class X certificates (relating to Basis Risk Carry Forward Amounts otherwise payable to the Class X Certificates) and a notional principal contract with the cap provider under the Interest Rate Cap Agreements (relating to Basis Risk Carry Forward Amounts by such cap provider) pursuant to its rights to receive payment with respect to the Basis Risk Contract component on the date it purchases its certificate. The Basis Risk Contract components are beneficially owned by the holders of the Principal Certificates in the portion of the trust fund, exclusive of the REMICs, which is treated as a grantor trust for federal income tax purposes. The Internal Revenue Service (the "IRS") has issued final regulations under Section 446 of the Code relating to notional principal contracts (the "Notional Principal Contract Regulations").

      As indicated above, holders of the Principal Certificates must allocate the price they pay for such certificates between the Regular Interest components and the Basis Risk Contract component based on their relative fair market values. To the extent a Basis Risk Contract component is determined to have a value on the closing date that is greater than zero, a portion of such purchase price will be allocable to such rights, and such portion will be treated as a cap premium (the "Cap Premium") paid by holders of the Principal Certificates. A holder of a Principal Certificate will be required to amortize the Cap Premium under a level payment method as if the Cap Premium represented the present value of a series of equal payments made over the life of a Basis Risk Contract (adjusted to take into account decreases in notional principal amount), discounted at a rate equal to the rate used to determine the amount of the Cap Premium (or some other reasonable rate). Holders are urged to consult their tax advisors concerning the appropriate method of amortizing any Cap Premium. The Notional Principal Contract Regulations treat a nonperiodic payment made under a cap contract as a loan for federal income tax purposes if the payment is "significant." It is not known whether any Cap Premium would be treated in part as a loan under the Notional Principal Contract Regulations.

      Under the Notional Principal Contract Regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the applicable Basis Risk Contract must be netted against payments, if any, deemed made as a result of the Cap Premiums over the recipient's taxable year, rather than accounted for on a gross basis. Net income or deduction with respect to net payments under a Basis Risk Contract for a taxable year should constitute ordinary income or ordinary deduction. The IRS could contend the amount is capital gain or loss, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain or loss treatment presumably would apply only prospectively.

      Although not clear, net income or a net deduction with respect to the Basis Risk Contract should be treated as ordinary income or as an ordinary deduction.

      Any amount of proceeds from the sale, redemption or retirement of a Principal Certificate that is considered to be allocated to the holder's rights under the applicable Basis Risk Contract would be considered a "termination payment" under the Notional Principal Contract Regulations allocable to that Principal Certificate. A holder of such Principal Certificate will have gain or loss from such a termination of a Basis Risk Contract equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Cap Premium paid (or deemed paid) by the beneficial owner upon entering into or acquiring its interest in a Basis Risk Contract.

      Gain or loss realized upon the termination of a Basis Risk Contract will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section 582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

      As of the closing date, the Basis Risk Contract components are expected to have a de minimis value.


                                     S-115
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      A beneficial owner's ability to recognize a net deduction with respect to the Basis Risk Contract component of a Principal Certificate or any such guarantee payment may be limited under Sections 67 and/or 68 of the Code in the case of (1) estates and trusts and (2) individuals owning an interest in such component directly or through a "pass-through entity" (other than in connection with such individual's trade or business). Pass-through entities include partnerships, S corporations, grantor trusts and non-publicly offered regulated investment companies, but do not include estates, nongrantor trusts, cooperatives, real estate investment trusts and publicly offered regulated investment companies. Further, such a beneficial owner will not be able to recognize a net deduction with respect to the Basis Risk Contract component in computing the beneficial owner's alternative minimum tax liability. Because a beneficial owner of a Principal Certificate will be required to include in income the amount deemed to have been paid by such owner pursuant to the Basis Risk Contract but may not be able to deduct that amount from income, a beneficial owner of a Principal Certificate may have income that exceeds cash distributions on the Principal Certificate, in any period and over the term of the Principal Certificate. As a result, the Principal Certificates may not be a suitable investment for any taxpayer whose net deduction with respect to the Basis Risk Contract would be subject to the limitations described above. Subject to the foregoing, if for any year the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess is allowable as an ordinary deduction.

Other Matters

      For a discussion of information reporting, backup withholding and taxation of foreign investors in the Principal Certificates, see "Federal Income Tax Consequences--Administrative Matters" and "--Taxation of Certain Foreign Investors" in the prospectus.

                              STATE AND LOCAL TAXES

      The depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Principal Certificates under the tax laws of any state or local jurisdiction. Investors considering an investment in the Principal Certificates may wish to consult their own tax advisors regarding these tax consequences.

                              ERISA CONSIDERATIONS

      The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code, impose requirements on employee benefit plans subject to Title I of ERISA, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities and Keogh plans, as well as on collective investment funds, separate accounts and other entities in which such plans, accounts or arrangements are invested (collectively, the "Plans") and on persons who bear certain relationships to such Plans. See "ERISA Considerations" in the prospectus.

      The U.S. Department of Labor (the "DOL") has granted to Barclays Capital Inc. an administrative exemption (Final Authorization Number 2004-03E (2004)) (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include secured residential, commercial, and home equity loans such as the mortgage loans in the issuing entity. The Exemption provides exemptive relief to certificates, including Subordinated Certificates, rated in the four highest generic rating categories in certain designated transactions, provided the conditions of the Exemption are met. The Exemption will apply to the acquisition, holding and resale of the Class A Certificates (the "ERISA


                                     S-116
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Eligible Certificates") by an ERISA Plan, provided that specific conditions
(certain of which are described below) are met.

      Among the conditions which must be satisfied for the Exemption, as amended, to apply to the ERISA Eligible Certificates are the following:

            (i) The acquisition of the ERISA Eligible Certificates by a Plan is on terms (including the price for the ERISA Eligible Certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

            (ii) Where the current combined loan-to-value ratios of the mortgage loans exceed 100% but not 125%, the ERISA Eligible Certificates must have received a rating at the time of such acquisition that is one of the two highest generic rating categories from Fitch, Moody's or S&P and such certificates are not subordinated to any other class of certificates issued by the trust;

            (iii) The trustee is not an affiliate of any other member of the Restricted Group (as defined below) other than an underwriter;

            (iv) The sum of all payments made to and retained by the underwriters in connection with the distribution of the ERISA Eligible Certificates represents not more than reasonable compensation for underwriting the ERISA Eligible Certificates. The sum of all payments made to and retained by the depositor pursuant to the sale of the ERISA Eligible Certificates to the issuing entity represents not more than the fair market value of such mortgage loans. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services under the pooling and servicing agreement and reimbursement of the servicer's reasonable expenses in connection with its services; and

            (v) The Plan investing in the ERISA Eligible Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

      Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest prohibited transactions that may arise when a Plan fiduciary causes a Plan to acquire certificates in a issuing entity containing receivables on which the fiduciary (or its affiliate) is an obligor only if, among other requirements, (i) in the case of the acquisition of ERISA Eligible Certificates in connection with the initial issuance, at least 50% of each class of ERISA Eligible Certificates and at least 50% of the aggregate interests in the issuing entity are acquired by persons independent of the Restricted Group (as defined below), (ii) the Plan's investment in ERISA Eligible Certificates does not exceed 25% of each class of ERISA Eligible Certificates outstanding at the time of the acquisition, (iii) immediately after the acquisition, no more than 25% of the assets of any Plan for which the fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity, and (iv) the fiduciary or its affiliate is an obligor with respect to obligations representing no more than 5% of the fair market value of the obligations in the issuing entity. This relief is not available to Plans sponsored by the depositor, either underwriter, the trustee, the servicer, any obligor with respect to mortgage loans included in the issuing entity constituting more than 5% of the aggregate unamortized principal balance of the assets in the issuing entity, or any affiliate of such parties (the "Restricted Group").

      The depositor believes that the Exemption will apply to the acquisition and holding by Plans of the ERISA Eligible Certificates sold by the underwriters and that all conditions of the Exemption other than those within the control of the investors have been met. In addition, as of the date of this prospectus


                                     S-117
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supplement, there is no obligor with respect to mortgage loans included in the issuing entity constituting more than 5% of the aggregate unamortized principal balance of the assets of the issuing entity.

      Each purchaser that is a Plan or that is investing on behalf of or with plan assets of a Plan in reliance on the Exemption will be deemed to represent that it qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act.

      The rating of a certificate may change. If a class of certificates no longer has a rating of at least AA- or its equivalent, then certificates of that class will no longer be eligible for relief under the Exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the certificates when it had a permitted rating would not be required by the Exemption to dispose of it).

      Employee benefit plans that are governmental plans (as defined in section 3(32) of ERISA) and certain church plans (as defined in section 3(33) of ERISA) are not subject to ERISA requirements. However, such plans may be subject to applicable provisions of other federal and state laws materially similar to the provisions of ERISA or the Code (any such applicable law, "Similar Law").

      Because the Subordinated Certificates are subordinated to the Class A Certificates and because some of the mortgage loans have current combined loan-to-value ratios in excess of 100%, the purchase and holding of the Subordinated Certificates or any interest therein by or on behalf of a Plan could result in a prohibited transaction under ERISA and Section 4975 of the Code and the imposition of excise taxes pursuant to Section 4975 of the Code or a similar violation of Similar Law. Accordingly, except as provided in the next paragraph, neither the Subordinated Certificates nor any interest therein may be transferred to any investor who is, or who is acquiring such Subordinated Certificates directly or indirectly for, on behalf of or with the assets of, a Plan.

      The Subordinated Certificates may not be transferred unless the transferee has delivered (i) a representation letter to the securities administrator stating that either the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or subject to the conditions described above under "ERISA Restrictions on Transfer of the Subordinated Certificates", the source of funds used to purchase the Subordinated Certificates is an "insurance company general account" or (ii) an opinion of counsel and such other documentation as described above under "ERISA Restrictions on Transfer of the Subordinated Certificates". Any transferee of a Subordinated Certificate that does not comply with either clause (i) or clause
(ii) of the preceding sentence will be deemed to have made one of the representations described in clause (i) of the preceding sentence.

      Any Plan fiduciary who proposes to cause a Plan to purchase ERISA Eligible Certificates should consult with its own counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of ERISA Eligible Certificates. Assets of a Plan or individual retirement account should not be invested in the ERISA Eligible Certificates unless it is clear that the assets of the issuing entity will not be plan assets or unless it is clear that the Exemption will apply and exempt all potential prohibited transactions.

                                LEGAL INVESTMENT

      The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA. The appropriate characterization of the Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Offered Certificates, is subject to significant interpretive uncertainties.

      No representations are made as to the proper characterization of the Offered Certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. The uncertainties


                                     S-118
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described above (and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of the Offered Certificates.

      Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities are encouraged to consult with their own legal advisors in determining whether and to what extent, the Offered Certificates will constitute legal investments for them or are subject to investment, capital, or other restrictions.

      See "Legal Investment" in the prospectus.



                                     S-119
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                                  LEGAL MATTERS

      The validity of the certificates and certain federal income tax matters will be passed upon for the depositor and the underwriters by Cadwalader, Wickersham & Taft LLP, New York, New York.

                          REPORTS TO CERTIFICATEHOLDERS

      The trustee or such other party that may be identified in this prospectus supplement will prepare and forward to the certificateholders statements containing information with respect to principal and interest payments and Securitized Asset Backed Receivables LLC Trust 2006- CB1, the issuing entity, as is described in this prospectus supplement. See "Description of the Certificates--Reports to Certificateholders" in this prospectus supplement. Copies of these statements will be filed with the SEC through its EDGAR system located at "http://www.sec.gov" under the name of "Securitized Asset Backed Receivables LLC Trust 2006-CB1" as an exhibit to the monthly distribution reports on Form 10-D for the certificates for so long as Securitized Asset Backed Receivables LLC Trust 2006-CB1 is subject to the reporting requirement of the Securities Exchange Act of 1934, as amended. In addition, the servicer will be required to furnish to the trustee or the depositor, as applicable, the compliance statements, assessments of compliance with servicers criteria and related accountants' attestation reports detailed under "Pooling and Servicing Agreement--Servicer Reports." Copies of these statements and reports will be filed with the SEC under the name of the related issuing entity as an exhibit to such issuing entity's annual statement on Form 10-K for the related series of securities.

                                     RATINGS

      In order to be issued, the Offered Certificates must be assigned ratings not lower than the following by Fitch, Moody's, S&P and DBRS:

               Class      Fitch      Moody's       S&P       DBRS
             ---------  ---------   ---------   ---------  ---------
             AV-1          AAA         Aaa         AAA        AAA
             AF-1          AAA         Aaa         AAA        AAA
             AF-2          AAA         Aaa         AAA        AAA
             AF-3          AAA         Aaa         AAA        AAA
             AF-4          AAA         Aaa         AAA        AAA
             M-1           AA+         Aa1         AA+     AA(high)
             M-2           AA+         Aa2          AA        AA
             M-3            AA         Aa3         AA-      AA(low)
             M-4            AA          A1         AA-      AA(low)
             M-5            A+          A2          A+      A(high)
             M-6            A           A3          A          A
             B-1            A-         Baa1         A-      A(low)
             B-2           BBB+        Baa2        BBB+    BBB(high)

      A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the certificates. The ratings on the Offered Certificates do not, however, take into account the existence of the Interest Rate Cap Agreements or constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of the Basis Risk Carry Forward Amount or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield. Explanations of the significance of such ratings may be obtained from Fitch, Inc., One State Street Plaza, New York, New York 10007, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Standard & Poor's Ratings Services, 55 Water Street, New York,

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New York 10041 and Dominion and Bond Rating Service, 55 Broadway, 15th Floor,
New York, New York 10006.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. Fitch, Moody's, S&P and DBRS will monitor the ratings assigned to the Offered Certificates while the Offered Certificates remain outstanding. In the event that the ratings initially assigned to any of the Offered Certificates by Fitch, Moody's, S&P or DBRS are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.

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                                    GLOSSARY

      The following terms have the meanings given below when used in this prospectus supplement.

      "Accrued Certificate Interest" means, for each class of Principal Certificates on any distribution date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such distribution date at the related Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Relief Act, as described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Administrative Fee Rate" means, with respect to any mortgage loan, a per annum rate equal to the sum of the servicing fee rate, and the fee rate for the trustee fee. The Administrative Fee Rate is not expected to exceed 0.503%. See "The Pooling and Servicing Agreement--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" and "Description of the Certificates--Administration Fees" in this prospectus supplement.

       "Adjustment Date" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Applied Realized Loss Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Available Funds" means, with respect to any distribution date, the sum of the following amounts, to the extent received by the trustee, with respect to the mortgage loans, net of amounts payable or reimbursable to the depositor, the servicer and the trustee: (i) the aggregate amount of monthly payments on the mortgage loans due on the related due date and received by the servicer on or prior to the related Determination Date, after deduction of the servicing fee in respect of prior distribution dates and the trustee fee for that distribution date, together with any related P&I Advance; (ii) certain unscheduled payments in respect of the mortgage loans received by the servicer during the related Prepayment Period, including prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and Subsequent Recoveries, but excluding Prepayment Premiums; (iii) Compensating Interest payments from the servicer to the trustee in respect of prepayment interest shortfalls for that distribution date; (iv) the proceeds from repurchases of mortgage loans, and any Substitution Adjustment Amounts received in connection with substitutions for mortgage loans, with respect to that distribution date; and (v) the proceeds of any optional clean-up call. The holders of the Class N and Class X certificates will be entitled to all Prepayment Premiums received on the mortgage loans and such amounts will not be part of Available Funds or available for distribution to the holders of the Principal Certificates.

      "AVM" has the meaning set forth in "The Mortgage Loan Pool--Underwriting Guidelines" in this prospectus supplement.

      "Barclays" means Barclays Bank PLC.

      "Basic Principal Distribution Amount" means, with respect to any distribution date, the excess of (i) the aggregate Principal Remittance Amount for that distribution date over (ii) the Excess Subordinated Amount, if any, for that distribution date.

      "Basis Risk Carry Forward Amount" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

      "Basis Risk Contracts" has the meaning set forth in "Federal Income Tax Considerations--Taxation of Regular Interests" in this prospectus supplement.

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      "Basis Risk Payment" has the meaning set forth in "Description of the
Certificates--Excess Reserve Fund Account" in this prospectus supplement.

      "Class A" means, collectively, the Class AV-1, Class AF-1, Class AF-2, Class AF-3 and Class AF-4 certificates.

      "Class A Certificate Group" means either the Group I Class A Certificates or the Group II Class A Certificates, as applicable.

           "Class A Principal Allocation Percentage" for any distribution date is the percentage equivalent of a fraction, determined as follows:

            (1) with respect to the Group I Class A Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that distribution date that is attributable to the principal received or advanced on the Group I mortgage loans and the denominator of which is the Principal Remittance Amount for that distribution date; and

            (2) with respect to the Group II Class A Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that distribution date that is attributable to the principal received or advanced on the Group II mortgage loans and the denominator of which is the Principal Remittance Amount for that distribution date.

      "Class A Principal Distribution Amount" with respect to any distribution date is the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount.

      "Class B" means, collectively, the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates.

      "Class B-1 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date) (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that distribution date)and (h) the Class Certificate Balance of the Class B-1 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 86.20% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over approximately $4,237,335.

      "Class B-2 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal

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Distribution Amount for that distribution date), (d) the Class Certificate
Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that distribution date), (h) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that distribution date) and (i) the Class Certificate Balance of the Class B-2 certificates immediately prior to that distribution date over (ii) the lesser of
(a) approximately 88.80% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over approximately $4,237,335.

      "Class B-3 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that distribution date), (h) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that distribution date), (i) the Class Certificate Balance of the Class B-2 certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount for that distribution date) and (j) Class Certificate Balance of the Class B-3 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 90.80% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over approximately $4,237,335.

      "Class B-4 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that distribution date), (h) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for

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that distribution date), (i) the Class Certificate Balance of the Class B-2 certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount for that distribution date), (j) the Class Certificate Balance of the Class B-3 certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount for that distribution date), and (k) the Class Certificate Balance of the Class B-4 certificates immediately prior to that distribution date over (ii) the lesser of
(a) approximately 93.50% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over approximately $4,237,335.

      "Class B-5 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that distribution date), (h) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that distribution date), (i) the Class Certificate Balance of the Class B-2 certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount for that distribution date), (j) the Class Certificate Balance of the Class B-3 certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount for that distribution date), (k) the Class Certificate Balance of the Class B-4 certificates (after taking into account the distribution of the Class B-4 Principal Distribution Amount for that distribution date), and (l) the Class Certificate Balance of the Class B-5 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 95.60% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over approximately $4,237,335.

      "Class Certificate Balance" means, with respect to any class of Principal Certificates as of any distribution date, the aggregate principal amount of that class upon initial issuance on the closing date reduced by the sum of (i) all amounts previously distributed to holders of certificates of that class as distributions of principal and (ii) in the case of any class of Subordinated Certificates, the amount of any Applied Realized Loss Amounts previously allocated to that class of Subordinated Certificates; provided, however, that immediately following the distribution date on which a Subsequent Recovery is distributed, the Class Certificate Balance of any class or classes of Subordinated Certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of any Subsequent Recoveries distributed on such distribution date (up to the amount of Unpaid Realized Loss Amount for such class or classes for that distribution date).

      "Class M" means, collectively, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates.

      "Class M-1 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date) and

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(b) the Class Certificate Balance of the Class M-1 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 63.00% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over approximately $4,237,335.

      "Class M-2 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date) and (c) the Class Certificate Balance of the Class M-2 certificates immediately prior to that distribution date over (ii) the lesser of
(a) approximately 69.40% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over approximately $4,237,335.

      "Class M-3 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date) and (d) the Class Certificate Balance of the Class M-3 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 73.30% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over approximately $4,237,335.

      "Class M-4 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date) and (e) the Class Certificate Balance of the Class M-4 certificates immediately prior to that distribution date over (ii) the lesser of
(a) approximately 76.90% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over approximately $4,237,335.

      "Class M-5 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date) and (f) the Class Certificate Balance of the Class M-5 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 80.30% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over approximately $4,237,335.

      "Class M-6 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date) and (g) the Class Certificate Balance of the Class M-6 certificates immediately prior to that distribution date over (ii) the lesser of
(a) approximately 83.40% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over approximately $4,237,335.

      "Code" has the meaning set forth in "Federal Income Tax Considerations" in this prospectus supplement.

      "Combined loan-to-value ratio" has the meaning set forth in "The Mortgage Loan Pool--General" in this prospectus supplement.

      "Compensating Interest" has the meaning set forth in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement.

      "Condemnation Proceeds" means all awards or settlements in respect of a mortgaged property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

      "Credit Scores" has the meaning set forth in "The Mortgage Loan Pool--Credit Scores" in this prospectus supplement.

      "Cumulative Loss Percentage" means, with respect to any distribution date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred from the cut-off date to the last day of the calendar month preceding the month in which such distribution date occurs and the denominator of which is the cut-off date pool principal balance of the mortgage loans.

      "Cumulative Loss Trigger Event" means, with respect to any distribution date indicated below, the circumstances in which the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                Distribution Date Occurring In            Loss Percentage
            --------------------------------------       -----------------
            February 2008 through January  2009                1.25%
            February 2009 through January  2010                2.75%
            February 2010 through January  2011                4.25%
            February 2011 through January  2012                5.50%
            February 2012 and thereafter                       5.75%

      "DBRS" means Dominion Bond Rating Service, Inc.

      "Delinquency Trigger Event" with respect to any distribution date means the circumstances in which the quotient (expressed as a percentage) of (x) the rolling six month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more Delinquent (including mortgage loans in foreclosure, mortgage loans related to REO property and mortgage loans where the mortgagor has filed for bankruptcy) and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds 36.50% of the prior period's Senior Enhancement Percentage.

      "Delinquent" has the meaning set forth in "The Mortgage Loan Pool-General" in this prospectus supplement.

      "Determination Date" means, with respect to each Servicer Remittance Date, the 18th day (or if that day is not a business day, the immediately preceding business day) in the calendar month in which that Servicer Remittance Date occurs.

      "DOL" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Due Period" means, with respect to any distribution date, the period commencing on the second day of the calendar month preceding the month in which that distribution date occurs and ending on the first day of the calendar month in which that distribution date occurs.

      "ERISA" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "ERISA Eligible Certificates" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Excess Reserve Fund Account" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

      "Excess Subordinated Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Exemption" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Extra Principal Distribution Amount" means, as of any distribution date, the lesser of (x) the related Total Monthly Excess Spread for that distribution date and (y) the related Subordination Deficiency for that distribution date.

      "Fitch" means Fitch, Inc.

      "Fixed-Rate Certificates" means the Group II Class A Certificates and the Class B-4 and Class B-5 certificates.

      "Gross Margin" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Group I Class A Certificates" means the AV-1 certificates.

      "Group I Net WAC Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Group I Maximum Rate Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Group I Principal Distribution Amount" with respect to any distribution date is the excess of (a) the aggregate Class Certificate Balance of the Group I Certificates immediately prior to that distribution date over (b) the lesser of
(x) approximately 56.20% of the aggregate Stated Principal Balance of the Group I mortgage loans for that distribution date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Group I mortgage loans for that distribution date over approximately $1,932,879.

      "Group I Senior Cap Agreement" has the meaning set forth in "Description of the Certificates--Interest Rate Cap Agreements" in this prospectus supplement.

      "Group I Senior Interest Rate Cap Payment" means, for the first 33 distribution dates, the amount, if any, equal to the product of (a) the excess, if any, of the lesser of (i) the 1-month LIBOR rate (as determined pursuant to the Group I Senior Cap Agreement) as of that distribution date and (ii) a cap ceiling rate of 9.760% over a specified cap strike rate (ranging from [6.198% to 9.609%)], calculated on an "actual/360" basis and (b) the lesser of (i) the Group I Senior Cap Agreement notional balance set forth on Annex II to this prospectus supplement for that distribution date and (ii) the Class Certificate Balance of the Class AV-1 Certificates.

      "Group II Class A Certificates" means the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 certificates, collectively.

      "Group II Maximum Rate Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Group II Net WAC Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Group II Principal Distribution Amount" with respect to any distribution date is the excess of (a) the aggregate Class Certificate Balance of the Group II Certificates immediately prior to that distribution date over (b) the lesser of (x) approximately 56.20% of the aggregate Stated Principal Balance of the Group II mortgage loans for that distribution date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Group II mortgage loans for that distribution date over approximately $2,304,456.

      "Group Subordinate Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Initial Cap" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Insurance Proceeds" means, with respect to each mortgage loan, proceeds of insurance policies insuring the mortgage loan or the related mortgaged property.

      "Interest Accrual Period" means, for any distribution date and (i) the LIBOR Certificates, the period commencing on the immediately preceding distribution date (or, for the initial distribution date, the closing date) and ending on the day immediately preceding the current distribution date and (ii) the Fixed-Rate Certificates, the period from and including the first day of the calendar month immediately preceding the month in which such Distribution Date occurs, commencing January 1, 2006, to and including the last day of that month, on the basis of a 360-day year consisting of twelve 30-day months.

      "Interest Rate Cap Agreements" has the meaning set forth in "Description of the Certificates--Interest Rate Cap Agreements" in this prospectus supplement.

      "Interest Rate Cap Payment" means, for any distribution date, any Group I Senior Interest Rate Cap Payment or any Mezzanine/Class B Interest Rate Cap Payment.

      "Interest Remittance Amount" means, with respect to any distribution date and the mortgage loans in a loan group, that portion of Available Funds attributable to interest relating to mortgage loans in that mortgage loan group.

      "IRS" means the Internal Revenue Service.

      "LIBOR Determination Date" means, with respect to any Interest Accrual Period, the second London business day preceding the commencement of that Interest Accrual Period. For purposes of determining One-Month LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

      "Liquidation Proceeds" means any cash received in connection with the liquidation of a defaulted mortgage loan, whether through a trustee's sale, foreclosure sale or otherwise.

      "Loan Index" means the Six-Month LIBOR Loan Index.

      "Lower-Tier REMIC" has the meaning set forth in "Federal Income Tax Considerations--General" in this prospectus supplement.

      "Maximum Rate" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Mezzanine/Class B Interest Rate Cap Agreement" has the meaning set forth in "Description of the Certificates--Interest Rate Cap Agreements" in this prospectus supplement.

      "Mezzanine/Class B Interest Rate Cap Payment" means, for the first 33 distribution dates, the amount, if any, equal to the product of (a) the excess, if any, of the lesser of (i) the 1-month LIBOR rate (as determined pursuant to the Mezzanine/Class B Interest Rate Cap Agreement) as of that distribution date and (ii) a cap ceiling rate of 9.304% over a specified cap strike rate (ranging from [5.554% to 9.110%]), calculated on an "actual/360" basis and (b) the lesser of (i) the Mezzanine/Class B Interest Rate Cap Agreement notional balance set forth on Annex II to this prospectus supplement for that distribution date and
(ii) the Class Certificate Balance of the Class M, Class B-1 and Class B-2 certificates.

      "Minimum Rate" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Moody's" means Moody's Investors Service, Inc.

      "Net Monthly Excess Cash Flow" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Offered Certificates" has the meaning set forth in "Description of the Certificates" in this prospectus supplement.

      "One-Month LIBOR" means, as of any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on that date. If the rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars were offered by the Reference Banks at approximately 11:00 a.m. (London time) on that day to prime banks in the London interbank market. The trustee will be required to request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the trustee, after consultation with the depositor, at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

      "Owner-financed Mortgage Loans" has the meaning set forth in "The Mortgage Loan Pool--Underwriting Guidelines" in this prospectus supplement.

      "P&I Advances" means advances made by the servicer (including the trustee as successor servicer or any other successor servicer) on each distribution date with respect to delinquent payments of interest and principal on the mortgage loans, less the servicing fee.

      "Pass-Through Rate" has the meaning set forth in "Description of Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Periodic Cap" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Plan" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Pool Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Prepayment Period" means, with respect to any distribution date and unscheduled receipts of principal, the prior calendar month in which that distribution date occurs.

      "Prepayment Premium" has the meaning set forth in "The Mortgage Loan Pool--Prepayment Premiums" in this prospectus supplement.

      "Principal Certificates" means the Offered Certificates, the Class B-3 certificates, the Class B-4 certificates, and the Class B-5 certificates.

      "Principal Distribution Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Principal Remittance Amount" means, with respect to any distribution date, to the extent of funds available for distribution as described in this prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled

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payment of principal on a mortgage loan due during the related Due Period and received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date; (ii) all full and partial principal prepayments received during the related Prepayment Period;
(iii) all net Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and Subsequent Recoveries received on the mortgage loans and allocable to principal; (iv) the portion allocable to principal of the proceeds from the repurchases of mortgage loans that are distributable on that distribution date;
(v) the Substitution Adjustment Amounts received in connection with the substitution of any mortgage loan as of that distribution date; and (vi) the allocable portion of the proceeds received with respect to any optional clean-up call (to the extent they relate to principal).

      "Realized Loss" is the excess of the scheduled principal balance of a defaulted mortgage loan over the net liquidation proceeds with respect to that mortgage loan that are allocated to principal.

      "Record Date" means, (i) with respect to the LIBOR Certificates, the business day immediately preceding the related distribution date, unless the LIBOR Certificates are issued in definitive form, in which case the Record Date will be the last business day of the month immediately preceding the related distribution date and (ii) with respect to the Fixed-Rate Certificates, the last business day of the calendar month immediately preceding the related distribution date.

      "Reference Banks" means leading banks selected by the trustee, after consultation with the depositor, and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

      "Relief Act" means the Servicemembers Civil Relief Act and any similar state statutes.

      "Restricted Group" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "S&P" means Standard and Poor's Rating Services, a division of The McGraw-Hill Companies, Inc.

      "Senior Enhancement Percentage" means, for any distribution date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balances of the Class M and Class B certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that distribution date) by (y) the aggregate Stated Principal Balance of the mortgage loans for that distribution date.

      "Senior Specified Enhancement Percentage" on any date of determination is approximately 43.80%.

      "Servicer Remittance Date" will be the business day immediately preceding each distribution date.

      "Similar Law" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Six-Month LIBOR Loan Index" has the meaning set forth in "The Mortgage Loan Pool--The Index" in this prospectus supplement.

      "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as amended.

      "Special Hazard Losses" are generally Realized Losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) that are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies.

      "Specified Subordinated Amount" means, prior to the Stepdown Date, an amount equal to 2.20% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date. On and after the Stepdown Date, an amount equal to 4.40% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date, subject to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date; provided, however, that if, on any distribution date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified Subordinated Amount until the distribution date on which a Trigger Event no longer exists. When the Class Certificate Balance of each class of Principal Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.

      "Stated Principal Balance" means, as to any mortgage loan and as of any date of determination, (i) the principal balance of the mortgage loan at the cut-off date after giving effect to payments of principal due on or before such date (whether or not received), minus (ii) all amounts previously remitted to the trustee with respect to the related mortgage loan representing payments or recoveries of principal, including advances in respect of scheduled payments of principal. For purposes of any distribution date, the Stated Principal Balance of any mortgage loan will give effect to any scheduled payments of principal received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Prepayment Period, and the Stated Principal Balance of any mortgage loan that has prepaid in full or has been liquidated during the related Prepayment Period will be zero.

      "Stepdown Date" means the later to occur of (i) the earlier to occur of
(a) the distribution date in February 2009 and (b) the distribution date following the distribution date on which the aggregate Class Certificate Balances of the Class A certificates have been reduced to zero and (ii) the first distribution date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that distribution date but prior to any applications of Principal Distribution Amount to the certificates on that distribution date) is greater than or equal to the Senior Specified Enhancement Percentage.

      "Subordinate Maximum Rate Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Subordinate Net WAC Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Subordinated Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Subordinated Certificates" means any of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 certificates.

      "Subordination Deficiency" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Subordination Reduction Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Subsequent Recovery" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Substitute Mortgage Loan" means a mortgage loan substituted by the sponsor for a mortgage loan that is in breach of the sponsor's representations and warranties regarding the mortgage loans, which must, on the date of such substitution (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the mortgage loan in breach; (ii) be accruing interest at a rate not lower than and not more than 1% higher than that of the mortgage loan in breach; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the mortgage loan in breach;
(iv) be of the same type as the mortgage loan in breach; and (v) comply with each representation and warranty made by the sponsor.

      "Substitution Adjustment Amount" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

      "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Service (or any other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

      "Total Monthly Excess Spread" as to any distribution date equals the excess, if any, of (a) the interest on the mortgage loans received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date, net of the servicing fee and the trustee fee (together with certain state taxes imposed on those premiums), over (b) the sum of (x) the amounts paid to the classes of certificates pursuant to clause (i) under the eighth full paragraph of "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Trigger Event" means either a Cumulative Loss Trigger Event or a Delinquency Trigger Event.

      "Unpaid Interest Amount" for any class of certificates and any distribution date will equal the sum of (a) the portion of Accrued Certificate Interest from distribution dates prior to the current distribution date remaining unpaid immediately prior to the current distribution date, and (b) interest on the amount in clause (a) above at the applicable Pass-Through Rate (to the extent permitted by applicable law).

      "Unpaid Realized Loss Amount" means, with respect to any class of Class M or Class B certificates and as to any distribution date, is the excess of (i) the Applied Realized Loss Amounts with respect to that class over (ii) the sum of (a) all distributions in reduction of Applied Realized Loss Amounts on all previous distribution dates, and (b) the amount by which the Class Certificate Balance of such class has been increased due to the receipt and distribution of any Subsequent Recovery on all previous distribution dates. Any amounts distributed to a class of Subordinated Certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Class Certificate Balance of that class.

      "Upper-Tier REMIC" has the meaning set forth in "Federal Income Tax Considerations--General" in this prospectus supplement.

                                     ANNEX I

           CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

      A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a "non-U.S. holder") holding a book-entry certificate through Clearstream, societe anonyme, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a "U.S. withholding agent") establishing an exemption from withholding. A non-U.S. holder may be subject to withholding unless each U.S. withholding agent receives:

      1. from a non-U.S. holder that is classified as a corporation for U.S. federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS Form W-8BEN (or any successor form);

      2. from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the Offered Certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

      3. from a non-U.S. holder that is classified as a partnership for U.S. federal income tax purposes, a duly completed and executed IRS Form W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

      4. from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of an Offered Certificate):

            (a) if the intermediary is a "qualified intermediary" within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury Regulations (a "qualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

                  (i) stating the name, permanent residence address and qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the qualified intermediary is created, incorporated or governed,

                  (ii) certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations,

                  (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is not acting for its own account but is acting as a qualified intermediary, and

                  (iv) providing any other information, certifications, or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information and certifications described in section 1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the
                        U.S. Treasury Regulations; or

            (b) if the intermediary is not a qualified intermediary (a "nonqualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

                  (i) stating the name and permanent residence address of the nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed,

                  (ii) certifying that the nonqualified intermediary is not acting for its own account,

                  (iii) certifying that the nonqualified intermediary has
                        provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners, and

                  (iv) providing any other information, certifications or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury Regulations; or

      5. from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the Offered Certificate, either an IRS Form W-8BEN or W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

      All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S. Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

      In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, societe anonyme, Euroclear or DTC may be subject to backup withholding unless the holder--

                  (i) provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S. holder;

                  (ii) provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

                  (iii) can be treated as an "exempt recipient" within the
                        meaning of section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a corporation or a financial institution such as a bank).

      This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                    ANNEX II

                           INTEREST RATE CAP SCHEDULES

                            Group I Senior Cap Agreement            Mezzanine/Class B Cap Agreement
                       --------------------------------------   --------------------------------------

                          Notional                                  Notional
 Distribution Date       Amount ($)     Strike %*   Ceiling %      Amount ($)    Strike %*   Ceiling %
--------------------- ---------------- ----------- ----------   --------------- ----------- ----------
February 2006          301,915,000.00    [6.406]      9.760      138,137,000.00   [5.760]      9.304
March 2006             298,596,614.72    [6.882]      9.760      138,137,000.00   [6.221]      9.304
April 2006             294,413,493.01    [6.198]      9.760      138,137,000.00   [5.554]      9.304
May 2006               289,369,604.23    [6.414]      9.760      138,137,000.00   [5.763]      9.304
June 2006              283,473,899.17    [6.199]      9.760      138,137,000.00   [5.558]      9.304
July 2006              276,742,415.13    [6.414]      9.760      138,137,000.00   [5.766]      9.304
August 2006            269,197,817.19    [6.199]      9.760      138,137,000.00   [5.558]      9.304
September 2006         260,874,626.38    [6.200]      9.760      138,137,000.00   [5.558]      9.304
October 2006           251,870,047.03    [6.418]      9.760      138,137,000.00   [5.770]      9.304
November 2006          242,241,313.70    [6.228]      9.760      138,137,000.00   [5.576]      9.304
December 2006          232,767,500.59    [6.444]      9.760      138,137,000.00   [5.790]      9.304
January 2007           223,568,795.25    [6.229]      9.760      138,137,000.00   [5.581]      9.304
February 2007          214,637,172.13    [6.229]      9.760      138,137,000.00   [5.581]      9.304
March 2007             205,964,860.93    [6.923]      9.760      138,137,000.00   [6.255]      9.304
April 2007             197,544,317.83    [6.234]      9.760      138,137,000.00   [5.586]      9.304
May 2007               189,368,296.43    [6.469]      9.760      138,137,000.00   [5.806]      9.304
June 2007              181,430,143.56    [6.253]      9.760      138,137,000.00   [5.602]      9.304
July 2007              173,722,397.20    [6.469]      9.760      138,137,000.00   [5.813]      9.304
August 2007            166,226,749.74    [6.253]      9.760      138,137,000.00   [5.603]      9.304
September 2007         158,856,086.31    [6.254]      9.760      138,137,000.00   [5.605]      9.304
October 2007           146,798,333.68    [6.487]      9.760      138,137,000.00   [6.115]      9.304
November 2007          134,563,260.88    [8.005]      9.760      138,137,000.00   [7.410]      9.304
December 2007          123,014,837.34    [8.585]      9.760      138,137,000.00   [7.869]      9.304
January 2008           112,111,288.03    [8.293]      9.760      138,137,000.00   [7.586]      9.304
February 2008          101,858,154.74    [8.286]      9.760      138,137,000.00   [7.578]      9.304
March 2008             95,015,501.37     [8.870]      9.760      138,137,000.00   [8.146]      9.304
April 2008             88,910,268.94     [8.285]      9.760      138,137,000.00   [7.795]      9.304
May 2008               83,015,217.63     [9.498]      9.760      138,137,000.00   [8.810]      9.304
June 2008              77,332,780.57     [9.291]      9.760      138,137,000.00   [8.568]      9.304
July 2008              71,846,662.98     [9.604]      9.760      138,137,000.00   [8.873]      9.304
August 2008            66,548,875.58     [9.282]      9.760      138,137,000.00   [8.560]      9.304
September 2008         61,432,889.41     [9.278]      9.760      138,137,000.00   [8.556]      9.304
October 2008           56,492,403.36     [9.609]      9.760      138,137,000.00   [9.110]      9.304
November 2008                -              -           -                            -           -

* Based upon actual pricing levels, the strike may be adjusted on the pricing date by no more than +/-5% of the applicable strike rate.

                                   SCHEDULE A

                              COLLATERAL TERM SHEET


                              COLLATERAL STATISTICS


                       DESCRIPTION OF THE TOTAL COLLATERAL


--------------------------------------------------------------------------------------------------------------
                                             Collateral Summary
--------------------------------------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off
Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans.

                                                  Summary Statistics            Range (if applicable)
                                                  ------------------            ---------------------

Number of Mortgage Loans                                 3,640

Aggregate Current Principal Balance                 $847,466,907.38
Average Current Principal Balance                     $232,820.58            $15,402.63 to $1,172,587.36

Aggregate Original Principal Balance                $848,525,788.39
Average Original Principal Balance                    $233,111.48            $15,513.58 to $1,174,937.00

Fully Amortizing Mortgage Loans                         93.47%

1st Lien                                                98.82%

Weighted Avg. Gross Coupon                              6.959%                    4.625% to 14.500%

Weighted Avg. Original Term (months)                      357                         96 to 360
Weighted Avg. Remaining Term (months)                     354                         78 to 359

Weighted Avg. Margin(ARM Loans Only)                    5.980%                    2.140% to 11.375%

Weighted Avg. Maximum Rate (ARM Loans Only)             13.395%                   10.500% to 19.375%

Weighted Avg. Minimum Rate (ARM Loans Only)             5.274%                    0.000% to 12.375%

Weighted Avg. Combined Original LTV                     77.79%                     8.57% to 111.64%

Weighted Avg. Borrower FICO Score                         645                         457 to 829

Fixed Rate Mortgage Loans                                9.48%
Adjustable Rate Mortgage Loans                          90.52%

Prepayment Charges                                       90.11%

Seller-Financed Loans                                    0.26%

Geographic Distribution (Top 5)                    CA    54.47%
                                                   FL    10.08%
                                                   AZ     6.79%
                                                   NV     4.49%
                                                   WA     3.20%

                       DESCRIPTION OF THE TOTAL COLLATERAL

----------------------------------------------------------------------
                                 Collateral Type
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
COLLATERAL TYPE            LOANS      ($)              DATE
----------------------------------------------------------------------
1 YR TREASURY                  1        79,437.94      0.01
1 YR/6MO LIB                  27     6,781,041.21      0.80
1 YR/6MO LIB - IO              2       764,250.00      0.09
10 YR/6MO LIB - IO             1       125,552.00      0.01
2 YR/6MO LIB               1,129   251,319,319.43     29.66
2 YR/6MO LIB - BALLOON
15/30                         28     1,106,590.25      0.13
2 YR/6MO LIB - BALLOON
30/40                        149    36,387,063.76      4.29
2 YR/6MO LIB - IO          1,356   385,575,869.73     45.50
3 YR/6MO LIB                 134    27,148,059.24      3.20
3 YR/6MO LIB - BALLOON
30/40                         27     6,626,319.12      0.78
3 YR/6MO LIB - BALLOON
30/40 - IO                     1       216,000.00      0.03
3 YR/6MO LIB - IO            151    36,095,592.17      4.26
5 YR/6MO LIB                  12     2,159,108.94      0.25
5 YR/6MO LIB - BALLOON
30/40                          1       519,081.72      0.06
5 YR/6MO LIB - IO             34     8,986,982.50      1.06
6 MO LIB                       6     2,756,154.61      0.33
6 MO LIB - IO                  2       449,952.00      0.05
BALLOON 10/30                  1        47,154.21      0.01
BALLOON 15/30                180     7,811,554.65      0.92
BALLOON 30/40                 11     2,599,840.71      0.31
FIXED RATE                   371    66,367,598.69      7.83
FIXED RATE - IO               16     3,544,384.50      0.42
----------------------------------------------------------------------
Total:                      3,640   847,466,907.38      100.00
----------------------------------------------------------------------

                       DESCRIPTION OF THE TOTAL COLLATERAL

----------------------------------------------------------------------
          Principal Balance as of the Cut-Off Date
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
RANGE OF PRINCIPAL         OF         AS OF THE        AS OF
BALANCES AS OF THE         MORTGAGE   CUT-OFF DATE     THE CUT-OFF
CUT-OFF DATE ($)           LOANS      ($)              DATE
----------------------------------------------------------------------
0.01 - 25,000.00             13      274,194.60             0.03
25,000.01 - 50,000.00        186     7,031,392.19           0.83
50,000.01 - 100,000.00       204     15,931,705.32          1.88
100,000.01 - 150,000.00      509     65,105,243.79          7.68
150,000.01 - 200,000.00      682     120,159,284.26         14.18
200,000.01 - 250,000.00      628     141,894,798.72         16.74
250,000.01 - 300,000.00      533     146,113,530.42         17.24
300,000.01 - 350,000.00      361     116,618,041.18         13.76
350,000.01 - 400,000.00      206     76,806,117.12          9.06
400,000.01 - 450,000.00      118     50,011,691.18          5.90
450,000.01 - 500,000.00      97      46,111,438.60          5.44
500,000.01 - 550,000.00      51      26,782,144.25          3.16
550,000.01 - 600,000.00      17      9,742,629.07           1.15
600,000.01 - 650,000.00      18      11,396,537.70          1.34
650,000.01 - 700,000.00      4       2,688,641.13           0.32
700,000.01 - 750,000.00      3       2,164,564.16           0.26
750,000.01 - 800,000.00      5       3,887,660.76           0.46
800,000.01 - 850,000.00      1       816,000.00             0.10
850,000.01 - 900,000.00      2       1,780,000.00           0.21
950,000.01 - 1,000,000.00    1       978,705.57             0.12
1,150,000.01 - 1,200,000.00  1       1,172,587.36           0.14
----------------------------------------------------------------------
Total:                     3,640   847,466,907.38         100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                           Remaining Term to Maturity
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
REMAINING TERM             MORTGAGE   CUT-OFF DATE     THE CUT-OFF
TO MATURITY (MONTHS)       LOANS      ($)              DATE
----------------------------------------------------------------------
61 - 120                     5        233,952.75     0.03
121 - 180                  241     12,779,929.52     1.51
181 - 240                    9      1,082,146.80     0.13
241 - 300                    6        399,714.58     0.05
301 - 360                3,379    832,971,163.73    98.29
----------------------------------------------------------------------
Total:                   3,640    847,466,907.38   100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                            Mortgage Loan Age Summary
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF LOAN              MORTGAGE   CUT-OFF DATE     THE CUT-OFF
AGES (MONTHS)              LOANS      ($)              DATE
----------------------------------------------------------------------
1 - 6                       3,575    838,784,150.57    98.98
7 - 12                         38      5,060,961.11     0.60
13 - 18                         8        453,021.40     0.05
19 - 24                        19      3,168,774.30     0.37
----------------------------------------------------------------------
Total:                      3,640    847,466,907.38   100.00
----------------------------------------------------------------------

                       DESCRIPTION OF THE TOTAL COLLATERAL


----------------------------------------------------------------------
                                  Gross Coupons
----------------------------------------------------------------------
                                                    % OF
                                   PRINCIPAL        PRINCIPAL
                        NUMBER     BALANCE          BALANCE
                        OF         AS OF THE        AS OF
RANGE OF GROSS          MORTGAGE   CUT-OFF DATE     THE CUT-OFF
COUPONS (%)             LOANS      ($)              DATE
----------------------------------------------------------------------
4.500 - 4.999             1          330,000.00     0.04
5.000 - 5.499            32        9,744,891.53     1.15
5.500 - 5.999           295       86,319,993.36    10.19
6.000 - 6.499           657      177,628,646.38    20.96
6.500 - 6.999         1,012      259,643,728.59    30.64
7.000 - 7.499           519      119,296,255.01    14.08
7.500 - 7.999           464      102,528,386.60    12.10
8.000 - 8.499           194       35,665,160.60     4.21
8.500 - 8.999           159       31,420,876.81     3.71
9.000 - 9.499            56        9,202,671.71     1.09
9.500 - 9.999           112        8,150,552.46     0.96
10.000 - 10.499          40        2,561,997.17     0.30
10.500 - 10.999          62        3,080,624.12     0.36
11.000 - 11.499          16          829,666.47     0.10
11.500 - 11.999          12          554,556.49     0.07
12.000 - 12.499           6          399,250.35     0.05
13.000 - 13.499           1           20,863.82     0.00
13.500 - 13.999           1           26,470.13     0.00
14.500 - 14.999           1           62,315.78     0.01
----------------------------------------------------------------------
Total:                3,640      847,466,907.38   100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                     Combined Original Loan-to-Value Ratios
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
RANGE OF COMBINED          OF         AS OF THE        AS OF
ORIGINAL LOAN-TO-VALUE     MORTGAGE   CUT-OFF DATE     THE CUT-OFF
RATIOS (%)                 LOANS      ($)              DATE
----------------------------------------------------------------------
0.01 - 25.00                 12        1,255,039.60     0.15
25.01 - 30.00                 7          964,171.12     0.11
30.01 - 35.00                19        3,319,259.19     0.39
35.01 - 40.00                25        3,901,280.61     0.46
40.01 - 45.00                40        7,567,909.86     0.89
45.01 - 50.00                47        9,262,150.81     1.09
50.01 - 55.00                71       13,809,943.70     1.63
55.01 - 60.00               133       30,053,683.11     3.55
60.01 - 65.00               184       43,892,323.76     5.18
65.01 - 70.00               243       59,653,187.86     7.04
70.01 - 75.00               206       52,006,512.24     6.14
75.01 - 80.00             1,615      425,540,635.61    50.21
80.01 - 85.00               226       55,212,330.64     6.51
85.01 - 90.00               366       87,226,882.58    10.29
90.01 - 95.00               160       32,174,596.75     3.80
95.01 - 100.00              279       21,095,975.44     2.49
100.01 - 105.00               5          389,835.61     0.05
105.01 - 110.00               1           32,155.84     0.00
110.01 - 115.00               1          109,033.05     0.01
----------------------------------------------------------------------
Total:                    3,640      847,466,907.38   100.00
----------------------------------------------------------------------

                       DESCRIPTION OF THE TOTAL COLLATERAL

----------------------------------------------------------------------
                                   FICO Score
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF FICO              MORTGAGE   CUT-OFF DATE     THE CUT-OFF
SCORES                     LOANS      ($)              DATE
----------------------------------------------------------------------
Not Available                 5        488,896.91        0.06
450 - 499                     9        970,192.20        0.11
500 - 519                   124     25,402,698.41        3.00
520 - 539                   190     42,386,182.72        5.00
540 - 559                   215     48,053,396.97        5.67
560 - 579                   253     60,014,778.79        7.08
580 - 599                   261     57,993,271.18        6.84
600 - 619                   316     71,030,240.70        8.38
620 - 639                   432     91,210,651.89       10.76
640 - 659                   409     92,157,004.87       10.87
660 - 679                   324     73,301,163.54        8.65
680 - 699                   308     77,494,681.35        9.14
700 - 719                   275     68,637,133.61        8.10
720 - 739                   202     50,392,645.42        5.95
740 - 759                   172     48,082,570.35        5.67
760 - 779                   105     28,907,435.58        3.41
780 - 799                    31      8,516,347.79        1.00
800 - 819                     8      2,334,185.12        0.28
820 - 839                     1         93,429.98        0.01
----------------------------------------------------------------------
Total:                    3,640    847,466,907.38      100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                              Debt-to-Income Ratio
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF DEBT-TO-          MORTGAGE   CUT-OFF DATE     THE CUT-OFF
INCOME RATIOS (%)          LOANS      ($)              DATE
----------------------------------------------------------------------
Not Available              48        4,528,423.16       0.53
0.01 - 20.00               76       15,899,588.78       1.88
20.01 - 25.00              91       18,907,122.97       2.23
25.01 - 30.00             193       39,272,581.24       4.63
30.01 - 35.00             335       69,766,236.34       8.23
35.01 - 40.00             538      122,934,641.78      14.51
40.01 - 45.00             858      199,639,398.88      23.56
45.01 - 50.00           1,093      273,112,853.06      32.23
50.01 - 55.00             282       69,424,299.87       8.19
55.01 >=                  126       33,981,761.30       4.01
Total:                  3,640      847,466,907.38     100.00

                       DESCRIPTION OF THE TOTAL COLLATERAL


----------------------------------------------------------------------
                             Geographic Distribution
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
STATE                      LOANS      ($)              DATE
----------------------------------------------------------------------
California                1,554    461,617,885.36          54.47
Florida                     462     85,390,000.34          10.08
Arizona                     310     57,543,654.00           6.79
Nevada                      185     38,033,597.08           4.49
Washington                  127     27,099,460.89           3.20
Illinois                    115     23,305,285.42           2.75
Virginia                     90     19,045,745.55           2.25
Maryland                     77     18,265,553.32           2.16
Oregon                       78     12,908,797.64           1.52
New York                     43     12,012,389.92           1.42
Colorado                     47      8,354,214.80           0.99
Massachusetts                31      7,954,295.45           0.94
Michigan                     35      5,284,162.21           0.62
Utah                         38      5,186,440.26           0.61
New Jersey                   20      5,122,801.99           0.60
Connecticut                  29      4,720,049.84           0.56
Missouri                     33      4,451,876.93           0.53
Minnesota                    24      4,351,818.40           0.51
Georgia                      26      4,176,623.95           0.49
North Carolina               21      3,938,535.27           0.46
Pennsylvania                 29      3,886,133.48           0.46
Texas                        42      3,812,045.77           0.45
Indiana                      24      3,530,529.20           0.42
Tennessee                    27      3,483,123.59           0.41
Louisiana                    17      2,259,220.79           0.27
Ohio                         15      2,059,655.88           0.24
Delaware                      9      1,629,846.50           0.19
Mississippi                  11      1,610,091.48           0.19
South Carolina               12      1,582,448.04           0.19
Wisconsin                    10      1,531,138.94           0.18
Idaho                        11      1,329,364.86           0.16
Rhode Island                  6      1,264,532.09           0.15
Arkansas                     10      1,231,565.49           0.15
District of
Columbia                      6      1,111,272.89           0.13
Alabama                      12      1,038,178.29           0.12
New Mexico                    6        989,377.19           0.12
Alaska                        4        983,818.45           0.12
New Hampshire                 5        932,107.28           0.11
Kentucky                      8        861,700.93           0.10
Kansas                        5        823,446.45           0.10
Oklahoma                      8        646,701.83           0.08
West Virginia                 5        619,692.76           0.07
Maine                         4        605,353.01           0.07
Iowa                          4        476,851.83           0.06
Nebraska                      3        325,850.72           0.04
Hawaii                        1         43,714.79           0.01
Montana                       1         35,956.23           0.00
----------------------------------------------------------------------
Total:                    3,640    847,466,907.38         100.00
----------------------------------------------------------------------

                       DESCRIPTION OF THE TOTAL COLLATERAL


----------------------------------------------------------------------
                                Occupancy Status
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
OCCUPANCY STATUS*          LOANS      ($)              DATE
----------------------------------------------------------------------
Owner Occupied              3,424    801,962,177.10        94.63
Non-Owner
Occupied                      177     37,466,885.52         4.42
Second Home                    39      8,037,844.76         0.95
----------------------------------------------------------------------
Total:                      3,640    847,466,907.38       100.00
----------------------------------------------------------------------


*Based on mortgagor representation at origination.


----------------------------------------------------------------------
                               Documentation Type
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
DOCUMENTATION TYPE         LOANS      ($)              DATE
----------------------------------------------------------------------
Stated Income            1,481         366,509,036.17    43.25
Full                     1,606         351,287,256.40    41.45
None                       428          99,439,112.17    11.73
Limited                     65          15,867,007.18     1.87
Alternative                 59          14,349,092.83     1.69
Missing                      1              15,402.63     0.00
----------------------------------------------------------------------
Total:                   3,640         847,466,907.38   100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                                  Lien Position
----------------------------------------------------------------------
                                                   % OF
                                  PRINCIPAL        PRINCIPAL
                       NUMBER     BALANCE          BALANCE
                       OF         AS OF THE        AS OF
                       MORTGAGE   CUT-OFF DATE     THE CUT-OFF
LIEN POSITION          LOANS      ($)              DATE
----------------------------------------------------------------------
1st Lien               3,409    837,501,771.58       98.82
2nd Lien                 231      9,965,135.80        1.18
----------------------------------------------------------------------
Total:                 3,640    847,466,907.38      100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                                  Loan Purpose
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
PURPOSE                    LOANS      ($)              DATE
----------------------------------------------------------------------
Cash Out                 1,864         435,840,413.17    51.43
Purchase                 1,671         390,139,333.23    46.04
Rate Term
Refinance                  105          21,487,160.98     2.54
----------------------------------------------------------------------
Total:                   3,640         847,466,907.38   100.00
----------------------------------------------------------------------

                       DESCRIPTION OF THE TOTAL COLLATERAL

----------------------------------------------------------------------
                                  Property Type
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
PROPERTY TYPE              LOANS      ($)              DATE
----------------------------------------------------------------------
Single Family               2,751    636,590,882.34        75.12
Residence
PUD                           444    107,371,342.94        12.67
Condominium                   204     41,948,804.34         4.95
Two Family                    124     31,032,189.25         3.66
Four Family                    35     10,250,500.92         1.21
Three Family                   32      9,108,202.31         1.07
Condominium - Low
Rise                           38      8,858,056.41         1.05
Condominium - High
Rise                            9      2,099,246.61         0.25
Manufactured Housing            3        207,682.26         0.02
----------------------------------------------------------------------
Total:                      3,640    847,466,907.38       100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                             Prepayment Charge Term
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
PREPAYMENT CHARGE          MORTGAGE   CUT-OFF DATE     THE CUT-OFF
TERM AT ORGINATION         LOANS      ($)              DATE
----------------------------------------------------------------------
No Prepayment Penalty       437     83,827,765.46       9.89
Less Than 12 Months           5      1,636,714.78       0.19
12 Months                   195     54,356,991.43       6.41
24 Months                 2,257    546,596,746.34      64.50
30 Months                     1        207,421.77       0.02
36 Months                   708    150,679,043.22      17.78
60 Months                    37     10,162,224.38       1.20
----------------------------------------------------------------------
Total:                    3,640    847,466,907.38     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                               Conforming Balances
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
CONFORMING BALANCE         LOANS      ($)              DATE
----------------------------------------------------------------------
Conforming Loan           3,179    640,554,919.71      75.58
Balance
Non-conforming Loan
Balance                     461    206,911,987.67      24.42
----------------------------------------------------------------------
Total:                    3,640    847,466,907.38     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                               Delinquency Status
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
DELINQUENCY STATUS         LOANS      ($)              DATE
----------------------------------------------------------------------
Current                   3,640    847,466,907.38     100.00
----------------------------------------------------------------------
Total:                    3,640    847,466,907.38     100.00
----------------------------------------------------------------------

                       DESCRIPTION OF THE TOTAL COLLATERAL

----------------------------------------------------------------------
                                   Index Type
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
INDEX TYPE                 LOANS      ($)              DATE
----------------------------------------------------------------------
Libor - 6 Month           3,060    767,016,936.68      90.51
Fixed Rate                  579     80,370,532.76       9.48
Treasury - 1 Year             1         79,437.94       0.01
----------------------------------------------------------------------
Total:                    3,640    847,466,907.38     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
               Maximum Mortgage Rates of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF MAXIMUM           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
MORTGAGE RATES (%)         LOANS      ($)              DATE
----------------------------------------------------------------------
10.500 - 10.999                15      3,931,782.68     0.51
11.000 - 11.499                28      7,457,324.43     0.97
11.500 - 11.999               162     48,030,756.06     6.26
12.000 - 12.499               307     86,769,918.29    11.31
12.500 - 12.999               574    154,233,425.04    20.11
13.000 - 13.499               501    129,226,690.31    16.85
13.500 - 13.999               630    157,820,504.81    20.57
14.000 - 14.499               311     69,692,966.99     9.09
14.500 - 14.999               270     61,171,428.96     7.97
15.000 - 15.499                99     19,320,726.85     2.52
15.500 - 15.999                92     18,809,234.48     2.45
16.000 - 16.499                25      5,388,631.05     0.70
16.500 - 16.999                21      3,176,939.42     0.41
17.000 - 17.499                13      1,092,468.08     0.14
17.500 - 17.999                 7        562,456.34     0.07
18.000 - 18.499                 2        247,280.76     0.03
18.500 - 18.999                 1         45,357.24     0.01
19.000 - 19.499                 3        118,482.83     0.02
----------------------------------------------------------------------
Total:                      3,061    767,096,374.62   100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
               Minimum Mortgage Rates of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF MINIMUM           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
MORTGAGE RATES (%)         LOANS      ($)              DATE
----------------------------------------------------------------------
0.000 - 0.499             745    186,474,770.93        24.31
4.500 - 4.999               2        430,710.14         0.06
5.000 - 5.499              18      5,433,696.41         0.71
5.500 - 5.999             185     54,390,104.10         7.09
6.000 - 6.499             429    117,295,368.89        15.29
6.500 - 6.999             677    178,135,024.68        23.22
7.000 - 7.499             375     89,556,112.58        11.67
7.500 - 7.999             332     78,018,515.13        10.17
8.000 - 8.499             115     23,045,946.52         3.00
8.500 - 8.999             106     22,469,650.19         2.93
9.000 - 9.499              27      5,995,851.24         0.78
9.500 - 9.999              22      3,410,609.23         0.44
10.000 - 10.499            14      1,255,358.21         0.16
10.500 - 10.999             7        562,456.34         0.07
11.000 - 11.499             2        247,542.89         0.03
11.500 - 11.999             1         45,357.24         0.01
12.000 - 12.499             4        329,299.90         0.04
----------------------------------------------------------------------
Total:                  3,061    767,096,374.62       100.00
----------------------------------------------------------------------

                       DESCRIPTION OF THE TOTAL COLLATERAL

----------------------------------------------------------------------
          Gross Margins of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF GROSS             MORTGAGE   CUT-OFF DATE     THE CUT-OFF
MARGINS (%)                LOANS      ($)              DATE
----------------------------------------------------------------------
2.000 - 2.249                   1        394,866.90     0.05
2.250 - 2.499                   1        357,000.00     0.05
2.750 - 2.999                   5      1,269,978.57     0.17
3.000 - 3.249                   3      1,175,250.00     0.15
3.250 - 3.499                   2      1,138,497.84     0.15
3.500 - 3.749                   1        238,400.00     0.03
3.750 - 3.999                  18      3,671,572.20     0.48
4.000 - 4.249                  12      2,846,453.55     0.37
4.250 - 4.499                  26      7,885,290.81     1.03
4.500 - 4.749                  40     10,679,611.37     1.39
4.750 - 4.999                  70     21,033,740.87     2.74
5.000 - 5.249                 152     40,345,002.73     5.26
5.250 - 5.499                 270     73,795,576.39     9.62
5.500 - 5.749                 186     47,977,070.44     6.25
5.750 - 5.999                 700    178,003,654.66    23.20
6.000 - 6.249                 634    173,318,083.69    22.59
6.250 - 6.499                 221     50,812,374.44     6.62
6.500 - 6.749                 194     45,971,606.50     5.99
6.750 - 6.999                 204     45,090,206.21     5.88
7.000 - 7.249                 107     22,917,789.99     2.99
7.250 - 7.499                  57     12,295,809.92     1.60
7.500 - 7.749                  61     11,931,616.54     1.56
7.750 - 7.999                  20      3,515,938.35     0.46
8.000 - 8.249                  22      3,776,004.22     0.49
8.250 - 8.499                  16      2,928,164.46     0.38
8.500 - 8.749                  10      1,636,200.94     0.21
8.750 - 8.999                   8        798,963.46     0.10
9.000 - 9.249                   6        494,214.72     0.06
9.250 - 9.499                   4        306,764.07     0.04
9.500 - 9.749                   5        290,367.02     0.04
10.250 - 10.499                 1         36,463.69     0.00
10.500 - 10.749                 1         45,357.24     0.01
10.750 - 10.999                 1         31,974.48     0.00
11.000 - 11.249                 1         51,935.96     0.01
11.250 - 11.499                 1         34,572.39     0.00
----------------------------------------------------------------------
Total:                      3,061    767,096,374.62   100.00
----------------------------------------------------------------------

                       DESCRIPTION OF THE TOTAL COLLATERAL

----------------------------------------------------------------------
             Next Rate Adjustment Date of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
NEXT RATE                  MORTGAGE   CUT-OFF DATE     THE CUT-OFF
ADJUSTMENT DATE            LOANS      ($)              DATE
----------------------------------------------------------------------
Feb-06                      1            330,000.00         0.04
Mar-06                      3            813,231.38         0.11
Apr-06                     11          2,414,844.24         0.31
May-06                      4          2,014,199.18         0.26
Jun-06                      1             79,437.94         0.01
Aug-06                      2            654,673.40         0.09
Sep-06                      4          1,245,071.83         0.16
Oct-06                     13          3,389,693.68         0.44
Nov-06                     10          2,255,852.30         0.29
Feb-07                      1             67,518.49         0.01
Mar-07                      1            312,652.78         0.04
Apr-07                      5            991,702.38         0.13
May-07                      1            383,200.00         0.05
Jun-07                      1            240,832.57         0.03
Jul-07                     31          7,512,500.30         0.98
Aug-07                    140         37,640,738.30         4.91
Sep-07                    454        124,845,055.92        16.28
Oct-07                  1,263        325,492,950.93        42.43
Nov-07                    753        174,375,653.17        22.73
Dec-07                      1            159,870.14         0.02
Jul-08                      2            577,139.08         0.08
Aug-08                     19          4,620,008.20         0.60
Sep-08                     29          7,079,411.00         0.92
Oct-08                    170         38,114,819.46         4.97
Nov-08                     92         19,401,103.87         2.53
Dec-08                      1            293,488.92         0.04
Apr-09                      1            220,800.00         0.03
Jul-10                      2            916,710.14         0.12
Aug-10                      2            506,977.50         0.07
Sep-10                      4          1,342,427.55         0.18
Oct-10                     19          5,028,689.36         0.66
Nov-10                     19          3,649,568.61         0.48
Nov-15                      1            125,552.00         0.02
----------------------------------------------------------------------
Total:                  3,061        767,096,374.62       100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
             Initial Periodic Rate Cap of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
INITIAL PERIODIC           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
RATE CAP (%)               LOANS      ($)              DATE
----------------------------------------------------------------------
1.000                      82         20,306,399.91         2.65
1.500                     510        145,520,020.97        18.97
1.560                       1            112,000.00         0.01
2.000                     101         27,596,020.79         3.60
2.500                       1            503,200.00         0.07
3.000                   2,357        570,917,122.50        74.43
5.000                       9          2,141,610.45         0.28
----------------------------------------------------------------------
Total:                  3,061        767,096,374.62       100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                 Periodic Rate Cap of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
PERIODIC RATE              MORTGAGE   CUT-OFF DATE     THE CUT-OFF
CAP (%)                    LOANS      ($)              DATE
----------------------------------------------------------------------
1.000                   1,622        410,325,835.12      53.49
1.500                     906        226,630,968.04      29.54
2.000                     532        129,956,527.13      16.94
5.000                       1            183,044.33       0.02
----------------------------------------------------------------------
Total:                  3,061        767,096,374.62     100.00
----------------------------------------------------------------------

                               DESCRIPTION OF THE GROUP I COLLATERAL


--------------------------------------------------------------------------------------------------------------
                                             Collateral Summary
--------------------------------------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off
Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans.

                                                  Summary Statistics            Range (if applicable)
                                                  ------------------            ---------------------
Number of Mortgage Loans                                 1,947

Aggregate Current Principal Balance                 $386,575,725.54
Average Current Principal Balance                     $198,549.42             $21,750.97 to $538,041.63

Aggregate Original Principal Balance                $387,120,730.71
Average Original Principal Balance                    $198,829.34             $21,800.00 to $539,000.00

Fully Amortizing Mortgage Loans                         93.71%

1st Lien                                                98.92%

Weighted Avg. Gross Coupon                              7.149%                    4.625% to 13.990%

Weighted Avg. Original Term (months)                      357                         120 to 360
Weighted Avg. Remaining Term (months)                     354                         118 to 359

Weighted Avg. Margin(ARM Loans Only)                    6.090%                    2.490% to 11.375%

Weighted Avg. Maximum Rate (ARM Loans Only)             13.593%                   10.500% to 19.375%

Weighted Avg. Minimum Rate (ARM Loans Only)             5.533%                    0.000% to 12.375%

Weighted Avg. Combined Original LTV                     76.68%                     8.57% to 100.05%

Weighted Avg. Borrower FICO Score                         622                         481 to 829

Fixed Rate Mortage Loans                                 9.76%
Adjustable Rate Mortgage Loans                           90.24%

Prepayment Charges                                       87.11%

Seller-Financed Loans                                    0.00%

Geographic Distribution (Top 5)                    CA    39.97%
                                                   FL    11.96%
                                                   AZ     9.48%
                                                   NV     4.97%
                                                   IL     4.72%

                      DESCRIPTION OF THE GROUP I COLLATERAL

----------------------------------------------------------------------
                                 Collateral Type
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
COLLATERAL TYPE            LOANS      ($)              DATE
----------------------------------------------------------------------
1 YR/6MO LIB                20    4,883,703.54        1.26
2 YR/6MO LIB               786  161,211,498.03       41.70
2 YR/6MO LIB - BALLOON
15/30                       15      562,074.51         0.15
2 YR/6MO LIB - BALLOON
30/40                       79   16,299,026.10        4.22
2 YR/6MO LIB - IO          548  123,859,492.17       32.04
3 YR/6MO LIB                79   14,464,053.99        3.74
3 YR/6MO LIB - BALLOON
30/40                       12    2,804,615.34        0.73
3 YR/6MO LIB - IO           90   16,970,355.53        4.39
5 YR/6MO LIB                 8    1,428,841.39        0.37
5 YR/6MO LIB - IO           23    4,715,927.50        1.22
6 MO LIB                     4    1,206,286.45        0.31
6 MO LIB - IO                2      449,952.00        0.12
BALLOON 15/30               85    3,364,681.16        0.87
BALLOON 30/40                7    1,272,696.59        0.33
FIXED RATE                 183   31,862,237.77        8.24
FIXED RATE - IO              6    1,220,283.47        0.32
----------------------------------------------------------------------
Total:                   1,947  386,575,725.54      100.00
----------------------------------------------------------------------

                      DESCRIPTION OF THE GROUP I COLLATERAL


----------------------------------------------------------------------
                    Principal Balance as of the Cut-Off Date
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
RANGE OF PRINCIPAL         OF         AS OF THE        AS OF
BALANCES AS OF THE         MORTGAGE   CUT-OFF DATE     THE CUT-OFF
CUT-OFF DATE ($)           LOANS      ($)              DATE
----------------------------------------------------------------------
0.01 - 25,000.00               2         46,728.71      0.01
25,000.01 - 50,000.00         90      3,269,167.69      0.85
50,000.01 - 100,000.00       109      9,002,673.77      2.33
100,000.01 - 150,000.00      361     46,129,151.48      11.93
150,000.01 - 200,000.00      472     83,054,440.59      21.48
200,000.01 - 250,000.00      393     88,543,195.08      22.90
250,000.01 - 300,000.00      281     76,945,214.98      19.90
300,000.01 - 350,000.00      197     63,691,520.52      16.48
350,000.01 - 400,000.00       35     12,674,796.53      3.28
400,000.01 - 450,000.00        4      1,673,195.81      0.43
450,000.01 - 500,000.00        1        497,598.75      0.13
500,000.01 - 550,000.00        2      1,048,041.63      0.27
----------------------------------------------------------------------
Total:                     1,947    386,575,725.54     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                           Remaining Term to Maturity
----------------------------------------------------------------------


                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF REMAINING         MORTGAGE   CUT-OFF DATE     THE CUT-OFF
TERMS (MONTHS)             LOANS      ($)              DATE
----------------------------------------------------------------------
61 - 120                     1        115,726.60         0.03
121 - 180                  116      6,497,200.62         1.68
181 - 240                    2        169,200.07         0.04
301 - 360                1,828    379,793,598.25         98.25
----------------------------------------------------------------------
Total:                   1,947    386,575,725.54        100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                            Mortgage Loan Age Summary
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF LOAN AGES         MORTGAGE   CUT-OFF DATE     THE CUT-OFF
(MONTHS)                   LOANS      ($)              DATE
----------------------------------------------------------------------
1-6                       1,927    383,797,980.80      99.28
7-12                         20      2,777,744.74      0.72
----------------------------------------------------------------------
Total:                    1,947    386,575,725.54     100.00
----------------------------------------------------------------------

                      DESCRIPTION OF THE GROUP I COLLATERAL


----------------------------------------------------------------------
                                  Gross Coupons
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF GROSS             MORTGAGE   CUT-OFF DATE     THE CUT-OFF
COUPONS (%)                LOANS      ($)              DATE
----------------------------------------------------------------------
4.500 - 4.999                1          330,000.00      0.09
5.000 - 5.499               16        3,586,961.74      0.93
5.500 - 5.999              131       28,205,958.15      7.30
6.000 - 6.499              284       62,123,364.32      16.07
6.500 - 6.999              516      109,118,575.55      28.23
7.000 - 7.499              302       62,440,986.14      16.15
7.500 - 7.999              305       63,147,558.19      16.34
8.000 - 8.499              130       23,720,975.78      6.14
8.500 - 8.999              105       19,753,094.48      5.11
9.000 - 9.499               29        5,224,578.72      1.35
9.500 - 9.999               60        5,347,311.61      1.38
10.000 - 10.499             18        1,166,657.04      0.30
10.500 - 10.999             30        1,306,407.62      0.34
11.000 - 11.499              9          496,267.37      0.13
11.500 - 11.999              5          214,290.89      0.06
12.000 - 12.499              5          366,267.81      0.09
13.500 - 13.999              1           26,470.13      0.01
----------------------------------------------------------------------
Total:                   1,947      386,575,725.54     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                     Combined Original Loan-to-Value Ratios
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
RANGE OF COMBINED          OF         AS OF THE        AS OF
ORIGINAL LOAN-TO-          MORTGAGE   CUT-OFF DATE     THE CUT-OFF
VALUE RATIOS (%)           LOANS      ($)              DATE
----------------------------------------------------------------------
0.01 - 25.00                  7          586,360.45      0.15
25.01 - 30.00                 6          904,255.69      0.23
30.01 - 35.00                14        2,381,372.26      0.62
35.01 - 40.00                19        3,071,407.06      0.79
40.01 - 45.00                29        4,773,053.71      1.23
45.01 - 50.00                33        5,760,177.32      1.49
50.01 - 55.00                49        8,940,403.42      2.31
55.01 - 60.00                93       18,971,218.51      4.91
60.01 - 65.00               119       26,770,341.46      6.92
65.01 - 70.00               173       38,554,686.88      9.97
70.01 - 75.00               131       29,021,919.30      7.51
75.01 - 80.00               639      129,554,385.24      33.51
80.01 - 85.00               154       34,995,799.20      9.05
85.01 - 90.00               237       49,808,550.82      12.88
90.01 - 95.00                94       20,249,644.79      5.24
95.01 - 100.00              149       12,195,685.74      3.15
100.01 - 105.00               1           36,463.69      0.01
----------------------------------------------------------------------
Total:                    1,947      386,575,725.54     100.00
----------------------------------------------------------------------

                      DESCRIPTION OF THE GROUP I COLLATERAL

----------------------------------------------------------------------
                                   FICO Score
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF FICO              MORTGAGE   CUT-OFF DATE     THE CUT-OFF
SCORES                     LOANS      ($)              DATE
----------------------------------------------------------------------
450 - 499                   2        295,516.14      0.08
500 - 519                  82     16,123,347.03      4.17
520 - 539                 126     27,099,394.82      7.01
540 - 559                 155     32,462,289.43      8.40
560 - 579                 181     40,533,884.29      10.49
580 - 599                 183     38,562,039.63      9.98
600 - 619                 194     40,223,935.17      10.41
620 - 639                 248     46,665,201.71      12.07
640 - 659                 208     38,497,972.47      9.96
660 - 679                 140     26,549,757.52      6.87
680 - 699                 122     23,173,461.49      5.99
700 - 719                 105     18,504,121.68      4.79
720 - 739                  78     14,529,277.20      3.76
740 - 759                  68     12,356,856.38      3.20
760 - 779                  36      6,654,725.59      1.72
780 - 799                  15      3,626,778.14      0.94
800 - 819                   3        623,736.87      0.16
820 - 839                   1         93,429.98      0.02
----------------------------------------------------------------------
Total:                  1,947    386,575,725.54     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                              Debt-to-Income Ratio
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF DEBT-TO-          MORTGAGE   CUT-OFF DATE     THE CUT-OFF
INCOME RATIOS (%)          LOANS      ($)              DATE
----------------------------------------------------------------------
0.01 - 20.00              42      8,277,116.08         2.14
20.01 - 25.00             53      9,096,308.24         2.35
25.01 - 30.00            114     20,793,855.64         5.38
30.01 - 35.00            195     37,401,934.29         9.68
35.01 - 40.00            292     58,152,599.38         15.04
40.01 - 45.00            455     89,778,373.39         23.22
45.01 - 50.00            557    113,430,069.87         29.34
50.01 - 55.00            174     36,221,230.28         9.37
55.01 >=                  65     13,424,238.37         3.47
----------------------------------------------------------------------
Total:                 1,947    386,575,725.54       100.00
----------------------------------------------------------------------

                               DESCRIPTION OF THE GROUP I COLLATERAL


----------------------------------------------------------------------
                             Geographic Distribution
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
STATE                      LOANS      ($)              DATE
----------------------------------------------------------------------
California                639    154,501,909.77          39.97
Florida                   260     46,222,378.43          11.96
Arizona                   209     36,666,598.99          9.48
Nevada                    105     19,207,288.33          4.97
Illinois                   95     18,227,917.62          4.72
Washington                 83     16,046,442.04          4.15
Virginia                   60     12,020,525.22          3.11
Maryland                   51     11,471,814.34          2.97
Oregon                     48      7,689,112.83          1.99
Colorado                   42      7,265,330.29          1.88
New York                   26      6,864,453.26          1.78
Massachusetts              22      5,115,314.42          1.32
Minnesota                  19      3,455,015.89          0.89
Connecticut                22      3,397,499.79          0.88
Missouri                   28      3,393,838.91          0.88
Utah                       25      3,382,205.58          0.87
New Jersey                 14      3,093,594.46          0.80
Michigan                   18      2,619,821.00          0.68
Pennsylvania               17      2,346,910.76          0.61
Georgia                    15      2,127,403.30          0.55
Indiana                    15      2,092,016.94          0.54
Tennessee                  15      1,943,032.44          0.50
Wisconsin                  10      1,531,138.94          0.40
North Carolina              7      1,205,747.34          0.31
Delaware                    6      1,180,406.11          0.31
Ohio                        8      1,177,161.27          0.30
District of
Columbia                    6      1,111,272.89          0.29
Louisiana                   8      1,068,825.19          0.28
Mississippi                 7      1,010,192.05          0.26
New Hampshire               5        932,107.28          0.24
South Carolina              5        903,112.31          0.23
Arkansas                    7        824,271.21          0.21
New Mexico                  4        794,300.13          0.21
Texas                      11        793,896.21          0.21
Rhode Island                4        789,316.19          0.20
Kentucky                    7        770,500.93          0.20
Alaska                      3        718,218.45          0.19
Idaho                       6        638,977.49          0.17
Maine                       3        401,737.42          0.10
Alabama                     3        393,761.14          0.10
Kansas                      2        374,346.82          0.10
Nebraska                    3        325,850.72          0.08
West Virginia               1        223,000.00          0.06
Oklahoma                    2        221,204.61          0.06
Montana                     1         35,956.23          0.01
----------------------------------------------------------------------
Total:                  1,947    386,575,725.54     100.00
----------------------------------------------------------------------

                      DESCRIPTION OF THE GROUP I COLLATERAL

----------------------------------------------------------------------
                                Occupancy Status
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
OCCUPANCY                  MORTGAGE   CUT-OFF DATE     THE CUT-OFF
STATUS                     LOANS      ($)              DATE
----------------------------------------------------------------------
Owner Occupied            1,791    354,065,333.04      91.59
Non-Owner
Occupied                    130     27,736,432.31      7.17
Second Home                  26      4,773,960.19      1.23
----------------------------------------------------------------------
Total:                    1,947    386,575,725.54     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                               Documentation Type
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
DOCUMENTATION TYPE         LOANS      ($)              DATE
----------------------------------------------------------------------
Full                      1,012    193,355,132.44      50.02
Stated Income               748    154,401,201.90      39.94
None                        121     24,406,127.78      6.31
Limited                      32      7,563,272.81      1.96
Alternative                  34      6,849,990.61      1.77
----------------------------------------------------------------------
Total:                    1,947    386,575,725.54     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                                  Lien Position
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
LIEN POSITION              LOANS      ($)              DATE
----------------------------------------------------------------------
1st Lien                  1,840    382,390,717.66      98.92
2nd Lien                    107      4,185,007.88      1.08
----------------------------------------------------------------------
Total:                    1,947    386,575,725.54     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                                  Loan Purpose
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
PURPOSE                    LOANS      ($)              DATE
----------------------------------------------------------------------
Cash Out                  1,330    284,296,873.61      73.54
Purchase                    539     87,331,197.93      22.59
Rate Term
Refinance                    78     14,947,654.00      3.87
----------------------------------------------------------------------
Total:                    1,947    386,575,725.54     100.00
----------------------------------------------------------------------

                      DESCRIPTION OF THE GROUP I COLLATERAL

----------------------------------------------------------------------
                                  Property Type
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
PROPERTY TYPE              LOANS      ($)              DATE
----------------------------------------------------------------------
Single Family             1,494    291,337,634.86      75.36
Residence
PUD                         213     45,517,720.00      11.77
Two Family                   74     17,410,754.67      4.50
Condominium                  99     15,971,502.92      4.13
Four Family                  20      6,184,479.99      1.60
Condominium - Low
Rise                         26      5,461,597.20      1.41
Three Family                 17      3,917,565.95      1.01
Condominium - High
Rise                          3        708,725.95      0.18
Manufactured Housing          1         65,744.00      0.02
----------------------------------------------------------------------
Total:                    1,947    386,575,725.54     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                             Prepayment Charge Term
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
PREPAYMENT CHARGES         MORTGAGE   CUT-OFF DATE     THE CUT-OFF
TERM AT ORIGINATION        LOANS      ($)              DATE
----------------------------------------------------------------------
No Prepayment Penalty       262     49,828,984.87     12.89
Less Than 12 Months           1        398,400.00      0.10
12 Months                    80     18,173,533.21      4.70
24 Months                 1,203    245,637,338.18     63.54
36 Months                   401     72,537,469.28     18.76
----------------------------------------------------------------------
Total:                    1,947    386,575,725.54     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                               Conforming Balances
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
CONFORMING BALANCE         LOANS      ($)              DATE
----------------------------------------------------------------------
Conforming Loan            1,947    386,575,725.54     100.00
Balance
----------------------------------------------------------------------
Total:                     1,947    386,575,725.54     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                               Delinquency Status
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
 DELINQUENCY STATUS        LOANS      ($)              DATE
----------------------------------------------------------------------
Current                    1,947    386,575,725.54     100.00
----------------------------------------------------------------------
Total:                     1,947    386,575,725.54     100.00
----------------------------------------------------------------------

                      DESCRIPTION OF THE GROUP I COLLATERAL

----------------------------------------------------------------------
                                   Index Type
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
INDEX                      LOANS      ($)              DATE
----------------------------------------------------------------------
Libor - 6 Month            1,666    348,855,826.55      90.24
Fixed Rate                   281     37,719,898.99      9.76
----------------------------------------------------------------------
Total:                     1,947    386,575,725.54     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
               Maximum Mortgage Rates of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF MAXIMUM           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
MORTGAGE RATES (%)         LOANS      ($)              DATE
----------------------------------------------------------------------
10.500 - 10.999                9      2,035,604.57      0.58
11.000 - 11.499               17      3,515,918.33      1.01
11.500 - 11.999               72     14,765,704.79      4.23
12.000 - 12.499              145     32,286,382.86      9.25
12.500 - 12.999              293     62,713,010.15      17.98
13.000 - 13.499              245     53,016,252.44      15.20
13.500 - 13.999              339     72,770,152.18      20.86
14.000 - 14.499              186     37,528,003.16      10.76
14.500 - 14.999              180     37,695,681.23      10.81
15.000 - 15.499               67     12,347,794.14      3.54
15.500 - 15.999               68     13,584,223.86      3.89
16.000 - 16.499               13      2,519,890.59      0.72
16.500 - 16.999               17      2,750,066.38      0.79
17.000 - 17.499                7        757,809.72      0.22
17.500 - 17.999                3        203,568.56      0.06
18.000 - 18.499                2        247,280.76      0.07
19.000 - 19.499                3        118,482.83      0.03
----------------------------------------------------------------------
Total:                     1,666    348,855,826.55     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
               Minimum Mortgage Rates of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF MINIMUM           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
MORTGAGES RATES (%)        LOANS      ($)              DATE
----------------------------------------------------------------------
0.000 - 0.499                417     78,584,484.51      22.53
4.500 - 4.999                  2        430,710.14      0.12
5.000 - 5.499                  9      2,245,162.25      0.64
5.500 - 5.999                 84     19,284,068.74      5.53
6.000 - 6.499                185     42,739,434.22      12.25
6.500 - 6.999                334     73,871,255.77      21.18
7.000 - 7.499                212     46,081,157.86      13.21
7.500 - 7.999                220     48,011,860.09      13.76
8.000 - 8.499                 80     15,230,939.18      4.37
8.500 - 8.999                 74     14,873,037.98      4.26
9.000 - 9.499                 16      3,192,837.75      0.92
9.500 - 9.999                 18      2,983,736.19      0.86
10.000 - 10.499                6        546,730.52      0.16
10.500 - 10.999                3        203,568.56      0.06
11.000 - 11.499                2        247,542.89      0.07
12.000 - 12.499                4        329,299.90      0.09
----------------------------------------------------------------------
Total:                     1,666    348,855,826.55     100.00
----------------------------------------------------------------------

                      DESCRIPTION OF THE GROUP I COLLATERAL

----------------------------------------------------------------------
                   Gross Margins of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF GROSS             MORTGAGE   CUT-OFF DATE     THE CUT-OFF
MARGINS (%)                LOANS      ($)              DATE
----------------------------------------------------------------------
2.250 - 2.499               1        357,000.00         0.10
2.750 - 2.999               5      1,269,978.57         0.36
3.250 - 3.499               1        322,497.84         0.09
3.750 - 3.999              16      3,231,572.20         0.93
4.000 - 4.249               9      1,717,588.88         0.49
4.250 - 4.499              11      2,442,135.96         0.70
4.500 - 4.749              24      4,739,097.00         1.36
4.750 - 4.999              34      7,084,405.96         2.03
5.000 - 5.249              75     14,938,238.13         4.28
5.250 - 5.499             133     27,772,883.97         7.96
5.500 - 5.749             104     22,493,517.11         6.45
5.750 - 5.999             416     92,454,569.62         26.50
6.000 - 6.249             233     49,784,629.35         14.27
6.250 - 6.499             136     28,468,332.67         8.16
6.500 - 6.749             117     24,003,737.96         6.88
6.750 - 6.999             137     28,522,199.41         8.18
7.000 - 7.249              71     14,552,500.85         4.17
7.250 - 7.499              37      7,726,991.37         2.21
7.500 - 7.749              42      7,896,969.33         2.26
7.750 - 7.999              13      2,201,319.25         0.63
8.000 - 8.249              15      2,419,450.14         0.69
8.250 - 8.499               9      1,733,634.86         0.50
8.500 - 8.749               8      1,233,043.15         0.35
8.750 - 8.999               6        569,556.97         0.16
9.000 - 9.249               5        465,452.23         0.13
9.250 - 9.499               2        233,654.50         0.07
9.500 - 9.749               2         65,922.75         0.02
10.250 - 10.499             1         36,463.69         0.01
10.750 - 10.999             1         31,974.48         0.01
11.000 - 11.249             1         51,935.96         0.01
11.250 - 11.499             1         34,572.39         0.01
----------------------------------------------------------------------
Total:                  1,666    348,855,826.55       100.00
----------------------------------------------------------------------

                      DESCRIPTION OF THE GROUP I COLLATERAL

----------------------------------------------------------------------
             Next Rate Adjustment Date of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
NEXT RATE ADJUSTMENT       MORTGAGE   CUT-OFF DATE     THE CUT-OFF
DATE                       LOANS      ($)              DATE
----------------------------------------------------------------------
Feb-06                       1            330,000.00     0.09
Mar-06                       3            813,231.38     0.23
Apr-06                       2            513,007.07     0.15
Aug-06                       2            654,673.40     0.19
Sep-06                       2            480,821.83     0.14
Oct-06                      10          2,557,376.08     0.73
Nov-06                       6          1,190,832.23     0.34
Mar-07                       1            312,652.78     0.09
Apr-07                       4            497,260.29     0.14
Jun-07                       1            240,832.57     0.07
Jul-07                      14          2,977,155.51     0.85
Aug-07                      76         17,042,798.43     4.89
Sep-07                     207         46,809,921.48     13.42
Oct-07                     664        143,923,618.38     41.26
Nov-07                     460         89,967,981.23     25.79
Dec-07                       1            159,870.14     0.05
Jul-08                       1            154,521.06     0.04
Aug-08                      11          2,320,308.82     0.67
Sep-08                      18          4,199,122.95     1.20
Oct-08                      94         17,911,719.35     5.13
Nov-08                      56          9,359,863.76     2.68
Dec-08                       1            293,488.92     0.08
Jul-10                       1            100,710.14     0.03
Aug-10                       2            506,977.50     0.15
Sep-10                       2            394,345.83     0.11
Oct-10                      12          2,848,581.99     0.82
Nov-10                      14          2,294,153.43     0.66
----------------------------------------------------------------------
Total:                   1,666        348,855,826.55    100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
             Initial Periodic Rate Cap of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
INITIAL PERIODIC           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
RATE CAP (%)               LOANS      ($)              DATE
----------------------------------------------------------------------
1.000                       53         12,267,413.30     3.52
1.500                      168         37,722,050.76     10.81
1.560                        1            112,000.00     0.03
2.000                       52         12,160,500.88     3.49
3.000                    1,388        285,691,543.45     81.89
5.000                        4            902,318.16     0.26
----------------------------------------------------------------------
Total:                   1,666        348,855,826.55    100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                 Periodic Rate Cap of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
PERIODIC RATE              MORTGAGE   CUT-OFF DATE     THE CUT-OFF
CAP (%)                    LOANS      ($)              DATE
----------------------------------------------------------------------
1.000                     909        186,761,169.05     53.54
1.500                     396         79,685,674.28     22.84
2.000                     360         82,225,938.89     23.57
5.000                       1            183,044.33     0.05
----------------------------------------------------------------------
Total:                  1,666        348,855,826.55    100.00
----------------------------------------------------------------------

                              DESCRIPTION OF THE GROUP II COLLATERAL


--------------------------------------------------------------------------------------------------------------
                                             Collateral Summary
--------------------------------------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off
Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans.

                                                  Summary Statistics            Range (if applicable)
                                                  ------------------            ---------------------
Number of Mortgage Loans                                 1,693

Aggregate Current Principal Balance                 $460,891,181.84
Average Current Principal Balance                     $272,233.42            $15,402.63 to $1,172,587.36

Aggregate Original Principal Balance                $461,405,057.68
Average Original Principal Balance                    $272,536.95            $15,513.58 to $1,174,937.00

Fully Amortizing Mortgage Loans                         93.27%

1st Lien                                                98.75%

Weighted Avg. Gross Coupon                              6.799%                    5.000% to 14.500%

Weighted Avg. Original Term (months)                      357                         96 to 360
Weighted Avg. Remaining Term (months)                     354                         78 to 358

Weighted Avg. Margin(ARM Loans Only)                    5.888%                    2.140% to 10.625%

Weighted Avg. Maximum Rate (ARM Loans Only)             13.231%                   10.500% to 18.625%

Weighted Avg. Minimum Rate (ARM Loans Only)             5.057%                    0.000% to 11.625%

Weighted Avg. Combined Original LTV                     78.71%                    16.39% to 111.64%

Weighted Avg. Borrower FICO Score                         663                         457 to 811

Fixed Rate Mortgage Loans                                9.25%
Adjustable Rate Mortgage Loans                           90.75%

Prepayment Charges                                       92.62%

Seller-Financed Loans                                    0.49%

Geographic Distribution (Top 5)                    CA    66.64%
                                                   FL     8.50%
                                                   AZ     4.53%
                                                   NV     4.08%
                                                   WA     2.40%

                     DESCRIPTION OF THE GROUP II COLLATERAL


------------------------------------------------------------------
                                 Collateral Type
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
COLLATERAL TYPE            LOANS      ($)              DATE
----------------------------------------------------------------------
1 YR TREASURY                  1      79,437.94        0.02
1 YR/6MO LIB                   7   1,897,337.67        0.41
1 YR/6MO LIB - IO              2     764,250.00        0.17
10 YR/6MO LIB - IO             1     125,552.00        0.03
2 YR/6MO LIB                 343  90,107,821.40       19.55
2 YR/6MO LIB - BALLOON
15/30                         13     544,515.74        0.12
2 YR/6MO LIB - BALLOON
30/40                         70  20,088,037.66        4.36
2 YR/6MO LIB - IO            808  261,716,377.56      56.78
3 YR/6MO LIB                  55  12,684,005.25        2.75
3 YR/6MO LIB - BALLOON
30/40                         15   3,821,703.78        0.83
3 YR/6MO LIB - BALLOON
30/40 - IO                     1     216,000.00        0.05
3 YR/6MO LIB - IO             61  19,125,236.64        4.15
5 YR/6MO LIB                   4     730,267.55        0.16
5 YR/6MO LIB - BALLOON
30/40                          1     519,081.72        0.11
5 YR/6MO LIB - IO             11   4,271,055.00        0.93
6 MO LIB                       2   1,549,868.16        0.34
BALLOON 10/30                  1      47,154.21        0.01
BALLOON 15/30                 95   4,446,873.49        0.96
BALLOON 30/40                  4   1,327,144.12        0.29
FIXED RATE                   188  34,505,360.92        7.49
FIXED RATE - IO               10   2,324,101.03        0.50
----------------------------------------------------------------------
Total:                     1,693  460,891,181.84      100.00
----------------------------------------------------------------------

                     DESCRIPTION OF THE GROUP II COLLATERAL


----------------------------------------------------------------------
                    Principal Balance as of the Cut-Off Date
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
RANGE OF PRINCIPAL         OF         AS OF THE        AS OF
BALANCES AS OF THE         MORTGAGE   CUT-OFF DATE     THE CUT-OFF
CUT-OFF DATE ($)           LOANS      ($)              DATE
----------------------------------------------------------------------
0.01 - 25,000.00                11        227,465.89       0.05
25,000.01 - 50,000.00           96      3,762,224.50       1.50
100,000.01 - 150,000.00        148     18,976,092.31       4.12
150,000.01 - 200,000.00        210     37,104,843.67       8.05
200,000.01 - 250,000.00        235     53,351,603.64      11.58
250,000.01 - 300,000.00        252     69,168,315.44      15.01
300,000.01 - 350,000.00        164     52,926,520.66      11.48
350,000.01 - 400,000.00        171     64,131,320.59      13.91
400,000.01 - 450,000.00        114     48,338,495.37      10.49
450,000.01 - 500,000.00         96     45,613,839.85       9.90
500,000.01 - 550,000.00         49     25,734,102.62       5.58
550,000.01 - 600,000.00         17      9,742,629.07       2.11
600,000.01 - 650,000.00         18     11,396,537.70       2.47
650,000.01 - 700,000.00          4      2,688,641.13       0.58
700,000.01 - 750,000.00          3      2,164,564.16       0.47
750,000.01 - 800,000.00          5      3,887,660.76       0.84
800,000.01 - 850,000.00          1        816,000.00       0.18
850,000.01 - 900,000.00          2      1,780,000.00       0.39
950,000.01 - 1,000,000.00        1        978,705.57       0.21
1,150,000.01- 1,200,000.00       1      1,172,587.36       0.25
----------------------------------------------------------------------
Total:                       1,693    460,891,181.84     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                           Remaining Term to Maturity
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF REMAINING         MORTGAGE   CUT-OFF DATE     THE CUT-OFF
TERMS (MONTHS)             LOANS      ($)              DATE
----------------------------------------------------------------------
61 - 120                      4        118,226.15      0.03
121 - 180                   125      6,282,728.90      1.36
181 - 240                     7        912,946.73      0.20
241 - 300                     6        399,714.58      0.09
301 - 360                 1,551    453,177,565.48      98.33
----------------------------------------------------------------------
Total:                    1,693    460,891,181.84     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                            Mortgage Loan Age Summary
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF LOAN AGES         MORTGAGE   CUT-OFF DATE     THE CUT-OFF
(MONTHS)                   LOANS      ($)              DATE
----------------------------------------------------------------------
1 - 6                      1,648    454,986,169.77      98.72
7 - 12                        18      2,283,216.37      0.50
13 - 18                        8        453,021.40      0.10
19 - 24                       19      3,168,774.30      0.69
----------------------------------------------------------------------
Total:                     1,693    460,891,181.84     100.00
----------------------------------------------------------------------

                     DESCRIPTION OF THE GROUP II COLLATERAL


----------------------------------------------------------------------
                                  Gross Coupons
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF GROSS             MORTGAGE   CUT-OFF DATE     THE CUT-OFF
COUPONS (%)                LOANS      ($)              DATE
----------------------------------------------------------------------
5.000 - 5.499                16        6,157,929.79      1.34
5.500 - 5.999               164       58,114,035.21      12.61
6.000 - 6.499               373      115,505,282.06      25.06
6.500 - 6.999               496      150,525,153.04      32.66
7.000 - 7.499               217       56,855,268.87      12.34
7.500 - 7.999               159       39,380,828.41      8.54
8.000 - 8.499                64       11,944,184.82      2.59
8.500 - 8.999                54       11,667,782.33      2.53
9.000 - 9.499                27        3,978,092.99      0.86
9.500 - 9.999                52        2,803,240.85      0.61
10.000 - 10.499              22        1,395,340.13      0.30
10.500 - 10.999              32        1,774,216.50      0.38
11.000 - 11.499               7          333,399.10      0.07
11.500 - 11.999               7          340,265.60      0.07
12.000 - 12.499               1           32,982.54      0.01
13.000 - 13.499               1           20,863.82      0.00
14.500 - 14.999               1           62,315.78      0.01
----------------------------------------------------------------------
Total:                    1,693      460,891,181.84     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                     Combined Original Loan-to-Value Ratios
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
RANGE OF COMBINED          OF         AS OF THE        AS OF
ORIGINAL LOAN-TO           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
-VALUE RATIOS (%)          LOANS      ($)              DATE
----------------------------------------------------------------------
0.01 - 25.00                 5          668,679.15      0.15
25.01 - 30.00                1           59,915.43      0.01
30.01 - 35.00                5          937,886.93      0.20
35.01 - 40.00                6          829,873.55      0.18
40.01 - 45.00               11        2,794,856.15      0.61
45.01 - 50.00               14        3,501,973.49      0.76
50.01 - 55.00               22        4,869,540.28      1.06
55.01 - 60.00               40       11,082,464.60      2.40
60.01 - 65.00               65       17,121,982.30      3.71
65.01 - 70.00               70       21,098,500.98      4.58
70.01 - 75.00               75       22,984,592.94      4.99
75.01 - 80.00              976      295,986,250.37      64.22
80.01 - 85.00               72       20,216,531.44      4.39
85.01 - 90.00              129       37,418,331.76      8.12
90.01 - 95.00               66       11,924,951.96      2.59
95.01 - 100.00             130        8,900,289.70      1.93
100.01 - 105.00              4          353,371.92      0.08
105.01 - 110.00              1           32,155.84      0.01
110.01 - 115.00              1          109,033.05      0.02
----------------------------------------------------------------------
Total:                   1,693      460,891,181.84     100.00
----------------------------------------------------------------------

                     DESCRIPTION OF THE GROUP II COLLATERAL

----------------------------------------------------------------------
                                   FICO Score
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF FICO              MORTGAGE   CUT-OFF DATE     THE CUT-OFF
SCORES                     LOANS      ($)              DATE
----------------------------------------------------------------------
Not Available               5        488,896.91      0.11
450 - 499                   7        674,676.06      0.15
500 - 519                  42      9,279,351.38      2.01
520 - 539                  64     15,286,787.90      3.32
540 - 559                  60     15,591,107.54      3.38
560 - 579                  72     19,480,894.50      4.23
580 - 599                  78     19,431,231.55      4.22
600 - 619                 122     30,806,305.53      6.68
620 - 639                 184     44,545,450.18      9.67
640 - 659                 201     53,659,032.40      11.64
660 - 679                 184     46,751,406.02      10.14
680 - 699                 186     54,321,219.86      11.79
700 - 719                 170     50,133,011.93      10.88
720 - 739                 124     35,863,368.22      7.78
740 - 759                 104     35,725,713.97      7.75
760 - 779                  69     22,252,709.99      4.83
780 - 799                  16      4,889,569.65      1.06
800 - 819                   5      1,710,448.25      0.37
----------------------------------------------------------------------
Total:                  1,693    460,891,181.84     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                              Debt-to-Income Ratio
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF DEBT-TO-          MORTGAGE   CUT-OFF DATE     THE CUT-OFF
INCOME RATIOS (%)          LOANS      ($)              DATE
----------------------------------------------------------------------
Not Available               48      4,528,423.16      0.98
0.01 - 20.00                34      7,622,472.70      1.65
20.01 - 25.00               38      9,810,814.73      2.13
25.01 - 30.00               79     18,478,725.60      4.01
30.01 - 35.00              140     32,364,302.05      7.02
35.01 - 40.00              246     64,782,042.40      14.06
40.01 - 45.00              403    109,861,025.49      23.84
45.01 - 50.00              536    159,682,783.19      34.65
50.01 - 55.00              108     33,203,069.59      7.20
55.01 >=                    61     20,557,522.93      4.46
----------------------------------------------------------------------
Total:                   1,693    460,891,181.84     100.00
----------------------------------------------------------------------

                     DESCRIPTION OF THE GROUP II COLLATERAL


----------------------------------------------------------------------
                             Geographic Distribution
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
STATE                      LOANS      ($)              DATE
----------------------------------------------------------------------
California               915    307,115,975.59         66.64
Florida                  202     39,167,621.91         8.50
Arizona                  101     20,877,055.01         4.53
Nevada                    80     18,826,308.75         4.08
Washington                44     11,053,018.85         2.40
Virginia                  30      7,025,220.33         1.52
Maryland                  26      6,793,738.98         1.47
Oregon                    30      5,219,684.81         1.13
New York                  17      5,147,936.66         1.12
Illinois                  20      5,077,367.80         1.10
Texas                     31      3,018,149.56         0.65
Massachusetts              9      2,838,981.03         0.62
North Carolina            14      2,732,787.93         0.59
Michigan                  17      2,664,341.21         0.58
Georgia                   11      2,049,220.65         0.44
New Jersey                 6      2,029,207.53         0.44
Utah                      13      1,804,234.68         0.39
Tennessee                 12      1,540,091.15         0.33
Pennsylvania              12      1,539,222.72         0.33
Indiana                    9      1,438,512.26         0.31
Connecticut                7      1,322,550.05         0.29
Louisiana                  9      1,190,395.60         0.26
Colorado                   5      1,088,884.51         0.24
Missouri                   5      1,058,038.02         0.23
Minnesota                  5        896,802.51         0.19
Ohio                       7        882,494.61         0.19
Idaho                      5        690,387.37         0.15
South Carolina             7        679,335.73         0.15
Alabama                    9        644,417.15         0.14
Mississippi                4        599,899.43         0.13
Iowa                       4        476,851.83         0.10
Rhode Island               2        475,215.90         0.10
Delaware                   3        449,440.39         0.10
Kansas                     3        449,099.63         0.10
Oklahoma                   6        425,497.22         0.09
Arkansas                   3        407,294.28         0.09
West Virginia              4        396,692.76         0.09
Alaska                     1        265,600.00         0.06
Maine                      1        203,615.59         0.04
New Mexico                 2        195,077.06         0.04
Kentucky                   1         91,200.00         0.02
Hawaii                     1         43,714.79         0.01
----------------------------------------------------------------------
Total:                 1,693    460,891,181.84       100.00
----------------------------------------------------------------------

                     DESCRIPTION OF THE GROUP II COLLATERAL

----------------------------------------------------------------------
                                Occupancy Status
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
OCCUPANCY STATUS           LOANS      ($)              DATE
----------------------------------------------------------------------
Owner Occupied            1,633    447,896,844.06      97.18
Non-Owner
Occupied                     47      9,730,453.21      2.11
Second Home                  13      3,263,884.57      0.71
----------------------------------------------------------------------
Total:                    1,693    460,891,181.84     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                               Documentation Type
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
DOCUMENTATION TYPE         LOANS      ($)              DATE
----------------------------------------------------------------------
Stated Income             733        212,107,834.27      46.02
Full                      594        157,932,123.96      34.27
None                      307         75,032,984.39      16.28
Limited                    33          8,303,734.37      1.80
Alternative                25          7,499,102.22      1.63
Missing                     1             15,402.63      0.00
----------------------------------------------------------------------
Total:                  1,693        460,891,181.84     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                                  Lien Position
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
LIEN POSITION              LOANS      ($)              DATE
----------------------------------------------------------------------
1st Lien                  1,569    455,111,053.92      98.75
2nd Lien                    124      5,780,127.92       1.25
----------------------------------------------------------------------
Total:                    1,693    460,891,181.84     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                                  Loan Purpose
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
PURPOSE                    LOANS      ($)              DATE
----------------------------------------------------------------------
Purchase                    1,132    302,808,135.30      65.70
Cash Out                      534    151,543,539.56      32.88
Rate Term
Refinance                      27      6,539,506.98      1.42
----------------------------------------------------------------------
Total:                      1,693    460,891,181.84     100.00
----------------------------------------------------------------------

                     DESCRIPTION OF THE GROUP II COLLATERAL

----------------------------------------------------------------------
                                  Property Type
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
PROPERTY TYPE              LOANS      ($)              DATE
----------------------------------------------------------------------
Single Family              1,257    345,253,247.48      74.91
Residence
PUD                          231     61,853,622.94      13.42
Condominium                  105     25,977,301.42      5.64
Two Family                    50     13,621,434.58      2.96
Three Family                  15      5,190,636.36      1.13
Four Family                   15      4,066,020.93      0.88
Condominium - Low
Rise                          12      3,396,459.21      0.74
Condominium - High
Rise                           6      1,390,520.66      0.30
Manufactured Housing           2        141,938.26      0.03
----------------------------------------------------------------------
Total:                     1,693    460,891,181.84     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                             Prepayment Charge Term
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
PREPAYMENT CHARGE          MORTGAGE   CUT-OFF DATE     THE CUT-OFF
TERM AT ORIGINATION        LOANS      ($)              DATE
----------------------------------------------------------------------
No Prepayment Penalty        175     33,998,780.59      7.38
Less Than 12 Months            4      1,238,314.78      0.27
12 Months                    115     36,183,458.22      7.85
24 Months                  1,054    300,959,408.16      65.30
30 Months                      1        207,421.77      0.05
36 Months                    307     78,141,573.94      16.95
60 Months                     37     10,162,224.38      2.20
----------------------------------------------------------------------
Total:                     1,693    460,891,181.84     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                               Conforming Balances
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
CONFORMING BALANCE         LOANS      ($)              DATE
----------------------------------------------------------------------
Conforming Loan            1,232    253,979,194.17      55.11
Balance
Non-conforming Loan
Balance                      461    206,911,987.67      44.89
----------------------------------------------------------------------
Total:                     1,693    460,891,181.84     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                               Delinquency Status
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
DELINQUENCY STATUS         LOANS      ($)              DATE
----------------------------------------------------------------------
Current                     1,693    460,891,181.84     100.00
----------------------------------------------------------------------
Total:                      1,693    460,891,181.84     100.00
----------------------------------------------------------------------

                     DESCRIPTION OF THE GROUP II COLLATERAL

----------------------------------------------------------------------
                                   Index Type
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
                           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
INDEX TYPE                 LOANS      ($)              DATE
----------------------------------------------------------------------
Libor - 6 Month            1,394    418,161,110.13      90.73
Fixed Rate                   298     42,650,633.77      9.25
Treasury - 1 Year              1         79,437.94      0.02
----------------------------------------------------------------------
Total:                     1,693    460,891,181.84     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
               Maximum Mortgage Rates of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF MAXIMUM           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
MORTGAGE RATES (%)         LOANS      ($)              DATE
----------------------------------------------------------------------
10.500 - 10.999                  6      1,896,178.11      0.45
11.000 - 11.499                 11      3,941,406.10      0.94
11.500 - 11.999                 90     33,265,051.27      7.95
12.000 - 12.499                162     54,483,535.43      13.03
12.500 - 12.999                281     91,520,414.89      21.88
13.000 - 13.499                256     76,210,437.87      18.22
13.500 - 13.999                291     85,050,352.63      20.34
14.000 - 14.499                125     32,164,963.83      7.69
14.500 - 14.999                 90     23,475,747.73      5.61
15.000 - 15.499                 32      6,972,932.71      1.67
15.500 - 15.999                 24      5,225,010.62      1.25
16.000 - 16.499                 12      2,868,740.46      0.69
16.500 - 16.999                  4        426,873.04      0.10
17.000 - 17.499                  6        334,658.36      0.08
17.500 - 17.999                  4        358,887.78      0.09
18.500 - 18.999                  1         45,357.24      0.01
----------------------------------------------------------------------
Total:                       1,395    418,240,548.07     100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
               Minimum Mortgage Rates of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF MINIMUM           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
MORTGAGE RATES (%)         LOANS      ($)              DATE
----------------------------------------------------------------------
0.000 - 0.499                  328    107,890,286.42      25.80
5.000 - 5.499                    9      3,188,534.16      0.76
5.500 - 5.999                  101     35,106,035.36      8.39
6.000 - 6.499                  244     74,555,934.67      17.83
6.500 - 6.999                  343    104,263,768.91      24.93
7.000 - 7.499                  163     43,474,954.72      10.39
7.500 - 7.999                  112     30,006,655.04      7.17
8.000 - 8.499                   35      7,815,007.34      1.87
8.500 - 8.999                   32      7,596,612.21      1.82
9.000 - 9.499                   11      2,803,013.49      0.67
9.500 - 9.999                    4        426,873.04      0.10
10.000 - 10.499                  8        708,627.69      0.17
10.500 - 10.999                  4        358,887.78      0.09
11.500 - 11.999                  1         45,357.24      0.01
----------------------------------------------------------------------
Total:                       1,395    418,240,548.07     100.00
----------------------------------------------------------------------

                     DESCRIPTION OF THE GROUP II COLLATERAL

----------------------------------------------------------------------
                   Gross Margins of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
RANGE OF GROSS             MORTGAGE   CUT-OFF DATE     THE CUT-OFF
MARGINS (%)                LOANS      ($)              DATE
----------------------------------------------------------------------
2.000 - 2.249                  1        394,866.90      0.09
3.000 - 3.249                  3      1,175,250.00      0.28
3.250 - 3.499                  1        816,000.00      0.20
3.500 - 3.749                  1        238,400.00      0.06
3.750 - 3.999                  2        440,000.00      0.11
4.000 - 4.249                  3      1,128,864.67      0.27
4.250 - 4.499                 15      5,443,154.85      1.30
4.500 - 4.749                 16      5,940,514.37      1.42
4.750 - 4.999                 36     13,949,334.91      3.34
5.000 - 5.249                 77     25,406,764.60      6.07
5.250 - 5.499                137     46,022,692.42      11.00
5.500 - 5.749                 82     25,483,553.33      6.09
5.750 - 5.999                284     85,549,085.04      20.45
6.000 - 6.249                401    123,533,454.34      29.54
6.250 - 6.499                 85     22,344,041.77      5.34
6.500 - 6.749                 77     21,967,868.54      5.25
6.750 - 6.999                 67     16,568,006.80      3.96
7.000 - 7.249                 36      8,365,289.14      2.00
7.250 - 7.499                 20      4,568,818.55      1.09
7.500 - 7.749                 19      4,034,647.21      0.96
7.750 - 7.999                  7      1,314,619.10      0.31
8.000 - 8.249                  7      1,356,554.08      0.32
8.250 - 8.499                  7      1,194,529.60      0.29
8.500 - 8.749                  2        403,157.79      0.10
8.750 - 8.999                  2        229,406.49      0.05
9.000 - 9.249                  1         28,762.49      0.01
9.250 - 9.499                  2         73,109.57      0.02
9.500 - 9.749                  3        224,444.27      0.05
10.500 - 10.749                1         45,357.24      0.01
----------------------------------------------------------------------
Total:                     1,395    418,240,548.07     100.00
----------------------------------------------------------------------

----------------------------------------------------------------------
             Next Rate Adjustment Date of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
NEXT RATE                  MORTGAGE   CUT-OFF DATE     THE CUT-OFF
ADJUSTMENT DATE            LOANS      ($)              DATE
----------------------------------------------------------------------
Apr-06                       9          1,901,837.17     0.45
May-06                       4          2,014,199.18     0.48
Jun-06                       1             79,437.94     0.02
Sep-06                       2            764,250.00     0.18
Oct-06                       3            832,317.60     0.20
Nov-06                       4          1,065,020.07     0.25
Feb-07                       1             67,518.49     0.02
Apr-07                       1            494,442.09     0.12
May-07                       1            383,200.00     0.09
Jul-07                      17          4,535,344.79     1.08
Aug-07                      64         20,597,939.87     4.92
Sep-07                     247         78,035,134.44     18.66
Oct-07                     599        181,569,332.55     43.41
Nov-07                     293         84,407,671.94     20.18
Jul-08                       1            422,618.02     0.10
Aug-08                       8          2,299,699.38     0.55
Sep-08                      11          2,880,288.05     0.69
Oct-08                      76         20,203,100.11     4.83
Nov-08                      36         10,041,240.11     2.40
Apr-09                       1            220,800.00     0.05
Jul-10                       1            816,000.00     0.20
Sep-10                       2            948,081.72     0.23
Oct-10                       7          2,180,107.37     0.52
Nov-10                       5          1,355,415.18     0.32
Nov-15                       1            125,552.00     0.03
----------------------------------------------------------------------
Total:                   1,395        418,240,548.07    100.00
----------------------------------------------------------------------



----------------------------------------------------------------------
             Initial Periodic Rate Cap of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
INITIAL PERIODIC           MORTGAGE   CUT-OFF DATE     THE CUT-OFF
RATE CAP (%)               LOANS      ($)              DATE
----------------------------------------------------------------------
1.000                        29          8,038,986.61     1.92
1.500                       342        107,797,970.21     25.77
2.000                        49         15,435,519.91     3.69
2.500                         1            503,200.00     0.12
3.000                       969        285,225,579.05     68.20
5.000                         5          1,239,292.29     0.30
----------------------------------------------------------------------
Total:                    1,395        418,240,548.07    100.00
----------------------------------------------------------------------


----------------------------------------------------------------------
                 Periodic Rate Cap of the Adjustable Rate Loans
----------------------------------------------------------------------
                                                       % OF
                                      PRINCIPAL        PRINCIPAL
                           NUMBER     BALANCE          BALANCE
                           OF         AS OF THE        AS OF
PERIODIC RATE              MORTGAGE   CUT-OFF DATE     THE CUT-OFF
CAP (%)                    LOANS      ($)              DATE
----------------------------------------------------------------------
1.000                         713        223,564,666.07     53.45
1.500                         510        146,945,293.76     35.13
2.000                         172         47,730,588.24     11.41
----------------------------------------------------------------------
Total:                      1,395        418,240,548.07    100.00
----------------------------------------------------------------------